SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 2)
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Siouxland Ethanol, LLC

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Dear Member of Siouxland Ethanol, LLC:
     On behalf of the Board of Directors, I invite you to attend an important Special Meeting of Members of Siouxland Ethanol, LLC (the “Company”) to be held at the Marina Inn Conference Center, 4th & B Streets, South Sioux City, Nebraska, on [Day], [Date], 2009, at [time] local time. The Board has called this Special Meeting to consider several proposed changes to our Company’s Operating Agreement. The Operating Agreement is the fundamental document that controls your rights as a member of the Company. The most important of these proposed changes (which we are calling the “Reclassification Amendments”) will result in our current single class of limited liability company membership units (the “Units”) being divided into three separate classes, with each class having rights and privileges different from the other classes. These new classes of Units, which will be called Class A Units, Class B Units and Class C Units, will be distributed in exchange for the existing Units so that members holding five or more Units will get one Class A Unit for each Unit that they hold, members holding three or four Units will get one Class B Unit for each Unit that they hold, and members holding less than three Units will get one Class C Unit for each Unit that they hold.
     The purpose of the Reclassification Amendments is to reduce the number of record owners of the existing Units so that the Company can terminate the registration of the Units with the Securities and Exchange Commission (“SEC”) and to suspend our obligation to file periodic reports with the SEC and to end the need to comply with other requirements of federal securities laws relating to companies with SEC-registered securities. We call this the “Going Private Transaction” and we are recommending this action in order to reduce the ongoing costs associated with the Company being subject to the public reporting requirements and other rules imposed by the SEC. The Board has unanimously approved the Reclassification Amendments and determined that the Going Private Transaction is fair to all of our members. In reaching this determination, the Board of Directors considered a variety of positive and negative factors, which are discussed in more detail in the attached Proxy Statement.
     You will also be asked to vote on five other amendments to the Operating Agreement which are designed to simplify certain governance and administrative provisions of the Operating Agreement that do not relate to the proposed reclassification of the Units.
     Our Board of Directors unanimously recommends that you vote “FOR” the approval of each of the proposed amendments to the Operating Agreement.
     Because of the important nature of the business to be considered, we need to have your Units represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, I ask that you please take the time to vote by completing the enclosed proxy and returning it to us. Returning your proxy will not prevent you from voting in person at the Special Meeting, but will assure that your votes will be counted if you are unable to attend the Special Meeting.
     The official Notice of Special Meeting of Members and the related Proxy Statement that follow describe the business to be conducted at the Special Meeting in detail. I urge you to review these materials carefully before returning your proxy to us. I thank you for your attention to these important matters and I look forward to seeing you at the Special Meeting.

Sincerely,
/s/ Thomas Lynch
Thomas Lynch, Chairman of the Board of Directors
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of any of the proposed amendments to our Operating Agreement or passed upon the fairness of these amendments or of the Going Private Transaction or upon the adequacy or accuracy of this Proxy Statement. Any representation to the contrary is a criminal offense.

SIOUXLAND ETHANOL, LLC
NOTICE OF SPECIAL MEETING OF MEMBERS
[Date], 2009
Dear Siouxland Ethanol Member:
     A Special Meeting of Members of Siouxland Ethanol, LLC (the “Company”) will be held at the Marina Inn Conference Center, 4th & B Streets, South Sioux City, Nebraska, on [Day], [Date], 2009, at [time] local time. At the Special Meeting, you will be asked to vote on the adoption of the following proposed amendments to the Company’s current Operating Agreement:
1.	A group of interrelated amendments (which we refer to as the “Reclassification Amendments”) that will (i) divide the existing single class of Units into three separate classes, which will be designated Class A Units, Class B Units and Class C Units, (ii) establish the distinct rights and obligations of these three classes of Units and (iii) provide how the new classes of Units will be distributed among our members in exchange for their existing Units;

2.	Amendments to Section 5.3(a) to eliminate obsolete provisions relating to the appointment of the original directors prior to the time the Company’s ethanol plant was completed and to the process of initially creating three groups of directors with staggered terms;

3.	An amendment to Section 5.3(b)(v) to allow members to nominate persons to serve on the Board of Directors without necessarily providing all the information about the nominee required by the SEC’s proxy statement rules;

4.	An amendment to Section 6.10 that will allow members to take action by written consent in lieu of a vote taken at a meeting of members;

5.	An amendment to Section 6.11 to authorize the Board of Directors to establish record dates for determining members entitled to receive notice of, and vote at, a meeting of members other than the mailing date of the notice of the meeting and to establish record dates for determining members entitled to a cash distribution other than the date the distribution is declared; and

6.	The addition of Section 8.1(d) to clarify that amendments to the Operating Agreement are effective when approved by our members and do not require each member to sign the document incorporating the amendments.
     In addition, the Board of Directors is asking for your proxy to vote for any adjournment or postponement of the Special Meeting that may be necessary or appropriate for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve each of the proposed amendments to the Operating Agreement.
     The Reclassification Amendments will be voted on as a single matter and none of the Reclassification Amendments will be adopted unless all of the Reclassification Amendments are adopted. However, adoption of the Reclassification Amendments does not depend on the approval of any of the other proposed amendments to the Operating Agreement. Given the nature of the Reclassification Amendments, the Board of Directors will require that they be approved by an affirmative vote of members holding a majority of the outstanding Units. The proposed amendments to Section 5.3(b)(v) of the Operating Agreement will be voted on as a separate matter, but will not be adopted if the

Reclassification Amendments are not approved by the members. Each of the other proposed amendments to the Operating Agreement will be voted on as separate matters, and the adoption of any such amendment is not conditioned on the adoption of the Reclassification Amendments or any other proposed amendment to the Company’s Operating Agreement. Amendments to the Operating Agreement other than the Reclassification Amendments will be adopted if approved by a majority of the Units represented in person or by proxy at the Special Meeting that are entitled to vote, provided a quorum is present at the Special Meeting.
     Each of the proposed amendments to our Operating Agreement to be considered at the Special Meeting is discussed in greater detail in the accompanying Proxy Statement. You should read the Proxy Statement completely since it contains important information that you will want to consider before voting your proxy at the Special Meeting.
     No dissenters’, appraisal or other similar rights are available with respect to any action to be taken at the Special Meeting.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE FOR THE APPROVAL OF EACH OF THE PROPOSED AMENDMENTS TO THE OPERATING AGREEMENT TO BE CONSIDERED AT THE SPECIAL MEETING AND FOR APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, FOR THE PURPOSE, AMONG OTHERS, OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE EACH OF THE PROPOSED AMENDMENTS TO THE OPERATING AGREEMENT.
     It is important that your Units be represented and voted at the Special Meeting regardless of the number of Units you own. In order to assure that your Units are represented at the Special Meeting, we ask you to please complete, sign, date and mail the enclosed proxy even if you plan to attend the Special Meeting in person. Doing this promptly will save the Company the expense of additional proxy solicitations.
     PLEASE DO NOT SEND ANY CERTIFICATES FOR YOUR UNITS AT THIS TIME.
     We look forward to seeing you at the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS:
Jackson, Nebraska	By:	/s/ Douglas K. Garwood
[Date], 2009		Douglas K. Garwood
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Members to be Held on [Date], 2009. The Proxy Statement for this Special Meeting is available online at http://www.siouxlandethanol.com/index.cfm?show=10&mid=33.

PROXY STATEMENT
FOR
SPECIAL MEETING OF MEMBERS
[DAY], [DATE], 2009
     Our Board of Directors is asking for your proxy to use at a Special Meeting of Members of Siouxland Ethanol, LLC (the “Company”) to be held on [Day], [Date], 2009 at [time] local time, at the Marina Inn Conference Center, 4th & B Streets, South Sioux City, Nebraska. At the Special Meeting, you will be asked to vote to approve six separate groups of amendments to the Company’s existing Amended and Restated Operating Agreement (the “Operating Agreement”), which are described in more detail in this Proxy Statement. The Operating Agreement is the fundamental document that controls your rights as a member of the Company.
     The most important of these proposed amendments is an interrelated group of amendments (which we are calling the “Reclassification Amendments”) that will result in a reclassification of our current single class of limited liability company membership units (the “Units”) into three separate classes which will be called Class A Units, Class B Units and Class C Units and which will each have different rights and privileges. The purpose of the proposed reclassification of Units is to allow the Company to deregister our existing Units with the Securities and Exchange Commission (“SEC”) in order to save the ongoing costs associated with filing reports with the SEC and complying with other federal securities laws relating to companies with SEC-registered securities. These new classes of Units will be distributed in exchange for the existing Units so that members owning five or more Units will get one Class A Unit for each Unit that they own, members owning three or four Units will get one Class B Unit for each Unit that they own, and members owning less than three Units will get one Class C Unit for each Unit that they own. Members will receive no other consideration for their existing Units. It is important to understand that your rights and obligations as a member of the Company may change as a result of the adoption of the Reclassification Amendments in ways that are different from other members of the Company. Among other things, the voting rights of Class B Units will be restricted to the election of directors, amendments to the Operating Agreement that affect the rights of the Class B Units and matters that require a vote of a majority of all Units under law, and the Class C Units will have no voting rights except for amendments to the Operating Agreement that affect the rights of the Class C Units and matters that require a vote of a majority of all Units under law.
     You are also being asked to vote on five other amendments to the Operating Agreement which are designed to simplify certain governance and administrative provisions of the Operating Agreement that do not relate to the proposed reclassification of the Units. If approved, one of these other amendments will be adopted only if the Reclassification Amendments are adopted. The other three amendments will be adopted if approved, whether or not the Reclassification Amendments are adopted.
     This Proxy Statement explains each of the proposed amendments to the Company’s Operating Agreement and provides specific information concerning the Special Meeting. We urge you to review the entire Proxy Statement carefully prior to returning your proxy. This Proxy Statement, the Notice of Special Meeting of Members and the proxy are first being sent to members of the Company on or about [date], 2009.

     All record holders of our Units at the close of business on [date], 2009 (the “Record Date”) will be entitled to vote at the Special Meeting. There were 3,789 Units issued and outstanding on the Record Date. Each outstanding Unit is entitled to one vote on each matter to be voted on at the Special Meeting.
     The Board of Directors has unanimously recommended that members vote FOR the approval of each of the proposed amendments to the Operating Agreement and FOR the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies.
     Your vote is important. If you fail to submit a signed proxy or vote in person at the Special Meeting, it will have the same effect as a vote against the approval of the Reclassification Amendments and will make it less likely that a quorum will be present at the Special Meeting. Whether or not you plan to attend the Special Meeting, please take the time to vote by completing the enclosed proxy and returning it to us. If you decide to attend the Special Meeting in person, you may revoke your proxy at any time prior to its exercise and vote in person. You can also revoke your proxy at any time before it is voted at the Special Meeting by sending a written notice of revocation to our Company Secretary or by submitting a later-dated proxy for use at the Special Meeting.
     Your proxy is being solicited by the Company and will authorize our Board of Directors to vote on your behalf at the Special Meeting according to your instructions as long as your proxy is properly executed and has not been revoked by you. If you simply sign and date your proxy, but do not provide any instructions as to how the proxy should be voted, your proxy will be voted FOR the approval of each of the proposed amendments to the Operating Agreement and FOR the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies.
     This Proxy Statement is dated [                    ], 2009.

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Exhibits

Exhibit A	Second Amended and Restated Operating Agreement of Siouxland Ethanol, LLC

Exhibit B	Second Amended and Restated Operating Agreement of Siouxland Ethanol, LLC marked to show changes from existing Amended and Restated Operating Agreement

Exhibit C	Annual Report on Form 10-K for the year ended September 30, 2008

Exhibit D	Quarterly Report on Form 10-Q for the quarter ended June 30, 2009

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SUMMARY TERM SHEET
     This summary term sheet provides an overview of material information from this Proxy Statement about the amendments to the Company’s Operating Agreement that will be considered at the Special Meeting. This is only a summary of the proposals to amend the Operating Agreement that will be considered at the Special Meeting. To better understand each of the proposed amendments to the Operating Agreement and the reasons the Board of Directors is recommending them, we encourage you to carefully read this entire Proxy Statement, including the full Second Amended and Restated Operating Agreement, before voting. In this Proxy Statement, “Siouxland,” “we,” “our,” “us” and the “Company” refer to Siouxland Ethanol, LLC, a Nebraska limited liability company.
Background
     Siouxland Ethanol, LLC is a Nebraska limited liability company that was formed to construct and operate a dry-mill corn-based ethanol plant near Jackson, Nebraska with a stated capacity to produce 50 million gallons of fuel-grade ethanol and 160,000 tons of dried distillers grains per year. In order to provide equity financing for the construction of our ethanol plant, the Company issued 3,789 limited liability company membership units (the “Units”), of which 3,588 were issued in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), that was completed on November 3, 2005. Before issuing Units, the Company adopted an Amended and Restated Operating Agreement, which, among other things, sets out the rights and obligations of the persons holding Units. The Amended and Restated Operating Agreement currently remains in effect and we refer to it in this Proxy Statement as the “Operating Agreement.”
     After completion of the public offering of Units, the Company began filing periodic reports with the Securities and Exchange Commission (the “SEC”) pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the end of our fiscal year ended September 30, 2006, the Company became subject to the requirement to register the Units under Section 12(g) of the Exchange Act and we filed a registration statement on Form 8-A on January 26, 2007 for that purpose. Since that time, the Company has been required to file periodic reports with the SEC under Section 13 of the Exchange Act, comply with the regulations regarding the solicitation of proxies under Section 14 of the Exchange Act, comply with the short-swing profits rules, and have our officers, directors and other affiliates file reports regarding their trading activities under Section 16 of the Exchange Act, and otherwise comply with SEC regulations applicable to companies with SEC-registered securities, including the provisions of the Sarbanes-Oxley Act of 2002. We estimate that we incur approximately $260,000 per year to comply with these rules.
     As of September 15, 2009, there were 3,789 issued and outstanding Units held by 720 holders of record. Our Units are not listed on any securities exchange or quotation system. To allow the Company to continue to be taxed as a partnership, rather than to be subject to corporate income taxes, the transferability of Units is substantially limited to avoid the Company being deemed a publicly traded partnership pursuant Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”). We also limit the transfers of Units in order to prevent a technical termination of the Company under Section 708 of the Code. In order to assure that transfers of Units do not cause these negative tax consequences, our Operating Agreement requires, among other things, that substantially all transfers of Units be approved in advance by our Board of Directors. As a result, there is no active trading market for the Units and none is expected to develop.
     Siouxland’s principal executive offices are located at 1501 Knox Boulevard, Jackson, Nebraska 68743 and our telepone number is (402) 632-2676.

Questions and Answers Regarding the Special Meeting
Q:	What will be voted on at the Special Meeting?

A:	The Board of Directors is asking members to approve the adoption of the following amendments to the Company’s Operating Agreement, which is the fundamental document controlling your rights as a member of the Company:
•	A group of interrelated amendments (which we refer to as the “Reclassification Amendments”) that will (i) divide the existing single class of Units into three separate classes, which will be designated Class A Units, Class B Units and Class C Units, (ii) establish the distinct rights and obligations of these three classes of Units and (iii) provide how the new classes of Units will be distributed among our members in exchange for their existing Units;

•	Amendments to Section 5.3(a) to eliminate obsolete provisions relating to the appointment of the original directors prior to the time the Company’s ethanol plant was completed and to the process of initially creating three groups of directors with staggered terms;

•	An amendment to Section 5.3(b)(v) to allow members to nominate persons to serve on the Board of Directors without necessarily providing all the information about the nominee required by the SEC’s proxy statement rules;

•	An amendment to Section 6.10 that will allow members to take action by written consent in lieu of a vote taken at a meeting of members;

•	An amendment to Section 6.11 to authorize the Board of Directors to establish record dates for determining members entitled to receive notice of, and vote at, a meeting of members other than the mailing date of the notice of the meeting and to establish record dates for determining members entitled to a cash distribution other than the date the distribution is declared; and

•	The addition of Section 8.1(d) to clarify that amendments to the Operating Agreement are effected when approved by our members and do not require each member to sign the document incorporating the amendments.
Each of these amendments that are approved by the members will be incorporated into a Second Amended and Restated Operating Agreement that will replace the current Operating Agreement in its entirety. However, the amendment to Section 5.3(b)(v) will be adopted only if the Reclassification Amendments are adopted. The full text of the proposed Second Amended and Restated Operating Agreement reflecting all the proposed amendments is attached as Exhibit A to this Proxy Statement. Exhibit B to this Proxy Statement is marked to show each of the revisions that will be made to the existing Operating Agreement in order to make the amendments that the Board of Directors is recommending for approval at the Special Meeting. See “The Special Meeting—Matters to be Considered at the Special Meeting.”

Q:	What are the Reclassification Amendments?

A:	The Reclassification Amendments are substantially all the proposed amendments to the Operating Agreement other than those to Sections 5.3(a), 5.3(b)(v), 6.10, 6.11 and 8.1(d) (although some revisions to these Sections relate only to the reclassification). These amendments are being proposed in order to divide the existing single class of Units into three separate classes of Units, which will be designated Class A Units, Class B Units and Class C Units, to establish the distinct rights and obligations of these three classes of Units and provide how the new classes of Units will be distributed among our members in exchange for their existing Units. See “Proposal 1—The Reclassification Amendments—Description of the Reclassification Amendments.”

Q:	What is the purpose of adopting the Reclassification Amendments?

A:	The purpose of adopting the Reclassification Amendments is to change the record ownership of our outstanding Units in a way that will allow the Company to terminate the registration of the Units with the SEC. This will allow us to stop filing periodic reports with the SEC and complying with other federal securities laws applicable to companies with SEC-registered securities. The adoption of the Reclassification Amendments, the issuance of the Class A Units, Class B Units and Class C Units to the members of the Company in the manner prescribed by the Reclassification Amendments, and the subsequent deregistration of the Company’s Units with the SEC are referred to collectively as the “Going Private Transaction” in this Proxy Statement. See “Special Factors—Reasons for the Going Private Transaction.”

Q:	What are the anticipated benefits of the Going Private Transaction?

A:	The Going Private Transaction will eliminate the cost and management time currently devoted to complying with the reporting and other requirements imposed on us as a public company. We estimate that the Company will realize an annual cost savings of approximately $260,000 as a result of the Going Private Transaction and that these savings are likely to increase over time. Any savings realized will directly affect the Company’s profitability and cash available for repayment of outstanding indebtedness or distribution to members. In addition, the Company’s management would be freed of a significant commitment of its time which is currently devoted to SEC compliance issues and can redirect its efforts toward the successful operation of the Company’s business. As a result, the Board believes the Reclassification Amendments will benefit members through the potential for improved financial results and cash flows. See “Special Factors—Reasons for the Going Private Transaction.”

Q:	How will the Reclassification Amendments allow the Company to deregister Units with the SEC?

A:	The Reclassification Amendments will create three classes of Units. The existing Units will be redesignated as Class A Units and will retain rights and privileges that are substantially the same as the existing Units. However, these Class A Units will be held by fewer than 300 record holders. This reduction in the number of record owners of the Units (which will be renamed Class A Units) will allow the Company to deregister the Units with the SEC. Members who receive Class B Units and Class C Units as a result of the Reclassification Amendments will no longer be counted as record holders of the original Units because the rights and privileges of the Class B Units and Class C Units will be substantially different from the rights and privileges of the existing Units. It is anticipated that there will be fewer than 500 holders of record of Class B Units and fewer than 500 holders of record of Class C Units after implementation of the Reclassification Amendments. As a result, the Company will not be required to register either the Class B Units or the Class C Units under the Exchange Act. See “Special Factors—Reasons for the Going Private Transaction.”

Q:	Could Siouxland Units again become subject to SEC registration?

A:	Yes. Because our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended, the Company could again be required to file periodic reports with the SEC if the number of record holders of Class A Units exceeds 300 as of the last day of any fiscal year. In addition, if the number of record holders of Class B or Class C Units ever exceeds 500 as of the last day of any fiscal year, those Units would be subject to registration under Section 12 of the Exchange Act and this would subject the Company once again to all of the reporting, proxy solicitation, short-swing profits and other provisions of the Exchange Act applicable to companies with SEC-registered securities. See “Special Factors—Manner of Distribution.”

Q:	Will the Reclassification Amendments change my economic rights as a member of Siouxland?

A:	No. The Reclassification Amendments will not change the rights of any member with respect to cash distributions, distribution of assets upon liquidation or the allocation of Company profits and losses. Each class of Units created by the Reclassification Amendments will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of Units held by a member without regard to class. As a result, each class of Units created as a result of the Reclassification Amendments will have economic rights which are the same as the existing single class of Units.

Q:	What are the rights of the Class A Units?

A:	The existing Units will be redesignated as Class A Units as a result of the Reclassification Amendments. As a result, the holders of Class A Units (“Class A Members”) will have substantially the same rights and obligations under the Second Amended and Restated Operating Agreement as the holders of the Units under the existing Operating Agreement. These rights include the right to vote for directors, the right to vote on any matters brought before a vote of the members, including any amendments to the Operating Agreement and director actions requiring the consent of members, the right to nominate persons to serve as directors, the right to propose amendments to the Operating Agreement and the right to call meetings of members (which may be done by Class A Members constituting 5% or more of all Units outstanding rather than 30% under the current Operating Agreement). Holders of Class A Units will also remain eligible to serve as the Company’s tax matters member. Likewise, the holders of Class A Units will continue to be subject to the restrictions on the transferability of their Units, including the requirement that most transfers require the prior approval of the Board of Directors, and will continue to be subject to the percentage ownership limitation imposed under the current Operating Agreement. For a complete description of the terms of the Class A Units, please refer to “Proposal 1—The Reclassification Amendments—Terms of the Class A Units.”

Q:	What are the rights of the new Class B Units?

A:	The holders of the new Class B Units (“Class B Members”) will retain the right to vote for directors, but will otherwise only be allowed to vote on amendments to the Operating Agreement that modify the rights of Class B Members and with respect to the dissolution or merger of the Company or other matters that require a vote of at least a majority of the outstanding Units under Nebraska law. However, holders of Class B Units will not have the right to vote on any other matters, including other amendments to the Operating Agreement and director actions requiring the consent of members. Class B Members may continue to nominate persons to serve as directors, propose amendments to the Operating Agreement and call meetings of members, but only if such actions are taken by persons holding at least 10% of the outstanding Class B Units (or, in the case of calling a meeting of members, by persons holding Class B Units constituting at least 10% of all of the outstanding Units). Class B Members may not serve as the Company’s tax matters member. On the other hand, Class B Members will not need to obtain the approval of the Board of Directors in order to transfer their Class B Units and will no longer be subject to the percentage ownership limitation imposed under the current Operating Agreement. For a complete description of the terms of the Class B Units, please refer to “Proposal 1—The Reclassification Amendments—Terms of the Class B Units.”

Q:	What are the rights of the new Class C Units?

A:	The holders of the new Class C Units (“Class C Members”) will not be allowed to vote for directors or on most other matters requiring the consent of members. Class C Members will only be allowed to vote on amendments to the Operating Agreement that modify the rights of Class C Members and with respect to the dissolution or merger of the Company or other matters that require a vote of at least a majority of the outstanding Units under Nebraska law. Even though Class C Members do not have the right to vote for directors, they will be entitled to receive notice of, and to attend, any annual meeting of the Members. Class C Members will not have the right to nominate persons to serve as directors, to propose amendments to the Operating Agreement, to call meetings of members or to serve as the Company’s tax matters member. On the other hand, Class C Members will not need to obtain the approval of the Board of Directors in order to transfer their Class C Units and will no longer be subject to the percentage ownership limitation imposed under the current Operating Agreement. For a complete description of the terms of the Class C Units, please refer to “Proposal 1—The Reclassification Amendments—Terms of the Class C Units.”

Q:	How can I compare the rights of the Class A, Class B and Class C Units?

A:	The following table sets forth a summary comparison of the proposed characteristics of the Class A, Class B and Class C Units as provided in the Second Amended and Restated Operating Agreement.

	Class A Units	Class B Units	Class C Units

Voting Rights	Entitled to vote on (i) the election of directors, (ii) any amendments to the Second Amended and Restated Operating Agreement and (iii) all other matters requiring the consent of members under the Second Amended and Restated Operating Agreement and Nebraska law.	Entitled to vote only on (i) the election of directors, (ii) those amendments to the Second Amended and Restated Operating Agreement that modify the rights of Class B Members and (iii) dissolution, merger and any other matters that require a vote of at least a majority of the outstanding Units under Nebraska law.	Entitled to vote only on (i) those amendments to the Second Amended and Restated Operating Agreement that modify the rights of Class C Members and (ii) dissolution, merger and any other matters that require a vote of at least a majority of the outstanding Units under Nebraska law.

	Class A Units	Class B Units	Class C Units

Transfer Rights	All transfers, other than certain permitted transfers, require prior approval of the Board of Directors which can withhold approval for any reason.	Transfers do not require approval of the Board of Directors. Transfers may be deferred but only to the extent necessary to avoid negative income tax consequences for the Company or if the transfer would result in 500 or more record holders of Class B Units.	Transfers do not require approval of the Board of Directors. Transfers may be deferred but only to the extent necessary to avoid negative income tax consequences for the Company or if the transfer would result in 500 or more record holders of Class C Units.

Maximum Ownership Limitation	May not directly or indirectly own or control more than 40% of the issued and outstanding Units at any time.	None.	None.

Right to Propose Amendments to the Operating Agreement	Any Class A Member may propose amendments to the Second Amended and Restated Operating Agreement.	Class B Members holding at least 10% of the Class B Units may propose amendments to Second Amended and Restated Operating Agreement.	None.

Right to Nominate Directors	Any Class A Member may nominate persons to serve as directors.	Class B Members holding at least 10% of the Class B Units may nominate persons to serve as directors.	None.

Right to Call a Meeting of Members	Class A Members holding at least 5% of the outstanding Units of all classes are entitled to call a meeting of members.	Class B Members holding at least 10% of the outstanding Units of all classes are entitled to call a meeting of members.	None.

Sharing of Profits and Losses	Class A Members will be allocated profits and losses of the Company on a pro rata basis with all other members.	Class B Members will be allocated profits and losses of the Company on a pro rata basis with all other members.	Class C Members will be allocated profits and losses of the Company on a pro rata basis with all other members.

Distributions	Class A Members will share in any cash distributions declared by the directors on a pro rata basis with all other members.	Class B Members will share in any cash distributions declared by the directors on a pro rata basis with all other members.	Class C Members will share in any cash distributions declared by the directors on a pro rata basis with all other members.

	Class A Units	Class B Units	Class C Units

Liquidation Rights	Class A Members will share in any distributions of assets upon the Company’s liquidation on a pro rata basis with all other members.	Class B Members will share in any distributions of assets upon the Company’s liquidation on a pro rata basis with all other members.	Class C Members will share in any distributions of assets upon the Company’s liquidation on a pro rata basis with all other members.

Access to Company Information	Class A Members are entitled to access and copy (i) a member list, (ii) a list of directors, (iii) the Company’s Articles of Organization and any related powers of attorney, (iv) the Company’s tax or information returns for the preceding six years, (v) the Second Amended and Restated Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company’s financial statements for the preceding six years, all of which are the same books and records to which they were entitled prior to approval of the Reclassification Amendments.	Class B Members are entitled to access and copy (i) a member list, (ii) a list of directors, (iii) the Company’s Articles of Organization and any related powers of attorney, (iv) the Company’s tax or information returns for the preceding six years, (v) the Second Amended and Restated Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company’s financial statements for the preceding six years, all of which are the same books and records to which they were entitled prior to approval of the Reclassification Amendments.	None, other than as may be required under Nebraska law.

Conversion Rights	Class A Units may be converted to Class B Units or Class C Units with Board approval.	Any member holding five or more total Units of any class may convert any Class B Units so held to Class A Units with Board approval.	Any member holding five or more total Units of any class may convert any Class C Units so held to Class A Units with Board approval.

Any member holding three or more total Units of any class may convert any Class C Units so held to Class B Units with Board approval.

Tax Matters Member Eligibility	Class A Members are eligible to act as the tax matters member for the Company.	Class B Members are not eligible to act as the tax matters member for the Company.	Class C Members are not eligible to act as the tax matters member for the Company.

Q:	Which Class of Units will I receive?

A:	If the Reclassification Amendments are approved by the members, each member holding of record five or more Units on the effective date of the Reclassification Amendments will receive an equal number of Class A Units, each member holding of record three or four Units on the effective date of the Reclassification Amendments will receive an equal number of Class B Units, and each member holding of record fewer than three Units on the effective date of the Reclassification Amendments will receive an equal number of Class C Units. See “Special Factors—Manner of Distribution.”

Q:	Could holding my Units in “street name” affect which class of Units I receive as a result of the Reclassification Amendments?

A:	Yes. Brokerage firms, banks and other types of custodians often hold record ownership of securities for their clients as nominee. This is what is meant by “street name” ownership. If you have transferred your Units into a brokerage, bank or other nominee holder, your nominee holder rather than you will be shown on our membership register as the record holder of your Units and you are considered the beneficial owner. As a result, it is the number of Units owned of record by your nominee that will control the class of Units that you will beneficially own after the adoption of the Reclassification Amendments. For example, even if you beneficially own only one Unit, we will issue Class A Units to your nominee holder if it is the record owner of five or more Units on the effective date of the Reclassification Amendments. Because other “street name” holders who hold Units through your broker, bank or other nominee may adjust their holdings prior to the reclassification of Units, you may have no way of knowing how your Units will be reclassified until the Reclassification Amendments are adopted. If you hold your Units in “street name,” you should talk to your broker, bank or other nominee to determine how they expect the reclassification of Units to affect you. See “Special Factors—Manner of Distribution.”

Q:	Why are five Units and three Units used as the “cutoff” numbers for determining which members will receive Class A, Class B or Class C units?

A:	The purpose of the Reclassification Amendments is to reduce the number of record holders of our existing Units to less than 300 and to have under 500 record holders of each of the new Class B and Class C Units, so that the Company can terminate registration of the Units with the SEC. Our board selected five Units and three Units as the “cutoff” numbers in order to enhance the probability that after the reclassification of Units, we will have fewer than 300 record holders of Class A Units and have fewer than 500 record holders of each of the Class B and Class C Units and will continue to do so even as Units trade in the future. The Board also set the cutoff numbers in order to retain as many of the rights associated with the current Units for the greatest number of members as possible consistent with the purpose of the Reclassification Amendments. See “Special Factors—Manner of Distribution.”

Q:	Which Classes of Units will be issued to the Directors and Executive Officers of the Company?

A:	Units will be issued to our directors and executive officers on the same basis as for our unaffiliated members. Assuming no intervening change to their record ownership of Units, all but one of our directors will receive Class A Units as a result of the Reclassification Amendments. The other director will receive Class C Units. Currently, only one of the Company’s executive officers, Charles Hofland, the Company’s President, owns Units. Mr. Hofland will receive one Class C Unit as a result of the Reclassification Amendments, assuming no intervening change to his record ownership of Units. The percentage of Units retaining the right to vote for directors (i.e., Class A and Class B Units) that will be beneficially owned by directors and executive officers of the Company as a group will increase from approximately 12.48% to approximately 15.13% after the reclassification of Units. See “Special Factors—Interests of Our Directors and Executive Officers in the Going Private Transaction.”

Q:	Can Class B or Class C Units be converted to other classes?

A:	Yes. Anyone that accumulates at least three Units of any class at any time may convert any Class C Units they own into Class B Units. Similarly, anyone that accumulates at least five Units of any class at any time may convert any Class C Units and Class B Units they own into Class A Units. As a result, any purchaser of Class B or Class C Units that will own even a small number of total Units after the purchase may be less likely to discount the purchase price of the Class B or Class C Units being acquired since the purchaser will be able to convert the purchased Units into Class B or Class C Units, as the case may be. The right to convert Units to a different class is subject to the Board’s consent, which will be withheld only if the conversion would cause the Company to become subject to SEC registration. See “Proposal 1—The Reclassification Amendments—Terms of the Class A Units”, “Proposal 1—The Reclassification Amendments—Terms of the Class B Units” and “Proposal 1—The Reclassification Amendments—Terms of the Class C Units.”

Q:	What happens to my Units if the Reclassification Amendments are not approved at the Special Meeting?

A:	If the Reclassification Amendments are not approved by the members at the Special Meeting, you will continue to hold your existing Units and your rights as a member will not be affected, except as they may be affected by the approval of the other amendments to the Operating Agreement described in this Proxy Statement. See “Proposal 1—The Reclassification Amendments—Timing of Adoption.”

Q:	Are there disadvantages of no longer being a public company subject to SEC-reporting obligations?

A:	Yes. If we are able to deregister the Units with the SEC, Siouxland will no longer be required to file annual, quarterly and current reports with the SEC. These reports contain important information about our business operations and financial condition. After deregistration, none of this information will be available to the public in general and much of this information will not be available to our members. We will continue to provide audited annual financial statements and annual income tax information to our members as required by the Second Amended and Restated Operating Agreement, but will not need to provide all the other information contained in the SEC reports, and our executive officers will no longer be required to certify as to the accuracy of these financial statements or as to the effectiveness of our internal control over financial reporting. We will also not be required to have our independent auditor evaluate and report on our internal control, so we may be less likely to recognize weaknesses in these controls once we are no longer an SEC-registered company. Among other things, weaknesses in the Company’s internal control could result in misstatements in our financial statements. In addition, after deregistration, we may solicit proxies for our annual and any special meetings of members without providing all the information and following the procedures required of SEC-registered companies, including information on executive compensation. Persons acquiring more than 5% of our outstanding Units will no longer be required to file a public notice of their ownership position and intentions with respect to the Company, and our officers, directors and 10% owners will no longer be subject to the rules that prohibit them from profiting from buying and selling Units within any six-month period and the requirements to report their transactions in Units to the SEC.

Furthermore, the provisions of the Sarbanes-Oxley Act of 2002 applicable to SEC-registered companies will no longer apply to Siouxland. The lack of publicly available information and the protections provided by federal securities laws to companies with SEC-registered securities may make your Units (of whichever class are issued to you) less attractive to potential purchasers and could result in a lower sale price in the event you seek to sell your Units. See “Special Factors—Fairness of the Going Private Transaction.”

Q:	In addition to anticipated cost savings, are there other advantages to no longer being an SEC-reporting company?

A:	Yes. In addition to the anticipated cost savings and freeing Company management from the substantial it currently devotes to SEC compliance matters, our Board of Directors also noted that since Siouxland will no longer be required to file reports with the SEC after the deregistration, we will be better able to maintain the confidentiality of proprietary business information that would otherwise be potentially disclosed to our customers, vendors and competitors and which could put the Company at a disadvantage when negotiating or competing with them. In addition, because the Company will no longer be subject to SEC rules relating to the disclosure of information to our members that is not disclosed publicly, the deregistration of Units may enhance the ability of the Company to provide timely data to members or otherwise communicate with members. See “Special Factors—Reasons for the Going Private Transaction.”

Q:	What is the recommendation of the Board of Directors regarding the Reclassification Amendments?

A:	Our Board of Directors has determined that the adoption of the Reclassification Amendments is advisable and in the best interests of all of our members. As a result, the Board of Directors has unanimously approved the Reclassification Amendments and recommends that you vote “FOR” approval of the Reclassification Amendments at the Special Meeting. See “Proposal 1—The Reclassification Amendments—Board Recommendation Regarding the Reclassification Amendments.”

Q:	Does the Board believe the Going Private Transaction is fair to all members?

A:	Yes. Based on a review of the facts and circumstances relating to the Going Private Transaction, including the terms of the Reclassification Amendments, the Board of Directors believes that the Going Private Transaction is substantively and procedurally fair and equitable to all members, including those members who are not directors or executive officers of the Company or holders of 10% or more of our total outstanding Units (which members we refer to collectively as the “Unaffiliated Members”). In particular, the the Board of Directors believes that the Going Private Transaction is substantively and procedurally fair and equitable to all Unaffiliated Members who will receive Class A Units, all Unaffiliated Members who will receive Class B Units and all Unaffiliated Members who will receive Class C Units as a result of the Reclassification Amendments. In the course of determining that the Going Private Transaction is fair to all members, including the Unaffiliated Members, the Board of Directors considered a number of positive and negative factors affecting the members which are more fully discussed under the heading “Special Factors—Fairness of the Going Private Transaction.”

Q:	When is the Going Private Transaction expected to be completed?

A:	If the adoption of the Reclassification Amendments results in fewer than 300 record holders of Class A Units, the Board of Directors intends to proceed with the deregistration of the Units with the SEC as soon as practicable following the Special Meeting. However, the Board of Directors

has the discretion to defer or abandon the Going Private Transaction, including the adoption of the Reclassification Amendments, even if the Reclassification Amendments are approved at the Special Meeting. See “Proposal 1—The Reclassification Amendments—Timing of Adoption,” and “Proposal 1—The Reclassification Amendments—Deregistration of Units.”

Q:	If the Going Private Transaction is completed, will members continue to receive audited financial statements?

A:	Yes. Even if we terminate the Company’s registration with the SEC, the Second Amended and Restated Operating Agreement will require the Company to prepare annual financial statements that are audited by an independent auditing firm and to provide these annual financial statements to members. However, these annual financial statements may not necessarily contain all of the information currently required in the financial statements included in the Company’s annual report on Form 10-K that we file with the SEC. In addition to annual financial data, the Company will continue to provide annual income tax information to members and may provide members with other information about the Company from time to time.

Q:	Will I have appraisal rights for my Units if I object to the Reclassification Amendments?

A:	No. Neither Nebraska law nor the Operating Agreement provides members with any appraisal rights, rights to receive a cash payment of the fair value of their existing Units or other type of “dissenters’ rights” in connection with the Reclassification Amendments. See “Proposal 1—The Reclassification Amendments—Appraisal and Dissenters’ Rights.”

Q:	What are the federal income tax consequences of the Reclassification Amendments?

A:	The Reclassification Amendments will not affect the Company’s status as a partnership for federal income tax purposes. The Reclassification Amendments will have the following federal income tax consequences for most members:
•	Members will not recognize any gain or loss as a result of the Reclassification Amendments regardless of whether they receive Class A Units, Class B Units or Class C Units;

•	Members will have an adjusted tax basis in their Class A Units, Class B Units or Class C Units, as the case may be, immediately after the reclassification equal to their adjusted tax basis in their original Units immediately before the reclassification, and their holding periods for their Class A Units, Class B Units or Class C Units, as the case may be, will include the period of time they held their original Units;

•	A member will have a capital account balance with the Company immediately after the reclassification in an amount equal to such member’s capital account balance immediately before the reclassification; and

•	There will be no effect on the allocation of profits or losses by the Company in the tax year in which the Reclassification Amendments are adopted.
For further discussion of the tax consequences of the reclassification of our Units, see “Proposal 1—The Reclassification Amendments—Federal Income Tax Consequences of the Reclassification Amendments.”

Because determining the tax consequences of the Reclassification Amendments could depend on your particular circumstances, you should consult your own tax advisor to understand fully how the Reclassification Amendments will affect you.

Q:	Why is the Board proposing the other amendments to the Operating Agreement?

A:	Since the adoption of the current Operating Agreement, management and the Board have taken note of various provisions of the Operating Agreement that they felt could be improved upon to facilitate governance and administration of the Company. In the Board’s view, none of these other proposed amendments was of such a material nature that it justified the expense of preparing the amendment or submitting the amendment to a vote of the members on its own. In light of the extensive nature of the amendments to the Operating Agreement embodied in the Reclassification Amendments, the Board determined that this was a good opportunity to make these additional changes to the Operating Agreement. For a complete description of each of the proposed amendments to the Operating Agreement other than the Reclassification Amendments, see “Proposal 2—Amendments to Section 5.3(a) of the Operating Agreement,” “Proposal 3—Amendment to Section 5.3(b)(v) of the Operating Agreement,” “Proposal 4—Amendment to Section 6.10 of the Operating Agreement,” “Proposal 5—Amendments to Section 6.11 of the Operating Agreement” and “Proposal 6—Addition of Section 8.1(d) of the Operating Agreement.”

Q:	What is the recommendation of the Board of Directors regarding the other proposed amendments to the Operating Agreement?

A:	Our Board of Directors has determined that the adoption of each of the other proposed amendments to the Operating Agreement is advisable and in the best interests of all of our members. As a result, the Board of Directors has unanimously approved each of these other amendments and recommends that you vote “FOR” approval of each such proposed amendment at the Special Meeting.

Q:	Who is entitled to vote at the Special Meeting?

A:	You may vote at the Special Meeting if you owned Units as of the close of business on [date], 2009 (which we refer to as the “Record Date”). See “The Special Meeting—Record Date.”

Q:	How do I vote my Units at the Special Meeting?

A:	Each Unit is entitled to one vote on each matter to be voted on at the Special Meeting. You can vote your Units at the Special Meeting in either of two ways:
•	By attending the Special Meeting and voting in person; or

•	By completing, signing and returning the enclosed proxy which authorizes the Board of Directors to vote on your behalf at the Special Meeting in accordance with your instructions.
Even if you plan to attend the Special Meeting in person, please complete, sign and return your proxy. If you wish to vote in person at the Special Meeting, you can revoke your proxy at that time. See “The Special Meeting—Voting” and “The Special Meeting—Revocation of Proxies.”

Q:	How is a quorum established at the Special Meeting?

A:	In order to conduct business at the Special Meeting, the Special Meeting must be attended, in person or by proxy, by members owning at least 25% of all Units outstanding on the Record Date and entitled to vote. This is referred to as a quorum and action can be taken at the Special Meeting with respect to the proposed amendments to the Operating Agreement, other than the Reclassification Amendments, if a quorum is established. However, because of the higher percentage vote required for the approval of the Reclassification Amendments, no action may be taken with respect to the Reclassification Amendments unless the Special Meeting is attended, in person or by proxy, by members owning at least a majority of all Units outstanding on the Record Date.

If you return your proxy and do not revoke it before the Special Meeting, your Units will be counted for purposes of establishing a quorum at the Special Meeting even if you abstain from voting on any matter being considered at the Special Meeting. See “The Special Meeting—Quorum.”

Q:	What vote is required to take action at the Special Meeting?

A:	The approval of the Reclassification Amendments requires the affirmative vote of members owning a majority of all Units outstanding as of the Record Date. Although the Operating Agreement allows the adoption of the Reclassification Amendments with the vote of only a majority of the Units actually represented and entitled to vote at the Special Meeting so long as a quorum is present, the Board decided to require a higher voting percentage given the nature of the Reclassification Amendments and their effects on members’ rights. As a result, abstentions, failure to return a proxy and broker non-votes will have the same effect as a vote against the Reclassification Amendments.

Each of the other proposed amendments to the Operating Agreement will be adopted if approved by a vote of a majority of the Units present in person or represented by proxy at the Special Meeting and entitled to vote so long as a quorum is present. Note, however, that since the adoption of the proposed amendment to Section 5.3(b)(v) of the Operating Agreement will be conditioned on the approval of the Reclassification Amendments, this amendment may not be adopted even if separately approved by the members. An abstention with respect to the approval of any of the other proposed amendments to the Operating Agreement will have the same effect as a vote against such proposed amendments. Broker nonvotes will not be considered Units entitled to vote with respect any amendments to the Operating Agreement and will not be counted as votes for or against approval of any amendments other than the Reclassification Amendments.

The approval of the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the Units present in person or represented by proxy at the Special Meeting and entitled to vote, even if less than a quorum. Accordingly, abstentions and not voting at the Special Meeting will have no effect on the outcome of this proposal. See “The Special Meeting—Vote Required for Approval.”

Q:	Can I change my vote after I deliver my proxy?

A:	Yes. You may revoke your proxy at any time before the vote is taken at the Special Meeting. You can do this by (1) sending a written notice of revocation to our Company Secretary prior to the Special Meeting, (2) signing another proxy with a later date and returning it to us prior to the Special Meeting, or (3) attending the Special Meeting in person and notifying the Company

Secretary that you will be voting in person rather than by proxy. See “The Special Meeting—Revocation of Proxies.”

Q:	What happens if I return my proxy but do not provide voting instructions?

A:	Proxies that are signed and returned but do not include voting instructions will be voted “FOR” the adoption of the Reclassification Amendments and each of the other proposed amendments to the Operating Agreement and “FOR” any adjournment of the Special Meeting. See “The Special Meeting—Voting.”

Q:	Will my Units be voted if I do not provide my proxy?

A:	No. Your Units will not be voted at the Special Meeting unless you provide us with a proxy or you attend the Special Meeting and vote in person. If your Units are held in “street name” with a brokerage firm, bank or other nominee holder, they will not be voted by the nominee holder without specific instructions from you on the matters being considered at the Special Meeting. See “The Special Meeting—Effect of Abstentions and Broker Non-Votes.”

Q:	Who will count the votes?

A:	All votes taken at the Special Meeting will be tabulated by a Company employee who has been designated by the Board of Directors as the inspector of the vote for the Special Meeting. See “The Special Meeting—Inspector of the Vote.”

Q:	What if other matters come up at the Special Meeting?

A:	The matters described in this Proxy Statement are the only matters that the Board of Directors presently intends to act on at the Special Meeting. If other matters are properly presented at the Special Meeting, your proxy authorizes the Board of Directors to vote your Units as it sees fit. See “The Special Meeting—Other Matters.”

Q:	Who is paying for this proxy solicitation?

A:	The Company pays these costs. We estimate that the costs associated with the Special Meeting and the adoption of the various amendments to the Operating Agreement to be voted on at the Special Meeting will be approximately $95,000. See “The Special Meeting—Expenses of Solicitation.”

Q:	What should I do with my Unit certificates?

A:	You do not need to do anything with your Unit certificates at this time. If the Reclassification Amendments are approved at the Special Meeting, we will send you written instructions for exchanging your Unit certificates for new certificates representing Class A, Class B or Class C Units, as the case may be. See “Proposal 1—The Reclassification Amendments—Surrender of Unit Certificates.”

Q:	Where can I find more information about Siouxland?

A:	Information about Siouxland, such as annual, quarterly and current reports, proxy statements and other information is filed with the SEC at www.sec.gov. You can also find information about Siouxland on our Web site at www.siouxlandethanol.com, which includes links to reports we file with the SEC. The contents of our Web site are not incorporated by reference in this Proxy Statement. See “Other Matters—Where You Can Find Additional Information.”

Q:	Who can help answer my questions?

A:	If you have questions about the amendments to the Operating Agreement or anything else about the Special Meeting after reading this Proxy Statement, or if you need additional copies of this Proxy Statement or the enclosed proxy (which will be provided without charge), you should contact Nanette Linsley at Siouxland at (402) 632-2676.
SPECIAL FACTORS
Reasons for the Going Private Transaction
     At the Special Meeting, you will be asked to approve the Reclassification Amendments. The purpose of adopting the Reclassification Amendments is to change the record ownership of our outstanding Units in a way that will allow the Company to terminate the registration of the Units with the SEC and, as a result, suspend our obligation to file periodic reports with the SEC and to comply with other provisions of the federal securities laws applicable to companies with SEC-registered securities. By doing this we will eliminate significant expenses and allow the Company’s management to devote the time it currently devotes to these matters to the conduct of our business operations.
     Siouxland Ethanol, LLC is a Nebraska limited liability company that was formed to construct and operate a dry-mill corn-based ethanol plant near Jackson, Nebraska with a stated capacity to produce 50 million gallons of fuel-grade ethanol and 160,000 tons of dried distillers grains per year. Our operating results are largely driven by the prices at which we sell ethanol and distillers grains and the costs related to their production, particularly the prices of corn and natural gas which are the two largest components of our production costs. Ethanol, distillers grains, corn and natural gas are all commodities and their market prices are influenced by supply and demand of these commodities, prices for unleaded gasoline, the level of general economic activity in the United States and elsewhere and a number of other factors over which the Company has no control. The prices of ethanol, corn and natural gas have been extremely volatile during the past 18 months and continuing fluctuations are likely to occur in the future. The fluctuations in the relative prices of ethanol, corn, distillers grains and natural gas, as well as the effects of hedging strategies that the Company uses to mitigate the effects of these price movements, all have a significant effect on our operating margins and make it difficult to predict future operating margins. The Company realized negative operating margins, cash flows and a net loss during the first half of fiscal 2009 as a result of low ethanol prices, our comparatively high cost of corn, and derivative losses. While the Company had used a majority of the higher-priced corn that we had contracted in 2008 by the end of the third quarter of our fiscal 2009 and saw a slight rebound in ethanol prices, we continued to operate at narrow operating margins at that time. The Board of Directors and Company management have taken several steps to reduce the Company’s financial exposure to low or negative operating margins, including a concerted effort to reduce overhead expenses. The Board of Directors strongly believes that if the Company is to remain financially viable and competitive under the difficult market conditions that are expected to continue, we must take all possible steps to reduce costs that do not directly produce additional revenues for the Company.

     In order to provide equity financing for the construction of our ethanol plant, the Company issued 3,789 Units, of which 3,588 were issued in a public offering registered under the Securities Act that was completed on November 3, 2005. After completion of the public offering, the Company began filing periodic reports with the SEC pursuant to Section 15(d) of the Exchange Act. As of the end of our fiscal year ended September 30, 2006, the Company became subject to the requirement to register the Units under Section 12(g) of the Exchange Act and we filed a registration statement on Form 8-A on January 26, 2007 for that purpose. Since that time, the Company has been required to file periodic reports with the SEC under Section 13 of the Exchange Act which include (i) Annual Reports on Form 10-K, (ii) Quarterly Reports on Form 10-Q, and (iii) Current Reports on Form 8-K.
     In addition, because our Units are registered under Section 12(g) of the Exchange Act, the Company must comply with the regulations regarding the solicitation of proxies under Section 14 of the Exchange Act, comply with the short-swing profits rules, and have our officers, directors and other affiliates file reports regarding their trading activities under Section 16 of the Exchange Act and otherwise comply with SEC regulations applicable to companies with SEC-registered securities, including the applicable provisions of the Sarbanes-Oxley Act of 2002.
     The ongoing costs associated with the preparation and filing of the SEC reports and complying with other applicable securities laws and SEC regulations comprise a significant element of corporate overhead expense which is fixed in nature and is difficult to reduce during times when the Company may be generating very small, or negative, operating margins. These costs include, but are not limited to, the fees paid to our independent auditing firm, legal fees paid to our securities counsel, anticipated costs of hiring one additional person for our accounting staff, consulting fees paid in connection with our management’s assessment of internal control, costs of printing and mailing documents, and word processing and filing costs. Although we will continue to incur some legal and accounting fees in conducting our operations after the Going Private Transaction, the suspension of our filing requirements with the SEC will eliminate the incremental costs described above, which we currently estimate to be approximately $260,000 on an annual basis. These costs are broken down as follows:

Description	Amount
Accounting Fees[1]	$87,000
SEC Counsel Fees	$75,000
Additional Staff	$48,000
Internal Control Consulting Costs	$40,000
Miscellaneous, including Printing and Filing Costs	$10,000
Total	$260,000

1.	Includes estimated costs of $15,000 for our independent auditors’ evaluation of management’s assessment of internal control, which the Company becomes subject to beginning in fiscal 2010.
     We believe that it is appropriate for the Company to undertake the Going Private Transaction and terminate the registration of the Units at this time because of several anticipated changes in the Company’s reporting obligations which are expected to significantly increase the costs, time and effort required by management to comply with our SEC reporting obligations. The downturn in the ethanol industry since 2008 also caused our Board of Directors to consider the need to take all necessary steps to position the Company as a low cost producer. Eliminating the costs associated with being an SEC reporting company was one way the Board sought to achieve this goal. Beginning with our fiscal 2010, we become subject to the rules implemented by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 that will require our independent auditors to separately evaluate and report on our management’s assessment of the Company’s internal control over financial reporting in our Annual Report on Form 10-K for all future years. Based on estimates received from a number of public auditing firms in connection with a recent request for proposal sent out by our Audit Committee, we expect that the additional work to be done by our independent auditors to provide a report on our internal control will cost from approximately $15,000 to $40,000 for fiscal 2010. The Board of Directors believes that many companies have found that the cost of this internal control report, especially in the first years they are subject to the requirement that their independent auditors review and report on internal control, exceed initial estimates and often approach the cost of auditing such company’s financial statements. In addition, the Company has, to date, prepared our SEC reports as a “smaller reporting company,” which has allowed the Company to prepare abbreviated versions of our reports on Form 10-K and 10-Q for filing with the SEC. Beginning in fiscal 2010, the Company expects to lose this status due to the revenues we generate. As a result, future reports made by the Company on Forms 10-K and 10-Q must contain additional information that is expected to add to the time, effort and expense involved in the preparation of these reports. Finally, the SEC has announced that all public reporting companies must begin to include additional electronic tagging of the financial and other data filed by them with the SEC using the SEC’s extensible Business Reporting Language or “XBRL” protocols. The Company will become subject to XBRL tagging in our fiscal 2011, and this is expected to add further costs and require additional management time to prepare and file our quarterly and annual reports with the SEC. To the extent the Company can reduce the costs associated with SEC reporting and compliance, the savings realized will directly affect the Company’s profitability and cash available for repayment of outstanding indebtedness or distributions to members.
     In addition to the direct out-of-pocket costs associated with SEC reporting and compliance, the Company’s senior management team and accounting staff devote significant time to these matters. The Company’s senior management team and accounting staff consists of a handful of individuals who have broad and diverse responsibilities for the management and oversight of all aspects of the Company’s operations, including accounting and finance, ethanol marketing, corn procurement, plant operations and maintenance, employment and human resource matters, government and public relations, and environmental compliance matters. In addition to these critical functions, our senior management team and accounting staff are required to spend considerable time, effort and resources preparing and filing the Company’s SEC reports and otherwise maintaining compliance with applicable federal securities laws and SEC rules applicable to companies with SEC-registered securities. Our Board of Directors believes that the time and energy of the Company’s management team could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business operations rather than on our public reporting obligations.
     Moreover, as an SEC-reporting company, Siouxland is required to disclose a considerable amount of business information to the public, some of which would be considered proprietary and not be disclosed by a non-reporting company. As a result, our actual or potential competitors, customers, lenders and vendors all have ready access to this information which potentially may help them compete against us or make it more difficult for us to negotiate favorable terms with them, as the case may be.
     In addition, because the Company will no longer be subject to the SEC’s rule, known as Regulation FD, that limits the Company’s ability to disclose information to our members if that information has not already been publicly disclosed, the deregistration of Units may enhance the ability of the Company to provide timely data to members or otherwise communicate with members.
     Finally, the Units are not widely held and are not listed on any securities exchange or quotation system. To allow the Company to continue to be taxed as a partnership, rather than to be subject to corporate income taxes, the transferability of Units is substantially limited to avoid the Company being deemed a publicly traded partnership pursuant to Section 7704 of the Code. We also limit the transfers of Units in order to prevent a technical termination of the Company under Section 708 of the Code. In order to ensure that transfers of Units do not cause these negative tax consequences, our Operating Agreement requires, among other things, that substantially all transfers of Units be approved in advance by our Board of Directors. As a result, there is no active trading market for the Units and none is expected to develop. In addition, the Board of Directors believes that it is unlikely that the Company will ever avail itself of the public equity markets to raise additional capital in the future or to acquire other business entities using Units or other securities as consideration.
     Based on the foregoing considerations, the Board of Directors has concluded that the recurring and anticipated expenses and burdens of the Company’s SEC-reporting and compliance obligations were not justified by the benefits to the Company and our members of remaining an SEC-registered company.
Manner of Distribution
     In order to be able to deregister the Units with the SEC, we will need to certify to the SEC that there are fewer than 300 record holders of the Units. The purpose of the Reclassification Amendments is to reduce the number of record holders of our Units below 300 by reclassifying the existing single class of Units into three separate classes, which will be designated Class A Units, Class B Units and Class C Units, establishing the distinct rights and obligations of these three classes of Units and provide how the new classes of Units will be distributed among our members in exchange for their existing Units. The current Units will be redesignated as the Class A Units and the members holding Class A Units will have rights and obligations that are substantially the same as those they have currently. The rights and obligations of members receiving Class B Units and Class C Units will be substantially different from those of members holding the existing Units. As a result, the members receiving the Class B Units and Class C Units will no longer be counted as record holders of the existing Units.
     If the Reclassification Amendments are approved by the members, each member holding of record five or more Units on the effective date of the Reclassification Amendments will receive an equal number of Class A Units, each member holding of record three or four Units on the effective date of the Reclassification Amendments will receive an equal number of Class B Units, and each member holding of record fewer than three Units on the effective date of the Reclassification Amendments will receive an equal number of Class C Units. As a result of the allocation of the Class A, Class B and Class C Units in accordance with the Reclassification Amendments, we anticipate that:
•	The number of record holders of the existing Units, which will be redesignated as Class A Units, will be reduced from approximately 720 to approximately 192. The number of outstanding Units, which will be the Class A Units, will decrease approximately 34% from 3,789 to approximately 2,511;

•	Approximately 616 Class B Units will be issued to approximately 179 holders of record and their existing Units will be terminated; and

•	Approximately 662 Class C Units will be issued to approximately 349 holders of record and their existing Units will be terminated.
     As a result of this distribution of the Class A, Class B and Class C Units pursuant to the Reclassification Amendments, we will be able to deregister the existing Units (redesignated as Class A Units) under the Exchange Act because there will be fewer than 300 holders of record of these Units. In addition, there will be fewer than 500 record holders of Class B Units and fewer than 500 record holders of Class C Units. Therefore, neither Class B Units nor Class C Units will be subject to registration under the Exchange Act.
     The distribution of Class A, Class B and Class C Units pursuant to the Reclassification Amendments will be based strictly on the record ownership of Units on the effective date of the Reclassification Amendments. Securities brokers, banks and other nominee holders of Units held in “street name” are considered to be the record holder of the Units held by them. Therefore, the class of Units received by a member whose Units are held in street name will be determined by the total number of Units held by such member’s nominee holder for all members for which it serves as nominee holder. For example, if a member is the beneficial owner of one Unit held in street name by a broker who also holds a total of five or more Units in street name for a number of clients, then the Company will issue Class A Units to the broker under the Reclassification Amendments since the broker was the record owner of five or more Units. The persons who hold their Units in street name with the broker will be the beneficial owners of these Class A Units after the reclassification is complete even though they may have beneficially owned less than five Units on an individual basis. Because other “street name” holders who hold Units through your broker, bank or other nominee may adjust their holdings prior to the reclassification of Units, you may have no way of knowing how your Units will be reclassified until the Reclassification Amendments are adopted. If you hold your Units in “street name,” you should talk to your broker, bank or other nominee to determine how they expect the reclassification of Units to affect you.
     Because our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended, the Company could again be required to file periodic reports with the SEC if the number of record holders of Class A Units exceeds 300 as of the last day of any fiscal year. In addition, if the number of record holders of Class B or Class C Units ever exceeds 500 as of the last day of any fiscal year, those Units would be subject to registration under Section 12 of the Exchange Act and this would subject the Company once again to all of the reporting, proxy solicitation, short-swing profits and other provisions of the Exchange Act applicable to companies with SEC-registered securities.
Background of the Going Private Transaction
     The Board of Directors first considered the process of ending the SEC registration of Units at a regular Board meeting held on June 26, 2008. At this meeting, Charles Hofland, the President of the Company, and Mark Rolfes, the Chief Financial Officer of the Company, reported to the Board that two similar ethanol companies had recently completed transactions that had allowed them to deregister their securities with the SEC. Mr. Hofland explained that both of these other ethanol companies were organized as limited liability companies and had reclassified their existing single class of membership interests into two or more classes in a manner that resulted in the original class of membership interests being held by fewer than 300 holders of record. The Board of Directors discussed the general concept of the Company pursuing a similar transaction, but determined that it needed substantially more information before it could make a decision. A suggestion was made that the Company’s legal counsel prepare a written analysis of the potential advantages and disadvantages of such a transaction that the Board could review and discuss at its next regular meeting. Mr. Hofland undertook to contact Kutak Rock LLP, the Company’s securities counsel, and asked them to prepare such an analysis for the Board’s use.
     At the regular meeting of the Board of Directors held on July 31, 2008, the Board reviewed and discussed an analysis of the potential advantages and disadvantages to the Company and our members for a transaction that would allow the Company to deregister our Units with the SEC that had been prepared by Kutak Rock LLP. The discussion focused on the potential cost savings associated with a deregistration of the Units and on the fact that the type of transaction being proposed would require a significant percentage of the Company’s members to surrender certain of the rights associated with the Units that they had purchased in the Company’s public offering, including a potential limitation of their voting rights. The Board decided to discuss a deregistration of our Units more fully at the morning session of an all-day Board meeting scheduled for September 4, 2008 and to invite representatives of Kutak Rock LLP to participate in the meeting to provide insight into the legal and procedural aspects of such an undertaking.
     At the special meeting of the Board held on September 4, 2008, the Board further discussed the concept of taking steps necessary to allow the Company to terminate the registration of our Units with the

SEC. Mr. Hofland again noted that a number of other public ethanol companies had deregistered their units or had recently announced plans to do so. He said the basic reason for doing so had been the potential elimination of various costs associated with being an SEC-registered company and that he felt this gave these companies a competitive advantage over Siouxland. Representatives of Kutak Rock LLP told the Board that in order to terminate the Company’s SEC registration for our Units we would need to reduce the number of record holders of Units from the current level of over 700 to less than 300. In order to do this, they indicated that the Company would need to either make a tender offer for, or otherwise buy back a sufficient number of, Units to reduce the number of record holders of Units to less than 300 or reclassify the existing Units into two or more distinct classes, so that the record holders of the existing class of Units was less than 300. They noted that a tender offer, an open market purchase, a reverse Unit split or other Unit buyback transaction, each of which would require the Company to repurchase approximately 25% of the outstanding Units at an aggregate purchase price of up to approximately $10 million, was probably not a practical alternative given the costs associated with buying back so much of the Company’s equity and the limited cash that the Company could deploy for such purposes and limitations in the Company’s principal borrowing agreement. In the case of a reverse Unit split, any member who held insufficient Units to receive at least one whole Unit following such reverse Unit split would receive a cash payment in lieu of a fractional or partial Unit and would no longer be a member or record holder of the Company. According to the lawyers from Kutak Rock LLP, the reclassification of Units would require various amendments to the Company’s Operating Agreement that would create one or more additional classes of Units that would have rights and privileges that were sufficiently different from the rights associated with the current Units to be treated as a different class of securities. They said that the new class or classes of Units would be exchanged for existing Units held by certain members, so that the number of members that continued to hold the existing class of Units fell below 300 and the number of holders of any new class of Units was not more than 500. They also said that the typical way to determine which members received the new classes of Units was based on the number of Units they currently held. Based on the ownership pattern of the Company’s Units, the attorneys noted that it would be possible to deregister by creating only one new class of Units, but that doing so would create a class of Units held by a number of holders very close to 300 and another class of Units held by a number of holders very close to 500. While this would allow for the deregistration of the Units, the Company may have to severely limit future changes in ownership of the Units to remain below these limits and remain exempt from SEC registration. Therefore, they recommended that the Company consider creating two additional classes of Units so that the number of record owners of each class was smaller. Representatives of Kutak Rock LLP then reviewed with the Board a chart which compared potential advantages and disadvantages of a deregistration transaction in which additional classes of Units would be created. Messrs. Hofland and Rolfes said that the cost savings, which they estimated at $200,000 per year, would come primarily from reduced professional fees associated with the preparation of SEC reports and proxy statements, especially in light of the upcoming requirement for the Company’s independent auditing firm to perform a separate assessment of the Company’s internal control over financial reporting. They also noted that eliminating SEC reporting would free up a significant amount of management time. The Board also discussed various potential disadvantages of a deregistration transaction, including diminishing the voting rights or ability to transfer Units of some members, the potential negative effects of the transaction on members’ future ability to sell or transfer Units, the costs associated with a deregistration transaction and other matters. After an extensive discussion, the Board elected to table discussions of the deregistration proposal.
     At a regular meeting of the Board held on April 23, 2009, director Pam Miller, who chairs the Company’s Audit Committee, took note of the Company’s negative operating margins and net loss since the time the Board had initially considered deregistration of the Units and suggested that the Company should be considering all strategies for reducing our operating overhead in light of the difficult economic conditions affecting, and expected to continue to affect, the ethanol industry. In that regard, Ms. Miller suggested that the Board agenda for a future regular meeting include a reexamination by the Board of the advantages and disadvantages of deregistering our Units with the SEC.

     A regular meeting of the Board was held on June 25, 2009 and was attended by representatives of Kutak Rock LLP. At this meeting, the Board again reviewed and discussed the potential advantages and disadvantages of deregistering our Units with the SEC. Mark Rolfes, the Company’s Chief Financial Officer, reiterated his earlier estimate of $200,000 in annual cost savings to be realized by the Company as a result of no longer being subject to SEC-reporting and compliance obligations, but agreed to review and update his estimate for the Board. Ms. Miller pointed out that the Audit Committee was currently in the process of preparing requests for proposals from independent auditing firms to act as the Company’s auditors beginning in fiscal 2010 and that the request for proposals would specifically ask for fee estimates based on whether or not the Company remained subject to SEC-reporting obligations. She indicated that the Audit Committee anticipated that there would be a meaningful reduction in the fee bids that assumed the Company was no longer an SEC-reporting company. Representatives of Kutak Rock LLP also reviewed an outline of the deregistration process and an anticipated timeline to complete the process. Among other things, Kutak Rock LLP noted that the Company would need to reduce the number of record holders of Units from the current level of approximately 730 to below 300. They also discussed various strategies for reducing the number of record holders, but noted that in general these would require the Company or some third party to make a tender offer for outstanding Units or otherwise redeem or purchase Units. Any strategy to reduce the number of record holders that would involve a substantial outlay of capital by the Company was determined to not be possible for the Company to pursue since we did not have sufficient cash to purchase a sufficient number of Units and would need a waiver to do so under our principal borrowing arrangements. Mr. Rolfes noted that while he had not specifically asked the Company’s principal lenders if they would consider a waiver of the loan covenant that prohibited the Company from redeeming or repurchasing our Units, he felt it was very unlikely that the lenders would waive this covenant at this time due to the Company’s recent operating losses, limited cash resources and our inability to comply with certain financial ratio covenants (including a covenant relating to minimum working capital) during recent quarters that required waivers from the lenders and modification of loan terms. He said he felt the lenders would be unwilling to authorize any actions that would make it less likely that the Company would continue to meet our debt service obligations or maintain compliance with our financial covenants. It was also considered unlikely that a third party would be willing to purchase Units from enough investors to allow a deregistration. Therefore, the Board concluded that it would need to cause the Company’s Operating Agreement to be amended in order to create one or more additional classes of Units and to distribute the new classes of Units to existing members of the Company in exchange for their current Units in a manner that would result in the current class of Units being held by fewer than 300 holders of record. Mr. Hofland and the Kutak Rock LLP lawyers said that there were a number of recent examples of public ethanol companies that had successfully deregistered their securities with the SEC using this strategy. Kutak Rock LLP also counseled the directors that their fiduciary duties under Nebraska law would require that they make a determination that the exchange of one or more new classes of Units with rights and privileges different from those of the existing Units to some of the members of the Company while others retained their existing Units was fair to all members of the Company, including the Unaffiliated Members, both substantively and procedurally. Upon a motion made by director John Kingsbury, the Board undertook to schedule a special meeting in mid-July that would be devoted exclusively to the question of whether the Company should proceed with a deregistration transaction of this nature. The Board asked Kutak Rock LLP to work with Messrs. Hofland and Rolfes to prepare a detailed proposal for the reclassification of the Company’s Units, including the number of classes that would need to be created, the rights and privileges associated with each class and the manner in which the proposed classes of Units would be allocated among the members of the Company in exchange for their existing Units.
     A special meeting of the Board of Directors was convened on July 14, 2009 for the specific purpose of continuing the Board’s consideration of a transaction that would allow the Company to deregister Units with the SEC. The meeting was attended by all but one director, by Messrs. Hofland and Rolfes, and by representatives of Kutak Rock LLP. The Board of Directors first discussed in detail the potential advantages and disadvantages of a deregistration of the Units with the SEC. Mr. Rolfes repeated his earlier estimate of the annual cost savings the Company could expect to realize if we were no longer required to file reports with the SEC, but noted that compliance costs, both in terms of cash expenditures and use of management’s time, were likely to increase in the future due to the Company becoming subject to the requirement that our auditing firm review and report on management’s assessment of the Company’s internal control over financial reporting, the Company losing our status as a “smaller reporting company,” the upcoming need to incorporate the SEC’s new XBRL codes to financial statements and other anticipated SEC disclosure and compliance rules. Mr. Rolfes was requested by the Board to prepare an updated analysis of the anticipated cost savings from deregistration for the Board to review at its next meeting. Mr. Hofland observed that it would be critical to the Company’s economic viability to be a low-cost producer given that our business was driven largely by commodities prices. It was noted that a number of the Company’s competitors had already taken this action in order to reduce their operating expenses. It was also observed that as a public company, the Company, unlike many of our competitors, was required to disclose information about the Company’s business operations that negatively affect the Company in negotiations with our customers, suppliers and competitors.
     The Board also reviewed the potential disadvantages of deregistration. These included:
•	Members will lose the benefits of registered securities such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC;

•	Members will lose certain statutory safeguards since the Company will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our Chief Executive Officer and Chief Financial Officer to certify as to the Company’s financial statements and internal control over financial reporting and as to the accuracy of our reports filed with the SEC;

•	The value and liquidity of the Units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified Units;

•	The costs, in terms of time, effort and dollars, in connection with accomplishing the Going Private Transaction;

•	The potential increased difficulty in using the public markets to raise additional equity capital if needed; and

•	The potential for a lower public profile in the local community as a result of going private.
     The Board’s principal concerns were that the lack of publicly available information about the Company could reduce the liquidity for the Company’s Units and may make it more difficult to raise additional equity capital or conclude a sale or merger transaction. However, it was noted that the Company would continue to provide annual financial data to members under the terms of our Second Amended and Restated Operating Agreement and would be able to more freely communicate with investors since we would no longer be subject to the SEC’s rule, known as Regulation FD, that limits the Company’s ability to disclose information to our members if that information has not already been publicly disclosed. It was also noted that restrictions on the transfer of Units to maintain the Company’s tax status would continue to be the most significant limitation on the liquidity of the Units and this would not change as a result of a deregistration. It was also the sense of the Board that even if the Company remained as an SEC-reporting company, it would be very unlikely that the Company would be able to conduct a public offering of Units in the future or to take advantage of “short-form” registration statements. In addition, the Board was of the view that any party making a private equity investment in the Company or which would seek to acquire the Company would conduct its own due diligence review and would not rely solely on public filings made by the Company. As a result, the Board concluded that many of the advantages normally associated with being a publicly reporting company are not being realized by the Company. The Board also discussed the costs associated with a deregistration transaction. Representatives of Kutak Rock LLP reported that the costs would largely consist of legal fees for the preparation of the proxy statement and Second Amended and Restated Operating Agreement as well as printing and mailing costs. At the conclusion of its discussion, the Board of Directors unanimously adopted a resolution finding that it was in the best interest of the Company to move forward with the deregistration of our Units with the SEC.
     Kutak Rock LLP again reviewed the alternative types of transactions which could lead to a deregistration of the Company’s Units and noted again that other public ethanol companies had deregistered with the SEC by reclassifying their existing registered securities in order to reduce the number of record holders of these securities. Kutak Rock LLP attorneys also explained that a reclassification of Units would require the Company to amend our Operating Agreement to create one or more additional classes of Units and to exchange the new classes of Units with some members so that the number of continuing record holders of the existing class of Units was reduced below 300. As long as the new classes of Units were issued to fewer than 500 record holders, the Company would not need to register those Units with the SEC. Kutak Rock LLP lawyers explained that the Company would not need to repurchase Units from members if we proceeded on this basis. Not only did this preserve the Company’s cash resources, but it would leave all members in a position to realize a future return on their investment which may exceed the return they would realize from a Unit repurchase at a time when the value of their Units may be depressed due to the economics of the ethanol industry and the Company’s financial condition. Based on these factors, the Board unanimously concluded that the only practical option available to the Company to deregister Units was to create additional classes of Units. The Board then discussed the details of a reclassification of the Company’s Units with the representatives of Kutak Rock LLP. They also reviewed a proposal for the reclassification of Units prepared by Kutak Rock LLP at the Board’s request. The proposal was based on the ownership of the existing Units and would create three classes of Units and to allocate the existing class of Units (which would be renamed “Class A Units”) to members who owned of record five or more Units. The other two classes of Units, to be known as Class B and Class C Units, would be allocated to members holding three or four Units and members holding one or two Units, respectively. Our board selected five Units and three Units as the “cutoff” numbers in order to enhance the probability that after the reclassification of Units, we would have fewer than 300 record holders of Class A Units and fewer than 500 record holders of each of the Class B and Class C Units and would continue to do so even as Units trade in the future. The Board also set the cutoff numbers in order to retain as many of the rights associated with the current Units for the greatest number of members as possible consistent with the purpose of the Reclassification Amendments. It was noted that if the Units were distributed in this manner that the holders of 66% of the current Units would continue to own Class A Units with the same terms as the Company’s existing Units. The Board discussed in detail the potential characteristics of each proposed class of Units by reviewing the distinctions in the voting rights, transfer rights, maximum ownership rights, director nomination rights, meeting call rights, information access rights and amendment proposal rights suggested for each of the Class A, Class B and Class C Units, each as set forth in the reclassification proposal prepared by Kutak Rock LLP. As a result of the Board’s discussion, the proposed terms were (i) expanded to include a right for each class of Unit to convert into other classes of Units under certain conditions, and (ii) changed to retain a right for holders of 10% or more of the Class B Units to propose amendments to the Second Amended and Restated Operating Agreement. The final terms of the Units reflected all of these modifications. The Board further discussed in detail the manner in which the new classes of Units would be distributed among investors. At that time, Kutak Rock LLP also suggested that the Board consider some additional modifications to the Operating Agreement not related to the Unit reclassification that they thought would improve some governance and administrative provisions of the Operating Agreement, whether or not the Board moved forward with a reclassification of the Units. At the completion of the discussion, the Board requested Kutak Rock LLP to prepare a draft of the proposed amendments to the Company’s Operating Agreement to incorporate the reclassification and other proposals.
     The Kutak Rock LLP attorneys advised the Board that in connection with any action it may take to reclassify Units for the purpose of a deregistration transaction, the Board will need to consider whether the reclassification is fair to all members, including the Unaffiliated Members. The Board discussed whether it may be helpful to this analysis to appoint an independent committee or to engage an outside advisor to the Board. It was noted that since it was not being proposed that Units be repurchased for cash, the typical financial fairness opinion from an investment banking firm would not be germane to the deregistration of Units. Among other things, the Board discussed forming a special committee made up of directors and non-director members to make recommendations to the Board regarding the reclassification of Units or engaging an ethanol industry consultant to provide input to the Board regarding the fairness of the reclassification of Units. The Board agreed to consider these options and to hold further discussions on the topic at its next regular meeting scheduled for July 23, 2009.
     The regular meeting of the Board of Directors was held on July 23, 2009 and was attended by all directors, by Messrs. Hofland and Rolfes and by representatives of Kutak Rock LLP. At the meeting the Kutak Rock LLP attorneys presented and reviewed a proposed draft of a Second Amended and Restated Operating Agreement for the Company which would provide for three classes of Units and specified the rights and privileges of each class. They reminded the Board that by issuing new Class B and Class C Units to some of the existing members of the Company, the Company would be able to reduce the number of record holders of our current Units and that this would allow us to terminate the SEC registration of these Units. In general, the characteristics of each class followed those discussed by the Board at its Special Meeting on July 14. In addition, representatives of Kutak Rock LLP noted some additional proposed amendments that were not related to the SEC deregistration process, but that were being suggested to improve Company administration. In response to a question, the Kutak Rock LLP attorneys told the Board that one key to successfully creating separate classes of units that the SEC would recognize was to differentiate the voting rights of the classes. They noted that the SEC has indicated that this was a critical factor to determine whether separate classes of a security existed and that it would be necessary for Kutak Rock LLP to provide a legal opinion that separate classes of Units were created under Nebraska law. The representatives of Kutak Rock LLP reviewed the proposed differences to the voting rights of the three classes of Units and noted that the right to vote in the election of directors would be retained by the holders of over 80% of the Company’s Units. They also pointed out that while the holders of the new Class B and Class C Units would have more limited voting rights, they would be subject to less stringent restrictions on the transferability of their Units. The Board also took note of the proposed provisions that would allow any holder of Class C Units to convert those Units to Class A or B Units, and would allow any holder of Class B Units to convert those Units into Class A Units, if they held a total number of Units that would have entitled them to receive Class B or Class A Units, as the case may be, in the Going Private Transaction. It was noted that this feature was included to help mitigate concerns that Class B or C Units would be viewed as less valuable to potential buyers than Class A Units since buyers holding enough Units would be able to convert their Class B or Class C Units to Class A Units if they so desired. The Board discussed the proposed amendments and made several suggestions for revision. Kutak Rock LLP agreed to provide a revised draft of the Second Amended and Restated Operating Agreement for the Board’s further review as soon as practical.
     The Board then discussed the process for adopting the proposed amendments to the Operating Agreement and, in particular, the Board’s fiduciary duties relating to that process. Representatives of Kutak Rock LLP reviewed the principal duties of care and loyalty that were imposed on directors and discussed steps that directors generally take in order to comply with these duties. They noted that if the reclassification of Units was carried out as proposed that each of the directors other than Mr. Condon would receive Class A Units which retained substantially the same rights as the existing Units and that this fact may create a potential conflict of interest between these directors and the persons who would receive Class B and Class C Units in the proposed reclassification. The Board considered ways to overcome this potential conflict, including engaging an advisor to provide it with a fairness analysis and creating a special committee to review the terms of the Second Amended and Restated Operating Agreement. The Board took note of the fact that the Going Private Transaction would not involve a cash payment to members or any change to their respective economic rights as members and that the analysis provided by an investment banker or similar expert regarding the fairness of a transaction from a financial point of view would not be particularly helpful to the Board since the principal financial effects of the Going Private Transaction would be the same for all members regardless of which class of Units they would receive in connection with the Reclassification Amendments. In addition to the perceived limited utility of such an advisor, the Board was concerned that engaging such an advisor would add substantially to the cost of the transaction, although it did not actually seek proposals from any advisors. As a result, the Board unanimously concluded that there would be no practical benefit from engaging a third party to advise the Board regarding the fairness of the terms of the proposed amendments to the Operating Agreement.
     Director Darrell Downs reported that another ethanol company of which he was a director had recently completed a similar reclassification of units. He said the board of that company had not sought input from its members prior to presenting the transaction for approval, which resulted in numerous questions from members, particularly with respect to changes in voting rights. He suggested that it would be valuable to have a way to solicit input from Company members on the proposed amendments to the Operating Agreement prior to finalizing the amendments and presenting them for a formal vote. Based on this suggestion, the Board unanimously agreed to form a Special Committee consisting of directors Mark Condon and Donald “Skip” Meisner as well as non-director members of the Company who would receive different classes of Units under the proposed reclassification to review the proposed terms of the reclassification of the Units and make a recommendation to the whole Board regarding the terms thereof. Mr. Lynch was authorized to identify potential members to serve on the Special Committee. Kutak Rock LLP lawyers noted that the non-board members of the Special Committee would need to be subject to confidentiality agreements and offered to provide a form to the Board to use. It was agreed that non-directors selected to serve on the Special Committee would be identified as soon as possible and that the Special Committee would have an initial meeting in early August. The Board and Kutak Rock LLP also agreed to limit its fees associated with the proposed Going Private Transaction, at which time the Board authorized Kutak Rock LLP to proceed with preparation of a proxy statement.
     The Special Committee held its initial meeting on August 11, 2009 and was attended by directors Meisner and Condon and by Mr. William Sullivan, Mr. Garry Bauman, Mr. Stephen Krage and Mr. Sylvester Kneifl. Messrs. Sullivan, Bauman, Krage and Kneifl are non-director members of the Company. Also in attendance were Messrs. Hofland, Rolfes and representatives of Kutak Rock LLP. Before the commencement of the meeting, it was confirmed that each of Messrs. Sullivan, Bauman, Krage and Kneifl were subject to confidentiality agreements with the Company. Kutak Rock LLP lawyers reviewed the proposed transaction for which the Special Committee was formed to review. For the benefit of the non-director members, they explained the background for the proposed Going Private Transaction, including the reasons the Board had concluded that it would be a benefit to the Company and our members to deregister the Company’s Units. Mr. Rolfes reported that he now estimated that the Company spends approximately $250,000 per year to comply with the various rules applicable to us as a public company, which amount is expected to increase as a result of additional compliance requirements that are scheduled to go into effect for the Company commencing in fiscal 2010. Kutak Rock LLP also told the Special Committee that in order for the Company to avoid these ongoing costs and realize the other benefits identified by the Board of Directors, the Company would need to reduce the number of record holders of the Units and explained how this would be accomplished through the reclassification of the Units. A chart was distributed to the Special Committee that summarized the proposed rights and privileges of three classes of Units for the Company. Kutak Rock LLP advised the Special Committee of the need to create substantive differences between the classes in order to successfully deregister the existing Units. It also advised the non-director members of the Special Committee that the Board was not willing to change the economic rights of members in connection with a reclassification of the Units. It was also pointed out to the non-director members of the Special Committee that if the reclassification of Units was carried out as proposed, all of the directors would receive Class A Units, except for Mr. Condon, who would receive Class C Units, and, as a result, all such directors would keep all the same rights as members that they currently enjoy. The Special Committee reviewed in detail the distinctions among the three proposed classes of Units. Representatives of Kutak Rock LLP answered questions raised by the Special Committee regarding the rights and privileges assigned to the different classes of Units. At the end of the discussion, members of the Committee were provided with a draft of a Second Amended and Restated Operating Agreement that incorporated the proposed revisions necessary to create the three classes of Units. Kutak Rock LLP lawyers pointed out that the Second Amended and Restated Operating Agreement would be the legal document that embodied the changes to members’ rights that were necessary to create the three proposed classes of Units, and if approved by the Board and the members, it would supersede the Company’s current Operating Agreement. The members of the Committee agreed to take the draft under advisement and to meet the following week in order to discuss the proposed amendments. The representatives of Kutak Rock LLP offered to answer any questions that Committee members had about the draft Second Amended and Restated Operating Agreement in the meantime.
     The Special Committee reconvened on August 18, 2009. Representatives of Kutak Rock LLP attending the meeting summarized the actions taken and matters discussed by the Special Committee at its last meeting, including a review of a summary of the proposed characteristics of each of the three classes of Units to be created in connection with the Unit reclassification and the manner in which the new classes of Units would be allocated to members and answered remaining questions on the proposed terms of the reclassification. Kutak Rock LLP lawyers advised the Special Committee that differences in the rights and privileges of the three proposed classes of Units were typical of those used in other recent “going private” transactions by ethanol companies that they had reviewed. Each member of the Special Committee acknowledged he understood all of the proposed changes to the rights of Company members that would result from the creation of three classes of Units. The Special Committee also discussed the draft Second Amended and Restated Operating Agreement that had been circulated to the members of the Special Committee for their review after the Special Committee’s previous meeting. In response to a question, Kutak Rock LLP told the Special Committee that all amendments to the Operating Agreement, including the Reclassification Amendments, could be adopted by the vote of members holding a majority of Units represented at a duly constituted meeting, so long as a quorum was present. They noted, however, that the quorum requirement for a meeting of the members was only 25% of the outstanding Units entitled to vote at such meeting. As a result, they said that this would allow the Reclassification Amendments to be adopted with the affirmative vote of members holding as little as just over 12.5% of the outstanding Units. Given the nature of the Reclassification Amendments being proposed, the Committee discussed whether a higher level of member consent should be required in order to adopt the Reclassification Amendments. At the conclusion of its discussion, the Special Committee unanimously determined that the Reclassification Amendments were fair and equitable to all members of the Company and agreed to recommend to the full Board of Directors that it approve the Reclassification Amendments substantially as set forth in the draft Second Amended and Restated Operating Agreement. The Special Committee also unanimously voted to recommend to the Board of Directors that it require that the Reclassification Amendments be adopted only if they are approved by members holding not less than a majority of the total issued and outstanding Units, rather than by a mere majority of Units represented at a meeting of the members.
     At a regular meeting of the full Board of Directors held on August 27, 2009, Mr. Meisner reported the recommendations of the Special Committee to the Board. In addition, lawyers from Kutak Rock LLP attending the meeting reviewed an analysis the firm had prepared which compared the terms of five other “going private” transactions recently completed by public ethanol companies to the terms of the

Company’s proposed transaction. The Board also reviewed a number of factors that had either a positive or negative effect on the substantive and procedural fairness of the Going Private Transaction. Based on all of these factors, and without assigning any specific weight to any factor, the Board concluded that the Going Private Transaction, including the terms of the Reclassification Amendments, was substantively fair and equitable to all members of the Company, including the Unaffiliated Members. In addition, the Board, having conferred with Kutak Rock LLP, reviewed the process used by the Board to evaluate the Going Private Transaction, including, but not limited to, the recommendation of the Special Committee and the adoption of a requirement that the Reclassification Amendments be approved by a majority of all outstanding Units before they will be adopted, and concluded that the Going Private Transaction would be procedurally fair and equitable to all members of the Company, including the Unaffiliated Members. As a result, the Board of Directors unanimously approved the adoption of the Reclassification Amendments and voted to recommend to the members that they vote in favor of the Reclassification Amendments at a special meeting of the Members to be scheduled in the future. The Board also approved the other amendments to the Operating Agreement described in this Proxy Statement and voted to recommend to the members that they vote in favor of each such other amendment.
No Report, Opinion or Appraisal
     Neither the Board of Directors nor the Special Committee received any report, opinion or appraisal from an outside party as to the value of the Units or the fairness of the Going Private Transaction to the members of the Company.
Consideration of Alternative Transactions
     Our Board of Directors considered various alternative transactions that would allow the Company to deregister the Units under the Exchange Act, including a tender offer, a Unit repurchase on the open market or a reverse Unit split whereby members owning less than a certain number of Units would be “cashed out.” In order to reduce the number of record holders of Units to a number sufficiently below 300 to allow future trading activity in the Units without an unreasonable risk of increasing the number of record holders over 300 again, the Company would need to repurchase approximately 1,000 Units which would be more than 25% of the Company’s total equity. Assuming that these Units could be acquired at the then current book value per Unit of approximately $10,000, the estimated costs of repurchasing Units either through a tender offer, a Unit repurchase or a reverse Unit split would be approximately $10 million in each case, plus the transactional costs that would be incurred in such a Unit repurchase. The Company ultimately elected not to pursue any of these alternatives because the Company does not have the financial resources to repurchase enough Units to reduce the number of record holders of Units below 300 and because our principal borrowing agreement would not allow us to repurchase Units without the consent of our lenders, which the Board did not expect would be granted. In addition, any type of transaction resulting in a cashing out of members was not considered appropriate by the Board of Directors because it would result in Units being sold by members at a time when the value of their Units may be depressed due to the economics of the ethanol industry and the Company’s current financial condition and would deny some of our members the right to participate in the future earnings and cash distributions from Siouxland. The Board of Directors did not seek, and did not receive, any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets. The Board of Directors did not seek any such proposal because these types of transactions are inconsistent with the narrow purpose of the Reclassification Amendments, which is to allow the Company to discontinue our SEC-reporting obligations.
Fairness of the Going Private Transaction
     In the process of determining to recommend to the members that they vote for the adoption of the Reclassification Amendments, the Board of Directors carefully reviewed the facts and circumstances relating to the Reclassification Amendments and unanimously concluded that the Going Private Transaction involving the adoption of the Reclassification Amendments, the issuance of the Class A Units, Class B Units and Class C Units to the members of the Company in the manner prescribed by the Reclassification Amendments, and the subsequent deregistration of the Company’s Units with the SEC, is substantively and procedurally fair and equitable to all members of the Company, including all Unaffiliated Members who will receive Class A Units, all Unaffiliated Members who will receive Class B Units and all Unaffiliated Members who will receive Class C Units as a result of the Reclassification Amendments.
     In concluding that the Going Private Transaction is substantively fair and equitable to all members of the Company, including the Unaffiliated Members who will receive Class A Units, the Unaffiliated Members who will receive Class B Units and the Unaffiliated Members who will receive Class C Units, the Board of Directors considered a number of positive and negative factors. In its consideration of both the procedural and substantive fairness of the Going Private Transaction, the Board of Directors considered the potential effect of the Going Private Transaction as it relates to all members of the Company generally and as it relates specifically to the Unaffiliated Members receiving Class A Units, Class B Units or Class C Units as a result of the Reclassification Amendments. Because the Going Private Transaction will affect members differently only to the extent that members will receive different classes of Units as a result of the adoption of the Reclassification Amendments, these are the only groups of members with respect to which the Board of Directors considered the relative fairness and the potential effects of the Going Private Transaction. In making its recommendation to approve the Reclassification Amendments, the Board considered that members receiving Class B and Class C Units will have different rights with respect to the Company than they have as holders of the existing Units and that the change in their rights may result in the Class B or Class C Units being perceived as less valuable than the current Units. The Board also took into account that some of the members may prefer the Company to continue as an SEC-reporting company and that the deregistration of the Units has certain disadvantages for members. On the other hand, the Board determined that the Company needs to take all possible steps to reduce our cost overhead due to the low or negative operating margins often experienced in the ethanol industry and that eliminating our SEC-reporting obligations would save a significant amount of money on an annual basis. The Board also concluded that the limited trading activity in our Units reduces the usefulness of being an SEC-reporting company to our members. On balance, in the opinion of the Board of Directors, the costs of continuing the Company’s SEC-reporting obligations outweighs the benefits associated with continuing to do so.
     Substantive Fairness. The Board of Directors considered whether the terms of the Going Private Transaction would be substantively fair and equitable to all members of the Company, including the Unaffiliated Members, regardless of which class of Units it will receive as a result of the Reclassification Amendments. In analyzing the substantive fairness of the Going Private Transaction, the Board of Directors considered a number of factors that it felt weighed in favor of, and which weighed against, a conclusion that the Going Private Transaction was substantively fair and equitable to all members. The substantive factors that the Board of Directors considered to be positive to the substantive fairness of the Going Private Transaction included the following:
•	Because the Company does not have the financial resources to repurchase Units, and our primary lending agreement would effectively preclude us from doing so, the only practical way for the Company to realize the benefits of terminating the SEC registration of the Units is to reclassify Units in a manner that creates substantive differences between the rights and obligations of the resulting classes of Units, including principally, the voting rights associated with the classes of Units;

•	The Reclassification Amendments will preserve the right to vote for directors for holders of approximately 82% of the outstanding Units;

•	All members will retain the same pro rata rights to participate in cash distributions, if any, paid by the Company, to allocations of the Company’s profits and losses and to participate in the distribution of Company assets upon a liquidation as they currently have as the holders of the existing Units;

•	The fact that the boards of directors of five other public ethanol companies, after being advised of their fiduciary duties, had reviewed the substantive fairness of similar “going private” transactions which were to be conducted by these other companies and had concluded that these transactions were fair and equitable to the holders of the securities of these other companies. Like the Going Private Transaction, in each of these other transactions one or more additional classes of equity securities were created and issued to some of the holders of such companies’ existing SEC-registered securities, which resulted in a change in the rights and obligations of those security holders. Among other things, each of these other going private transactions resulted in a diminution in voting rights of one or more classes of security holders;

•	The reclassification will not result in a taxable event for the Company or our members;

•	Although members receiving Class B and Class C Units will have more limited rights with respect to voting and other matters regarding the governance of the Company, they will be subject to fewer restrictions on their ability to sell or transfer their Units under the terms of the Second Amended and Restated Operating Agreement. The Board of Directors believes that this may increase the liquidity of the Class B and Class C Units, which would be beneficial to members receiving them in exchange for their existing Units;

•	Members holding fewer than five Units can acquire additional Units prior to the effective date of the Reclassification Amendments and, as a result, become entitled to receive Class A Units pursuant to the Going Private Transaction. Similarly, members holding fewer than three Units can acquire additional Units prior to the effective date of the Reclassification Amendments and, as a result, become entitled to receive Class B Units pursuant to the Going Private Transaction. The Board acknowledged that the Units are currently subject to restrictions on transfer and there is no active trading market for the Units and, if a substantial number of members pursued the acquisition of additional Units, it may exert upward pressure on the price of Units, all of which may make it difficult to acquire a sufficient number of Units to become entitled to receive either Class B or Class A Units upon adoption of the Reclassification Amendments. However, given the small number of additional Units needed to change the class of Units to be received upon adoption of the Reclassification Amendments, the Board of Directors believes that acquiring additional Units is a viable option available to members that provides them with some degree of control over which class of Units will be issued to them as a result of the Reclassification Amendments;

•	Members who hold their Units in “street name,” who would receive Class B or Class C Units if they were record owners instead of beneficial owners, may be entitled to receive Class A or Class B Units, depending on the record ownership of their nominee holder. By moving Units into or out of street name ownership, members may be able to control which class of Units will be issued to them as a result of the Reclassification Amendments;

•	The ability to convert Class B or Class C Units into Class A Units with Board consent by anyone who acquires five or more total Units and the ability to convert Class C Units into

Class B Units by anyone who acquires at least three total Units should substantially mitigate any perceived loss of value associated with the Class B and Class C Units by any purchaser who accumulates a relatively small number of Units;
•	Class A Units may be converted into Class B or Class C Units with Board consent if necessary to facilitate a transfer of Class A Units that would otherwise be prohibited due to the limitation on the number of record holders of Class A Units or for any other reason;

•	The Board’s belief that members receive little benefit from the Company being an SEC-reporting company because of our small size, the lack of analyst coverage and the limited trading of Units compared to the cost and diversion of management time associated with the SEC-reporting and compliance obligations and the anticipated increase in the costs and time devoted to these matters resulting from the Company becoming subject to the requirement that our auditing firm review and report on management’s assessment of the Company’s internal control over financial reporting, the Company losing our status as a “smaller reporting company,” the upcoming need to incorporate the SEC’s new XBRL codes to financial disclosures and other anticipated SEC disclosure and compliance rules. Accordingly, the Board of Directors concluded that the costs to members of being a public company are not commensurate with the benefits to members of being a public company;

•	The Company will continue to provide members with annual audited financial statements and annual income tax information after completion of the Going Private Transaction and may be able to provide members with more timely interim period information since we will no longer be constrained by SEC regulations that prohibit dissemination of material information to members prior to making such information generally available to the public;

•	Executive officers and directors who are members of the Company will be treated in the same manner under the Reclassification Amendments as the Unaffiliated Members, and their Units will be reclassified according to the same standards;

•	Members are not being “cashed out” in connection with the Going Private Transaction; and

•	No brokerage or transaction costs are to be incurred by our members in connection with the reclassification of their Units.
     In addition to the positive factors affecting the substantive fairness of the Going Private Transaction to the members of the Company, including the Unaffiliated Members, the Board of Directors considered the following factors that it considered to be negative to the substantive fairness of the Going Private Transaction:
•	Members receiving Class B and Class C Units will lose some of the substantive rights and privileges as members of the Company that they acquired in connection with the original purchase of their Units, including the right to vote on various Company matters. In particular, the Board of Directors took into consideration the loss of Class C Members’ ability to vote in the election of directors. As a result of the changes to the rights of Class B Members and Class C Members, the Class B and Class C Units may be perceived as less valuable than the current Units since they do not provide holders with these rights;

•	Transfers of the Class A Units continue to be subject to a requirement for Board of Director approval, and this may make Class A Units less liquid than the Class B Units or Class C Units which are not subject to this same restriction. The perception of being a less liquid security may negatively affect the value of the Class A Units;

•	If the Reclassification Amendments are adopted, members will have no choice with respect to which class of Units will be issued to them as this determination will be based strictly on the number of Units they hold of record on the effective date of the Reclassification Amendments;

•	Members who do not believe that the Reclassification Amendments are fair to them will not have the right under law or under the Operating Agreement to an appraisal of the Units or to otherwise receive a cash payment of the fair value of their existing Units;

•	Some members may want the Company to remain subject to the obligations of an SEC-reporting company and do not consider the cost of complying with these obligations to exceed the benefits associated with remaining an SEC-reporting company;

•	After the Going Private Transaction, the Company will no longer file periodic reports with the SEC. These reports contain important information about our business operations and financial condition. Once the Company’s SEC-reporting obligation is suspended, none of this information will be available to the public in general and much of this information will not be available to our members. While the Company will continue to provide audited annual financial statements and annual income tax information to our members as required by the Second Amended and Restated Operating Agreement, we will not need to provide all the other information contained in the SEC reports and our executive officers will no longer be required to certify as to the accuracy of these financial statements or as to the effectiveness of our internal control over financial reporting. We will also not be required to have our independent auditor evaluate and report on our internal control so we may be less likely to recognize weaknesses in these controls once we are no longer an SEC-registered company. Among other things, weaknesses in the Company’s internal control could result in misstatements in our financial statements;

•	After completion of the Going Private Transaction, we may solicit proxies for our annual and any special meetings of members without providing all the information and following the procedures required of SEC-registered companies, including information on executive compensation;

•	After completion of the Going Private Transaction, persons acquiring more than 5% of our outstanding Units will no longer be required to file a public notice of their ownership position and intentions with respect to the Company;

•	After completion of the Going Private Transaction, our officers, directors and 10% owners will no longer be subject to the rules that prohibit them from profiting from purchase and sales of Units occurring within six months of each other and the requirements to report their transactions in Units to the SEC;

•	After completion of the Going Private Transaction, the provisions of the Sarbanes-Oxley Act of 2002 applicable to companies with SEC-registered securities will no longer apply to the Company;

•	After completion of the Going Private Transaction, the lack of publicly available information and the protections provided by federal securities laws to companies with SEC-registered securities may make Units of any class less attractive to potential purchasers and could result in a lower sale price in the event a member seeks to sell its Units; and

•	We may have a lower public profile in our community, which may be a negative factor for some of our members.
     In reaching a determination as to the substantive fairness of the Going Private Transaction, the Board of Directors did not consider the potential effects of the Going Private Transaction on (i) the market price of Units, (ii) the net book value of the Company and the Units, (iii) the Company’s going-concern value or (iv) the liquidation value of the Company’s assets to be material considerations. In general, our directors did not believe these factors to be significant because our members are not being cashed out in connection with the reclassification of our Units, and all Units outstanding after the Going Private Transaction will have the same economic rights and preferences as they did prior to the Going Private Transaction. The Board expects that the Going Private Transaction will ultimately have a positive effect on the market price of all classes of Units to the extent the cost savings it anticipates the Company will realize as a result will benefit members by improving the Company’s net income and cash available for distribution to members, if any. However, the Board did not consider the potential effects of the Going Private Transaction on the market prices of the Units since the Units are not traded on a public market, but instead are traded in a very limited number of privately negotiated transactions. As a result, the prices at which these limited trades have occurred may or may not be determinative of the actual value of the existing Units. Also, the Board noted that the effects, if any, of the Going Private Transaction on the price at which any class of Units issued as a result of the Reclassification Amendments can be sold cannot be reliably determined but could be positive or negative depending on a number of factors that may be unique to any particular trade.
     Furthermore, as shown in the pro forma balance sheet set forth under “Financial Information—Pro Forma Information,” the anticipated effect of the Going Private Transaction on the net book value of the Company and of the Units is not expected to be significant. In addition, the effect, if any, of the Going Private Transaction on the net book value of the Units will be the same for all classes of Units created under the Reclassification Amendments since all members will retain a pro rata right to participate in the Company’s profits, losses and cash distributions, if any, regardless of the class of Units they receive in the Going Private Transaction. Accordingly, the Board did not consider this effect to be a material consideration in its determination of substantive fairness of the Going Private Transaction. The Board expects that the Going Private Transaction will have a positive effect on the value of the Company, either on a going-concern basis or on a liquidation basis, due to the anticipation that the Going Private Transaction will improve the Company’s net income, cash flows and other financial results due to the anticipated cost savings that will result from the elimination of our SEC-reporting and compliance obligations. However, because of the insignificant anticipated effect of the Going Private Transaction on the net book value of the Company, the Board was of the view that the Going Private Transaction would also not have a significant effect on the going-concern value or liquidation value of the Company and, accordingly, did not consider this potential effect in making its determination that the Going Private Transaction was substantively fair and equitable to the members, including the Unaffiliated Members.
     After consideration of all of the foregoing factors, and without assigning any particular weight to any given factor, the Board of Directors concluded that the positive factors relating to substantive fairness of the Going Private Transaction, viewed in the aggregate, significantly outweighed the potential countervailing factors affecting the substantive fairness of the Going Private Transaction and, as a result, were of the view that the Going Private Transaction is substantively fair and equitable to all members of the Company, including those Unaffiliated Members who will receive Class A Units, those Unaffiliated

Members who will receive Class B Units and those Unaffiliated Members who will receive Class C Units as a result.
     Procedural Fairness. The Board of Directors also considered whether the Going Private Transaction would be procedurally fair and equitable to all members of the Company, including the Unaffiliated Members, regardless of which class of Units they will receive as a result of the Reclassification Amendments. In analyzing the procedural fairness of the Going Private Transaction, the Board of Directors considered a number of factors that it felt weighed in favor of, and which weighed against, a conclusion that the Going Private Transaction was procedurally fair and equitable to all members. The procedural factors that the Board of Directors considered to be positive for members included the following:
•	The Board of Directors appointed a Special Committee consisting of two directors and four members of the Company to review the proposed terms of the Reclassification Amendments and to propose the final terms of the Reclassification Amendments to the full Board. Of the two directors appointed to the Special Committee, one will receive Class A Units and the other will receive Class C Units as a result of the adoption of the Reclassification Amendments. Of the four non-director members of the Special Committee, one will receive Class A Units, two will receive Class B Units and one will receive Class C Units as a result of the adoption of the Reclassification Amendments. The Board believes that this process helped ensure that members receiving different classes of Units as a result of the Reclassification Amendments, including the Unaffiliated Members, had an opportunity for meaningful input into the determination of the rights and obligations of the three classes of Units resulting from the Reclassification Amendments;

•	The Board of Directors will require the Reclassification Amendments to be approved by members holding a majority of all Units outstanding which is a greater voting percentage than is required under the terms of the Operating Agreement;

•	The Board retained and received advice from legal counsel with respect to its duties under Nebraska law and in connection with the development of the specific terms of the Reclassification Amendments and the changes that will need to be implemented to differentiate the three classes of Units being created in order to accomplish the goal of deregistering the existing Units with the SEC;

•	The Board of Directors considered alternative methods of effecting a transaction that would result in the deregistration of Units with the SEC, but determined that each of these alternatives was impractical, more expensive and potentially less effective than the adoption of the Reclassification Amendments, because they would require the purchase, either by the Company or a third party, of a significant number of the outstanding Units; and

•	The Going Private Transaction is being effected in accordance with the applicable requirements of Nebraska law.
     The Board of Directors also considered the effect of the following factors that may have a negative impact on the procedural fairness of the Going Private Transaction on the members of the Company, including the Unaffiliated Members:
•	All but one of the directors currently owns five or more Units and, as a result, will receive Class A Units if the Reclassification Amendments are approved at the Special

Meeting. Because the rights and privileges associated with the Class A Units will be substantially the same as the rights and privileges of the existing single class of Units, these directors’ rights and privileges as members of the Company will not be materially affected by the adoption of the Reclassification Amendments. Accordingly, there is a potential conflict of interest between these directors and those members who will receive Class B and Class C Units upon adoption of the Reclassification Amendments because the rights and privileges of these members will be substantially changed as a result of the Reclassification Amendments. In particular, the Reclassification Amendments are expected to result in members holding approximately 18% of the existing Units losing the right to vote for the election of directors, which will increase the effective voting power of the directors receiving Class A Units with respect to future elections of the Board. The Reclassification Amendments limit nominations for directorships from Class B Members to those nominations made by Class B Members owning, in the aggregate, at least 10% of the outstanding Class B Units and do not allow Class C Members to make nominations for directors at all. These restrictions could make it more difficult to nominate directors other than the incumbent Board of Directors for consideration at an annual meeting of members;
•	Neither the full Board of Directors nor the Special Committee retained an independent, unaffiliated representative to act solely on behalf of members who will receive Class B or Class C Units upon adoption of the Reclassification Amendments for the purpose of negotiating the terms of the Reclassification Amendments or to prepare an independent analysis concerning the fairness of the Going Private Transaction;

•	Although the Board of Directors has required that the adoption of the Reclassification Amendments be approved by a majority of all outstanding Units (which is a greater voting percentage than required under the Operating Agreement), it has not required the Reclassification Amendments to be approved by a majority in interest of those members who will receive each class of Units as a result of the Reclassification Amendments. Because the members who will receive Class A Units as a result of the Reclassification Amendments currently own approximately 66% of all Units outstanding, the outcome of the vote on the Reclassification Amendments may be controlled by these members;

•	Although the Board of Directors has required that the adoption of the Reclassification Amendments be approved by a majority of all outstanding Units (which is a greater voting percentage than required under the Operating Agreement), it has not required the Reclassification Amendments to be approved by a majority of the outstanding Units not held by the directors and executive officers of the Company. Directors and executive officers hold a total of 473 Units, or 12.48% of the total number of outstanding Units, and all of these individuals are expected to vote in favor of the Reclassification Amendments;

•	Members who do not believe that the Reclassification Amendments are fair to them will not have the right under law or under the Operating Agreement to an appraisal of the Units or to otherwise receive a cash payment of the fair value of their existing Units;

•	Neither the Board of Directors nor the Special Committee received any report, opinion or appraisal from an outside party as to the value of the Units or the fairness of the Going Private Transaction to the members of the Company;

•	We do not plan to grant members access to Company books and records beyond the access granted generally under our Operating Agreement or reimburse members for the expenses they may incur to perform their own analysis of the fairness of the Going Private Transaction; and
•	The Board did not solicit any expressions of interest to acquire the Company.
     After consideration of all of the foregoing factors, and without assigning any particular weight to any given factor, the Board of Directors concluded that the positive factors relating to procedural fairness of the Going Private Transaction, viewed in the aggregate, outweighed the potential countervailing factors affecting the procedural fairness of the Going Private Transaction and, as a result, were of the view that the Going Private Transaction is procedurally fair and equitable to all members of the Company, including those Unaffiliated Members who will receive Class A Units, those Unaffiliated Members who will receive Class B Units and those Unaffiliated Members who will receive Class C Units as a result. In particular, with reference to the lack of an independent fairness advisor, the Board felt that the unanimous recommendation of the Reclassification Amendments by a Special Committee that included directors and members who would receive different classes of Units as a result and the requirement that the Reclassification Amendments be approved by a majority of the outstanding Units were sufficient procedural safeguards that made it unnecessary to retain an independent fairness advisor. The Board of Directors determined that it was not necessary to require the approval of the Reclassification Amendments by a majority in interest of members receiving each class of Units as a result of the Reclassification Amendments for a number of reasons. First, voting on such a basis could allow a small minority of the members to deny the anticipated economic and other benefits of the Going Private Transaction to the rest of the members. In addition, our members do not have any right or expectation of being entitled to vote by class under the Operating Agreement, but will have some ability to affect the class of Units they receive by action taken either before or after the Special Meeting. Finally, the Board felt that the appointment of a Special Committee, which included four members of the Company who were not affiliates of the Company (three of whom would receive Class B or Class C Units upon the reclassification of our Units), to make recommendations to the Board of Directors regarding the terms of the Reclassification Amendments before they were approved by the Board made it unnecessary to require a special vote outside the scope of our Operating Agreement.
     As a result of the analysis described above, the Board of Directors concluded that the Going Private Transaction is substantively and procedurally fair and equitable to all members of the Company, including the Unaffiliated Members. In reaching this determination, the Board of Directors did not assign any specific weight to particular positive or negative factors that it considered, but rather considered all such factors in the aggregate.
Interests of Our Directors and Executive Officers
in the Going Private Transaction
     Like all other members, our directors and executive officers who are members of the Company will receive a number and class of Units as a result of the Reclassification Amendments based strictly on the number of Units they own of record on the effective date of the Reclassification Amendments and will not receive any additional consideration for their existing Units. As of the Record Date, the directors and executive officers of the Company beneficially owned a total of 473 Units, or 12.48% of the total number of outstanding Units. With the exception of director Mark Condon, who is expected to receive two Class C Units, each director is expected to own of record five or more Units at the effective time of the Reclassification Amendments and, as a result, will receive Class A Units. The only executive officer of the Company who owns Units is Charles Hofland, our President and Chief Executive Officer, who owns only one Unit and will receive one Class C Unit as a result of the Reclassification Amendments. The following table shows the number and class of Units that each of our directors and executive officers will receive in exchange for their Units if the reclassification is approved, assuming that there is no unanticipated change to the record ownership of Units currently held by these individuals:

	Number of	Number and Class of
	Units Before	Units After
Name of Director/Executive Officer	Reclassification	Reclassification
Tom Lynch, director	14 Units	14 Class A Units
Pam Miller, director	6 Units	6 Class A Units
John Kingsbury, director	12 Units	12 Class A Units
Doug Garwood, director	21 Units	21 Class A Units
Ronald Wetherell, director	15 Units	15 Class A Units
Darrell J. Downs, director	6 Units	6 Class A Units
Shennen S.C. Saltzman, director	70 Units	70 Class A Units
Donald “Skip” Meisner, director	9 Units	9 Class A Units
Mark Condon, director	2 Units	2 Class C Units
Craig Ebberson, director	37 Units	37 Class A Units
David Bailey Aalfs, director	280 Units	280 Class A Units
Charles Hofland, President/CEO	1 Unit	1 Class C Unit
Mark Rolfes, Chief Financial Officer	0 Units	0 Units
     Because the Reclassification Amendments will result in the exchange of approximately 16% of the existing Units for Class B Units and approximately 18% of the existing Units for Class C Units and Class B and Class C Members will not have the right to vote on all matters brought to a vote of the members (including, in the case of Class C Members, the right to vote in the election of directors), the directors receiving Class A Units will have greater proportionate voting power with respect to matters submitted to a vote of the members after adoption of the Reclassification Amendments than they have currently. In particular, after adoption of the Reclassification Amendments, these directors will hold 15.13% of the Units entitled to vote for directors and 18.84% of the Units entitled to vote to approve certain Board actions that require member consent.
     The fact that all but one director would receive Class A Units and have marginally greater voting power, including greater power with respect to the election of directors and the approval of certain director actions, was not a consideration in the Board’s decision to approve the Reclassification Amendments or to set five Units as the threshold for receiving Class A Units. The threshold for determining which members would receive Class A, Class B and Class C Units was set strictly to achieve the record ownership of Units necessary to allow the Company to deregister our Units with the SEC and, in the opinion of the Board, to have a reasonable opportunity to maintain our private company status after such deregistration without placing undue restrictions on the ability of members to transfer Units in the future. No other factors were considered by the Board in this regard.
     As a result of the Going Private Transaction, our two executive officers will no longer be required to certify as to the accuracy of our financial statements and the effectiveness of our internal control over financial reporting in connection with reports we file with the SEC. Since personal liability can attach to inaccurate certifications of these matters, our executive officers have an interest in being relieved of this potential liability as a result of the Going Private Transaction. The Board of Directors did not consider this to be grounds to support its recommendation to go forward with the Going Private Transaction and will continue to expect our executive officers to prepare accurate financial statements for the Company and maintain effective internal control over financial reporting after completion of the Going Private Transaction.
     The annual compensation paid by us to our executive officers and directors will not increase as a result of the Going Private Transaction, nor will the Going Private Transaction result in any material alterations to any existing employment agreements with our executive officers.
Regulatory Requirements
     Other than compliance with the rules of the SEC relating to the solicitation of proxies for the Special Meeting and relating to “going private” transactions, we are unaware of any material federal, state or other regulatory requirements or governmental approvals required for the adoption of the Reclassification Amendments or the completion of the Going Private Transaction.
PROPOSAL 1 —
THE RECLASSIFICATION AMENDMENTS
Overview of the Reclassification Amendments
     The Company is organized as a Nebraska limited liability company. As such, the principal document establishing the rights and duties of the members of the Company, the provisions under which the Company is governed and operated, the methods used to allocate our profits and losses and maintain members’ capital accounts, the timing and manner in which cash distributions are made to investors, the limitations on members’ ability to transfer their membership interests, the events causing the Company to dissolve and the actions to be taken in that event, along with a number of other matters, are set forth in a document called an operating agreement. The Company adopted the existing operating agreement, which is entitled the “Amended and Restated Operating Agreement,” on February 24, 2005. We refer to the Company’s Amended and Restated Operating as the “Operating Agreement” throughout this Proxy Statement. As the Company issued Units representing membership interests in the Company to persons admitted as members, each of those members became a party to the Operating Agreement and, as such, is bound by the terms of the Operating Agreement. Among other things, the current Operating Agreement provides that the interests of all members are designated by a single class of membership interest referred to as a “Unit.” As a result, the rights and privileges of all members under the existing Operating Agreement are the same. The only exception is that one member of the Company who purchased 200 Units in the Company’s 2005 public offering of Units has a unique right to appoint one director of the Company. However, this member may not vote his Units in an election of directors, whether or not he exercises his right to appoint a director. The principal provisions of the Operating Agreement that relate to the rights and duties of the members and the characteristics of the Units are described below under “The Reclassification Amendments—Terms of the Existing Units.”
     The Reclassification Amendments are a proposed group of interrelated amendments to the Company’s Operating Agreement that, if adopted as proposed, will result in the existing single class of Units being divided into three separate classes of Units, which will be designated Class A Units, Class B Units and Class C Units, to establish the distinct rights and obligations of these three classes of Units and to provide how the new classes of Units will be distributed among our members in exchange for their existing Units. Under the Reclassification Amendments, the existing Units will be renamed “Class A Units” and members receiving Class A Units will retain substantially the same rights and be subject to the same restrictions under the amended Operating Agreement (which will be called the “Second Amended and Restated Operating Agreement”) as they currently have as holders of the existing class of Units. However, the rights of members receiving Class B Units and Class C Units will change substantially and, among other things, they will have more limited voting rights and more limited rights to propose amendments to the Operating Agreement, nominate directors, call meetings of members and serve as the tax matters member than such rights they currently have as the holders of the existing Units. However, holders of Class B and Class C Units will be subject to less stringent requirements for the transfer of their Units if the Reclassification Amendments are approved.
     The Reclassification Amendments will not change the rights of any member with respect to cash distributions, rights upon liquidation of the Company, or the allocation of Company profits and losses. Each class of Units created by the Reclassification Amendments will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of Units held by a member. As a result, each class of Units created as a result of the Reclassification Amendments will have economic rights which are the same as the existing single class of Units. The specific rights and obligations of the Class A, Class B and Class C Units are described in more detail below under the headings “The Reclassification Amendments—Terms of the Class A Units,” “The Reclassification Amendments—Terms of the Class B Units” and “The Reclassification Amendments—Terms of the Class C Units.”
Description of the Reclassification Amendments
     The Reclassification Amendments are a proposed group of interrelated amendments to the Company’s Operating Agreement that, if adopted as proposed, will result in the existing single class of Units of membership interest being divided into three separate classes of Units, which will be designated Class A Units, Class B Units and Class C Units, to establish the distinct rights and obligations of these three classes of Units and provide how the new classes of Units will be distributed among our members in exchange for their existing Units. Specifically, the Reclassification Amendments consist of the following amendments to the Company’s existing Operating Agreement:
•	the additions of definitions in Section 1.9 of “Class A Member,” “Class A Unit,” “Class B Member,” “Class B Unit,” “Class C Member,” “Class C Unit,” “Original Unit” and “Unit Exchange” and modifications to the definitions of “Member” and “Units” to reflect the creation and distribution of three classes of Units among the holders of existing Units under the Second Amended and Restated Operating Agreement;

•	the addition of the definition of “Deferral Event” in Section 1.9 for use in Section 9.2 of the Second Amended and Restated Operating Agreement with respect to transfers of Class B and Class C Units;

•	the addition of the definition of “Nominating Member” in Section 1.9 to designate a Class A Member or group of Class B Members who have submitted a nomination of a person to be a director of the Company under Section 5.3(b) of the Second Amended and Restated Operating Agreement;

•	the addition of the definition of “Record Holder” in Section 1.9 to clarify that the determination of record ownership of Units is made in accordance with the rules under the Exchange Act;

•	the modification in Section 5.1 to provide that only the consent of Class A Members is required for the amendment of that Section;

•	the modifications to Section 5.2 to provide that only Class A and Class B Members will have the right to take action with respect to a change in the number of directors making up the entire Board of Directors;

•	the changes in Section 5.3(a) that provide that only Class A and Class B Members will be entitled to vote for the election of the Company’s directors;

•	the revisions to Section 5.3(b) that provide that director nominations may only be made by any Class A Member or by Class B Members who collectively hold an aggregate of not less than 10% of the then outstanding Class B Units and to make conforming changes to the nomination procedure and the vote required for the amendment of this Section;

•	the amendment to Section 5.7(a) to provide that the unanimous consent of only Class A Members is required to authorize directors to (i) cause or permit the Company to engage in any activity that is not consistent with the stated purposes of the Company, (ii) knowingly do any act in contravention of the Second Amended and Restated Operating Agreement or which would make it impossible to carry on the ordinary business of the Company, (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) voluntarily take any action that would cause a bankruptcy of the Company;

•	the modification in Section 5.7(b) to provide that only the consent of Class A Members holding a majority of Class A Units is required to authorize directors to take action with respect to (a) a sale of all or substantially all of the Company’s assets at one time (other than in connection with the dissolution of the Company), (b) a confession of a judgment against the Company in excess of $500,000, (c) the issuance of any Units at a purchase price of less than $5,000, (d) the issuance of more than 7,000 total Units or (e) acquiring equity or debt securities of any director or affiliate of a director or making a loan to any such person;

•	the addition of Section 5.7(c) to provide that the consent of members holding a majority of all classes of Units is required to authorize directors to (i) cause the Company to merge or consolidate with or into another entity or (ii) take any other action that requires the consent of at least a majority of the then outstanding Units of all classes, voting as a single class, under the Nebraska Limited Liability Company Act;

•	the revisions of Section 6.1 to create Class A Units, Class B Units and Class C Units and specify the manner in which the three new classes of Units are to be issued to members in exchange for their existing Units and the cancellation of the existing Units;

•	the addition of new Section 6.2 which summarizes the rights, privileges and limitations of the Class A Units, Class B Units and Class C Units, including the rights to convert any class of Units into another class of Units. In addition, Section 6.2(a)(ix) contains the limitation on total ownership of Company Units (previously found in Section 6.16 of the Operating Agreement and applicable to all members) to provide that only Class A Members are limited to owning no more than 40% of the issued and outstanding Units of all classes, except if a Class A Member exceeds this percentage limitation due to a reduction in the number of issued and outstanding Units as a result of a redemption of Units;

•	the addition of new Section 6.2(d) that provides that the Company will have no authority to permit the issuance, conversion or transfer of any Units if it will result in the Class A Unit holders of record equaling more than 299, or the number of Class B or Class C Unit holders of record equaling more than 499 in each case. This new Section also provides that in no event will any partial Units of any class be issuable or remain outstanding in connection with any issuance or conversion of Units and provides that the Board may only withhold consent to a conversion of Units from one class to another that would result in the number of record holders of any class of Units exceeding the limitation of record holders of such class of Units;

•	the modification to Section 6.3 to provide, among other things, that no person shall become a Class A Member without the prior approval of the Board of Directors, but the admission of a Class B or Class C Member shall not require such approval and various conforming changes;

•	the modification to Section 6.6 to provide that only Class A Members representing an aggregate of not less than 5% of the outstanding Units or Class B Members representing an aggregate of not less than 10% of the outstanding Units may call a meeting of the members;

•	the modification to Section 6.8 to provide that notice of each annual meeting of members shall be provided to every member, but that notice of any other meeting shall be given only to the class or classes of members who are actually entitled to vote on the matters to be considered at such meeting;

•	the modification to Section 6.9 to provide that the quorum for any meeting is established by the presence, in person or by proxy, of at least 25% of the Units held by members actually entitled to vote on the matters being considered rather than at least 25% of the outstanding Units;

•	the modification of Section 7.2 to provide that only Class A and Class B Members and their representatives have a right under the Operating Agreement to access and inspect Company books and records;

•	the modification to Section 7.4 to provide that only a Class A Member is eligible to be designated as the Company’s tax matters member under Section 6231 of the Code;

•	the revisions to Section 8.1 that provide that (i) amendments to the Operating Agreement may be proposed only by any Class A Member or by Class B Members owning an aggregate of not less than 10% of the then outstanding Class B Units and (ii) that Class B and Class C Members are not entitled to vote on amendments to the Operating Agreement other than those that alter the rights, privileges and obligations associated with their class of Units or which adversely affect their limited liability or economic interest in the Company;

•	all of the revisions to Section 9 relating to the process that members must follow in order to transfer their Units. In general, Section 9, as amended in the Second Amended and Operating Agreement, provides as follows:
(i) Any transfer of a Unit of any class (including pledges of or other encumbrances on Units) must be made in compliance with the provisions of Section 9 applicable to that class of Unit and any purported transfer of Units that does not comply with Section 9 will be null and void and of no force or effect whatsoever. The Company will require that certain basic identifying information about the transferor and transferee be supplied to the Company and may require the transferring parties to pay the costs incurred by the Company to effect the transfer. The Company may also require an opinion regarding compliance with applicable securities laws;
(ii) Except for “Permitted Transfers,” all transfers of Class A Units require the prior approval of the Board of Directors, which the Directors may grant or withhold in their sole discretion for any reason;
(iii) Any transfer of a Class B Unit or Class C Unit is included in the definition of “Permitted Transfer” and, therefore, transfers of Class B or Class C Units do not require the prior approval of the Board of Directors;

(iv) Permitted Transfers (including any transfer of a Class B or Class C Unit) will be recognized by the Company upon the submission of written notice of the transfer to the Secretary of the Company (and the other items described in item (i) above, if needed) at least five business days prior to the effective date of the transfer. The Company will automatically recognize a Permitted Transfer on the first day of the month following receipt of these items, subject only to a limited right to defer recognition of the transfer if necessary to (a) prevent the termination of the Company within the meaning of Section 708 of the Code, (b) avoid the Company being treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code or otherwise affecting the status of the Company as a partnership for income tax purposes or (c) cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company (each, a “Deferral Event”). If a Transfer of Units is so delayed, the Company will recognize the Permitted Transfer on the first practicable date on which the Permitted Transfer can be made, in the opinion of Company counsel, without causing a Deferral Event; and
(v) Other “Permitted Transfers” relating to Class A Units are similar to those in the existing Operating Agreement and consist of transfers (a) by operation of law to the transferor’s administrator or trustee, (b) without consideration to a trust established for the descendants or spouse of the transferor, (c) to another member or an affiliate or related party of another member, or (d) to an affiliated or related party of the transferor; and
•	various minor conforming changes to other Sections of the Operating Agreement consisting of all other revisions to the Operating Agreement other than those specifically described above or the amendments to Section 5.3(a), 5.3(b)(v), 6.10, 6.11 and 8.1(d) specifically described in this Proxy Statement under the headings “Proposal 2—Amendments to Section 5.3(a) of the Operating Agreement,” “Proposal 3—Amendment to Section 5.3(b)(v) of the Operating Agreement,” “Proposal 4—Amendment to Section 6.10 of the Operating Agreement,” “Proposal 5—Amendment to Section 6.11 of the Operating Agreement” and “Proposal 6—Addition of Section 8.1(d) of the Operating Agreement.”
     The Reclassification Amendments will be voted on as a single matter at the Special Meeting and none of the Reclassification Amendments will be adopted unless all of the Reclassification Amendments are adopted. However, adoption of the Reclassification Amendments does not depend on the approval of any of the other proposed amendments to the Operating Agreement to be considered at the Special Meeting. The foregoing is merely a summary of the Reclassification Amendments. Each of the Reclassification Amendments is contained in the proposed Second Amended and Restated Operating Agreement set forth as Exhibit A to this Proxy Statement. Exhibit B to this Proxy Statement is marked to show each of the revisions that will be made to the existing Operating Agreement in order to make the Reclassification Amendments. We urge you to review the entire Second Amended and Restated Operating Agreement prior to returning your proxy.
Terms of the Existing Units
     Units represent an ownership interest in the Company. The holders of our Units, who are referred to as “members” of the Company, are each a party to the Company’s Operating Agreement which establishes the rights and privileges associated with the Units. Under the current Operating Agreement there is only one class of Units and all members have identical rights and privileges except that one member who acquired 200 Units in connection with the Company’s 2005 public offering of Units has a right to appoint one director of the Company. The remaining directors are elected by the other members of the Company and the member with the right to appoint a director is not eligible to vote his Units at an election of directors, regardless of whether or not this right of appointment is exercised.

     The Operating Agreement provides that members have the following rights:
•	a right to receive pro rata distributions of cash if and when declared by the Board of Directors;

•	a right to a pro rata allocation of Company profits and losses;

•	a right to participate in the distribution of Company assets upon liquidation;

•	a right to vote with respect to the election of directors (except as noted above) which right does not include the right to cumulate votes;

•	a right to nominate persons to serve as directors;

•	a right to vote with respect to authorizing the Board to take certain actions, including (a) a merger or consolidation of the Company, (b) a sale of all or substantially all of the Company’s assets, (c) the issuance of any Units at a purchase price of less than $5,000, (d) the issuance of more than 7,000 total Units and (e) a confession of a judgment against the Company in excess of $500,000;

•	a right to propose amendments to the Operating Agreement and a right to vote with respect to the adoption of such proposed amendments;

•	a right to call a special meeting of the members as long as members owning not less than 30% of the outstanding Units make such request together;

•	a right to access and copy (i) a member list, (ii) a list of directors, (iii) the Company’s Articles of Organization and any related powers of attorney, (iv) the Company’s tax or information returns for the preceding six years, (v) the Company’s Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company’s financial statements for the preceding six years;

•	a right to receive audited annual financial statements for the Company and annual income tax information; and

•	a right to serve as the Company’s tax matters member.
     On the other hand, the Operating Agreement imposes certain restrictions on the rights of the members of the Company, which restrictions include the following:
•	restrictions limiting the ability of members to sell, assign, transfer, pledge or otherwise convey their Units, except for permitted transfers consisting of transfers:
(i)	by operation of law to the transferor’s administrator or trustee;

(ii)	without consideration to a trust established for the descendants or spouse of the transferor;

(iii)	to another member or an affiliate or related party of another member; or

(iv)	to an affiliated or related party of the transferor.

These restrictions include a requirement that any transfer of Units other than a permitted transfer be approved in advance by the Board of Directors in its sole discretion. Certificates issued to evidence Units include a restrictive legend that notes these limitations on the ability of a member to transfer the Units; and

•	a limitation on the total ownership of Units by any one member to not more than 40% of the total Units outstanding.
Terms of the Class A Units
     If the Reclassification Amendments are adopted, the existing Units held by members owning five or more Units on the effective date of the Second Amended and Restated Operating Agreement will be redesignated as “Class A Units.” Members holding Class A Units will be referred to as “Class A Members.” The rights and privileges of the Class A Members will be substantially the same of those associated with the existing Units and will be set forth in the Second Amended and Restated Operating Agreement, the form of which is attached as Exhibit A to this Proxy Statement. The following is a summary of the material rights and privileges of the Class A Members. However, this is a summary only and does not purport to be a complete description of the terms of the Second Amended and Restated Operating Agreement. We urge you to review the entire Second Amended and Restated Operating Agreement prior to returning your proxy.
     Cash Distributions. Class A Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Directors. A Class A Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Class A Units such Class A Member holds on the record date established for purposes of such distribution.
     Profits and Losses. Class A Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Second Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.
     Rights upon Liquidation. Upon liquidation of the Company, a Class A Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies first to the extent of the positive balance, if any, of the Class A Member’s capital account and then pro rata with all other members of the Company based on the number of Class A Units such Class A Member holds.
     Voting Rights. Class A Members will be entitled to vote on all matters for which member approval is required under our Second Amended and Restated Operating Agreement or Nebraska law. This includes the right to vote for the election of directors; a right to vote with respect to (a) a sale of all or substantially all of the Company’s assets at one time, (b) a confession of a judgment against the Company in excess of $500,000, (c) the issuance of any Units at a purchase price of less than $5,000, (d) the issuance of more than 7,000 total Units or (e) acquiring equity or debt securities of any director or affiliate of a director or making a loan to any such person (collectively, the “Extraordinary Board Actions”); a right to vote with respect to any future amendments to the Second Amended and Restated Operating Agreement; and the right to vote with respect to the merger or dissolution of the Company or any other matters that require a vote of at least a majority of the outstanding Units under Nebraska law. Any amendment to the Second Amended and Restated Operating Agreement that would modify the rights of Class A Members must be approved by a majority of all Class A Units. Class A Members are entitled to one vote per Class A Unit held on each matter submitted to a vote of the Class A Members. There is no right to cumulate votes with respect to any matter, including the election of directors.

     Proposal of Amendments. Any Class A Member will be entitled to propose amendments to the Company’s Second Amended and Restated Operating Agreement.
     Nomination of Directors. Any Class A Member will be entitled to nominate persons to serve on the Board of Directors. In order to nominate a person to be a director, a Class A Member must provide written notice of such nomination to the Company’s Secretary not less than 60 days nor more than 90 days prior to the Company’s next annual meeting of members and include in such notice certain specified information regarding the nominating Class A Member and the person being nominated to serve on the Board of Directors, including information relating to all arrangements or understandings between the nominating Class A Member and the person being nominated and any other person or persons pursuant to which the nomination was made.
     Call Members’ Meetings. Class A Members holding in the aggregate at least 5% of the total outstanding Units of all classes will be entitled to require the Board of Directors to call a special meeting of the members by making a written demand to the Board of Directors.
     Transferability. Class A Members will be subject to restrictions on their ability to sell, assign, pledge or otherwise convey Class A Units that are substantially similar to the restrictions applicable to the existing Units. Accordingly, except for Permitted Transfers, Class A Units may not be transferred without the prior approval of the Board of Directors, which may be withheld in the Board’s sole discretion. A Class A Member must submit a written application for the transfer of any Class A Units, other than Permitted Transfers, to the Board of Directors in such form as the Board determines to be appropriate from time to time. If the Board of Directors approves a transfer, the transfer will be recognized and effective as of the first day of the calendar month following the calendar month during which the Board of Directors approves the transfer. Unless otherwise provided in its action to approve a transfer, such approval of a transfer shall also operate as the Board’s approval of the admission of the transferee as a Class A Member of the Company. The Board may withhold approval for any reason, and will not approve a transfer of Class A Units in the event the transfer would result in the number of record holders of Class A Units exceeding 299, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act, or if the transfer would change the federal income tax treatment of the Company.
     Permitted Transfers with respect to Class A Units will consist of transfers:
(i)	to the member’s administrator, executor or guardian to whom such Units are transferred involuntarily by operation of law or judicial decree;

(ii)	without consideration to a related party or an affiliate of the member or to a trust established for the benefit of any related party of the member; or

(iii)	to any other member.
     Inspection Rights. Any Class A Member or the designated representative of such Class A Member will have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1 of the Second Amended and Restated Operating Agreement for purposes reasonably related to such Class A Member’s interest in the Company, subject to the safety, security and confidentiality procedures and guidelines that may be established by the Company. Class A Members may, for proper purposes, inspect and copy (i) a member list, (ii) a list of directors, (iii) the Company’s Articles of Organization and any related powers of attorney, (iv) the Company’s tax or information returns for the preceding six years, (v) the Second Amended and Restated Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company’s financial statements for the preceding six years.

     Maximum Ownership Limitations. A Class A Member may not directly or indirectly own or control more than 40% of the issued and outstanding Units at any time, unless such Class A Member’s ownership percentage exceeds 40% due solely to the redemption of previously outstanding Units. For purposes of this provision, Units under indirect ownership or control by a Class A Member shall include Units owned or controlled by such member’s related parties, subsidiaries and affiliates. If any Units are issued or transferred, whether through a sale, conversion or otherwise (but not by redemption), which issuance or transfer results in a Class A Member owning or controlling more than 40% of the issued and outstanding Units, such issuance or Transfer shall be deemed to be null and void and of no force or effect.
     Conversion Rights. Subject to the consent of the Board of Directors and the limitation on the total number of record holders allowed for Class B and Class C Units, a Class A Member may convert some or all of such Class A Member’s Class A Units into Class B Units or Class C Units on the basis of one Class A Unit in exchange for one Class B Unit or one Class C Unit, as the case may be, at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors.
     Tax Matters Member. Only a Class A Member shall be eligible to serve as the Company’s tax matters member which is the “tax matters partner” described in Section 6231 of the Code. A tax matters partner is designated by a partnership to represent it before the Internal Revenue Service in all tax matters for a specific taxable year. The Company is treated as a partnership for federal income tax purposes and the Board of Directors designates the tax matters member.
Terms of the Class B Units
     If the Reclassification Amendments are adopted, a new class of Units will be created and designated as “Class B Units.” Class B Units will be issued to each member who is the record holder of three or four Units on the effective date of the Second Amended and Restated Operating Agreement in exchange for their existing Units. Such members will be referred to as “Class B Members.” The rights and privileges of the Class B Members will be set forth in the Second Amended and Restated Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing Units. The following is a summary of the material rights and privileges of the Class B Members. However, this is a summary only and does not purport to be a complete description of the terms of the Second Amended and Restated Operating Agreement. We urge you to review the entire Second Amended and Restated Operating Agreement prior to returning your proxy.
     Cash Distributions. Class B Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Directors. A Class B Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Class B Units such Class B Member holds on the record date established for purposes of such distribution.
     Profits and Losses. Class B Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Second Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.
     Rights upon Liquidation. Upon liquidation of the Company, a Class B Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies first to the extent of the positive balance, if any, of the Class B Member’s capital account and then pro rata with all other members of the Company based on the number of Class B Units such Class B Member holds.

     Voting Rights. Class B Members will be entitled to vote only with respect to (i) the election of directors, (ii) amendments to the Second Amended and Restated Operating Agreement that modify the rights of the Class B Members and (iii) the merger or dissolution of the Company or any other matters that require a vote of at least a majority of the outstanding Units under Nebraska law. Any amendment to the Second Amended and Restated Operating Agreement that would modify the rights of Class B Members must be approved by a majority of all Class A Units and by a separate majority of the Class B Units. Class B Members will not be authorized to vote on any other amendments to the Second Amended and Restated Operating Agreement that may be proposed in the future, any Extraordinary Board Actions or any other matter brought to a vote of the members. Class B Members are entitled to one vote per Class B Unit held on each matter submitted to a vote of the Class B Members. There is no right to cumulate votes with respect to any matter, including the election of directors.
     Proposal of Amendments. Class B Members holding in the aggregate at least 10% of the outstanding Class B Units will be entitled to propose amendments to the Company’s Second Amended and Restated Operating Agreement.
     Nomination of Directors. Class B Members holding in the aggregate at least 10% of the outstanding Class B Units will be entitled to nominate persons to serve on the Board of Directors. In order to nominate a person to be a director, the Class B Members must provide written notice of such nomination to the Company’s Secretary not less than 60 days nor more than 90 days prior to the Company’s next annual meeting of members and include in such notice certain specified information regarding the nominating Class B Members and the person being nominated to serve on the Board of Directors, including information relating to all arrangements or understandings between the nominating Class B Members and the person being nominated and any other person or persons pursuant to which the nomination was made.
     Call Members’ Meetings. Class B Members holding in the aggregate at least 10% of the total outstanding Units of all classes will be entitled to require the Board of Directors to call a special meeting of the members by making a written demand to the Board of Directors.
     Transferability. Any sale, assignment, pledge or other conveyance of Class B Units will be treated as “Permitted Transfers” under the Second Amended and Restated Operating Agreement. As such, no approval for the transfer of Class B Units or the admission of the transferee as a Class B Member is required from the Board of Directors. In order to transfer Class B Units, a Class B Member must only provide a written notice of the transfer to the Secretary of the Company (along with certain basic identifying information about the transferor and transferee) at least five business days prior to the effective date of the transfer. The Company may request that the transferring parties pay any costs associated with the transfer and may require an opinion regarding compliance with applicable securities laws, but otherwise will automatically recognize a transfer of a Class B Unit on the first day of the month following receipt of these items, subject only to a limited right to defer recognition of the transfer if necessary to (a) prevent the termination of the Company within the meaning of Section 708 of the Code, (b) avoid the Company being treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code or otherwise affecting the status of the Company as a partnership for income tax purposes or (c) cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company (each, a “Deferral Event”). If a Transfer of Class B Units is so delayed, the Company will recognize the transfer on the first practicable date on which the transfer can be made, in the opinion of Company counsel, without causing a Deferral Event.
     Inspection Rights. Any Class B Member or the designated representative of such Class B Member will have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1 of the Second Amended and Restated Operating Agreement for purposes reasonably related to such Class B Member’s interest in the Company, subject to the safety, security and confidentiality procedures and guidelines that may be established by the Company. Class B Members may, for proper purposes, inspect and copy (i) a member list, (ii) a list of directors, (iii) the Company’s Articles of Organization and any related powers of attorney, (iv) the Company’s tax or information returns for the preceding six years, (v) the Second Amended and Restated Operating Agreement, as amended, and any related powers of attorney, and (vi) the Company’s financial statements for the preceding six years.
     Maximum Ownership. Class B Members will not be subject to any limitation on their maximum ownership of Units.
     Conversion Rights. Subject to the consent of the Board of Directors and the limitation on the total number of record holders allowed for Class A Units, a Class B Member that accumulates a total of five or more Units of any class may convert any Class B Units held into Class A Units on the basis of one Class A Unit for one Class B Unit, at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors.
     Tax Matters Member. A Class B Member will not be eligible to serve as the Company’s tax matters member.
Terms of the Class C Units
     If the Reclassification Amendments are adopted, a new class of Units will be created and designated as “Class C Units.” Class C Units will be issued to each member who is the record holder of one or two Units on the effective date of the Second Amended and Restated Operating Agreement in exchange for their existing Units. Such members will be referred to as “Class C Members.” The rights and privileges of the Class C Members will be set forth in the Second Amended and Restated Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing Units. The following is a summary of the material rights and privileges of the Class C Members. However, this is a summary only and does not purport to be a complete description of the terms of Second Amended and Restated Operating Agreement. We urge you to review the entire Second Amended and Restated Operating Agreement prior to returning your proxy.
     Cash Distributions. Class C Members will be entitled to receive distributions of Company cash and other property as and when declared by the Board of Directors. A Class C Member will share in such distribution on a pro rata basis with all other members of the Company based on the number of Class C Units such Class C Member holds on the record date established for purposes of such distribution.
     Profits and Losses. Class C Members will be entitled to share in the profits and losses of the Company on a pro rata basis, subject to certain technical adjustments described in the Second Amended and Restated Operating Agreement designed to ensure the Company complies with U.S. Treasury regulations applicable to entities treated as partnerships for federal income tax purposes.
     Rights upon Liquidation. Upon liquidation of the Company, a Class C Member will be entitled to participate in the distribution of Company assets remaining after the satisfaction of all Company debts and the establishment of any reserves for contingencies first to the extent of the positive balance, if any, of the Class C Member’s capital account and then pro rata with all other members of the Company based on the number of Class C Units such Class C Member holds.
     Voting Rights. Class C Members will be entitled to vote only with respect to (i) amendments to the Second Amended and Restated Operating Agreement that modify the rights of the Class C Members and (ii) the merger or dissolution of the Company or any other matters that require a vote of at least a majority of the outstanding Units under Nebraska law. Any amendment to the Second Amended and

Restated Operating Agreement that would modify the rights of Class C Members must be approved by a majority of all Class A Units and, by a separate majority of the Class C Units. Class C Members will not be authorized to vote with respect to the election of directors, on any other amendments to the Second Amended and Restated Operating Agreement that may be proposed in the future, any Extraordinary Board Actions or any other matter brought to a vote of the members. Class C Members are entitled to one vote per Class C Unit held on each matter submitted to a vote of the Class C Members. There is no right to cumulate votes with respect to any matter. Even though Class C Members do not have the right to vote for directors, they will be entitled to receive notice of, and to attend, any annual meeting of the Members.
     Proposal of Amendments. Class C Members will not be entitled to propose amendments to the Company’s Second Amended and Restated Operating Agreement.
     Nomination of Directors. Class C Members will not be entitled to nominate persons to serve on the Board of Directors.
     Call Members’ Meetings. Class C Members will not be entitled to require the Board of Directors to call a special meeting of the members.
     Transferability. Any sale, assignment, pledge or other conveyance of Class C Units will be treated as “Permitted Transfers” under the Second Amended and Restated Operating Agreement. As such, no approval for the transfer of Class C Units or the admission of the transferee as a Class C Member is required from the Board of Directors. In order to transfer Class C Units, a Class C Member must only provide a written notice of the transfer to the Secretary of the Company (along with certain basic identifying information about the transferor and transferee) at least five business days prior to the effective date of the transfer. The Company may request that the transferring parties pay any costs associated with the transfer and may require an opinion regarding compliance with applicable securities laws, but otherwise will automatically recognize a transfer of a Class C Unit on the first day of the month following receipt of these items, subject only to a limited right to defer recognition of the transfer if necessary to prevent a Deferral Event. If a Transfer of Class C Units is so delayed, the Company will recognize the transfer on the first practicable date on which the transfer can be made, in the opinion of Company counsel, without causing a Deferral Event.
     Inspection Rights. Class C Members will not have a right to access, inspect or copy information and documents maintained by the Company pursuant to the Second Amended and Restated Operating Agreement or to obtain copies of the Company’s federal, state and local income tax or information returns.
     Maximum Ownership. Class C Members will not be subject to any limitation on their maximum ownership of Units.
     Conversion Rights. Subject to the consent of the Board of Directors and the limitation on the total number of record holders allowed for Class A Units, a Class C Member that accumulates a total of five or more Units of any class may convert any Class C Units held into Class A Units on the basis of one Class A Unit for one Class C Unit, at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors. In addition, subject to the consent of the Board of Directors and the limitation on the total number of record holders allowed for Class B Units, a Class C Member that accumulates a total of three or more Units of any class may convert any Class C Units held into Class B Units on the basis of one Class B Unit for one Class C Unit, at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors.
     Tax Matters Member. A Class C Member will not be eligible to serve as the Company’s tax matters member.

Vote Required for Approval
     Although Sections 6.10 and 8.1 of the Operating Agreement would allow the adoption of the Reclassification Amendments with the vote of only a majority of the Units actually represented and entitled to vote at the Special Meeting, the Board has decided to require the approval of the affirmative vote of members owning a majority of all Units outstanding as of the Record Date in order to adopt the Reclassification Amendments. Because the vote required to adopt the Reclassification Amendments is based on the number of outstanding Units, rather than on the Units actually voted at the Special Meeting, the failure to submit a proxy or to vote in person at the Special Meeting, including abstentions and broker non-votes, will have the same effect as a vote against the Reclassification Amendments.
Appraisal and Dissenters’ Rights
     Neither Nebraska law nor the Operating Agreement provides members with any appraisal rights, rights to receive a cash payment of the fair value of their existing Units or other type of “dissenters’ rights” in connection with the Reclassification Amendments.
No Provision For Access to Company Files
     The Company has not made any provision to grant any Unaffiliated Members access to Company files or to obtain counsel or appraisal services at the Company’s expense.
No Listing or Trading
     The Class A Units, Class B Units and Class C Units will not be eligible for listing on any securities exchange or traded on any automatic quotation system.
Timing of Adoption
     If our members approve the Reclassification Amendments at the Special Meeting, the Board of Directors currently intends to implement the Reclassification Amendments as of the date of the Special Meeting and incorporate them into the Second Amended and Restated Operating Agreement. The adoption of the Reclassification Amendments is not contingent upon the approval of any other amendments to the Operating Agreement being proposed for approval at the Special Meeting. However, the Board of Directors will have the discretion to determine if and when to effect the Reclassification Amendments and reserves the right to abandon the Reclassification Amendments even if they are approved by the members at the Special Meeting. The Board may do this, for example, if the number of record holders of Units changes before or after the Special Meeting in a way that would result in the adoption of the Reclassification Amendments no longer accomplishing our intended goal of discontinuing the Company’s SEC-reporting obligations. If the Reclassification Amendments are not approved by the members at the Special Meeting, the members will continue to hold their existing Units and their rights as members of the Company will not be affected, except as they may be affected by the approval of the other amendments to the Operating Agreement described in this Proxy Statement. In that case, the Company will remain subject to the SEC-reporting and other public company requirements.
Deregistration of Units
     If the Reclassification Amendments are approved and the distribution of Class A, Class B and Class C Units in accordance with the Reclassification Amendments results in there being fewer than 300 holders of record of the Class A Units, we intend to deregister the Units under the Exchange Act as soon as practicable. As a result, the Company will no longer file periodic reports with the SEC. The Board of Directors may elect to defer the deregistration of Units to such time as it determines to be appropriate.

However, the Board may defer the deregistration of Units with the SEC to such time as it determines to be appropriate even if the Reclassification Amendments are adopted.
Board Recommendation Regarding
the Reclassification Amendments
     THE BOARD OF DIRECTORS BELIEVES THAT THE TERMS OF THE RECLASSIFICATION AMENDMENTS ARE FAIR AND EQUITABLE AND IN THE BEST INTERESTS OF ALL MEMBERS OF THE COMPANY, INCLUDING THE UNAFFILIATED MEMBERS, AND UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF THE RECLASSIFICATION AMENDMENTS.
Federal Income Tax Consequences of
the Reclassification Amendments
     The following is a summary of the U.S. federal income tax consequences of the Reclassification Amendments to the Company and to members of the Company who are U.S. holders (as defined below). The discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to particular members. The discussion is based on current law, which is subject to change, possibly with retroactive effect. The discussion applies only to U.S. holders who hold Units as capital assets. This discussion does not apply to certain types of holders (such as U.S. holders who acquired Units under an employee benefit plan, insurance companies, tax-exempt organizations and retirement plans (including, without limitation, 401(k) plans), banks and other financial institutions, traders, broker-dealers, dealers in securities or foreign currencies, S corporations, partnerships or mutual funds, persons who hold or have held Units as part of a straddle or a hedging, integrated constructive sale or conversion transaction for tax purposes, persons subject to alternative minimum tax or persons with a functional currency other than the U.S. dollar) who may be subject to special rules. In addition, this discussion does not address the tax consequences to a member who, for U.S. federal income tax purposes, is not a U.S. holder. Any member who is not a U.S. holder may be subject to different tax consequences than those described below and is urged to consult its tax advisors regarding its tax treatment under U.S. and non-U.S. tax laws. This discussion does not address any state, local or foreign tax consequences of the reclassification of the Units.
     For purposes of this discussion, a “U.S. holder” is any individual, corporation, estate or trust that is a beneficial holder of a Unit and that is for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•	a trust (1) if a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all of the trust’s substantial decisions or (2) which has made an election to be treated as a U.S. person.
     If a partnership or other pass-through entity holds Units, the tax treatment of a partner or owner of such partnership or other pass-through entity generally will depend upon the status of the partner or owner and the activities of the partnership or pass-through entity. Accordingly, we urge partnerships and other pass-through entities that hold Units and partners or owners in such partnerships or pass-through entities to consult their tax advisors regarding the tax consequences to them of the Reclassification Amendments.
     Federal Income Tax Consequences to the Company. The reclassification of Units pursuant to the Reclassification Amendments will likely be treated as a tax-free “recapitalization” for federal income tax purposes. As a result, we believe that the reclassification will not have any material federal income tax consequences to the Company. The adoption of the Reclassification Amendments will not affect the status of the Company as a partnership for federal income tax purposes.
     Federal Income Tax Consequences to Members. The Reclassification Amendments will have the following federal income tax consequences for most members:
•	Members will not recognize any gain or loss as a result of the Reclassification Amendments regardless of whether they receive Class A Units, Class B Units or Class C Units;
•	Class A Members, Class B Members and Class C Members will have an adjusted tax basis in their Class A Units, Class B Units or Class C Units, as the case may be, immediately after the reclassification of Units equal to their adjusted tax basis in their original Units immediately before the reclassification, and their holding periods for their Class A Units, Class B Units or Class C Units, as the case may be, will include the period of time they held their original Units;
•	A holder of Class A Units, Class B Units or Class C Units will have a capital account balance as a member of the Company immediately after the reclassification in an amount equal to such holder’s capital account balance immediately before the reclassification; and
•	There will be no effect on the allocation of profits or losses by the Company in the tax year in which the Reclassification Amendments are adopted or thereafter.
Surrender of Unit Certificates
     If the Reclassification Amendments are approved at the Special Meeting, the Company will promptly mail a letter of transmittal to each member of record as of the date of the Special Meeting along with instructions for its use in delivering certificates for existing Units to the Company in exchange for new certificates representing the Class A Units, Class B Units or Class C Units, as the case may be, to be issued in exchange for the certificates for existing Units held by such members. Upon receipt of a member’s Unit certificates, together with a properly completed and executed letter of transmittal and any other documents specified in the instructions that the Company may reasonably require, we will deliver a certificate for an equal number of Class A Units, Class B Units or Class C Units, as the case may be, to the member surrendering such Unit certificate.
     If you do not hold the physical certificate for your Units, but instead hold your Units in “street name” with a broker or a bank, your broker or bank will be able to assist you in arranging to receive your new certificates.
     Prior to its surrender and exchange, your existing Unit certificate will be deemed to represent the class of Units issued to you as of the effective date of the Reclassification Amendments.

     YOU SHOULD NOT RETURN UNIT CERTIFICATES WITH THE ENCLOSED PROXY.
Lost, Stolen or Destroyed Certificates
     If any certificate representing Units is lost, stolen or destroyed, the Company will deliver the certificates for Class A Units, Class B Units or Class C Units, as the case may be, without delivery of the a certificate representing existing Units if:
•	the member asserting the claim of a lost, stolen or destroyed certificate makes an affidavit of that fact; and

•	if requested, the member posts a reasonable indemnity or bond as security against any claim that may be made with respect to that certificate against the Company in the future.
Restrictive Legend
     The following legend will appear on each certificate issued to evidence a Class A Unit, Class B Unit or Class C Unit:
THE TRANSFERABILITY OF THE UNITS IN SIOUXLAND ETHANOL, LLC REPRESENTED HEREBY IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, NOR WILL ANY PURCHASER, ASSIGNEE, PLEDGEE OR TRANSFEREE BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSE, UNLESS AND TO THE EXTENT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF SIOUXLAND ETHANOL, LLC.
PROPOSAL 2 —
AMENDMENTS TO SECTION 5.3(a)
OF THE OPERATING AGREEMENT
Description of the Proposed Amendments
     The Board of Directors has approved amendments to Section 5.3(a) of the Operating Agreement that will eliminate obsolete provisions relating to the appointment of the original directors prior to the time the Company’s ethanol plant was completed and relating to the process of initially creating three groups of directors with staggered terms. A portion of language to be eliminated from Section 5.3(a) provides that the persons initially appointed to be the directors of the Company were named in an exhibit to the Operating Agreement and would serve as directors until the first annual or special meeting of the members following substantial completion of the Company’s ethanol plant. The Company’s ethanol plant was substantially completed in May 2007 and the Company held our first annual meeting of members after that time on March 25, 2008. On the date of that first annual meeting, the terms of each of the original directors described in Section 5.3(a) ended and, accordingly, this language does not serve any continuing purpose. Other language in Section 5.3(a) describes the process under which the election of directors at the first annual meeting of members after substantial completion of the ethanol plant was to occur in order to initially create three groups of directors serving for staggered terms ending in different years. The process described in this language was also completed in connection with the election of directors at the annual meeting held on March 25, 2008 and, accordingly, this language also does not serve any continuing purpose. The Board is proposing to replace this language with new language that describes the election of the board on a staggered basis going forward. The proposed amendments to Section 5.3(a) would also result in the elimination of Exhibit B to the Operating Agreement, which was simply a list of the names and addresses of the persons initially appointed to serve as directors.
     The specific amendments that the Board is proposing to Section 5.3(a) of the Operating Agreement are shown below. The stricken-through language will be deleted and the double-underlined language will be added as a result of the proposed amendments:
     (a) Election of Directors and Terms. ~~The initial Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following substantial completion of the construction of the Facilities, and in all cases~~ Directors are classified into three groups designated as Group I, Group II and Group III, with each such group being elected to serve for a staggered term of three (3) years. As of the Effective Date, the current term of the Group I Directors expires in 2012, the current term of the Group II Directors expires in 2010, and the current term of the Group III Directors expires in 2011. At each annual meeting of the Members, the group of Directors whose term expires as of the date of such annual meeting shall be elected by the Class A Members and the Class B Members, voting together as a single class, for a term of three (3) years, and each such elected Director shall serve until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director~~. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified~~; provided, however, that any Class A Member who is authorized to appoint a Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Directors that the Class A Members and the Class B Members are entitled to elect, and the Units held by such Class A Member shall not be included in determining a majority of the Membership Voting Interests for purposes of electing Directors. ~~The initial Directors shall, by resolution adopted prior to the expiration of their initial term, separately identify the Director positions to be elected and shall classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years).~~ Except for the special right of appointment of certain Directors as provided in subsection (c) hereof, Directors shall be elected by a plurality vote of the Class A Members and the Class B Members, voting together as a single class, so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors. The Class C Members shall not be entitled to any vote in connection with the election of Directors.
     You should note that the proposed revisions in the last two sentences of Section 5.3(a) shown above that relate to the rights of Class A Members and Class B Members to elect directors and that deny Class C Members the right to vote in the election of directors are actually part of Reclassification Amendments and are not considered part of the amendments to Section 5.3(a) relating to the elimination of obsolete language submitted for approval under this Proposal 2. These Reclassification Amendments to Section 5.3(a) will be adopted if the Reclassification Amendments are approved at the Special Meeting even if the other amendments to Section 5.3(a) described in this Proposal 2 are not approved. Similarly, the amendments to Section 5.3(a) described in this Proposal 2 will be adopted if they are approved at the Special Meeting even if the Reclassification Amendments are not approved. If the amendments being considered under this Proposal 2 are adopted but the Reclassification Amendments are not approved, Section 5.3(a) of the Operating Agreement will read as follows, with the stricken-through language being deleted and the double-underlined language being added as a result of the proposed amendments:

     (a) Election of Directors and Terms. ~~The initial Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following substantial completion of the construction of the Facilities, and in all cases~~ Directors are classified into three groups designated as Group I, Group II and Group III, with each such group being elected to serve for a staggered term of three (3) years. As of the Effective Date, the current term of the Group I Directors expires in 2012, the current term of the Group II Directors expires in 2010, and the current term of the Group III Directors expires in 2011. At each annual meeting of the Members, the group of Directors whose term expires as of the date of such annual meeting shall be elected by the Members for a term of three (3) years, and each such elected Director shall serve until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director~~. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified~~; provided, however, that any Member who is authorized to appoint a Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Directors that the Members are entitled to elect, and the Units held by such Member shall not be included in determining a majority of the Membership Voting Interests for purposes of electing Directors. ~~The initial Directors shall, by resolution adopted prior to the expiration of their initial term, separately identify the Director positions to be elected and shall classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years).~~ Except for the special right of appointment of certain Directors as provided in subsection (c) hereof, Directors shall be elected by a plurality vote of the Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.
     Please see Section 5.3(a) of the Second Amended and Restated Operating Agreement included as Exhibit A to this Proxy Statement for an unmarked version of Section 5.3(a) as it will read if both this Proposal 2 and the Reclassification Amendments are adopted.
Reasons for Proposal to Amend Section 5.3(a)
     The Board of Directors determined that the elimination of the obsolete provisions of Section 5.3(a) relating to the appointment of the initial directors prior to the time the Company’s ethanol plant was completed and relating to the process of initially creating three groups of directors with staggered terms, and replacing it with language describing the election of directors for staggered terms for three years, will avoid confusion and make the Operating Agreement a more useful document. These particular amendments to Section 5.3(a) have no effect whatsoever on the manner in which directors will be elected at any future meeting of the members, but are simply designed to remove language from the Operating Agreement that does not serve any continuing purpose.
Vote Required for Approval
     Pursuant to Sections 6.10 and 8.1 of the Operating Agreement, the proposed amendments to Section 5.3(a) included in this Proposal 2 will be adopted if approved by the affirmative vote of a majority of the Units represented at the Special Meeting (in person, by proxy or by mail ballot) and entitled to vote on the matter, assuming a quorum is present at the Special Meeting. Accordingly, an abstention will have the same effect as a vote “against” such proposed amendment. However, broker non-votes will not be considered Units entitled to vote with respect to the amendments to Section 5.3(a)

included in this Proposal 2 and, as a result, will not be counted as votes for or against approval of these amendments. Similarly, the failure to return a proxy will have no effect on the vote taken with respect to the amendments to Section 5.3(a) included in this Proposal 2 as long as a quorum is present at the Special Meeting.
Timing of Adoption
     The amendments to Section 5.3(a) included in this Proposal 2 will become effective automatically upon their approval at the Special Meeting and these amendments will be incorporated into the Second Amended and Restated Operating Agreement, which will become effective as of the date of the Special Meeting. The adoption of the amendments to Section 5.3(a) included in this Proposal 2 is not contingent upon the approval of the Reclassification Amendments or any other amendments to the Operating Agreement being proposed for approval at the Special Meeting.
Board Recommendation Regarding Amendments
to Section 5.3(a) included in this Proposal
     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENTS TO SECTION 5.3(a) OF THE OPERATING AGREEMENT INCLUDED IN THIS PROPOSAL 2 AND UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF SUCH AMENDMENTS.
PROPOSAL 3 —
AMENDMENT TO SECTION 5.3(b)(v)
OF THE OPERATING AGREEMENT
Description of the Proposed Amendment
     The Board of Directors has approved an amendment to Section 5.3(b)(v) of the Operating Agreement that will allow a more flexible standard regarding the type of information about director nominees that must be provided by nominating members. Section 5.3(b)(v) of the Operating Agreement currently provides that if a member submits a nomination for person to serve on the Board of Directors, the nominating member must provide certain information regarding the nominee, including all information about the nominee that will be required to be disclosed in a proxy statement prepared in accordance with the rules of the SEC. While the requirement to provide all of this information to the Company would be justified as long as we remain subject to SEC-reporting requirements, the Board determined that in the event the Going Private Transaction is completed, the Company should have the option of accepting a nomination that did not necessarily provide all the SEC-required information as long as the information about the nominee was reasonably equivalent to the information obtained regarding other nominees for director. If the amendment being considered under this Proposal 3 is adopted, Section 5.3(b)(v) of the Operating Agreement will read as follows, with the stricken-through language being deleted and the double-underlined language being added as a result of the proposed amendment:
     (v) such other information regarding each nominee proposed by such ~~Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;~~ Nominating Member that the Board may request for inclusion in the proxy statement so that the information available with respect to all nominees is reasonably equivalent.

Reasons for Proposal to Amend Section 5.3(b)(v)
     The Board of Directors determined, as long as the Company was no longer subject to SEC rules relating to the contents of proxy statements relating to meetings of the members at which directors would be elected, that it would facilitate the ability of members to nominate qualified candidates to serve as directors of the Company if they were not necessarily required to provide all items of information about the candidate that would need to be disclosed in a proxy statement prepared in accordance with the rules of the SEC. The Board considered the fact that most members of the Company would not be familiar with the provisions of Schedule 14A and the related rules under the Exchange Act that establish the types of information that needs to be provided about director candidates. As a result, the Board determined that continuing to impose a requirement on members to provide all such information about a nominee as a condition to the nomination being accepted would have the effect of discouraging members from making nominations. Accordingly, the Board is proposing to eliminate this requirement and replace it with a requirement that the nominating member only provide information about his or her nominee that is reasonably equivalent to the information that is available about the other nominees for director that will be included in a proxy statement relating to a particular meeting of members at which directors will be elected.
Vote Required for Approval
     Pursuant to Sections 6.10 and 8.1 of the Operating Agreement, the proposed amendment to Section 5.3(b)(v) will be adopted if approved by the affirmative vote of a majority of the Units represented at the Special Meeting (in person, by proxy or by mail ballot) and entitled to vote on the matter assuming a quorum is present at the Special Meeting. Accordingly, an abstention will have the same effect as a vote “against” such proposed amendment. However, broker non-votes will not be considered Units entitled to vote with respect to the amendment to Section 5.3(b)(v) and, as a result, will not be counted as votes for or against approval of this amendment. Similarly, the failure to return a proxy will have no effect on the vote taken with respect to the amendment to Section 5.3(b)(v) as long as a quorum is present at the Special Meeting.
Timing of Adoption
     The adoption of the amendment to Section 5.3(b)(v) is contingent on the approval of the Reclassification Amendments. If the Reclassification Amendments are approved at the Special Meeting, the amendment to Section 5.3(b)(v) will become effective automatically upon its approval at the Special Meeting, and this amendment will be incorporated into the Second Amended and Restated Operating Agreement, which will become effective as of the date of the Special Meeting.
Board Recommendation Regarding
the Amendment to Section 5.3(b)(v)
     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO SECTION 5.3(b)(v) OF THE OPERATING AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF SUCH AMENDMENT.

PROPOSAL 4 —
AMENDMENT TO SECTION 6.10
OF THE OPERATING AGREEMENT
Description of the Proposed Amendment
     The Board of Directors has approved an amendment to Section 6.10 that will allow members to take action by written consent in lieu of a vote taken at a meeting of the members. The Operating Agreement currently provides that any action taken by the members must occur at an actual meeting of the members. The amendment being proposed will allow the members to approve any matter that could have been acted on at a meeting of the members by obtaining the written consent of those members holding a majority of the Units entitled to vote on such matter. If the amendment being considered under this Proposal 4 is adopted, an additional sentence reading as follows in the double-underlined language will be added to the end of Section 6.10 of the Operating Agreement:
     Any action required or permitted to be taken at a meeting of the Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken and signed by the Members holding a majority of the Membership Voting Interests entitled to vote on the matter.
Reasons for Proposal to Amend Section 6.10
     The Board of Directors determined that there may be situations in which it may need to seek the consent of members (or a particular class of members in the event the Reclassification Amendments are approved) on an expedited basis in order to take action relating to the business of the Company. As a result, the Board of Directors determined that it would be useful to have a method to obtain member consent that did not require the time, effort and expense of conducting a meeting of the members. The proposed amendment to Section 6.10 will not change the vote of the members required to take any such action, but merely provides an alternative method by which the Board can obtain the necessary consent of the members that is otherwise required under the Second Amended and Restated Operating Agreement.
Vote Required for Approval
     Pursuant to Sections 6.10 and 8.1 of the Operating Agreement, the proposed amendment to Section 6.10 will be adopted if approved by the affirmative vote of a majority of the Units represented at the Special Meeting (in person, by proxy or by mail ballot) and entitled to vote on the matter assuming a quorum is present at the Special Meeting. Accordingly, an abstention will have the same effect as a vote “against” such proposed amendment. However, broker non-votes will not be considered Units entitled to vote with respect to the amendment to Section 6.10 and, as a result, will not be counted as votes for or against approval of this amendment. Similarly, the failure to return a proxy will have no effect on the vote taken with respect to the amendment to Section 6.10 as long as a quorum is present at the Special Meeting.
Timing of Adoption
     The amendment to Section 6.10 will become effective automatically upon its approval at the Special Meeting, and this amendment will be incorporated into the Second Amended and Restated Operating Agreement, which will become effective as of the date of the Special Meeting. The adoption of the amendment to Section 6.10 is not contingent upon the approval of the Reclassification Amendments or any other amendments to the Operating Agreement being proposed for approval at the Special Meeting.

Board Recommendation Regarding
the Amendment to Section 6.10
     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO SECTION 6.10 OF THE OPERATING AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF SUCH AMENDMENT.
PROPOSAL 5 —
AMENDMENT TO SECTION 6.11
OF THE OPERATING AGREEMENT
Description of the Proposed Amendment
     The Board of Directors has approved an amendment to Section 6.11 of the Operating Agreement that will authorize the Board of Directors to establish record dates for determining members entitled to receive notice of, and vote at, a meeting of members, members entitled to receive a distribution from the Company or for other purposes. Section 6.11 of the Operating Agreement currently provides that the record date for any of these purposes must be the date notice of a meeting is mailed or delivered or a distribution is declared. Section 6.11 does not provide how a record date for any other purpose would be established. If the proposed amendment to Section 6.11 is adopted, the Board of Directors will have the authority to set record dates for any of these purposes in accordance with Nebraska law. If the amendment being considered under this Proposal 5 is adopted, Section 6.11 of the Operating Agreement will read as follows, with the stricken-through language being deleted and the double-underlined language being added as a result of the proposed amendment:
     6.11 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the ~~date on which notice of the meeting is mailed (or otherwise delivered) or~~Board of Directors may fix a record date, which record date shall not precede the date on which the resolution ~~declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members~~ fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of Members, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining Members entitled to receive payment of any distribution or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.
Reasons for Proposal to Amend Section 6.11
     Because Units may be sold or otherwise transferred, there needs to be a method to determine who is the owner of a Unit at any particular time for purposes of establishing who is entitled to notice of, and to vote at, a meeting of members, who is entitled to cash distributions paid by the Company, and who may own Units for other purposes. As currently written, the Operating Agreement specifies that the record date for determining which members are entitled to notice of, and to vote at, a meeting of the members must be the date the notice of the meeting is mailed to members. The Board of Directors and management of the Company have found that this provision makes it difficult to prepare a definitive mailing list of members entitled to notice of a meeting since the members entitled to the notice can not be definitively known until the actual date of mailing of the notice. It would improve the process for notifying members of an upcoming meeting if the Board of Directors had the authority to set a record date for determining members entitled to notice of a meeting which would be other than the date of mailing of such notice. Similarly, the Board believes that it would be useful to members if the Board could establish a record date for the payment of cash distributions other than the date the distribution is formally declared by the Board since it would allow buyers and sellers of Units to more easily take into consideration a declared cash distribution when negotiating the price at which they purchase and sell Units. Currently, buyers and sellers of Units may enter into a binding contract for the purchase and sale of Units without knowing if or when a cash distribution will be declared with respect to the Units prior to the date record ownership of the Units changes from the seller to the buyer. All trades in Units agreed to during a particular calendar month are subject to Board approval and are deemed to become effective on the first day of the following calendar month. As a result, if the Board approves a trade of Units at a monthly board meeting and also declares a cash distribution on that date, the member selling those Units will be entitled to the cash distribution since the selling member would be the record holder of the Units on the record date for the cash distributions. The Board of Directors would like the ability to establish a future record date for cash distributions that it could announce to members so that buyers and sellers of Units would have this information available to them when negotiating the purchase and sale of Units. In the view of the Board of Directors, the authority to establish record dates for these purposes is a power that is typically exercised by company directors and having more latitude to establish these record dates would be beneficial to the Company and our members.
Vote Required for Approval
     Pursuant to Sections 6.10 and 8.1 of the Operating Agreement, the proposed amendment to Section 6.11 will be adopted if approved by the affirmative vote of a majority of the Units represented at the Special Meeting (in person, by proxy or by mail ballot) and entitled to vote on the matter assuming a quorum is present at the Special Meeting. Accordingly, an abstention will have the same effect as a vote “against” such proposed amendment. However, broker non-votes will not be considered Units entitled to vote with respect to the amendment to Section 6.11 and, as a result, will not be counted as votes for or against approval of this amendment. Similarly, the failure to return a proxy will have no effect on the vote taken with respect to the amendment to Section 6.11 as long as a quorum is present at the Special Meeting.
Timing of Adoption
     The amendment to Section 6.11 will become effective automatically upon its approval at the Special Meeting, and this amendment will be incorporated into the Second Amended and Restated Operating Agreement, which will become effective as of the date of the Special Meeting. The adoption of the amendment to Section 6.11 is not contingent upon the approval of the Reclassification Amendments or any other amendments to the Operating Agreement being proposed for approval at the Special Meeting.
Board Recommendation Regarding
the Amendment to Section 6.11
     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO SECTION 6.11 OF THE OPERATING AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF SUCH AMENDMENT.

PROPOSAL 6 —
ADDITION OF SECTION 8.1(d)
OF THE OPERATING AGREEMENT
Description of the Proposed Amendment
     The Board of Directors has approved the addition of new Section 8.1(d) to the Operating Agreement that will clarify that amendments to the Operating Agreement are effective when approved by our members and do not require each member to sign the document incorporating the amendments. If the amendment being considered under this Proposal 6 is adopted, an additional subsection reading as follows in the double-underlined language will be added to the end of Section 8.1 of the Operating Agreement:
     (d) Each duly adopted Amendment to this Agreement (including the amendments to the First Amended and Restated Operating Agreement reflected in this Agreement) will be binding on all Members without the need for any signature or other acknowledgment of such amendment by or on behalf of any Member.
Reasons for Proposal to Add Section 8.1(d)
     Although the existing Operating Agreement was executed by each person who is a member of the Company, including persons who acquired Units after the date of the existing Operating Agreement, the Board of Directors determined that the provisions of the Operating Agreement relating to the amendment of the Operating Agreement did not clearly provide whether or not such amendments also required the signature of all members in order to be enforceable. The Board of Directors is of the view that as long as amendments to the Operating Agreement (including those amendments to be embodied in the Second Amended and Restated Operating Agreement) are duly approved and adopted in accordance with the terms of the Operating Agreement, the Company and the members expect that such amended terms to be binding on all members whether or not any such member has signed the amendment. In addition, the Board of Directors did not think it would be practical to obtain the signature of all members for the Second Amended and Restated Operating Agreement. The new Section 8.1(d) will make it clear that member signatures are not required and that each member is bound by a duly adopted amendment to the Operating Agreement.
Vote Required for Approval
     Pursuant to Sections 6.10 and 8.1 of the Operating Agreement, the proposed addition of new Section 8.1(d) requires approval by the affirmative vote of a majority of the Units represented at the Special Meeting (in person, by proxy or by mail ballot) and entitled to vote on the matter assuming a quorum is present at the Special Meeting. Accordingly, an abstention will have the same effect as a vote “against” such proposed amendment. However, broker non-votes will not be considered Units entitled to vote with respect to the amendment to Section 8.1 and, as a result, will not be counted as votes for or against approval of this amendment. Similarly, the failure to return a proxy will have no effect on the vote taken with respect to the addition of Section 8.1(d) as long as a quorum is present at the Special Meeting.
Timing of Adoption
     The addition of Section 8.1(d) will become effective automatically upon its approval at the Special Meeting, and this amendment will be incorporated into the Second Amended and Restated Operating Agreement, which will become effective as of the date of the Special Meeting. The adoption of new Section 8.1(d) is not contingent upon the approval of the Reclassification Amendments or any other amendments to the Operating Agreement being proposed for approval at the Special Meeting.

Board Recommendation Regarding
the Addition of Section 8.1(d)
     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED ADDITION OF SECTION 8.1(d) OF THE OPERATING AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF SUCH AMENDMENT.
THE SPECIAL MEETING
Date, Time and Place of Special Meeting
     The Board of Directors is asking for your proxy for use at a Special Meeting of the members of the Company to be held on [Day], [Date], 2009, at [time], Central Time, at the Marina Inn Conference Center, 4th & B Streets, South Sioux City, Nebraska, and at any adjournments or postponements of that meeting.
Matters to be Considered at the Special Meeting
     At the Special Meeting, you will be asked to vote on the adoption of each of the following proposed amendments to the Operating Agreement:
     1. A group of interrelated amendments (which we refer to as the “Reclassification Amendments”) that will (i) divide the existing single class of Units into three separate classes, which will be designated Class A Units, Class B Units and Class C Units, (ii) establish the distinct rights and obligations of these three classes of Units and (iii) provide how the new classes of Units will be distributed among our members in exchange for their existing Units (See “Proposal 1—The Reclassification Amendments”);
     2. Amendments to Section 5.3(a) to eliminate obsolete provisions relating to the appointment of the original directors prior to the time the Company’s ethanol plant was completed and to the process of initially creating three groups of directors with staggered terms (See “Proposal 2—Amendments to Section 5.3(a) of the Operating Agreement”);
     3. Amendment to Section 5.3(b)(v) to allow members to nominate persons to serve on the Board of Directors without necessarily providing all the information about the nominee required by the SEC’s proxy statement rules (See “Proposal 3—Amendment to Section 5.3(b)(v) of the Operating Agreement”);
     4. Amendment to Section 6.10 that will allow members to take action by written consent in lieu of a vote taken at a meeting of members (See “Proposal 4—Amendment to Section 6.10 of the Operating Agreement”);
     5. Amendment to Section 6.11 to authorize the Board of Directors to establish record dates for determining members entitled to receive notice of, and vote at, a meeting of members other than the mailing date of the notice of the meeting and to establish record dates for determining members entitled to a cash distribution other than the date the distribution is declared (See “Proposal 5—Amendment to Section 6.11 of the Operating Agreement”); and
     6. The addition of Section 8.1(d) to clarify that amendments to the Operating Agreement are effective when approved by our members and do not require each member to sign the document incorporating the amendments (See “Proposal 6—Addition of Section 8.1(d) of the Operating Agreement”).
     The Reclassification Amendments will be voted on as a single matter, and none of the Reclassification Amendments will be adopted unless all of the Reclassification Amendments are adopted. However, adoption of the Reclassification Amendments does not depend on the approval of any of the other proposed amendments. The proposed amendment to Section 5.3(b)(v) of the Operating Agreement will be voted on as a separate matter, but will not be adopted if the Reclassification Amendments are not approved by the members. Each of the other proposed amendments to the Operating Agreement will be voted on as separate matters, and the adoption of any such amendment is not conditioned on the adoption of the Reclassification Amendments or any other proposed amendment to the Company’s Operating Agreement.
     In addition, the Board of Directors is asking for your proxy to vote for any adjournment or postponement of the Special Meeting that may be necessary or appropriate for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve each of the proposed amendments to the Operating Agreement.
Record Date
     You may vote at the Special Meeting if you were the record owner of Units at the close of business on [Date], 2009, which is the date of mailing of this notice of the Special Meeting and is therefore the record date for the Special Meeting established under Section 6.11 of the Operating Agreement (the “Record Date”).
Quorum
     Section 6.9 of the Operating Agreement provides that the transaction of business at any meeting of the members requires the presence, in person or by proxy, of members owning not less than 25% of outstanding Units entitled to vote on the matters being considered at the meeting. Accordingly, in order to conduct business at the Special Meeting, the Special Meeting must be attended, in person or by proxy, by members owning at least 25% of all Units outstanding on the Record Date and entitled to vote. This is referred to as a quorum, and action can be taken at the Special Meeting with respect to the proposed amendments to the Operating Agreement, other than the Reclassification Amendments, if a quorum is established. However, because of the higher percentage vote required for the approval of the Reclassification Amendments, no action may be taken with respect to the Reclassification Amendments unless the Special Meeting is attended, in person or by proxy, by members owning at least a majority of all Units outstanding on the Record Date.
     If you return your proxy and do not revoke it before the Special Meeting, your Units will be counted for purposes of establishing a quorum at the Special Meeting even if you abstain from voting on any matter being considered at the Special Meeting. If a quorum is not present at the time and place scheduled for the Special Meeting, the members present at that time may reschedule the Special Meeting at a later date in order to give the Board of Directors additional time to solicit proxies for use at the Special Meeting. See “The Special Meeting—Authority to Adjourn Special Meeting to Solicit Additional Proxies” below.
Voting
     At the close of business on the Record Date, there were 3,789 issued and outstanding Units held by approximately 720 record holders. Each outstanding Unit is entitled to one vote on each matter to be voted on at the Special Meeting.

     You may vote your Units in person by attending the Special Meeting or by returning a completed proxy to us. Even if you plan to attend the Special Meeting, we are asking you to return your proxy to us at this time to ensure that your Units are represented and voted at the Special Meeting if you are unable to attend.
     If a proxy is properly signed and submitted to us without voting instructions, the proxy will be voted “FOR” each of the proposed amendments to the Operating Agreement, including the Reclassification Amendments, and “FOR” any proposal to adjourn or postpone the Special Meeting, if necessary.
Revocation of Proxies
     You can revoke your proxy at any time before matters are voted on at the Special Meeting by:
•	delivering a written revocation of your proxy to the Company Secretary at our offices at 1501 Knox Boulevard, Jackson, Nebraska 68743 on or before the business day prior to the Special Meeting;

•	delivering a later-dated and signed proxy to the Company Secretary at our offices at 1501 Knox Boulevard, Jackson, Nebraska 68743 on or before the business day prior to the Special Meeting; or

•	attending the Special Meeting in person and notifying the Company Secretary that you will be voting in person rather than by proxy. Attendance at the Special Meeting will not, by itself, constitute a revocation of your proxy. If you attend the Special Meeting and wish to change a vote you have previously made by submitting a signed proxy, you must request a ballot and vote in person at the Special Meeting.
Revoking a proxy will not affect a vote on any matter to be considered at the Special Meeting once the vote has been taken.
     If your Units are held in “street name,” and you have instructed a broker to vote your Units, you will need to follow the directions received from your broker or other nominee holder about how to change those voting instructions.
Vote Required for Approval
     The approval of the Reclassification Amendments requires the affirmative vote of members owning a majority of all Units outstanding as of the Record Date. Although Section 8 of the Operating Agreement would allow the adoption of the Reclassification Amendments with the vote of only a majority of the Units actually represented and entitled to vote at the Special Meeting, the Board decided to accept the recommendation of the Special Committee to require a higher voting percentage given the nature of the Reclassification Amendments and their effects on members’ rights.
     Each of the other proposed amendments to the Operating Agreement will be adopted if approved by a vote of a majority of the Units present in person or represented by proxy at the Special Meeting and entitled to vote. However, because the adoption of the proposed amendment to Section 5.3(b)(v) of the Operating Agreement will be conditioned on the approval of the Reclassification Amendments, these amendments may not be adopted even if separately approved by the members. The proposed amendments to Sections 5.3(a), 6.10, 6.11 and 8.1(d) of the Operating Agreement are not conditioned on the adoption of the Reclassification Amendments or any other proposed amendments to the Operating Agreement.

     The approval of the proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the votes cast at the Special Meeting, even if less than a quorum. Accordingly, abstentions and not voting at the Special Meeting will have no effect on the outcome of this proposal.
Inspector of the Vote
     All votes taken at the Special Meeting will be tabulated by a Company employee who has been designated by the Board of Directors as the inspector of the vote for the Special Meeting.
Anticipated Voting by Executive Officers and Directors
     On the Record Date, the executive officers and directors of Siouxland held the power to vote a total of 473 Units, which represents approximately 12.48% of the outstanding Units. We expect that all of these Units will be represented at the Special Meeting and that all of these Units will be voted in favor of each of the proposed amendments to the Operating Agreement, including the Reclassification Amendments.
Effect of Abstentions and Broker Non-Votes
     If you return a proxy but fail to mark it to indicate your vote or abstention on a particular matter to be considered at the Special Meeting, the Board of Directors will be authorized to vote your proxy FOR such matter. If you mark contradicting choices on your proxy with respect to a matter to be considered at the Special Meeting so that it is unclear how you intended your proxy to be voted with respect to such matter, the Board of Directors will treat this as an abstention with respect to such matter.
     You may return your proxy marked to abstain from the vote on any matter to be considered at the Special Meeting or you may attend the Special Meeting and abstain from the vote on any such matter. Similarly, if your Units are held in “street name” by a broker, bank or other nominee holder and you fail to give your nominee holder specific instructions as to how you want your Units voted on the matters to be considered at the Special Meeting, your nominee may return your proxy to establish your presence for purposes of establishing a quorum, but may not vote your Units with respect to any matter being considered at the Special Meeting. This is referred to as a “broker non-vote.”
     Because the adoption of the Reclassification Amendments requires the affirmative vote of members holding a majority of the Units outstanding as of the Record Date, the failure to return a proxy or an abstention or broker non-vote with respect to the Reclassification Amendments will have the same effect as a vote “against” the Reclassification Amendments. With respect to the other four proposed amendments to the Operating Agreement, an abstention will have the same effect as a vote “against” such proposed amendments. However, broker non-votes will not be considered Units entitled to vote with respect the amendments to the Operating Agreement other than the Reclassification Amendments and, as a result, will not be counted as votes for or against approval of these other amendments. Similarly, the failure to return a proxy will have no effect on the vote taken with respect to these other amendments as long as a quorum is present at the Special Meeting.
Authority to Adjourn Special Meeting
to Solicit Additional Proxies
     Although it is not currently expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies if we have not received sufficient proxies to constitute a quorum or sufficient votes for approval of each of the proposed amendments to the Operating Agreement at the Special Meeting. Any adjournments or postponements to a date not more than 120 days from the Record

Date may be made without notice, other than by an announcement at the Special Meeting, by affirmative vote of holders of a majority of the voting power present in person or represented by proxy at the Special Meeting, whether or not a quorum exists. In addition to voting on the proposed amendments to the Operating Agreement, the Board of Directors is asking for your proxy to vote for any adjournment or postponement of the Special Meeting that may be necessary or appropriate for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve each of the proposed amendments to the Operating Agreement.
Other Matters
     The Board of Directors is not aware of any business to be brought before the Special Meeting other than the approval of the proposed amendments to the Operating Agreement. However, if other matters are properly presented for a vote of members at the Special Meeting, your proxy will authorize the Board of Directors to vote your Units in accordance with their judgment with respect to those matters.
Solicitation of Proxies
     We are mailing this proxy material to our members on or about [Date], 2009. Solicitation of proxies for the Special Meeting will be made primarily by mail. Proxies for the Special Meeting may also be solicited on behalf of the Board of Directors by directors, officers and regular employees of the Company either in person or by telephone, facsimile or other means. These individuals will not receive any additional compensation for soliciting proxies for the Special Meeting, but may be reimbursed by the Company for any reasonable expenses incurred by them in connection with soliciting proxies.
Expenses of Solicitation
     The Company will bear all of the expenses of holding the Special Meeting, including expenses associated with the solicitation of proxies for use at the Special Meeting by the Board of Directors, along with the costs associated with amending the Operating Agreement to reflect those amendments which are approved by the members at the Special Meeting, issuing new certificates to members for the new classes of Units created by the Reclassification Amendments if approved at the Special Meeting and preparing and filing documents with the SEC to deregister the Units if the record ownership of the Class A Units after the completion of the reclassification of Units allows the Company to do so. These costs are expected to consist primarily of professional fees and other expenses relating to preparing the Second Amended and Restated Operating Agreement and the proxy solicitation materials, printing and mailing costs of this Proxy Statement, expenses of holding the Special Meeting, expenses of holding additional meetings of the Board of Directors and the Special Committee appointed by it to consider the proposed amendments to the Operating Agreement and the cost of preparing and distributing replacement certificates for Units to reflect the new class designations of Units resulting from the Reclassification Amendments. These costs will include the cost of supplying necessary additional copies of the proxy solicitation material for beneficial owners of Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.
     We estimate that the expenses to be incurred by the Company relating to the amendments of the Operating Agreement will total approximately $95,000, which consists of the following:

Description	Amount

Legal fees and expenses	$80,000
Printing and mailing costs	7,500
Miscellaneous expenses	7,500

Total	$95,000

     We intend to pay these expenses out of our working capital and do not expect the expenses related to the amendments to the Operating Agreement will have a material adverse effect on our liquidity, results of operations or cash flows.

FINANCIAL INFORMATION
Selected Historical Financial Data
     Set forth below is our selected historical financial information. The historical financial information was derived from the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008, from the unaudited financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009, and from other information and data contained in the Annual Report and Quarterly Report. The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Report. Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Exhibits C and D, respectively, to this Proxy Statement and are delivered herewith to all members. In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption “Other Matters—Where You Can Find Additional Information.”
SIOUXLAND ETHANOL, LLC
Condensed Balance Sheets

	June 30,	September 30,	September 30,
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)
ASSETS
Current Assets
Cash and equivalents	$—	$4,130,632	$5,924,234
Restricted cash	104,317	4,430,581	286,902
Accounts receivable	2,788,327	3,432,770	2,396,558
Inventory	4,023,514	4,097,906	3,127,756
Derivative instruments	315,773	—	—
Prepaid expenses	509,285	210,576	312,887

Total current assets	7,741,216	16,302,465	12,048,337

Property and Equipment
Land and land improvements	9,740,984	9,740,984	9,637,884
Buildings	8,508,565	8,500,470	8,496,416
Office equipment and furnishings	224,004	223,079	190,170
Plant equipment and machinery	61,402,176	59,945,892	59,760,746
Construction in progress	—	603,338	—

	79,875,729	79,013,763	78,085,216
Less accumulated depreciation	(11,434,893)	(7,436,643)	(2,186,740)

Net property and equipment	68,440,836	71,577,120	75,898,476

Other Assets
Restricted cash	403,000	404,807	10,912
Restricted investments	—	—	399,533
Construction deposit	500,000	500,000	560,150
Debt issuance costs, net of amortization	341,812	394,646	568,553
Other	455,280	312,112	1,079,886

Total other assets	1,700,092	1,611,565	2,619,034

Total Assets	$77,882,144	$89,491,150	$90,565,847

LIABILITIES AND EQUITY

Current Liabilities
Line of credit	$1,816,114	$703,034	$—
Current maturities of long-term debt	4,943,215	4,992,970	7,297,627
Checks written in excess of bank balance	510,424	—	—
Accounts payable	1,933,428	3,368,785	1,947,482
Accrued expenses	1,063,833	2,860,884	783,308
Derivative instruments	—	3,747,589	43,591
Construction payable	122,610	271,836	252,266

Total current liabilities	10,389,624	15,945,098	10,324,274

Long-Term Debt, net of current maturities	29,184,230	25,113,869	38,836,758

Other Long-Term Liabilities	266,868	281,694	—

Members’ Equity, 3,789 units issued and outstanding	38,041,422	48,150,489	41,404,815

Total Liabilities and Members’ Equity	$77,882,144	$89,491,150	$90,565,847

SIOUXLAND ETHANOL, LLC
Condensed Statements of Operations

	Nine months ended	Year Ended	Year Ended
	June 30,	September 30,	September 30,
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)

Revenues	$67,877,417	$130,898,558	$45,679,815

Cost of Goods Sold	74,131,266	116,848,153	36,980,923
Lower of Cost or Market Adjustment	1,187,725	2,155,624	—

Gross Profit (Loss)	(7,441,574)	11,894,781	8,698,892

Selling, General, and Administrative Expenses	1,252,425	2,853,984	2,170,233

Operating Income (Loss)	(8,693,999)	9,040,797	6,528,659

Other Income (Expense)
Interest income	15,947	143,350	84,910
Interest expense	(1,820,346)	(2,689,529)	(1,553,421)
Other income	389,331	251,056	66,888

Total other expense, net	(1,415,068)	(2,295,123)	(1,401,623)

Net Income (Loss)	$(10,109,067)	$6,745,674	$5,127,036

Weighted Average Units Outstanding — Basic and Diluted	3,789	3,789	3,789

Net Income (Loss) Per Unit — Basic and Diluted	$(2,668.00)	$1,780.33	$1,353.14

Pro Forma Information
     Set forth below is our pro forma information showing the effect of the Going Private Transaction on the Company’s balance sheet, statement of operations, net income per Unit, and book value per Unit as of, and for the period ended, September 30, 2008. Pro forma data as of, or for the period ended, June 30, 2009 has not been included because such information would not be material to the evaluation of the Going Private Transaction insofar as our SEC reporting expenses are not incurred ratably during the fiscal year and, accordingly, the estimated effects of the Going Private Transaction on the statement of operations is better demonstrated on an annual basis than for an interim period.
Actual and Adjusted Balance Sheets
Siouxland Ethanol, LLC
Condensed Balance Sheets

	Actual	Effect of	As Adjusted
	September 30,	Deregistration	September 30,
	2008	+ or (-)	2008

ASSETS
Current Assets
Cash and equivalents	$4,130,632	$293,000	$4,423,632
Restricted cash	4,430,581		4,430,581
Accounts receivable	3,432,770		3,432,770
Inventory	4,097,906		4,097,906
Prepaid expenses	210,576		210,576

Total current assets	16,302,465	293,000	16,595,465

Property and Equipment
Land and land improvements	9,740,984		9,740,984
Buildings	8,500,470		8,500,470
Office equipment and furnishings	223,079		223,079
Plant equipment and machinery	59,945,892		59,945,892
Construction in progress	603,338		603,338

	79,013,763	—	79,013,763
Less accumulated depreciation	(7,436,643)		(7,436,643)

Net property and equipment	71,577,120	—	71,577,120

Other Assets
Restricted cash	404,807		404,807
Construction deposit	500,000		500,000
Debt issuance costs, net of amortization	394,646		394,646
Other	312,112		312,112

Total other assets	1,611,565	—	1,611,565

Total Assets	$89,491,150	$293,000	$89,784,150

LIABILITIES AND EQUITY

Current Liabilities
Line of credit	$703,034		$703,034
Current maturities of long-term debt	4,992,970		4,992,970
Accounts payable	3,368,785		3,368,785
Accrued expenses	2,860,884		2,860,884
Derivative instruments	3,747,589		3,747,589
Construction payable	271,836		271,836

Total current liabilities	15,945,098	—	15,945,098

Long-Term Debt, net of current maturities	25,113,869		25,113,869

Other Long-Term Liabilities	281,694		281,694

Members’ Equity
Class A (3,789 Units before and 2,511 units after reclassification, respectively)	48,150,489	(16,046,609)	32,103,880
Class B (616 Units after reclassification)		7,875,743	7,875,743
Class C (662 Units after reclassification)		8,463,866	8,463,866

Total Members’ Equity	48,150,489	293,000	48,443,489

Total Liabilities and Members’ Equity	$89,491,150	$293,000	$89,784,150

Net Book Value/Unit (Class A)	$12,707.97	$77.33	$12,785.30

Net Book Value/Unit (Class B)	$—	$12,785.30	$12,785.30

Net Book Value/Unit (Class C)	$—	$12,785.30	$12,785.30

Actual and Adjusted Statement of Operations
Siouxland Ethanol, LLC
Condensed Statements of Operations

	Actual	Effect of	As Adjusted
	September 30,	Deregistration	September 30,
	2008	+ or (-)	2008

Revenues	$130,898,558	$—	$130,898,558

Cost of Goods Sold	116,848,153	—	116,848,153
Lower of Cost or Market Adjustment	2,155,624	—	2,155,624

Gross Profit	11,894,781	—	11,894,781

Selling, General, and Administrative Expenses	2,853,984	(293,000)	2,560,984

Operating Income	9,040,797	293,000	9,333,797

Other Income (Expense)
Interest income	143,350		143,350
Interest expense	(2,689,529)		(2,689,529)
Other income	251,056		251,056

Total other expense, net	(2,295,123)	—	(2,295,123)

Net Income	$6,745,674	$293,000	$7,038,674

Weighted Average Units Outstanding — Basic and Diluted
Class A Units	3,789	(1,278)	2,511
Class B Units	—	616	616
Class C Units	—	662	662

	3,789	—	3,789

Net Income Per Unit — Basic and Diluted
Class A Units	$1,780.33	$77.33	$1,857.66

Class B Units	$—	$1,857.66	$1,857.66

Class C Units	$—	$1,857.66	$1,857.66

     The effects of deregistration included in the above pro forma information represent the costs incurred by the Company during the fiscal year ended September 30, 2008 that we believe would have been avoided if the Going Private Transaction had occurred prior to the beginning of such fiscal year. The elimination of these costs is reflected in the reduction of Selling, General, and Administrative Expenses and the corresponding increase in Net Income reflected in the condensed Statement of Operations. The elimination of these costs would have resulted in an increase in Cash and Members’ Equity, as reflected in the condensed Balance Sheet. The effects on Net Income per Unit and Book Value per Unit reflect the allocation of these cost savings to each class of Units. In the future we estimate our annual cost savings will be approximately $260,000 per year. See “SPECIAL FACTORS — Reasons for the Going Private Transaction.”

MARKET AND DISTRIBUTION INFORMATION
OF SIOUXLAND ETHANOL, LLC UNITS
Market Information
     Our Units do not trade actively, and there is no established public trading market for the Units. There were approximately 720 record holders of our Units on September 1, 2009.
Distributions
     We have not declared or paid any distributions on our Units through September 1, 2009. Our Board of Directors has complete discretion over the timing and amount of distributions to our members; however, our Operating Agreement requires the Board of Directors to endeavor to make cash distributions at such times and in such amounts as will permit our members to satisfy the portion of their income tax liability resulting from their respective share of our taxable income. Under the terms of our principal borrowing agreements, we are not allowed to make any distributions during fiscal 2009 and 2010 without the prior written consent of our lender. Thereafter, our ability to make distributions to our members is restricted to an amount designed to approximate their income tax liability on our net profit, if any. We will be able to pay distributions in excess of this amount during any fiscal year after fiscal 2010, only if we have made the required free cash flow payment to the lender for such fiscal year.
     Although we expect the Going Private Transaction to reduce our annual expenses by approximately $260,000 and increase our annual cash flow by this amount, there can be no assurance that the Going Private Transaction will have any affect on our ability to declare and pay distributions to our members.
IDENTITY AND BACKGROUND OF FILING PERSON
     The Company is the filing person. During the last five years the Company has not been convicted in a criminal proceeding and has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction resulting in a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.
Directors and Executive Officers of the Filing Person
     Set forth in the table below are the (i) name, (ii) business address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each director and executive officer of the Company. Each person identified below is a United States citizen. Unless otherwise noted, all such persons have been employed in the principal occupations noted below for the past five years or more.

Name and	Current Principal Occupation or Employment and
Business Address	Material Positions Held During the Past Five Years

David Bailey Aalfs 920 Quail Hollow Circle Dakota Dunes, SD 57049	Mr. Aalfs is a director and is retired. From 1977 to 2006, he served as the Chief Executive Officer of Sabre Communications Corporation, a leading manufacturer of communication towers.

Mark Condon 4625 Singing Hills Road P.O. Box 3186 Sioux City, IA 51102-3186	Mr. Condon is a director and has been the President of Condon Auto Sales and Service, Inc., which is the Buick and Honda automobile dealer in Sioux City, Iowa, since 1988. He is also the co-founder of Condon Ford, Inc. which was a Ford dealership in Moville, Iowa.

Darrell J. Downs 405 Ridgeway Drive P.O. Box 103 Marcus, IA 51035	Mr. Downs is a director and is retired. From June 1995 through June 2005, he was employed as a marketing manager by a regional seed company. Until 1994 Mr. Downs had been employed by Moorman Manufacturing Company for 38 years. Mr. Downs serves as the mayor of Marcus, Iowa and as a consultant for Cherokee County Economic Development in Cherokee County, Iowa.

Craig Ebberson Circle E Farms 56521 870th Road Belden, NE 68717	Mr. Ebberson is a director and has been growing corn, soybeans and alfalfa on a 10,000 acre farm in northeast Nebraska since 1970. He has also owned and operated a 6,000 head commercial cattle feed yard since 1970. Mr. Ebberson also owns Kerloo Creek Ranch, Inc., a family owned ranch and Wynot River Farms, LLC.

Doug Garwood 520 Timberline Drive South Sioux City, NE 68776	Mr. Garwood is a director and has been the co-owner and operator of Garwood Enterprises, Inc., which consists of a 2,400 acre farming operation and trucking company, since 1999.

Charles Hofland 1501 Knox Boulevard Jackson, NE 68743	Mr. Hofland serves as the Company’s President and Chief Executive Officer. Mr. Hofland has been employed by the Company since September 1, 2006 as General Manager. Mr. Hofland was previously employed by Little Sioux Corn Processors LLC since 2002 as a commodities manager.

John Kingsbury 220 Rock Street Ponca, NE 68770	Mr. Kingsbury is a director and is the President and Chief Executive Officer of the Bank of Dixon County where he has been employed since 1970. Mr. Kingsbury has also been the principal owner of BDC Insurance since 1974.

Thomas Lynch 1221 Monona Boulevard Jackson, NE 68743	Mr. Lynch is a director and retired from the Burlington Northern Santa Fe Railroad in July of 1995 where he held the position of General Superintendent of Operations. For the past five years and continuing through the present, he manages Lynch Properties, Inc., a family owned farm and recreational property in Dakota County, Nebraska.

Donald “Skip” Meisner 3116 Everett Street Sioux City, IA 51103	Mr. Meisner is a director and has operated Meisner Management Services, LLC, which provides management of public works projects for local units of government, since March 2001.

Pam Miller 414 Howard Street Homer, NE 68030	Ms. Miller is a director and has been employed by Northeast Community College since January of 2005 as the South Sioux City Education Center Director. Ms. Miller also owns a construction company with her husband in Homer, Nebraska. Beginning in August of 1996 through December of 2004, she was an adjunct faculty member at Morningside College. Ms. Miller was also an adjunct faculty member at Western Iowa Tech Community College from June of 1997 until May of 2004.

Name and	Current Principal Occupation or Employment and
Business Address	Material Positions Held During the Past Five Years

Mark Rolfes 1501 Knox Boulevard Jackson, NE 68743	Mr. Rolfes is the Company’s Controller and Chief Financial Officer. Mr. Rolfes joined the Company’s accounting staff in August 2007. He was previously employed by Williams & Co., PC in charge of financial statement compliance. From November 2001 to March 2004, Mr. Rolfes was employed with Great West Casualty Company as a statistical/tax accountant.

Shennen S.C. Saltzman Burger King 90 Pierce Street Sioux City, IA 51001	Mr. Saltzman is a director and has been the owner of SEP, LLC since 1997. SEP, LLC owns and operates 13 Burger King restaurants with locations in Sioux City, Iowa; South Sioux City, Nebraska; Yuma, Arizona; and Imperial Valley, California. He has also been a farmer/rancher since 2001. Beginning in December 1989 until he purchased SEP, LLC in 1997, Mr. Saltzman was an Executive Vice President at Pioneer Bank in Sioux City, Iowa. He continues to serve as Vice Chairman of the Pioneer Bank Board of Directors.

Ronald Wetherell 407 West Grace Street Cleghorn, IA 51014	Mr. Wetherell is a director and has been the owner and operator of Wetherell Manufacturing Company, a designer and manufacturer of farm implements, hydraulic cylinders, and truck utility bodies in Cleghorn, Iowa, for 43 years. He is also the owner of Wetherell Cable TV, which provides cable television services to seven communities in northwest Iowa, as well as numerous farming operations throughout northwest Iowa.
     To our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     As of the Record Date, there were 3,789 Units issued and outstanding and entitled to vote at the Special Meeting. The following table shows the number of Units beneficially owned by each of the current directors and executive officers of the Company and by all executive officers and directors as a group. The Company does not believe any other person beneficially owns more than 5% of the outstanding Units. Unless otherwise noted, all persons listed in the following table have sole voting and investment power over the Units they beneficially own and own such Units directly.

		Percent of	Percent of
	Number of	Class Before	Class After
Name and Address of Beneficial Owner	Units	Reclassification	Reclassification
Tom Lynch, Chairman and Director 1221 Monona Blvd., Jackson, NE 68743	14 Units	*	*
Pam Miller, Vice Chairman and Director 414 Howard St., Homer, NE 68030	6 Units(1)	*	*
John Kingsbury, Director 220 Rock Street, Ponca, NE 68770	12 Units(1)	*	*
Doug Garwood, Secretary and Director 520 Timberline Dr., South Sioux City, NE 68776	21 Units	*	*
Ronald Wetherell, Director 300 South Oak Drive, Cleghorn, IA 51014	15 Units	*	*
Darrell J. Downs, Director 405 Ridgeway Drive, Marcus, IA 51035	6 Units	*	*
Shennen S.C. Saltzman, Director 729 E. 7th St., Suite 2, South Sioux City, NE 68776	70 Units(2)	1.85%	2.79% of Class A
Donald “Skip” Meisner, Director 3116 Everett St., Sioux City, IA 51103	9 Units	*	*
Mark Condon, Director 4625 Singing Hills Blvd., Sioux City, IA 51106	2 Units	*	*
Craig Ebberson, Director 56521 870th Rd., Belden, NE 68717	37 Units	*	1.47% of Class A
David Bailey Aalfs, Director 920 Quail Hollow Circle, Dakota Dunes, SD 57049	280 Units(1)	7.39%	11.15% of Class A
Charles Hofland, President and Chief Executive Officer 1501 Knox Boulevard, Jackson, NE 68743	1 Unit	*	*
Mark Rolfes, Chief Financial Officer and Controller 1501 Knox Boulevard, Jackson, NE 68743	0 Units	*	*
All Directors and Executive Officers as a group (13 persons)	473 Units	12.48%	18.84% of Class A Less than 1% of Class C

*	Represents less than 1% of the outstanding Units or Class of Units, as the case may be.

1.	Beneficial ownership of these Units is reported to be shared with a spouse. Mr. Kingsbury reports that his spouse shares beneficial ownership of eight Units.

2.	Mr. Saltzman reports that beneficial ownership of five Units is shared with his mother and sister.

     The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement. Briefly stated, under that rule, Units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such Units, or who has the right to acquire beneficial ownership thereof within 60 days. Beneficial ownership for the purposes of this Proxy Statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.
UNIT PURCHASE INFORMATION
Prior Purchases of Units
     The Company has not repurchased any Units during the past two years.
Recent Transactions
     Since June 30, 2009, none of Siouxland, our affiliates, directors or executive officers has made any purchases of Units.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain Relationships and Related Transactions
     During fiscal 2007 and 2008, and through the first nine months of fiscal 2009, Craig Ebberson, one of the Company’s directors, sold corn to the Company for a total sale price of approximately $373,000, $1,352,000 and $1,622,000, respectively. In addition, during fiscal 2007 and 2008, and through the first nine months of fiscal 2009, Mr. Ebberson purchased wet distillers grains from the Company for a total purchase price of approximately $215,000, $906,000 and $787,000, respectively. All such transactions were conducted in the normal course of the Company’s business, and the price paid by the Company for the corn purchased from Mr. Ebberson and the price received by the Company for the distillers grains sold to Mr. Ebberson were the current market price for such commodities on the respective transaction dates.
     During fiscal 2007 and 2008, and through the first nine months of fiscal 2009, Doug Garwood, one of the Company’s directors, sold corn to the Company for a total sale price of approximately $465,000, $949,000 and $778,000, respectively. All such sales were conducted in the normal course of the Company’s business, and the Company paid then current market prices for all corn purchased by us from Mr. Garwood.
     During the first nine months of fiscal 2009, Shennen Saltzman, one of the Company’s directors, sold corn to the Company for a total sale price of approximately $51,000. All such sales were conducted in the normal course of the Company’s business and the Company paid then current market prices for all corn purchased by us from Mr. Saltzman.
     All transactions between the Company and our directors, executive officers or other affiliated parties must be approved in advance by our Audit Committee.
Agreements Involving Our Securities
     There are no agreements relating to our Units other than our Operating Agreement, which sets forth the rights and preferences of the Units.

Employment Agreements with Directors or Officers
     We do not have any employment agreements with any of our officers or directors.
OTHER MATTERS
Other Matters Presented at the Special Meeting
     As of the date of this Proxy Statement, the only business that our management expects to be presented at the meeting is that set forth above. If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the Board of Directors to vote the proxy on such matters in accordance with their best judgment.
Other Plans or Proposals
     Other than as described in this Proxy Statement, the Board of Directors has no current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of Company assets, to change the makeup of the Board of Directors or the executive officers of the Company, to change materially the indebtedness or capitalization of the Company or otherwise to effect any material change in the structure or business of the Company. The Board of Directors may consider any such action in the future if it deems it appropriate and in the best interests of the Company.
Forward-Looking Statements
     Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undo reliance on any forward-looking statements made by or on behalf of us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See “Other Matters—Where You Can Find Additional Information” below.
Where You Can Find Additional Information
     We are subject to the information requirements of the Exchange Act, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100, F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC’s public reference room in Washington, D.C. by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s Internet Web site (http://www.sec.gov). In addition, we are mailing herewith copies of our Annual Report for the fiscal year ended September 30, 2008 and Quarterly Report for the fiscal quarter ended June 30, 2009 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.
Information Incorporated by Reference
     In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement. The following documents are incorporated by reference herein:
•	our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009, including unaudited financial information; and

•	our Annual Report on Form 10-K for the fiscal year ended September 30, 2008, including audited financial information.
     We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act’s forward-looking statement safe harbor contained in any such document is excluded and is not incorporated herein by reference. You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report and Quarterly Report for the quarter ended June 30, 2009 with this Proxy Statement as Exhibits C and D, respectively. You can also obtain any of them through the SEC at the locations described above, or through us at the address below. We will provide to you, without charge, by first-class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us. You should direct your request to the following address: Siouxland Ethanol, LLC, 1501 Knox Boulevard, Jackson, Nebraska 68743, Attention: Nanette Linsley.
Submission of Member Proposals at Next Annual Meeting
     Members who wish to include proposals in the proxy materials that we send out in connection with our 2010 Annual Meeting of Members may do so, subject to the proxy rules adopted by the SEC. In order to be included in our proxy statement relating to the 2010 Annual Meeting, a member proposal must have been delivered to the Company’s Secretary at the Company’s executive offices before October 20, 2009.

By order of the Board of Directors:
By:	/s/ Douglas K. Garwood
Douglas K. Garwood
Secretary

[Date], 2009

EXHIBIT A
SECOND AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SIOUXLAND ETHANOL, LLC

SECOND AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SIOUXLAND ETHANOL, LLC
DATED                     , 2009

SIOUXLAND ETHANOL, LLC
SECOND AMENDED AND RESTATED OPERATING AGREEMENT

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SECOND AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SIOUXLAND ETHANOL, LLC
     THIS SECOND AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the ___ day of                     , 2009, by and among Siouxland Ethanol, LLC, a Nebraska limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the Membership Register (as hereinafter defined) and any other Person as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in Section 1.9.
     WHEREAS, the Members of the Company adopted an initial Operating Agreement of the Company, dated August 16, 2004, pursuant to the Nebraska Limited Liability Company Act (the “Act”), which initial Operating Agreement was amended and restated in its entirety as of February 24, 2005 (as so amended and restated, the “First Amended and Restated Operating Agreement”); and
     WHEREAS, the Members hereby desire to amend and restate the First Amended and Restated Operating Agreement in order (i) to create additional classes of Units of Membership Interests in the Company which shall be designated as Class A Units, Class B Units and Class C Units, with each such class of Units having the rights and privileges described in this Agreement, (ii) to cause, as of the Effective Date, (A) each Member who is the Record Holder of five or more of the original class of Units described in the First Amended and Restated Operating Agreement (the “Original Units”) to automatically receive one Class A Unit in exchange for each Original Unit so owned, (B) each Member who is the Record Holder of three or four Original Units to automatically receive one Class B Unit in exchange for each Original Unit so owned, and (C) each Member who is the Record Holder of one or two Original Units to automatically receive one Class C Unit in exchange for each Original Unit so owned, (iii) to cause, immediately upon such exchange on the Effective Date, all of the Original Units to be deemed to be canceled and of no further force or effect without any further action on the part of the Company or the Members (items (i) through (iii) referred to collectively as the “Unit Exchange”) and (iv) to adopt certain other amendments to the First Amended and Restated Operating Agreement recommended by the Board of Directors; and
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. THE COMPANY
     1.1 Formation. The initial Members formed the Company as a Nebraska limited liability company by filing Articles of Organization with the Nebraska Secretary of State on August 12, 2004 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
     1.2 Name. The name of the Company shall be “Siouxland Ethanol, LLC” and all business of the Company shall be conducted in such name.
     1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Nebraska; (ii) to engage in the processing of corn, grains and other feedstock into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Nebraska limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.
     1.4 Principal Place of Business. The Company shall continuously maintain an office in Nebraska. The principal office of the Company shall be at 1501 Knox Boulevard, Jackson, Nebraska 68743, or elsewhere in the State of Nebraska as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
     1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Nebraska Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.
     1.6 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.
     1.7 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
     1.8 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in such Director’s discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company

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or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.
     1.9 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
     (a) “Act” means the Nebraska Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
     (b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
     (c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
     (d) “Agreement” means this Second Amended and Restated Operating Agreement of Siouxland Ethanol, LLC, as amended from time to time.
     (e) “Articles” means the Articles of Organization of the Company filed with the Nebraska Secretary of State, as same may be amended from time to time.
     (f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.

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     (g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.
     (h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.
     (i) “Class A Members” means those Persons who hold Class A Units at any time following the Unit Exchange.
     (j) “Class A Units” means the Class A Members’ ownership right in the Company representing such Member’s rights and obligations under this Agreement, as the same may be amended from time to time.
     (k) “Class B Members” means those Persons who hold Class B Units at any time following the Unit Exchange.
     (l) “Class B Units” means the Class B Members’ ownership right in the Company representing such Member’s rights and obligations under this Agreement, as the same may be amended from time to time.
     (m) “Class C Members” means those Persons who hold Class C Units at any time following the Unit Exchange.
     (n) “Class C Units” means the Class C Members’ ownership right in the Company representing such Member’s rights and obligations under this Agreement, as the same may be amended from time to time.
     (o) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
     (p) “Company” means Siouxland Ethanol, LLC, a Nebraska limited liability company.
     (q) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
     (r) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and obligations under direct or indirect guarantees of

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(including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.
     (s) “Deferral Event” shall have the meaning set forth in Section 9.2 hereof.
     (t) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
     (u) “Director” means any Person who (i) is referred to as such in Section of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
     (v) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.
     (w) “Effective Date” means ___________, 2009.
     (x) “Facilities” shall mean the ethanol production and co-product production facilities in Nebraska or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company’s business plan.
     (y) “First Amended and Restated Operating Agreement” has the meaning specified in the Recitals.
     (z) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.
     (aa) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

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     (bb) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
     (cc) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
     (dd) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.
     (ee) “Liquidator” has the meaning set forth in Section 10.8 hereof.
     (ff) “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
     (gg) “Member” means any Person who has become a Member of the Company pursuant to the terms of this Agreement and is shown as the Record Holder of one or more Units on the Membership Register. A Member may simultaneously be a Class A Member, a Class B Member and/or a Class C Member depending on the class or classes of Units held of record by such Member at the time.
     (hh) “Members” means all such Members.

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     (ii) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
     (jj) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.
     (kk) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number and Class of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
     (ll) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
     (mm) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
     (nn) “Nominating Member” has the meaning set forth in Section 5.3(b) hereof.
     (oo) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
     (pp) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
     (qq) “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.
     (rr) “Original Units” has the meaning specified in the Recitals.
     (ss) “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.
     (tt) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
     (uu) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with

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Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
     (vv) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
     (ww) “Record Holder” means a Person who is the holder of record of a Unit determined in accordance with the provisions of Rule 12g5-1 under the Securities Exchange Act of 1934, as amended.
     (xx) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

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     (yy) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.
     (zz) “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.
     (aaa) “Securities Act” means the Securities Act of 1933, as amended.
     (bbb) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.
     (ccc) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
     (ddd) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
     (eee) “Units” or “Unit” means the Class A Units, Class B Units and Class C Units, collectively, and each Class A Unit, Class B Unit and Class C Unit, individually, as the case may be, each Unit of which is an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
     (fff) “Unit Exchange” has the meaning specified in the Recitals.
     (ggg) “Unit Holders” means all Unit Holders.
     (hhh) “Unit Holder” means the owner of one or more Units.
     (iii) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
     (jjj) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

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     (kkk) “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
     2.1 Capital Contributions. The name, Capital Contribution, and Units quantifying the Membership Interest of each Member are set out in the Membership Register.
     2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.
     2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
     (a) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
     (b) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
     (c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
     (d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

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     The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).
SECTION 3. ALLOCATIONS
     3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
     3.2 Losses. After giving effect to the special allocations in Section 3.3 and hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
     3.3 Special Allocations. The following special allocations shall be made in the following order:
     (a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.
     (b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of

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the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
     (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.
     (d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
     (e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
     (f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).
     (g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the

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result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
     (h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.
     3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), (c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).
     3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
     3.6 Other Allocation Rules.
     (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.

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     (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
     (c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
     (d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.
     3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
     3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of Section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.
SECTION 4. DISTRIBUTIONS
     4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the

14

Company in any loan, credit or any other debt financing agreements with the Company’s lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
     4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
     4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.
SECTION 5. MANAGEMENT
     5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests represented by the Class A Units.
     5.2 Number of Total Directors. The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of fifteen (15) subject to the number of Directors appointed pursuant to Section 5.3(c). The total number of Directors shall depend upon the number of Directors appointed pursuant to Section 5.3(c) in relation to the required number of elected Directors necessary to maintain a majority of elected Directors on the Board. Subject to the election and appointment of Directors pursuant to the terms of this Agreement, the Class A Members and Class B Members, voting together as a single class, may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or vice versa by vote at any annual or special meeting. However, the relative ratio of the number of elected Directors to appointed Directors shall always result in a majority of elected Directors.
     5.3 Election of Directors.
     (a) Election of Directors and Terms. Directors are classified into three groups designated as Group I, Group II and Group III, with each such group being elected to serve for a staggered term of three (3) years. As of the Effective Date, the current term of the Group I Directors expires in 2012, the current term of the Group II Directors expires

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in 2010, and the current term of the Group III Directors expires in 2011. At each annual meeting of the Members, the group of Directors whose term expires as of the date of such annual meeting shall be elected by the Class A Members and the Class B Members, voting together as a single class, for a term of three (3) years, and each such elected Director shall serve until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director; provided, however, that any Class A Member who is authorized to appoint a Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Directors that the Class A Members and the Class B Members are entitled to elect, and the Units held by such Class A Member shall not be included in determining a majority of the Membership Voting Interests for purposes of electing Directors. Except for the special right of appointment of certain Directors as provided in subsection (c) hereof, Directors shall be elected by a plurality vote of the Class A Members and the Class B Members, voting together as a single class, so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors. The Class C Members shall not be entitled to any vote in connection with the election of Directors.
     (b) Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Class A Member or Class B Member entitled to vote generally in the election of Directors; provided, however, that in the case of any Class B Member, nominations for the election of Directors may only be made by a Class B Member who holds, or Class B Members who hold in the aggregate, at least ten percent (10%) of the then outstanding Class B Units (collectively, each such Member entitled to make a nomination hereunder is referred to as a “Nominating Member”). However, any Nominating Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Nominating Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:
     (i) the name and address of record of the Nominating Member who intends to make the nomination;
     (ii) a representation that the Nominating Member is a Record Holder of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
     (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee;
     (iv) a description of all arrangements or understandings between the Nominating Member and each nominee and any other person or persons (naming

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such person or persons) pursuant to which the nomination or nominations are to be made by the Nominating Member;
     (v) such other information regarding each nominee proposed by such Nominating Member that the Board may request for inclusion in the proxy statement so that the information available with respect to all nominees is reasonably equivalent.
     (vi) the consent of each nominee to serve as a Director of the Company if so elected; and
     (vii) in the case of a Nominating Member who is a Class B Member, a nominating petition signed and dated by the holders of at least ten percent (10%) of the then outstanding Class B Units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.
     The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests represented by the Class A Units and the Class B Units, voting together as a single class. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.
     (c) Special Right of Appointment of Directors for Certain Members. Commencing with the first annual or special meeting of the Members following Financial Closing, each Member who holds two hundred (200) or more Units, all of which were purchased by such Member from the Company during the Company’s initial registered offering (“Appointing Members”), shall be entitled to appoint one (1) Director, so long as the Appointing Member is the holder of two hundred (200) or more Units. Units held by an Affiliate or Related Party of a Member shall be included in the determination of whether the Member holds the requisite number of Units for purposes of this section. Only Members who acquire two hundred (200) or more Units from the Company in its initial registered offering are granted appointment rights hereunder. Accordingly, any Member who subsequently acquires two hundred (200) or more Units other than by acquisition from the Company in its initial registered offering, shall not be entitled to appoint any Directors, regardless of the number of Units held by such Member. A Director appointed by a Member under this section shall serve indefinitely at the pleasure of the Member appointing him or her until a successor is appointed, or until the earlier death, resignation, or removal of the Director. Any Director appointed under this section may be removed for any reason by the Member appointing him or her, upon written

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notice to the Board of Directors, which notice may designate and appoint a successor Director to fill the vacancy, and which notice may be given at a meeting of the Board of Directors attended by the person appointed to fill the vacancy. Any such vacancy shall be filled within thirty days of its occurrence by the Member having the right of appointment. In the event that the number of Units held by a Member falls below the threshold of 200 Units, the term of any Director appointed by such Member shall terminate, the seat will dissolve, and the Member shall elect Directors collectively with the other Members in accordance with Section 5.3(a).
     5.4 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons appointed by affirmative vote of a majority of the Directors present. A majority of the committee members shall be Directors but not every committee member is required to be a Director. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
     5.5 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
     (a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;
     (b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the

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Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
     (e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
     (f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;
     (g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
     (h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
     (i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
     (j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
     (k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
     (l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;
     (m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign

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corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;
     (n) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
     (o) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
     5.6 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
     5.7 Restrictions on Authority of Directors.
     (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:
     (i) Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;
     (ii) Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;
     (iii) Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.
     (b) The Directors shall not have authority to, and they covenant and agree that they shall not, cause the Company to, without the consent of the Class A Members holding at least a majority of the then outstanding Class A Units:
     (i) Sell, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

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     (ii) Confess a judgment against the Company in an amount in excess of $500,000;
     (iii) Issue Units at a purchase price of less than $5,000 per Unit;
     (iv) Issue more than an aggregate of 7,000 Units; or
     (v) Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
     (c) The Directors shall not have authority to, and they covenant and agree that they shall not, cause the Company to, without the consent of the Members holding at least a majority of the then outstanding Units of all classes, voting together as a single class:
     (i) Merge or consolidate with or into any other entity; or
     (ii) Take any other action that requires the consent of at least a majority of the then outstanding Units of all classes, voting together as a single class, under the Act.
     (d) The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by the number of votes necessary to constitute Member action pursuant to Section 6.10 herein.
     5.8 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.
     5.9 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.

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     5.10 Quorum; Manner of Acting. Not less than fifty percent (50%) of the Directors of each class of Directors authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.
     5.11 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the Company at the time of such vote.
     5.12 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Nebraska and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
     5.13 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
     5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

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     5.15 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.
     5.16 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
     5.17 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
     5.18 Delegation. By written resolution approved by the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
     5.19 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.
     5.20 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction

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from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
     5.21 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member of Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.
     5.22 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

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SECTION 6. CLASSES OF UNITS; RIGHTS OF MEMBERS
     6.1 Unit Exchange. As of the Effective Date of this Agreement, and without any further action required on behalf of the Company or any Member, each of the following shall occur:
     (a) additional classes of Units, designated as Class A Units, Class B Units and Class C Units, shall be created with each such class of Units having the rights and privileges described in Section 6.2 hereof and elsewhere in this Agreement;
     (b) each Member who, as of the Effective Date, is the Record Holder of:
     (i) five or more Original Units shall automatically receive one Class A Unit in exchange for each Original Unit so owned;
     (ii) three or four Original Units shall automatically receive one Class B Unit in exchange for each Original Unit so owned; and
     (iii) one or two Original Units shall automatically receive one Class C Unit in exchange for each Original Unit so owned; and
     (c) all of the Original Units shall be canceled and of no further force or effect; provided, however, that any certificate issued by the Company to evidence Original Units shall continue to evidence the Units issued in exchange therefor pursuant to the Unit Exchange. The Company may, but shall not be required to, issue substitute Unit certificates in order to designate any Units by class after the Unit Exchange.
Notwithstanding the method used to originally distribute the Units of each class as described in paragraph (b) of this Section 6.1, a Unit of a particular class shall remain a Unit of such class regardless on the total number of Units that may be owned by the Record Holder of such Unit from time to time unless such Unit is converted into a Unit of another class as provided in Section 6.2 hereof.
     6.2 Classes of Units. Upon the completion of the Unit Exchange as described in Section 6.1, the Company shall have three classes of Units, designated as Class A Units, Class B Units and Class C Units, with each class of Units having the rights and privileges, and being subject to the limitations, as described in this Agreement, including the following:
     (a) Class A Units. In addition to any other rights, privileges and limitations described in this Agreement, a Record Holder of Class A Units will have the following rights and privileges, and be subject to the following limitations, with respect to Class A Units owned by such Class A Member:
     (i) Voting Rights. Class A Members shall be entitled to one vote per Class A Unit owned on all Company matters submitted to a vote of, or other action by, the Members;

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     (ii) Propose Amendments. Class A Members shall have the right to propose amendments to this Agreement as described in Section 8.1 hereof;
     (iii) Director Nominations. Class A Members shall have the right to nominate candidates for Directors as described in Section 5.3(b) hereof;
     (iv) Call Meetings. Class A Members owning, in the aggregate, not less than five percent (5%) of the issued and outstanding Units of all classes, shall have the right to call a meeting of the Members as described in Section 6.6 hereof;
     (v) Inspection Rights. Class A Members shall have the right to inspect Company books and records as set forth in Section 7.2 hereof;
     (vi) Tax Matters Member. Class A Members shall be eligible to be appointed as the Company’s Tax Matters Member pursuant to Section 7.4 hereof;
     (vii) Conversion Rights. Subject to the consent of the Board of Directors described in, and the limitations set forth in, paragraph (d) of this Section 6.2, a Class A Member may convert some or all of such Member’s Class A Units into Class B Units or Class C Units on the basis of one (1) Class A Unit in exchange for one (1) Class B Unit or one (1) Class C Unit, as the case may be, at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors;
     (viii) Transfer of Units. Class A Units shall be subject to all restrictions on the transferability thereof set forth in Section 6.3 and Section 9 hereof; and
     (ix) Ownership Limitation. No Class A Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time, unless such Class A Member’s ownership percentage exceeds forty percent (40%) due solely to the redemption of previously outstanding Units. For purposes of this provision, Units under indirect ownership or control by a Class A Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates. If any Units are issued or Transferred, whether through a sale, conversion or otherwise (but not by redemption), which issuance or Transfer results in a Class A Member owning or controlling more than forty percent (40%) of the issued and outstanding Units, such issuance or Transfer shall be deemed to be null and void and of no force or effect.
     (b) Class B Units. In addition to any other rights, privileges and limitations described in this Agreement, a Record Holder of Class B Units will have the following rights and privileges, and be subject to the following limitations, with respect to Class B Units owned by such Class B Member:
     (i) Limited Voting Rights. Class B Members shall be entitled to one vote per Class B Unit owned only with respect to (A) an election of Directors of the Company as described in Section 5.3 hereof, (B) matters described in

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Sections 5.7(c) and 10.1 hereof, (C) any amendment to this Agreement requiring the consent of Class B Members under Section 8.1 hereof. Class B Members, as such, shall have no voting rights with respect to any other Company matter.
     (ii) Propose Amendments. Class B Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Class B Units, shall have the right to propose amendments to this Agreement as described in Section 8.1 hereof;
     (iii) Director Nominations. Class B Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Class B Units, shall have the right to nominate candidates for Directors as described in Section 5.3(b) hereof;
     (iv) Call Meetings. Class B Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Units of all classes, shall have the right to call a meeting of the Members as described in Section 6.6 hereof;
     (v) Inspection Rights. Class B Members shall have the right to inspect Company books and records as set forth in Section 7.2 hereof;
     (vi) Tax Matters Member. Class B Members shall not be eligible to be appointed as the Company’s Tax Matters Member pursuant to Section 7.4 hereof;
     (vii) Conversion Rights. Subject to the consent of the Board of Directors described in, and the limitations set forth in, paragraph (d) of this Section 6.2, a Class B Member that is the Record Holder of at least five (5) Units of any class may convert any Class B Units so owned into an equal number of Class A Units on the basis of one (1) Class B Unit in exchange for one (1) Class A Unit at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors;
     (viii) Transfer of Units. Class B Units shall only be subject to the limited requirements for transfer described in Section 9 relating to Class B Units; and
     (ix) Ownership Limitation. A Class B Member shall not be subject to any limitation on the percentage ownership of outstanding Units unless such Class B Member is also a Class A Member.
     (c) Class C Units. In addition to any other rights, privileges and limitations described in this Agreement, a Record Holder of Class C Units will have the following rights and privileges, and be subject to the following limitations, with respect to Class C Units owned by such Class C Member:
     (i) Limited Voting Rights. Class C Members shall be entitled to one vote per Class C Unit owned only with respect to (A) matters described in Sections 5.7(c) and 10.1 hereof or (B) any amendment to this Agreement

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requiring the consent of Class C Members under Section 8.1 hereof. Class C Members, as such, shall have no voting rights with respect to any other Company matter.
     (ii) Propose Amendments. Class C Members shall have no right to propose amendments to this Agreement;
     (iii) Director Nominations. Class C Members shall have no right to nominate candidates for Directors;
     (iv) Call Meetings. Class C Members shall have no right to call a meeting of the Members;
     (v) Inspection Rights. Class C Members shall have no right to inspect Company books and records other than as may be required under the Act;
     (vi) Tax Matters Member. Class C Members shall not be eligible to be appointed as the Company’s Tax Matters Member pursuant to Section 7.4 hereof;
     (vii) Conversion Rights. Subject to the consent of the Board of Directors described in, and the limitations set forth in, paragraph (d) of this Section 6.2, a Class C Member that is the Record Holder of (A) three (3) or four (4) Units of any class may convert any Class C Units so owned into an equal number of Class B Units on the basis of one (1) Class C Unit in exchange for one (1) Class B Unit, or (B) at least five (5) Units of any class may convert any Class C Units so owned into an equal number of Class A Units on the basis of one (1) Class C Unit in exchange for one (1) Class A Unit, in each case at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors;
     (viii) Transfer of Units. Class C Units shall only be subject to the limited requirements for transfer described in Section 9 relating to Class C Units; and
     (ix) Ownership Limitation. A Class C Member shall not be subject to any limitation on the percentage ownership of outstanding Units unless such Class C Member is also a Class A Member.
     (d) Limits on Record Holders. After the Effective Date, and subject to the limitations set forth elsewhere herein, the Company may issue additional Units of any class in exchange for Capital Contributions to the Company in amounts established from time to time by the Board of Directors or upon conversion of one class of Units into another class of Units as provided in this Section 6.2; provided, however, that the Company shall have no authority to issue additional Units, allow the conversion of Units of any class into Units of another class or allow any Transfer of Units (including a Permitted Transfer described in Section 9.2) if, as a result of such action, the number of Record Holders of Class A Units would be greater than 299 or the number of Record Holders of either Class B Units or Class C Units would be greater than 499. In no event

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shall any partial Units of any class be issuable or remain outstanding in connection with any issuance or conversion hereunder or otherwise. The approval of the Board of Directors required with respect to a conversion of Units from one class to another pursuant to Section 6.2(a)(vii), 6.2(b)(vii) or 6.2(c)(vii), as the case may be, shall only be withheld if the Board of Directors determines that such conversion would result in the number of Record Holders of any class of Units exceeding the limitations set forth in this Section 6.2(d).
     6.3 Members.
     (a) The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein. Upon the admission of a new or additional Member, the Membership Register shall be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.
     (b) The admission of any Person as a Member must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company a signature page to this Agreement in the form of Exhibit “A” attached hereto and such other documents as may be required hereunder. In addition, no Person shall become a Class A Member (including for this purpose, any Person acquiring Units in a Permitted Transfer) without the prior approval of the Board of Directors and the Directors may refuse to admit any Person as a Class A Member in their sole discretion. The admission of a Person as a Class B Member or a Class C Member shall not require the approval of the Board.
     (c) Unless admitted as a Member, a Person acquiring Units from an existing Member will acquire only the Membership Economic Interest associated with such Units but will have no other rights of a Member hereunder or under the Act.
     (d) All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest.
     6.4 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
     6.5 Voting Rights of Members. The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.
     6.6 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Class A Members representing an aggregate of not less than five percent (5%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Class B Members representing an aggregate of not

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less than ten percent (10%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Class C Members may not demand that the Directors call a meeting of the Members at any time. Regular meetings of the Members shall be held not less than once per Fiscal Year.
     6.7 Conduct of Meetings. Subject to the discretion of the Directors, the Members entitled to participate in any meeting of the Members may do so by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
     6.8 Notice of Meetings; Waiver. Notice of each annual meeting, stating the place, day and hour of the meeting, shall be given to each Member, whether or not such Member is entitled to vote at such annual meeting, in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. Notice of any other meeting, stating the place, day and hour of the meeting, shall be given to each Member entitled to vote at such meeting in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.
     6.9 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests entitled to vote at the applicable meeting of the Members is required for the transaction of business at such a meeting. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
     6.10 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement. Any action required or permitted to be taken at a meeting of the Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken and signed by the Members holding a majority of the Membership Voting Interests entitled to vote on the matter.
     6.11 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of Members, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on

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the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining Members entitled to receive payment of any distribution or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.
     6.12 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.
     6.13 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
     6.14 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.
     6.15 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
SECTION 7. ACCOUNTING, BOOKS AND RECORDS
     7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Class of Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual

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method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.
     7.2 Delivery to Members and Inspection. Any Class A Member and any Class B Member or the designated representative of either such Member shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. Class C Members shall not have any of the rights of inspection or access provided hereunder, except to the extent required by the Act. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Class A Member or any Class B Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Class A Member and each Class B Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
     7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).
     7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes, including any election under Section 754 of the Code, as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or

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otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Class A Member to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law. No Class B Member or Class C Member, as such, shall be eligible to serve as a Tax Matters Member, unless such Person is also a Class A Member. The Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.
SECTION 8. AMENDMENTS
     8.1 Amendments.
     (a) Amendments to this Agreement may be proposed by (i) the Board of Directors, (ii) any Class A Member or (iii) Class B Members owning an aggregate of not less than ten percent (10%) of the then outstanding Class B Units. Class C Members may not propose amendments to this Agreement.
     (b) Provided that legal counsel for the Company shall have approved such proposed amendment as to form, the Board of Directors shall submit a verbatim statement of each duly proposed amendment to this Agreement to the Members entitled to vote thereon for approval along with the recommendation of the Board of Directors with respect to the proposed amendment.
     (c) Except as provided below, a duly proposed amendment to this Agreement shall be adopted and be effective as an amendment upon approval thereof by the Membership Voting Interests represented by the Class A Units necessary to constitute the action of the Class A Members as provided in Section 6.10 hereof. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended in any manner that would:
     (i) alter the rights, privileges or obligations of the Members holding any class of Units without the consent of the Class A Members described above and the consent of the Members holding a majority of the Membership Voting Interests represented by such class of Units; or
     (ii) modify the limited liability of a Member, or alter the Membership Economic Interest of a Member, without the consent of each Member adversely affected thereby.
     (d) Each duly adopted Amendment to this Agreement (including the amendments to the First Amended and Restated Operating Agreement reflected in this Agreement) will be binding on all Members without the need for any signature or other acknowledgment of such amendment by or on behalf of any Member.

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SECTION 9. TRANSFERS
     9.1 Transfers of Units.
     (a) No Member shall Transfer all or any portion of such Member’s Units except in compliance with the provisions of this Section 9 applicable to the class of Units such Member proposes to Transfer. Any purported Transfer of Units that is not permitted under this Section 9 shall be null and void and of no force or effect whatsoever.
     (b) Except for Permitted Transfers, all Transfers of Units shall require the prior approval of the Board of Directors which the Directors may grant or withhold in their sole discretion for any reason. All applications for the Transfer of Units, other than Permitted Transfers, shall be made by the proposed transferor and transferee of Units submitting an application for Transfer to the Board of Directors in such form as the Board determines to be appropriate from time to time. If the Board of Directors approves a Transfer, the Transfer will be recognized and effective as of the first day of the calendar month following the calendar month during which the Board of Directors approved the Transfer. Unless otherwise provided in its action to approve a Transfer, such approval of a Transfer shall also operate as the Board’s approval of the admission of the Transferee as a Member pursuant to Section 6.3(b) hereof.
     (c) In the event that any Member is allowed to pledge or otherwise encumber all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the applicable terms and conditions of this Section 9. In the event such pledgee or secured party exercises such party’s rights with respect to the pledged Units under such pledge or hypothecation agreement, such pledgee or secured party shall hold such Units subject to all applicable terms and conditions of this Agreement, including the provisions of Section 6.3 hereof relating to the admission of a Person as a Member of the Company.
     (d) In all cases, including Permitted Transfers, the parties to a Transfer of Units shall pay all reasonable costs and expenses incurred by the Company in connection with the Transfer of Units, including but not limited to, legal fees and costs.
     (e) In all cases, including Permitted Transfers, the transferor and transferee of Units shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably requested by the Board of Directors to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.
     (f) In all cases, including Permitted Transfers, the Company may require any transferor of Units to provide an opinion of counsel reasonably satisfactory to the

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Company to the effect that such Transfer complies with or is exempt from any registration requirements under applicable federal or state securities laws.
     (g) No Transfer of any Units will be allowed after a Dissolution Event has occurred.
     9.2 Permitted Transfers.
     (a) Subject to the conditions and restrictions set forth in Section 6.2(d) regarding the number of Record Holders allowed with respect to any class of Units, a Member holding any class of Units may, at any time, Transfer all or any portion of such Member’s Units:
     (i) to the Member’s administrator, executor or guardian to whom such Units are transferred involuntarily by operation of law or judicial decree;
     (ii) without consideration to a Related Party or an Affiliate of the Member or to a trust established for the benefit of any Related Party of the Member;
     (iii) to any other Member; or
     (iv) to any Person if the Units to be Transferred are Class B Units or Class C Units.
     Each Transfer described in this Section 9.2(a) shall be a “Permitted Transfer.”
     (b) The Company shall recognize a Permitted Transfer of Units on the first day of the calendar month following the calendar month during which written notice of such Transfer is provided to the Secretary of the Company by the transferring Member (or such Member’s administrator, executor or guardian in the case of a Permitted Transfer pursuant to paragraph (a)(i) hereof along with evidence in form and substance satisfactory to counsel to the Company of such administrator’s, executor’s or guardian’s authority); provided, in each case, such written notice is delivered not later than five (5) business days prior thereto. Notwithstanding the foregoing, the Company may defer a Permitted Transfer to the extent reasonably necessary to (i) prevent the termination of the Company within the meaning of Section 708 of the Code, (ii) avoid the Company being treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code or otherwise affecting the status of the Company as a partnership for income tax purposes or (iii) cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company (each a “Deferral Event”). If a Transfer of Units is so delayed, the Company will recognize and allow such Transfer on the first practicable date on which such Transfer can be made, in the opinion of Company counsel, without causing a Deferral Event.
     9.3 Prohibited Transfers. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section 9, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members

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from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby. The Company shall have the right to retain distributions otherwise payable with respect to any Units which are Transferred, or attempted to be Transferred, in order to recover any such damages.
     9.4 No Dissolution or Termination. The Transfer of a Membership Interest pursuant to the terms of this Section 9 shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
     9.5 Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions payable in connection with any Transferred Units shall be made to the holder of the Transferred Units on the record date of such distribution (as determined in accordance with Section 6.11) such that any distribution with a record date on or before the date of such Transfer shall be made to the transferor, and any distribution with a record date thereafter shall be made to the transferee. Neither the Company nor any Director shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.5, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.
     9.6 Restrictive Legend. Each Member agrees that a legend in substantially the form set forth below, as the same may be amended by the Directors in their sole discretion, may be placed on any certificate or other document or instrument evidencing the ownership of Units:
THE TRANSFERABILITY OF THE UNITS IN SIOUXLAND ETHANOL, LLC REPRESENTED HEREBY IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, NOR WILL ANY PURCHASER, ASSIGNEE, PLEDGEE OR TRANSFEREE BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSE, UNLESS AND TO THE EXTENT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF SIOUXLAND ETHANOL LLC.
SECTION 10. DISSOLUTION AND WINDING UP
     10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) the affirmative vote of the Members holding at least seventy five percent (75%) of the then outstanding Units of all classes, voting together as a single class, to dissolve, wind up, and liquidate the Company; or (ii) the entry of a decree of judicial dissolution pursuant to the Act.

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The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.
     10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.
     10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

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     10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
     10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
     10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.
     10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
     10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.
     10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

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SECTION 11. MISCELLANEOUS
     11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address on record with the Company; (c) If to a Member, either to the address on record with the Company or to such other address that has been provided in writing to the Company.
     11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.
     11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
     11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
     11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
     11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
     11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.
     11.8 Governing Law. The laws of the State of Nebraska shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
     11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

39

     11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
     11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.
     IN WITNESS WHEREOF, the parties have executed and entered into this Second Amended and Restated Operating Agreement of the Company as of the date first set forth above.

COMPANY: SIOUXLAND ETHANOL, LLC
By:
Charles Hofland, President and Chief
Executive Officer

40

EXHIBIT “A”
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
SECOND AMENDED AND RESTATED
OPERATING AGREEMENT OF
SIOUXLAND ETHANOL, LLC
     The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in Siouxland Ethanol, LLC, has received a copy of the Second Amended and Restated Operating Agreement, dated                     , 2009, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Second Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Second Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Second Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Second Amended and Restated Operating Agreement from and after the date of execution hereof.

INDIVIDUALS:	ENTITIES:

Name of Individual Member	Name of Entity (Please Print)
(Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Signature of Joint Individual Member

Agreed and accepted on behalf of the Company and its Members:

SIOUXLAND ETHANOL, LLC

By:

Its:

EXHIBIT B
SECOND AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SIOUXLAND ETHANOL, LLC
[MARKED COPY SHOWING ALL PROPOSED AMENDMENTS]

SECOND AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SIOUXLAND ETHANOL, LLC
DATED ~~FEBRUARY 24, 2005~~                    , 2009

SIOUXLAND ETHANOL, LLC
SECOND AMENDED AND RESTATED OPERATING AGREEMENT

Page

SECTION 1. THE COMPANY		1
1.1	Formation	~~1~~2
1.2	Name	~~1~~2
1.3	Purpose; Powers	~~1~~2
1.4	Principal Place of Business	2
1.5	Term	2
1.6	Title to Property	2
1.7	Payment of Individual Obligations	2
1.8	Independent Activities; Transactions With Affiliates	2
1.9	Definitions	~~2~~3

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS		~~9~~10
2.1	~~Original~~ Capital Contributions	~~9~~10
2.2	Additional Capital Contributions; Additional Units	~~9~~10
2.3	Capital Accounts	~~9~~10

SECTION 3. ALLOCATIONS		~~10~~11
3.1	Profits	~~10~~11
3.2	Losses	~~10~~11
3.3	Special Allocations	~~10~~11
3.4	Curative Allocations	~~12~~13
3.5	Loss Limitation	~~12~~13
3.6	Other Allocation Rules	~~12~~13
3.7	Tax Allocations: Code Section 704(c)	~~13~~14
3.8	Tax Credit Allocations	~~13~~14

SECTION 4. DISTRIBUTIONS		~~13~~14
4.1	Net Cash Flow	~~13~~14
4.2	Amounts Withheld	~~14~~15
4.3	Limitations on Distributions	~~14~~15

SECTION 5. MANAGEMENT		~~14~~15
5.1	Directors	~~14~~15

Page

5.2	Number of Total Directors	~~14~~15
5.3	Election of Directors	~~14~~15
5.4	Committees	~~16~~18
5.5	Authority of Directors	~~17~~18
5.6	Director as Agent	~~19~~20
5.7	Restrictions on Authority of Directors	~~19~~20
5.8	Director Meetings and Notice	~~20~~21
5.9	Action Without a Meeting	~~20~~21
5.10	Quorum; Manner of Acting	~~20~~22
5.11	Voting; Potential Financial Interest	~~20~~22
5.12	Duties and Obligations of Directors	~~20~~22
5.13	Chairman and Vice Chairman	~~21~~22
5.14	President and Chief Executive Officer	~~21~~22
5.15	Chief Financial Officer	~~21~~23
5.16	Secretary; Assistant Secretary	~~21~~23
5.17	Vice President	~~21~~23
5.18	Delegation	~~21~~23
5.19	Execution of Instruments	~~22~~23
5.20	Limitation of Liability; Indemnification of Directors	~~22~~23
5.21	Compensation; Expenses of Directors	~~22~~24
5.22	Loans	~~23~~24

SECTION 6. ~~ROLE~~CLASSES OF UNITS; RIGHTS OF MEMBERS		~~23~~25
~~6.1~~	~~One Membership Class~~	~~23~~
~~6.2~~	~~Members~~	~~23~~
6.1	Unit Exchange	25
6.2	Classes of Units	25
6.3	~~Additional~~ Members	~~23~~29
6.4	Rights or Powers	~~23~~29
6.5	Voting Rights of Members	~~23~~29
6.6	Member Meetings	~~24~~29
6.7	Conduct of Meetings	~~24~~30
6.8	Notice of Meetings; Waiver	~~24~~30
6.9	Quorum and Proxies	~~24~~30
6.10	Voting; Action by Members	~~24~~30
6.11	Record Date	~~24~~30
6.12	Termination of Membership	~~24~~31
6.13	Continuation of the Company	~~25~~31
6.14	No Obligation to Purchase Membership Interest	~~25~~31
6.15	Waiver of Dissenters Rights	~~25~~31
~~6.16~~	~~Limitation on Ownership~~	~~25~~

SECTION 7. ACCOUNTING, BOOKS AND RECORDS		~~25~~31
7.1	Accounting, Books and Records	~~25~~31

Page
7.2	Delivery to Members and Inspection	~~25~~32
7.3	Reports	~~26~~32
7.4	Tax Matters	~~26~~32

SECTION 8. AMENDMENTS		~~27~~33
8.1	Amendments	~~27~~33

SECTION 9. TRANSFERS		~~27~~34
9.1	~~Restrictions on~~ Transfers ~~27~~ of Units	34
9.2	Permitted Transfers	~~27~~35
9.3	~~Conditions Precedent to Transfers 289.4~~ Prohibited Transfers	~~29~~35
~~9.5~~9.4	No Dissolution or Termination	~~29~~36
~~9.6~~	~~Prohibition of Assignment~~	~~30~~
~~9.7~~	~~Rights of Unadmitted Assignees~~	~~30~~
~~9.8~~	~~Admission of Substituted Members~~	~~30~~
~~9.9~~	~~Representations Regarding Transfers~~	~~30~~
~~9.10~~9.5	Distribution and Allocations in Respect of Transferred Units	~~31~~36
~~9.11~~	~~Additional Members~~	~~32~~
9.6	Restrictive Legend	36

SECTION 10. DISSOLUTION AND WINDING UP		~~32~~36
10.1	Dissolution	~~32~~37
10.2	Winding Up	~~32~~37
10.3	Compliance with Certain Requirements of Regulations; Deficit Capital Accounts	~~33~~37
10.4	Deemed Distribution and Recontribution	~~33~~38
10.5	Rights of Unit Holders	~~33~~38
10.6	Allocations During Period of Liquidation	~~33~~38
10.7	Character of Liquidating Distributions	~~33~~38
10.8	The Liquidator	~~34~~38
10.9	Forms of Liquidating Distributions	~~34~~38

SECTION 11. MISCELLANEOUS		~~34~~39
11.1	Notices	~~34~~39
11.2	Binding Effect	~~34~~39
11.3	Construction	~~34~~39
11.4	Headings	~~35~~39
11.5	Severability	~~35~~39
11.6	Incorporation By Reference	~~35~~39
11.7	Variation of Terms	~~35~~39
11.8	Governing Law	~~35~~39
11.9	Waiver of Jury Trial	~~35~~39

Page
11.10	Counterpart Execution	~~35~~40
11.11	Specific Performance	~~35~~40

SECOND AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SIOUXLAND ETHANOL, LLC
     THIS SECOND AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the ~~24th~~          day of ~~February, 2005,~~                 , 2009, by and among Siouxland Ethanol, LLC, a Nebraska limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the ~~attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons~~Membership Register (as hereinafter defined) and any other Person as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the ~~meaning~~meanings set forth in Section 1.9.
     WHEREAS, the Members of the Company ~~have~~ adopted an initial Operating Agreement of the Company, dated August 16, 2004, pursuant to the Nebraska Limited Liability Company Act (the “Act”), which initial Operating Agreement was amended and restated in its entirety as of February 24, 2005 (as so amended and restated, the “First Amended and Restated Operating Agreement”); and
     ~~WHEREAS, the Members desire to amend and restate the Operating Agreement to revise and to more fully set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs.~~
     WHEREAS, the Members hereby desire to amend and restate the First Amended and Restated Operating Agreement in order (i) to create additional classes of Units of Membership Interests in the Company which shall be designated as Class A Units, Class B Units and Class C Units, with each such class of Units having the rights and privileges described in this Agreement, (ii) to cause, as of the Effective Date, (A) each Member who is the Record Holder of five or more of the original class of Units described in the First Amended and Restated Operating Agreement (the “Original Units”) to automatically receive one Class A Unit in exchange for each Original Unit so owned, (B) each Member who is the Record Holder of three or four Original Units to automatically receive one Class B Unit in exchange for each Original Unit so owned, and (C) each Member who is the Record Holder of one or two Original Units to automatically receive one Class C Unit in exchange for each Original Unit so owned, (iii) to cause, immediately upon such exchange on the Effective Date, all of the Original Units to be deemed to be canceled and of no further force or effect without any further action on the part of the Company or the Members (items (i) through (iii) referred to collectively as the “Unit Exchange”) and (iv) to adopt certain other amendments to the First Amended and Restated Operating Agreement recommended by the Board of Directors; and
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. THE COMPANY
     1.1 Formation. The initial Members formed the Company as a Nebraska limited liability company by filing Articles of Organization with the Nebraska Secretary of State on August 12, 2004 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
     1.2 Name. The name of the Company shall be “Siouxland Ethanol, LLC” and all business of the Company shall be conducted in such name.
     1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Nebraska; (ii) to engage in the processing of corn, grains and other feedstock into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Nebraska limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.
     1.4 Principal Place of Business. The Company shall continuously maintain an office in Nebraska. The principal office of the Company shall be at ~~110 East Elk Street~~1501 Knox Boulevard, Jackson, Nebraska 68743, or elsewhere in the State of Nebraska as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
     1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Nebraska Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.
     1.6 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.
     1.7 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
     1.8 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity

2

that the Director may deem appropriate in such Director’s discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.
     1.9 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
     (a) “Act” means the Nebraska Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
     (b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
     (c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
     (d) “Agreement” means this Second Amended and Restated Operating Agreement of Siouxland Ethanol, LLC, as amended from time to time.

3

     (e) “Articles” means the Articles of Organization of the Company filed with the Nebraska Secretary of State, as same may be amended from time to time.
     (f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.
     (g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.
     (h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.
     (i) “Class A Members” means those Persons who hold Class A Units at any time following the Unit Exchange.
     (j) “Class A Units” means the Class A Members’ ownership right in the Company representing such Member’s rights and obligations under this Agreement, as the same may be amended from time to time.
     (k) “Class B Members” means those Persons who hold Class B Units at any time following the Unit Exchange.
     (l) “Class B Units” means the Class B Members’ ownership right in the Company representing such Member’s rights and obligations under this Agreement, as the same may be amended from time to time.
     (m) “Class C Members” means those Persons who hold Class C Units at any time following the Unit Exchange.
     (n) “Class C Units” means the Class C Members’ ownership right in the Company representing such Member’s rights and obligations under this Agreement, as the same may be amended from time to time.
     (o) ~~(i)~~ “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
     (p) ~~(j)~~ “Company” means Siouxland Ethanol, LLC, a Nebraska limited liability company.
     (q) ~~(k)~~ “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

4

     (r) ~~(l)~~ “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.
     (s) “Deferral Event” shall have the meaning set forth in Section 9.2 hereof.
     (t) ~~(m)~~ “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
     (u) ~~(n)~~ “Director” means any Person who (i) is referred to as such in Section of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
     (v) ~~(o)~~ “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.
     (w) ~~(p)~~ “Effective Date” means ~~February 24, 2005.~~                        , 2009.
     (x) ~~(q)~~ “Facilities” shall mean the ethanol production and co-product production facilities in Nebraska or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company’s business plan.
     (y) “First Amended and Restated Operating Agreement” has the meaning specified in the Recitals.

5

     (z) ~~(r)~~ “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.
     (aa) ~~(s)~~ “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
     (bb) ~~(t)~~ “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
     (cc) ~~(u)~~ “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
     (dd) ~~(v)~~ “Liquidation Period” has the meaning set forth in Section 10.6 hereof.
     (ee) ~~(w)~~ “Liquidator” has the meaning set forth in Section 10.8 hereof.

6

     (ff) ~~(x)~~ “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
     (gg) ~~(y)~~ “Member” means any Person ~~(i) whose name is set forth as such on Exhibit “A” initially attached hereto or~~who has become a Member of the Company pursuant to the terms of this Agreement, and ~~(ii) who~~ is shown as the ~~owner of one or more Units~~Record Holder of one or more Units on the Membership Register. A Member may simultaneously be a Class A Member, a Class B Member and/or a Class C Member depending on the class or classes of Units held of record by such Member at the time.
     (hh) ~~(z)~~ “Members” means all such Members.
     (ii) ~~(aa)~~ “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
     (jj) ~~(bb)~~ “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.
     (kk) ~~(cc)~~ “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number and Class of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
     (ll) ~~(dd)~~ “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
     (mm) ~~(ee)~~ “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
     (nn) “Nominating Member” has the meaning set forth in Section 5.3(b) hereof.
     (oo) ~~(ff)~~ “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
     (pp) ~~(gg)~~ “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

7

     (qq) ~~(hh)~~ “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.
     (rr) “Original Units” has the meaning specified in the Recitals.
     (ss) ~~(ii)~~ “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.
     (tt) ~~(jj)~~ “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
     (uu) ~~(kk)~~ “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be

8

determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
     (vv) ~~(ll)~~ “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
     (ww) “Record Holder” means a Person who is the holder of record of a Unit determined in accordance with the provisions of Rule 12g5-1 under the Securities Exchange Act of 1934, as amended.
     (xx) ~~(mm)~~ “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.
     (yy) ~~(nn)~~ “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.
     (zz) ~~(oo)~~ “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.
     (aaa) ~~(pp)~~ “Securities Act” means the Securities Act of 1933, as amended.
     (bbb) ~~(qq)~~ “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.
     (ccc)  ~~(rr)~~  “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
     (ddd)  ~~(ss)~~ “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
     (eee) ~~(tt)~~  “Units” or “Unit” means the Class A Units, Class B Units and Class C Units, collectively, and each Class A Unit, Class B Unit and Class C Unit, individually, as the case may be, each Unit of which is an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the

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Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
     (fff) “Unit Exchange” has the meaning specified in the Recitals.
     (ggg) ~~(uu)~~  “Unit Holders” means all Unit Holders.
     (hhh) ~~(vv)~~ “Unit Holder” means the owner of one or more Units.
     (iii) ~~(ww)~~ “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
     (jjj) ~~(xx)~~ “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
     (kkk) ~~(yy)~~ “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
     2.1 ~~Original~~ Capital Contributions. The name, ~~original~~ Capital Contribution, and ~~initial~~ Units quantifying the Membership Interest of each Member are ~~set out in Exhibit A attached hereto, and shall also be~~ set out in the Membership Register.
     2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.
     2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
     (a) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to

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Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
     (b) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
     (c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
     (d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.
     The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).
SECTION 3. ALLOCATIONS
     3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
     3.2 Losses. After giving effect to the special allocations in Section 3.3 and hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
     3.3 Special Allocations. The following special allocations shall be made in the following order:

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     (a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.
     (b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
     (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.
     (d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of

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such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
     (e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
     (f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).
     (g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
     (h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.
     3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), (c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).

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     3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
     3.6 Other Allocation Rules.
     (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.
     (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
     (c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
     (d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.
     3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes

14

and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
     3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of Section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.
SECTION 4. DISTRIBUTIONS
     4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan, credit or any other debt financing agreements with the Company’s lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
     4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
     4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.
SECTION 5. MANAGEMENT
     5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests represented by the Class A Units.

15

     5.2 Number of Total Directors. The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of fifteen (15) subject to the number of Directors appointed pursuant to Section 5.3(c). The total number of Directors shall depend upon the number of Directors appointed pursuant to Section 5.3(c) in relation to the required number of elected Directors necessary to maintain a majority of elected Directors on the Board. Subject to the election and appointment of Directors pursuant to the terms of this ~~Operating~~ Agreement, the Class A Members and Class B Members, voting together as a single class, may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or ~~visa~~vice versa by vote at any annual or special meeting. However, the relative ratio of the number of elected Directors to appointed Directors shall always result in a majority of elected Directors.
     5.3 Election of Directors.
     (a) Election of Directors and Terms. ~~The initial Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following substantial completion of the construction of the Facilities, and in all cases~~Directors are classified into three groups designated as Group I, Group II and Group III, with each such group being elected to serve for a staggered term of three (3) years. As of the Effective Date, the current term of the Group I Directors expires in 2012, the current term of the Group II Directors expires in 2010, and the current term of the Group III Directors expires in 2011. At each annual meeting of the Members, the group of Directors whose term expires as of the date of such annual meeting shall be elected by the Class A Members and the Class B Members, voting together as a single class, for a term of three (3) years, and each such elected Director shall serve until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director~~. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified~~; provided, however, that any Class A Member who is authorized to appoint a Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Directors that the Class A Members and the Class B Members are entitled to elect, and the Units held by such Class A Member shall not be included in determining a majority of the Membership Voting Interests for purposes of electing Directors. ~~The initial Directors shall, by resolution adopted prior to the expiration of their initial term, separately identify the Director positions to be elected and shall classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years).~~ Except for the special right of appointment of certain Directors as provided in subsection (c) hereof, Directors shall be elected by a plurality vote of the Class A Members and the Class B Members, voting together as a single class, so that the nominees receiving the greatest number of votes relative to all other nominees are elected

16

as Directors. The Class C Members shall not be entitled to any vote in connection with the election of Directors.
     (b) Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Class A Member or Class B Member entitled to vote generally in the election of Directors. ~~However, any~~; provided, however, that in the case of any Class B Member, nominations for the election of Directors may only be made by a Class B Member who holds, or Class B Members who hold in the aggregate, at least ten percent (10%) of the then outstanding Class B Units (collectively, each such Member entitled to make a nomination hereunder is referred to as a “Nominating Member”). However, any Nominating Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Nominating Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:
     (i) the name and address of record of the Nominating Member who intends to make the nomination;
     (ii) a representation that the Nominating Member is a ~~holder of record~~Record Holder of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
     (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee;
     (iv) a description of all arrangements or understandings between the Nominating Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the ~~Members~~Nominating Member;
     (v) such other information regarding each nominee proposed by such ~~Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;~~Nominating Member that the Board may request for inclusion in the proxy statement so that the information available with respect to all nominees is reasonably equivalent.
     (vi) the consent of each nominee to serve as a Director of the Company if so elected; and
     (vii) in the case of a Nominating Member who is a Class B Member, a nominating petition signed and dated by the holders of at   least ~~five~~ten percent (~~5~~10%) of the then outstanding Class B Units and   clearly setting forth the

17

proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.
     The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests represented by the Class A Units and the Class B Units, voting together as a single class. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.
     (c) Special Right of Appointment of Directors for Certain Members. Commencing with the first annual or special meeting of the Members following Financial Closing, each Member who holds two hundred (200) or more Units, all of which were purchased by such Member from the Company during the Company’s initial registered offering (“Appointing Members”), shall be entitled to appoint one (1) Director, so long as the Appointing Member is the holder of two hundred (200) or more Units. Units held by an Affiliate or Related Party of a Member shall be included in the determination of whether the Member holds the requisite number of Units for purposes of this section. Only Members who acquire two hundred (200) or more Units from the Company in its initial registered offering are granted appointment rights hereunder. Accordingly, any Member who subsequently acquires two hundred (200) or more Units other than by acquisition from the Company in its initial registered offering, shall not be entitled to appoint any Directors, regardless of the number of Units held by such Member. A Director appointed by a Member under this section shall serve indefinitely at the pleasure of the Member appointing him or her until a successor is appointed, or until the earlier death, resignation, or removal of the Director. Any Director appointed under this section may be removed for any reason by the Member appointing him or her, upon written notice to the Board of Directors, which notice may designate and appoint a successor Director to fill the vacancy, and which notice may be given at a meeting of the Board of Directors attended by the person appointed to fill the vacancy. Any such vacancy shall be filled within thirty days of its occurrence by the Member having the right of appointment. In the event that the number of Units held by a Member falls below the threshold of 200 Units, the term of any Director appointed by such Member shall terminate, the seat will dissolve, and the Member shall elect Directors collectively with the other Members in accordance with Section 5.3(a).
     5.4 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons appointed by affirmative vote of a majority of the Directors present. A majority of the committee members shall be Directors but

18

not every committee member is required to be a Director. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
     5.5 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
     (a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;
     (b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
     (e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
     (f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

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     (g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
     (h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
     (i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
     (j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
     (k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
     (l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;
     (m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;
     (n) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
     (o) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

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     5.6 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
     5.7 Restrictions on Authority of Directors.
     (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:
     (i) Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;
     (ii) Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;
     (iii) Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.
     (b) The Directors shall not have authority to, and they covenant and agree that they shall not, cause the Company to, without the consent of the ~~Members~~Class A Members holding at least a majority of the then outstanding Class A Units:
     (i) ~~Merge, consolidate~~Sell, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a  liquidating sale of the Property in connection with the dissolution of the Company;
     (ii) Confess a judgment against the Company in an amount in excess of $500,000;
     (iii) Issue Units at a purchase price of less than $5,000 per Unit;
     (iv) Issue more than an aggregate of 7,000 Units; ~~and~~ or
     (v) Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
     (c) The Directors shall not have authority to, and they covenant and agree that they shall not, cause the Company to, without the consent of the Members holding at

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least a majority of the then outstanding Units of all classes, voting together as a single class:
     (i) Merge or consolidate with or into any other entity; or
     (ii) Take any other action that requires the consent of at least a majority of the then outstanding Units of all classes, voting together as a single class, under the Act.
     (d) The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by the number of votes necessary to constitute Member action pursuant to Section 6.10 herein.
     5.8 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.
     5.9 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.
     5.10 Quorum; Manner of Acting. Not less than fifty percent (50%) of the Directors of each class of Directors authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.
     5.11 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the Company at the time of such vote.

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     5.12 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Nebraska and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
     5.13 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
     5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.
     5.15 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

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     5.16 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
     5.17 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
     5.18 Delegation. By written resolution approved by the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
     5.19 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.
     5.20 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and

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expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
     5.21 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member of Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.
     5.22 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.
SECTION 6. ~~ROLE~~CLASSES OF UNITS; RIGHTS OF MEMBERS
     6.1 ~~One Membership Class. There shall initially be one class of Membership Interests and one class of Units.~~Unit Exchange. As of the Effective Date of this Agreement, and without any further action required on behalf of the Company or any Member, each of the following shall occur:
     (a) additional classes of Units, designated as Class A Units, Class B Units and Class C Units, shall be created with each such class of Units having the rights and privileges described in Section 6.2 hereof and elsewhere in this Agreement;
     (b) each Member who, as of the Effective Date, is the Record Holder of:

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      (i) five or more Original Units shall automatically receive one Class A Unit in exchange for each Original Unit so owned;
      (ii) three or four Original Units shall automatically receive one Class B Unit in exchange for each Original Unit so owned; and
      (iii) one or two Original Units shall automatically receive one Class C Unit in exchange for each Original Unit so owned; and
     (c) all of the Original Units shall be canceled and of no further force or effect; provided, however, that any certificate issued by the Company to evidence Original Units shall continue to evidence the Units issued in exchange therefor pursuant to the Unit Exchange. The Company may, but shall not be required to, issue substitute Unit certificates in order to designate any Units by class after the Unit Exchange.
Notwithstanding the method used to originally distribute the Units of each class as described in paragraph (b) of this Section 6.1, a Unit of a particular class shall remain a Unit of such class regardless on the total number of Units that may be owned by the Record Holder of such Unit from time to time unless such Unit is converted into a Unit of another class as provided in Section 6.2 hereof.
     6.2 Classes of Units. Upon the completion of the Unit Exchange as described in Section 6.1, the Company shall have three classes of Units, designated as Class A Units, Class B Units and Class C Units, with each class of Units having the rights and privileges, and being subject to the limitations, as described in this Agreement, including the following:
     (a) Class A Units. In addition to any other rights, privileges and limitations described in this Agreement, a Record Holder of Class A Units will have the following rights and privileges, and be subject to the following limitations, with respect to Class A Units owned by such Class A Member:
     (i) Voting Rights. Class A Members shall be entitled to one vote per Class A Unit owned on all Company matters submitted to a vote of, or other action by, the Members;
     (ii) Propose Amendments. Class A Members shall have the right to propose amendments to this Agreement as described in Section 8.1 hereof;
     (iii) Director Nominations. Class A Members shall have the right to nominate candidates for Directors as described in Section 5.3(b) hereof;
     (iv) Call Meetings. Class A Members owning, in the aggregate, not less than five percent (5%) of the issued and outstanding Units of all classes, shall have the right to call a meeting of the Members as described in Section 6.6 hereof;
     (v) Inspection Rights. Class A Members shall have the right to inspect Company books and records as set forth in Section 7.2 hereof;

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     (vi) Tax Matters Member. Class A Members shall be eligible to be appointed as the Company’s Tax Matters Member pursuant to Section 7.4 hereof;
     (vii) Conversion Rights. Subject to the consent of the Board of Directors described in, and the limitations set forth in, paragraph (d) of this Section 6.2, a Class A Member may convert some or all of such Member’s Class A Units into Class B Units or Class C Units on the basis of one (1) Class A Unit in exchange for one (1) Class B Unit or one (1) Class C Unit, as the case may be, at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors;
     (viii) Transfer of Units. Class A Units shall be subject to all restrictions on the transferability thereof set forth in Section 6.3 and Section 9 hereof; and
     (ix) Ownership Limitation. No Class A Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time, unless such Class A Member’s ownership percentage exceeds forty percent (40%) due solely to the redemption of previously outstanding Units. For purposes of this provision, Units under indirect ownership or control by a Class A Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates. If any Units are issued or Transferred, whether through a sale, conversion or otherwise (but not by redemption), which issuance or Transfer results in a Class A Member owning or controlling more than forty percent (40%) of the issued and outstanding Units, such issuance or Transfer shall be deemed to be null and void and of no force or effect.
     (b) Class B Units. In addition to any other rights, privileges and limitations described in this Agreement, a Record Holder of Class B Units will have the following rights and privileges, and be subject to the following limitations, with respect to Class B Units owned by such Class B Member:
     (i) Limited Voting Rights. Class B Members shall be entitled to one vote per Class B Unit owned only with respect to (A) an election of Directors of the Company as described in Section 5.3 hereof, (B) matters described in Sections 5.7(c) and 10.1 hereof, (C) any amendment to this Agreement requiring the consent of Class B Members under Section 8.1 hereof. Class B Members, as such, shall have no voting rights with respect to any other Company matter.
     (ii) Propose Amendments. Class B Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Class B Units, shall have the right to propose amendments to this Agreement as described in Section 8.1 hereof;
     (iii) Director Nominations. Class B Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Class B Units, shall

27

have the right to nominate candidates for Directors as described in Section 5.3(b) hereof;
     (iv) Call Meetings. Class B Members owning, in the aggregate, not less than ten percent (10%) of the issued and outstanding Units of all classes, shall have the right to call a meeting of the Members as described in Section 6.6 hereof;
     (v) Inspection Rights. Class B Members shall have the right to inspect Company books and records as set forth in Section 7.2 hereof;
     (vi) Tax Matters Member. Class B Members shall not be eligible to be appointed as the Company’s Tax Matters Member pursuant to Section 7.4 hereof;
     (vii) Conversion Rights. Subject to the consent of the Board of Directors described in, and the limitations set forth in, paragraph (d) of this Section 6.2, a Class B Member that is the Record Holder of at least five (5) Units of any class may convert any Class B Units so owned into an equal number of Class A Units on the basis of one (1) Class B Unit in exchange for one (1) Class A Unit at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors;
     (viii) Transfer of Units. Class B Units shall only be subject to the limited requirements for transfer described in Section 9 relating to Class B Units; and
     (ix) Ownership Limitation. A Class B Member shall not be subject to any limitation on the percentage ownership of outstanding Units unless such Class B Member is also a Class A Member.
     (c) Class C Units. In addition to any other rights, privileges and limitations described in this Agreement, a Record Holder of Class C Units will have the following rights and privileges, and be subject to the following limitations, with respect to Class C Units owned by such Class C Member:
     (i) Limited Voting Rights. Class C Members shall be entitled to one vote per Class C Unit owned only with respect to (A) matters described in Sections 5.7(c) and 10.1 hereof or (B) any amendment to this Agreement requiring the consent of Class C Members under Section 8.1 hereof. Class C Members, as such, shall have no voting rights with respect to any other Company matter.
     (ii) Propose Amendments. Class C Members shall have no right to propose amendments to this Agreement;
      (iii) Director Nominations. Class C Members shall have no right to nominate candidates for Directors;

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     (iv) Call Meetings. Class C Members shall have no right to call a meeting of the Members;
     (v) Inspection Rights. Class C Members shall have no right to inspect Company books and records other than as may be required under the Act;
     (vi) Tax Matters Member. Class C Members shall not be eligible to be appointed as the Company’s Tax Matters Member pursuant to Section 7.4 hereof;
     (vii) Conversion Rights. Subject to the consent of the Board of Directors described in, and the limitations set forth in, paragraph (d) of this Section 6.2, a Class C Member that is the Record Holder of (A) three (3) or four (4) Units of any class may convert any Class C Units so owned into an equal number of Class B Units on the basis of one (1) Class C Unit in exchange for one (1) Class B Unit, or (B) at least five (5) Units of any class may convert any Class C Units so owned into an equal number of Class A Units on the basis of one (1) Class C Unit in exchange for one (1) Class A Unit, in each case at any time by delivering to the Company a written request, in such form as shall be acceptable to the Board of Directors;
     (viii) Transfer of Units. Class C Units shall only be subject to the limited requirements for transfer described in Section 9 relating to Class C Units; and
     (ix) Ownership Limitation. A Class C Member shall not be subject to any limitation on the percentage ownership of outstanding Units unless such Class C Member is also a Class A Member.
     (d) Limits on Record Holders. After the Effective Date, and subject to the limitations set forth elsewhere herein, the Company may issue additional Units of any class in exchange for Capital Contributions to the Company in amounts established from time to time by the Board of Directors or upon conversion of one class of Units into another class of Units as provided in this Section 6.2; provided, however, that the Company shall have no authority to issue additional Units, allow the conversion of Units of any class into Units of another class or allow any Transfer of Units (including a Permitted Transfer described in Section 9.2) if, as a result of such action, the number of Record Holders of Class A Units would be greater than 299 or the number of Record Holders of either Class B Units or Class C Units would be greater than 499. In no event shall any partial Units of any class be issuable or remain outstanding in connection with any issuance or conversion hereunder or otherwise. The approval of the Board of Directors required with respect to a conversion of Units from one class to another pursuant to Section 6.2(a)(vii), 6.2(b)(vii) or 6.2(c)(vii), as the case may be, shall only be withheld if the Board of Directors determines that such conversion would result in the number of Record Holders of any class of Units exceeding the limitations set forth in this Section 6.2(d).

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     6.3 Members.
     ~~6.2 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors.~~ (a) The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein. Upon the admission of a new or additional Member, the Membership Register shall be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.
     ~~6.3 Additional Members. No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit~~(b) The admission of any Person as a Member ~~in their sole discretion. Any such admission~~ must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company ~~such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member’s agreement to be bound by this Agreement. Upon the admission of a Member the Directors shall cause the Membership Register to be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.~~a signature page to this Agreement in the form of Exhibit “A” attached hereto and such other documents as may be required hereunder. In addition, no Person shall become a Class A Member (including for this purpose, any Person acquiring Units in a Permitted Transfer) without the prior approval of the Board of Directors and the Directors may refuse to admit any Person as a Class A Member in their sole discretion. The admission of a Person as a Class B Member or a Class C Member shall not require the approval of the Board.
     (c) Unless admitted as a Member, a Person acquiring Units from an existing Member will acquire only the Membership Economic Interest associated with such Units but will have no other rights of a Member hereunder or under the Act.
     (d) All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest.
     6.4 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
     6.5 Voting Rights of Members. The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.

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     6.6 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Class A Members representing an aggregate of not less than ~~thirty~~five percent (~~30~~5%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Class B Members representing an aggregate of not less than ten percent (10%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Class C Members may not demand that the Directors call a meeting of the Members at any time. Regular meetings of the Members shall be held not less than once per Fiscal Year.
     6.7 Conduct of Meetings. Subject to the discretion of the Directors, the Members ~~may~~entitled to participate in any meeting of the Members may do so by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
     6.8 Notice of Meetings; Waiver. Notice of ~~the~~each annual meeting, stating the place, day and hour of the meeting, shall be given to each Member, whether or not such Member is entitled to vote at such annual meeting, in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. Notice of any other meeting, stating the place, day and hour of the meeting, shall be given to each Member entitled to vote at such meeting in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.
     6.9 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests entitled to vote at the applicable meeting of the Members is required for the transaction of business at such a meeting ~~of the Members~~. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
     6.10 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement. Any action required or permitted to be taken at a meeting of the Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken and signed by the Members holding a majority of the Membership Voting Interests entitled to vote on the matter.
     6.11 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the ~~date on which notice of the meeting is mailed (or otherwise delivered) or~~Board of

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Directors may fix a record date, which record date shall not precede the date on which the resolution ~~declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members~~fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of Members, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining Members entitled to receive payment of any distribution or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.
     6.12 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.
     6.13 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
     6.14 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.
     6.15 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
     ~~6.16 Limitation on Ownership. Notwithstanding any other provision herein, no Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates.~~
SECTION 7. ACCOUNTING, BOOKS AND RECORDS
     7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be

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appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Class of Units of each Member and Assignee; (~~i~~ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.
     7.2 Delivery to Members and Inspection. Any Class A Member and any Class B Member or ~~its~~the designated representative of either such Member shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. Class C Members shall not have any of the rights of inspection or access provided hereunder, except to the extent required by the Act. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Class A Member or any Class B Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Class A Member and each Class B Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
     7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the

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Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).
     7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes, including any election under Section 754 of the Code, as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a ~~Person~~Class A Member to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law~~; provided, however, that the~~. No Class B Member or Class C Member, as such, shall be eligible to serve as a Tax Matters Member, unless such Person is also a Class A Member. The Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.
SECTION 8. AMENDMENTS
     8.1 Amendments.
     (a) Amendments to this Agreement may be proposed by (i) the Board of Directors, (ii) any Class A Member or (iii) Class B Members owning an aggregate of not less than ten percent (10%) of the then outstanding Class B Units. Class C Members may not propose amendments to this Agreement.
     (b) Provided that legal counsel for the Company shall have approved such proposed amendment as to form, the Board of Directors shall submit a verbatim statement of each duly proposed amendment to this Agreement to the Members entitled to vote thereon for approval along with the recommendation of the Board of Directors with respect to the proposed amendment.
     ~~8.1 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Member. Following such proposal, the Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. Except as otherwise provided under this Agreement~~(c) Except as provided below, a duly proposed amendment to this Agreement

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shall be adopted and be effective as an amendment ~~hereto only if approved by the number of votes~~upon approval thereof by the Membership Voting Interests represented by the Class A Units necessary to constitute ~~Member~~the action of the Class A Members as provided in Section 6.10 ~~herein~~hereof. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended ~~without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.~~in any manner that would:
     (i) alter the rights, privileges or obligations of the Members holding any class of Units without the consent of the Class A Members described above and the consent of the Members holding a majority of the Membership Voting Interests represented by such class of Units; or
     (ii) modify the limited liability of a Member, or alter the Membership Economic Interest of a Member, without the consent of each Member adversely affected thereby.
     (d) Each duly adopted Amendment to this Agreement (including the amendments to the First Amended and Restated Operating Agreement reflected in this Agreement) will be binding on all Members without the need for any signature or other acknowledgment of such amendment by or on behalf of any Member.
SECTION 9. TRANSFERS
     9.1 Transfers of Units.
     (a) No Member shall Transfer all or any portion of such Member’s Units except in compliance with the provisions of this Section 9 applicable to the class of Units such Member proposes to Transfer. Any purported Transfer of Units that is not permitted under this Section 9 shall be null and void and of no force or effect whatsoever.
     (b) Except for Permitted Transfers, all Transfers of Units shall require the prior approval of the Board of Directors which the Directors may grant or withhold in their sole discretion for any reason. All applications for the Transfer of Units, other than Permitted Transfers, shall be made by the proposed transferor and transferee of Units submitting an application for Transfer to the Board of Directors in such form as the Board determines to be appropriate from time to time. If the Board of Directors approves a Transfer, the Transfer will be recognized and effective as of the first day of the calendar month following the calendar month during which the Board of Directors approved the Transfer. Unless otherwise provided in its action to approve a Transfer, such approval of a Transfer shall also operate as the Board’s approval of the admission of the Transferee as a Member pursuant to Section 6.3(b) hereof.
     ~~9.1 Restrictions on Transfers. Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units.~~ (c) In the event that any Member ~~pledges or otherwise encumbers~~is allowed to pledge or otherwise encumber all or any part of its Units as security for the payment of a Debt, any such pledge or

35

hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the applicable terms and conditions of this Section 9. In the event such pledgee or secured party ~~becomes the Unit Holder hereunder pursuant to the exercise of~~exercises such party’s rights with respect to the pledged Units under such pledge or hypothecation agreement, such pledgee or secured party shall ~~be bound by all~~hold such Units subject to all applicable terms and conditions of this ~~Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.~~Agreement, including the provisions of Section 6.3 hereof relating to the admission of a Person as a Member of the Company.
     ~~9.2 Permitted Transfers. Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:~~
     ~~(a) at any time Transfer all or any portion of its Units:~~
     ~~(i) to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;~~
     ~~(ii) without consideration to or in trust for descendants or the spouse of a Member; and~~
     ~~(b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:~~
     ~~(i) to any Person approved by the Directors in writing,~~
     ~~(ii) to any other Member or to any Affiliate or Related Party of another Member; or~~
     ~~(iii) to any Affiliate or Related Party of the transferor.~~
     ~~Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer.”~~
     ~~9.3 Conditions Precedent to Transfers. In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:~~
     ~~(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company.~~

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~~In all cases, the transferor and/or transferee~~(d) In all cases, including Permitted Transfers, the parties to a Transfer of Units shall pay all reasonable costs and expenses ~~connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such~~incurred by the Company in connection with the Transfer of Units, including but not limited to, legal fees and costs.
     ~~(b) The~~(e) In all cases, including Permitted Transfers, the transferor and transferee of Units shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably ~~necessary~~requested by the Board of Directors to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.
     ~~(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall~~(f) In all cases, including Permitted Transfers, the Company may require any transferor of Units to provide an opinion of counsel~~, which opinion and counsel shall be~~ reasonably satisfactory to the ~~Directors,~~Company to the effect that such Transfer complies with or is exempt from ~~all applicable~~any registration requirements ~~and that such Transfer will not violate any applicable laws regulating the Transfer of securities.~~under applicable federal or state securities laws.
     ~~(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.~~
     ~~(e) Unless otherwise approved by the Directors and Members representing in the aggregate a 75% super majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate~~

37

~~Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).~~
     ~~(f) No notice or request initiating the procedures contemplated by Section may be given by any Member~~
     (g) No Transfer of any Units will be allowed after a Dissolution Event has occurred. ~~No Member may sell all or any portion of its Units after a Dissolution Event has occurred.~~
     ~~(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code. The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).~~
     9.2 Permitted Transfers.
     (a) Subject to the conditions and restrictions set forth in Section 6.2(d) regarding the number of Record Holders allowed with respect to any class of Units, a Member holding any class of Units may, at any time, Transfer all or any portion of such Member’s Units:
     (i) to the Member’s administrator, executor or guardian to whom such Units are transferred involuntarily by operation of law or judicial decree;
     (ii) without consideration to a Related Party or an Affiliate of the Member or to a trust established for the benefit of any Related Party of the Member;
     (iii) to any other Member; or
     (iv) to any Person if the Units to be Transferred are Class B Units or Class C Units.
     Each Transfer described in this Section 9.2(a) shall be a “Permitted Transfer.”
     (b) The Company shall recognize a Permitted Transfer of Units on the first day of the calendar month following the calendar month during which written notice of such Transfer is provided to the Secretary of the Company by the transferring Member (or such Member’s administrator, executor or guardian in the case of a Permitted Transfer pursuant to paragraph (a)(i) hereof along with evidence in form and substance satisfactory to counsel to the Company of such administrator’s, executor’s or guardian’s authority); provided, in each case, such written notice is delivered not later than five (5)

38

business days prior thereto. Notwithstanding the foregoing, the Company may defer a Permitted Transfer to the extent reasonably necessary to (i) prevent the termination of the Company within the meaning of Section 708 of the Code, (ii) avoid the Company being treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code or otherwise affecting the status of the Company as a partnership for income tax purposes or (iii) cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company (each a “Deferral Event”). If a Transfer of Units is so delayed, the Company will recognize and allow such Transfer on the first practicable date on which such Transfer can be made, in the opinion of Company counsel, without causing a Deferral Event.
     9.3 ~~9.4 Prohibited Transfers. Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company.~~ Prohibited Transfers. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section~~,~~ 9, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby. The Company shall have the right to retain distributions otherwise payable with respect to any Units which are Transferred, or attempted to be Transferred, in order to recover any such damages.
     9.4 ~~9.5~~ No Dissolution or Termination. The ~~transfer~~Transfer of a Membership Interest pursuant to the terms of this ~~Article~~Section 9 shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
     ~~9.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.~~
     ~~9.7 Rights of Unadmitted Assignees. A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.8 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In~~

39

 ~~addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.~~
      ~~9.8 Admission of Substituted Members. As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.~~
      ~~9.9 Representations Regarding Transfers.~~
      ~~(a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.~~
      ~~(b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this~~

40

~~Agreement, the Articles, or any other document or instrument evidencing ownership of Units:~~
      ~~THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER. THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.~~
     9.5 ~~9.10~~ Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions payable in connection with any Transferred Units shall be made to the holder of the Transferred Units on the record date of such distribution (as determined in accordance with Section 6.11) such that any distribution with a record date on or before the date of such Transfer shall be made to the transferor, and ~~all distributions~~any distribution with a record date thereafter shall be made to the transferee. ~~Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year.~~ Neither the Company nor any ~~Member~~Director shall incur any liability for making allocations and distributions in accordance with the provisions of this Section ~~9.10,~~9.5, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.
      ~~9.11 Additional Members. Additional Members may be admitted from time to time upon the approval of the Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of~~

41

~~this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.~~
     9.6 Restrictive Legend. Each Member agrees that a legend in substantially the form set forth below, as the same may be amended by the Directors in their sole discretion, may be placed on any certificate or other document or instrument evidencing the ownership of Units:
THE TRANSFERABILITY OF THE UNITS IN SIOUXLAND ETHANOL, LLC REPRESENTED HEREBY IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, NOR WILL ANY PURCHASER, ASSIGNEE, PLEDGEE OR TRANSFEREE BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSE, UNLESS AND TO THE EXTENT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF SIOUXLAND ETHANOL LLC.
SECTION 10. DISSOLUTION AND WINDING UP
     10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) ~~The~~the affirmative vote of ~~a 75% super majority in interest of the Membership Voting Interests~~the Members holding at least seventy five percent (75%) of the then outstanding Units of all classes, voting together as a single class, to dissolve, wind up, and liquidate the Company; or (ii) ~~The~~the entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.
     10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent

42

otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.
     10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.
     10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
     10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
     10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits,

43

Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.
     10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
     10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.
     10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.
SECTION 11. MISCELLANEOUS
     11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address ~~set forth~~ on record with the Company; (c) If to a Member, either to the address ~~set forth in Section 2.1 hereof~~on record with the Company or to such other address that has been provided in writing to the Company.
     11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

44

     11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
     11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
     11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
     11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
     11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.
     11.8 Governing Law. The laws of the State of Nebraska shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
     11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
     11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
     11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

45

     IN WITNESS WHEREOF, the parties have executed and entered into this Second Amended and Restated Operating Agreement of the Company as of the date first set forth above.

COMPANY: SIOUXLAND ETHANOL, LLC
By:	~~/s/ Tom Lynch~~
~~Tom Lynch~~
~~Its: Chairman~~ Charles Hofland, President and Chief Executive Officer

46

EXHIBIT “A”
~~INITIAL MEMBERSHIP LIST~~

~~INITIAL CAPITAL~~
~~NAME OF INITIAL MEMBERS~~	~~UNITS~~	~~CONTRIBUTION~~

~~Tom Lynch~~	~~4~~	~~$~~	~~20,000~~
~~Earl and Pam Miller~~	~~4~~	~~$~~	~~20,000~~
~~Kirkholm Farms Partnership~~	~~8~~	~~$~~	~~40,000~~
~~John F. and Myra A. Kingsbury~~	~~8~~	~~$~~	~~40,000~~
~~Douglas R. and Betty J. Garwood~~	~~6~~	~~$~~	~~30,000~~
~~Shen-Dae-Man, LLC~~	~~20~~	~~$~~	~~100,000~~
~~Donald M. and Kathryn A. Meisner~~	~~7~~	~~$~~	~~35,000~~
~~Ronald and Sandra Wetherell~~	~~10~~	~~$~~	~~50,000~~
~~Darrell and Doris Downs~~	~~4~~	~~$~~	~~20,000~~
~~Jim Warner~~	~~2~~	~~$~~	~~10,000~~
~~Matthew Sederstrom~~	~~4~~	~~$~~	~~20,000~~
~~Larry D. and Janice M. Clark~~	~~4~~	~~$~~	~~20,000~~
~~Wills One, LLC~~	~~8~~	~~$~~	~~40,000~~
~~Mark R. Peterson~~	~~10~~	~~$~~	~~50,000~~
~~Craig and Terry Ebberson~~	~~8~~	~~$~~	~~40,000~~
~~Chuck and Sandra Beerman~~	~~4~~	~~$~~	~~20,000~~
~~Julie and David Lazure~~	~~4~~	~~$~~	~~20,000~~
~~Leonard P. Gill~~	~~4~~	~~$~~	~~20,000~~
~~Thomas M. and Mary Kay Donlan~~	~~4~~	~~$~~	~~20,000~~
~~Rod F. Lammers~~	~~4~~	~~$~~	~~20,000~~
~~Robert E. and Katherine Brummels~~	~~4~~	~~$~~	~~20,000~~

47

~~INITIAL CAPITAL~~
~~NAME OF INITIAL MEMBERS~~	~~UNITS~~	~~CONTRIBUTION~~

~~Todd and Pam Wetherell~~	~~4~~	~~$~~	~~20,000~~
~~David A. and Connie K. Ladwig~~	~~6~~	~~$~~	~~30,000~~
~~Robert G. and Pamela K. Curry~~	~~4~~	~~$~~	~~20,000~~
~~Garry A. Barbara A. Bauman~~	4	~~$~~	~~20,000~~
~~David M. Armstrong~~	~~4~~	~~$~~	~~20,000~~
~~William L. Riechers~~	~~4~~	~~$~~	~~20,000~~
~~Mark Rames~~	~~4~~	~~$~~	~~20,000~~
~~Joe and Millie Gill~~	~~4~~	~~$~~	~~20,000~~
~~Rick Sebade~~	~~4~~	~~$~~	~~20,000~~
~~Patrick B. and Freda P. Maguire~~	~~4~~	~~$~~	~~20,000~~
~~Craig J. and Christine E. Struve~~	~~4~~	~~$~~	~~20,000~~
~~Ross G. and Linda M. Harden~~	~~4~~	~~$~~	~~20,000~~
~~Scott T. and Carol L. Garwood~~	~~6~~	~~$~~	~~30,000~~
~~Bousquet Dairy~~	~~4~~	~~$~~	~~20,000~~
~~Leslie A. Bebee~~	~~4~~	~~$~~	~~20,000~~

~~TOTAL:~~	~~195~~	~~$~~	~~975,000~~

 ~~EXHIBIT “B”~~
~~INITIAL BOARD OF DIRECTORS~~

~~INITIAL BOARD OF DIRECTORS~~	~~ADDRESSES OF INITIAL BOARD OF DIRECTORS~~

~~Tom Lynch, President~~ 	~~1221 Monona Blvd., Jackson, NE 68743~~
~~Pam Miller, Vice-President~~ 	~~414 Howard Street, Homer, NE 68030~~
~~Nancy Kirkholm, Secretary~~ 	~~831 137th Street, South Sioux City, NE 68776~~
~~John Kingsbury, Treasurer~~ 	~~PO Box 570, Ponca, NE 68770~~
~~Doug Garwood, Registered Agent~~ 	~~520 Timberline Drive, South Sioux City, NE 68776~~
~~Shennen Saltzman~~ 	~~PO Box 3085, Sioux City, IA 51102~~
~~Don ‘Skip’ Meisner~~ 	~~3116 Everett Street, Sioux City, IA 51106~~
~~Ronald Wetherell~~ 	~~PO Box 188, Cleghorn, IA 51014~~
~~Darrell Downs~~ 	~~PO Box 103, Marcus, IA 51035~~
~~Craig Ebberson~~ 	~~56521 870th Road, Belden, NE 68716~~

48

~~INITIAL BOARD OF DIRECTORS~~	~~ADDRESSES OF INITIAL BOARD OF DIRECTORS~~
~~Mark Peterson~~ 	~~891 Two Rivers Drive, Ste. 100, Dakota Dunes, SD 57049~~
~~Bill Riechers~~ 	~~504 Astrachan, Volga, SD 57071~~
~~Matt Sederstrom~~ 	~~1005 Boxelder Avenue, Marshall, MN 56258~~
~~EXHIBIT “C”~~
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
SECOND AMENDED AND RESTATED
OPERATING AGREEMENT OF
SIOUXLAND ETHANOL, LLC
     The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in Siouxland Ethanol, LLC, has received a copy of the Second Amended and Restated Operating Agreement, dated ~~February 24, 2005,~~          , 2009, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Second Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Second Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Second Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Second Amended and Restated Operating Agreement from and after the date of execution hereof.

INDIVIDUALS:	ENTITIES:

Name of Individual Member	Name of Entity (Please Print)
(Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member	Signature of Officer
(Please Print)

Signature of Joint Individual Member

49

Agreed and accepted on behalf of the
Company and its Members:

SIOUXLAND ETHANOL, LLC
By:
Its:

50

EXHIBIT C
ANNUAL REPORT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-K

☑	Annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934

for the fiscal year ended September 30, 2008.

☐	Transition report under Section 13 or 15(d) of the Exchange Act.
Commission file number: 000-52420
SIOUXLAND ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Nebraska	22-3902184
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)
1501 Knox Boulevard
Jackson, NE 68743
(Address of principal executive offices)
(402) 632-2676
(Issuer’s telephone number)
Securities registered pursuant to Section 12(b) of the Exchange Act: None
Securities registered pursuant to Section 12(g) of the Exchange Act:
Limited Liability Company Membership Units
Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ Yes       ☑ No
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. ☐ Yes       ☑ No
Indicate by check mark whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☑ Yes       ☐ No
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this
Form 10-K or any amendment to this Form 10-K. ☑
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☑
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes       ☑ No
As of March 31, 2008, the aggregate market value of the membership units held by non-affiliates (computed by reference to the average asked price of such membership units as of such date) was $33,140,000.
DOCUMENTS INCORPORATED BY REFERENCE
Portions of the Registrant’s Proxy Statement pertaining to its 2009 Annual Members’ Meeting are incorporated by reference into Part III hereof.

Information Regarding Forward Looking Statements
          This report contains historical information, as well as forward-looking statements. These forward-looking statements include any statements that involve known and unknown risks and relate to future events and our expectations regarding future performance or conditions. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements, and others we make from time to time, are subject to a number of risks and uncertainties. Many factors could cause actual results to differ materially from those projected in forward-looking statements. While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include, but are not limited to:
•	Changes in the availability and costs of products and raw materials, particularly corn and natural gas;

•	Projected growth, overcapacity or increased competition in the ethanol market in which we operate;

•	Fluctuations in the price and market for ethanol and distillers grains;

•	Financial impact of our hedging strategies:

ii

•	Our ability to market and our reliance on third parties to market our products;

•	Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;

•	Changes in our development plans for expanding, maintaining or contracting our presence in the market in which we operate;

•	Changes in interest rates and the availability of credit to support capital improvements, development, expansion and operations;

•	Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices;

•	Market perception of the ethanol industry;

•	Fluctuations in U.S. oil consumption and petroleum prices;

•	The availability and adequacy of our cash flow to meet our requirements;

•	Competition from alternative fuels and alternative fuel additives;

•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

•	Lack of transport, storage and blending infrastructure preventing ethanol from reaching high demand markets;

•	Costs of construction and equipment;

•	The loss of, or inability to obtain any license or permit;

•	Our liability resulting from litigation;

•	The loss of available loan funding from our lenders;

•	Changes and advances in ethanol production and technology; and

•	Other factors described elsewhere in this report.
          The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We do not undertake any duty to update forward-looking statements after the date they are made or to conform them to actual results or to changes in circumstances or expectations. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.
          All references to “we,” “us,” “our” and the “Company” in this report refer to Siouxland Ethanol, LLC.

iii

PART I
Item 1. BUSINESS.
          Siouxland Ethanol, LLC is a Nebraska limited liability company that was formed on August 12, 2004 for the purpose of constructing and operating a dry mill corn-based ethanol plant near Jackson, Nebraska with a stated capacity to produce 50 million gallons of denatured fuel grade ethanol and 160,000 tons of dried distillers grains per year. The total cost to complete the construction of our ethanol plant and the associated infrastructure, including land acquisition and development and various start-up expenses was approximately $80 million. We began commercial production of ethanol and distillers grains at the plant in late May 2007. Prior to that time, we were a development stage company.
Principal Products
          The principal product we produce is denatured ethanol to be used as a motor fuel. Ethanol, or ethyl alcohol, is a clear liquid produced by the fermentation of sugars found in grains and other biomass. While ethanol can be produced from a number of different types of grains as well as from sugar and various agricultural waste products, we produce ethanol from corn. Corn produces large quantities of carbohydrates, which convert into sugars more easily than most other kinds of biomass.
          In addition to ethanol, we produce distillers grains at our plant as a co-product of ethanol production. Distillers grains are used as a high protein, high-energy animal feed supplement and are marketed primarily to livestock feeders. Proteins in distillers grains are more digestible to cattle than certain other feed supplements and promote higher lactation in milk cows and greater weight gain in beef cattle. We produce both distillers dried grains with solubles (“DDGS”) and modified wet distillers grains with solubles (“MWDGS”) at our plant. The difference between DDGS and MWDGS is the moisture content and shelf life. MWDGS are dried to approximately 55% moisture. Although MWDGS require less drying, they have a shelf life of approximately ten days. DDGS are dried to 10% to 12% moisture and, as a result, have a much longer shelf life. The ratio of DDGS and MWDGS produced at the plant during fiscal 2008 was approximately 22% DDGS and 78% MWDGS.
          In May 2008, the Company entered into a contract for the design and installation of a corn oil extraction system at the Company’s ethanol facility. The extraction system will allow the Company to produce approximately 1.0 million gallons of corn oil per year and is expected to be fully operational early in calendar year 2009. In December 2008, the Company began extracting corn oil using temporary equipment.
Markets and Distribution
          The principal end users of the ethanol produced at our plant are refiners and blenders of gasoline. However, rather than market directly to these end users, we market all of the ethanol produced at our plant through an ethanol marketing agreement with Archer Daniels Midland Co. (“ADM”). Because we market our ethanol production in this manner, we do not need to maintain an internal sales organization. Pursuant to our agreement with ADM, we will provide ADM between 40 and 60 million gallons of ethanol per year. If we produce more than 60 million gallons of ethanol in a year, we may sell the excess to a third party with ADM’s prior written consent. Alternatively, if we do not produce the minimum amount of 40 million gallons of ethanol, ADM may purchase ethanol elsewhere to cover the shortfall and charge us for any resulting excess costs or expenses it incurs. ADM pays us the amount it receives from its customers, less distribution expenses and a marketing fee, which is a percentage of the final average net ethanol selling price. The initial term of the Ethanol Marketing Agreement runs for two years from the date we first began ethanol production, which was May 2007. After that, it will automatically renew for successive one-year terms unless terminated by either party upon six months written notice, by mutual agreement, or for cause.
          The principal end users of the dried distillers grains produced at our plant are livestock feeding operations. We are a party to a Distillers Grains Marketing Agreement with CHS, Inc. (“CHS”) under which CHS markets all of the DDGS we produce at our ethanol plant, except any DDGS that we may market at our ethanol plant to any person within a 60 mile radius of Jackson, Nebraska without the payment of any commission, cost penalty or fee. We

1

receive a price equal to 98% of the amount CHS receives from its buyers, less freight costs, subject to a minimum commission of $1.50 per ton. The agreement imposes quality standards on our DDGS. The agreement with CHS will continue until terminated by either party upon written notice. We sell the MWDGS produced at our plant to end users in the local market at contracted or current market prices. However, if local markets do not supply competitive prices, we may market MWDGS through CHS.
          Beginning in December 2008, corn oil produced at the plant is currently being sold to local buyers at current market prices. The Company has an agreement with a to-be-developed biodiesel facility under which approximately 50% of the Company’s estimated annual corn oil production would be sold. The agreement is subject to a number of contingencies, including the construction of the biodiesel facility, which has not yet commenced.
Ethanol Demand and Supply
          Fuel ethanol is blended into gasoline which allows refiners to expand the volume of fuel available for sale. Approximately 6.5 billion gallons of fuel ethanol were sold in the United States in 2007 and it is expected that approximately 9 billion gallons of fuel ethanol will be sold in the United States during 2008. Although most ethanol is blended for use in conventional gasoline engines, which generally are limited to a blend of 10% ethanol, there is also demand for ethanol in higher concentration blends such as E85, which is a blend of 85% ethanol and 15% unleaded gasoline. The number of vehicles that can use higher percentage blends of ethanol, such as E85, and the number of service stations selling these products, is expected to continue to grow. In addition to a motor fuel, ethanol can also be used as an aviation fuel and as a hydrogen source for fuel cells.
          Not only does ethanol replace a portion of the volume of gasoline used for motor fuel, it also acts as a high-quality octane enhancer and an oxygenate, capable of reducing air pollution and improving automobile performance. Ethanol is a replacement for methyl tertiary-butyl ether (“MTBE”), which has been used as an oxygenate for gasoline. While the Energy Policy Act eliminated the Clean Air Act’s 2% oxygenate requirement for reformulated gasoline, the Clean Air Act still contains an oxygenated fuel requirement for areas classified as carbon monoxide non-attainment areas. These areas are required to establish an oxygenated fuels program for a period of no less than three months each winter. The minimum oxygenate requirement for gasoline sold in these areas is 2.7% by weight which is the equivalent of 7.7% ethanol by volume in a gasoline blend. In addition, there has been significant concern regarding the contamination of groundwater by MTBE resulting in a number of lawsuits. While the Energy Policy Act did not impose a national ban of MTBE, it did not include liability protection for manufacturers or users of MTBE. As a result, most refiners have elected to switch to ethanol rather than MTBE as an oxygenate for gasoline.
          Although overall demand for ethanol as a motor fuel is expected to continue to increase over the long term, the demand for ethanol, and its market price, is subject to a number of factors, including those affecting the demand for petroleum, gasoline and other fuel additives, as well as general economic conditions. An important demand driver for ethanol is the price of ethanol compared with regular unleaded gasoline. Since 2005, ethanol has traded as a commodity on the Chicago Board of Trade. Historically, the price of ethanol did not correlate with the price of corn or other inputs used in the manufacture of ethanol. However, more recently it appears the price of ethanol is fluctuating with the price of corn. In addition, ample ethanol supplies due to increased production capacities have tended to put downward pressure on ethanol prices. These factors can result in significant short-term fluctuations in ethanol prices and demand, and will also affect the long-term demand for, and price of ethanol. During the second half of 2008, the price of ethanol fell significantly along with decreases in the price of gasoline.
          A key demand driver for ethanol in the United States is the federally-mandated Renewable Fuels Standard (the “RFS”) that was originally established in the Energy Policy Act of 2005 (the “2005 Energy Act”) and recently amended by the Energy Independence and Security Act of 2007 (the “2007 EIS Act”). In addition, the Volumetric Ethanol Excise Tax Credit (“VEETC”) provides gasoline refiners, blenders and importers a federal tax credit for each gallon of ethanol blended by them for consumption in the U.S. These federal programs are described more fully under the heading “Federal Ethanol Support Programs,” below. In addition, several states require that ethanol be blended with all gasoline sold in those states.
          According to the Renewable Fuels Association, as of November 2008, there were approximately 180 ethanol plants in operation in the United States with the capacity to produce more than 11.1 billion gallons of ethanol annually. An additional 21 plants are currently under construction and are expected to add an estimated 1.6 billion gallons of additional annual production capacity in the next 12 to 18 months. In addition, foreign

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manufacturers may sell ethanol into the U.S. domestic market, but are subject to tariffs. As a result, the supply of ethanol available as a motor fuel additive is also expected to increase and it is possible that the available supply will grow faster than the demand for ethanol.
Federal Ethanol Support Programs
          There are several federal programs designed to provide additional economic incentives for the production of fuel ethanol in the United States. The 2005 Energy Act created a RFS which requires gasoline refiners, blenders and importers (“Obligated Parties”) to use 4 billion gallons of renewable fuels in 2006, increasing to 10 billion gallons by 2012. The 2007 EIS Act increased the RFS to 9 billion in 2008 and increasing to 36 billion gallons by 2022, including advanced and cellulosic biofuels and biomass-based diesel. Obligated Parties are required to demonstrate compliance with the RFS program by acquiring sufficient Renewable Identification Numbers (“RINs”), the unique numbers assigned to every batch of renewable fuels by its producer, to show that the required volume of renewable fuel was incorporated into gasoline. The RFS system will be enforced through a system of registration, record keeping and reporting requirements for Obligated Parties, renewable fuels producers, as well as any party that procures or trades RINs. Violations of the RFS program may subject Obligated Parties to civil penalties for each day of each violation.
          In addition to the federal renewable fuel standard, the federal government and various state governments have created incentive programs to encourage ethanol production and to enable ethanol-blended fuel to compete in domestic fuel markets with gasoline blended with MTBE. State incentive programs include production payments and income tax credits. Some of the federal tax supports for ethanol consist of the following:
•	Volumetric Ethanol Excise Tax Credit. On January 1, 2005, the Volumetric Ethanol Excise Tax Credit (“VEETC”) of $0.51 per gallon went into effect. The Food, Conservation, and Energy Act of 2008 (the “2008 Farm Bill”) reduced the VEETC to $0.45 per gallon beginning January 1, 2009. The VEETC is available on all ethanol blended with all gasoline, diesel and ethyl tertiary butyl ether, including ethanol in E-85. The VEETC is scheduled to expire on December 31, 2010.

•	Small Ethanol Producer Tax Credit. Small ethanol producers are allowed an income tax credit equal to 10 cents per gallon on up to 15 million gallons of ethanol production annually. The tax credit is capped at $1.5 million per year per producer. Historically, a small ethanol producer was one with the capacity to produce up to 30 million gallons per annum. Under the 2005 Energy Act, the size limitation on the production capacity for small ethanol producers was increased from 30 million to 60 million gallons per year. This credit expires on December 31, 2010.

•	Other Tax Credits. The 2005 Energy Act created a new tax credit that permits taxpayers to claim a 30% credit (up to $30,000) for the cost of installing clean-fuel vehicle refueling equipment, such as an E85 fuel pump, to be used in a trade or business of the taxpayer or installed at the principal residence of the taxpayer. Under the provision, clean fuels are any fuel of which at least 85% of the volume consists of ethanol, natural gas, compressed natural gas, liquefied natural gas, liquefied petroleum gas, and hydrogen and any mixture of diesel fuel and biodiesel containing at least 20% biodiesel. The provision is effective for equipment placed in service after December 31, 2005, and before January 1, 2010.
          There can be no assurance that these tax incentives will positively affect the demand for ethanol or that the federal government will continue to provide such supports to the ethanol industry or continue them at their current levels. The elimination or reduction of any of these federal ethanol supports may reduce ethanol demand or reduce the margins available to us when we sell our ethanol production. Other types of federal supports, designed to stimulate the production of ethanol for non-grain feed stocks or tax credits for reductions of greenhouse gases, have been proposed and may be enacted in the future. However, there can be no assurance that any additional federal supports or incentives for ethanol production will be enacted.
Competition
          The fuel ethanol industry is characterized by a large number of small participants all producing a commodity product that cannot be differentiated from the product of any other market participant. There are currently approximately 180 fuel ethanol plants in the United States with a combined capacity of approximately 11.1 billion gallons per year. An additional 21 plants with a total capacity of 1.6 billion gallons per year are under

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construction. Individual producers have capacities ranging from less than 500,000 gallons per year to over 1.0 billion gallons per year. The largest ethanol producers include POET, Archer Daniels Midland and VeraSun Energy Corporation. We may also compete with foreign ethanol producers, many of which have lower production costs than domestic ethanol producers. Additional ethanol producers are expected to continue to enter the market if the demand for ethanol continues to increase. We plan to compete with other ethanol producers primarily on the basis of price by being an efficient and low cost producer. However, there is no assurance that we will be able to produce ethanol at a lower overall price than competitors or that new technologies or methods of ethanol production will not be developed that allow competitors to produce ethanol less expensively than us.
          Ethanol also competes with other fuels and fuel additives. In particular, as a fuel additive and gasoline oxygenate, ethanol competes with alternative chemicals such as MTBE and ETBE. These alternative gasoline oxygenates are generally less expensive than ethanol and, in the case of ETBE, may be transported by pipeline and held in storage tanks due to its low affinity for water.
          Alternative fuels and alternative ethanol production methods are continually under development. The major oil companies have significantly greater resources than we have to develop alternative products and to influence legislation and public perception of ethanol. New ethanol products or methods of ethanol production developed by larger and better-financed competitors could provide them competitive advantages and harm our business.
          We also face competition in connection with the sale of distillers grains. The principal end users of the dried distillers grains produced at our plant are livestock feeding operations. We compete with other ethanol plants and other sources of distillers grains as well as with other types of livestock feed. As domestic ethanol production increases, the amount of distillers grains entering the market is also expected to increase and may reach the point of market saturation.
Corn Feedstock
          Our plant requires approximately 19 million bushels of corn per year for our dry milling process. In general, we obtain corn primarily from a six county area around the site of our plant and expect corn production in this area to be adequate for our needs. We maintain ongoing business relationships with local farmers and grain elevators to acquire the corn we need for the plant. We compete with other users of corn in the area including other producers of ethanol, livestock feeders and corn processing companies. The availability of corn, and the price at which we are able to purchase corn, depends on prevailing market conditions, which can be volatile. There can be no assurance that a corn shortage will not develop, particularly if there are other ethanol plants competing for corn, an extended drought or other production problems. Because the market price of ethanol historically has not necessarily tied to grain prices, ethanol producers are generally not able to compensate for increases in the cost of grain feedstock through adjustments in prices charged for their ethanol. Therefore, it can be expected that the profitability of ethanol production will be reduced during periods of high grain prices if unleaded gasoline prices do not correlate with increased grain prices.
          Our grain procurement manager is charged with ensuring a consistent scheduling of corn deliveries to our plant and uses forward contracting and hedging strategies, including derivative instruments such as futures and option contracts, to manage our commodity risk exposure. We anticipate that most of our grain will be acquired in this manner. Forward contracts allow us to purchase corn for future delivery at fixed prices without using the futures market. The corn futures market allows us to trade in standard units of corn for delivery at specific times in the future. Option contracts consist of call options (options to purchase a fixed amount of a commodity) and put options (options to sell a fixed amount of a commodity). We expect to use a combination of these derivative instruments in our hedging strategies to help guard against corn price volatility. In October 2006, we obtained a $3.5 million revolving term note which we use to finance hedging activities with respect to corn. Hedging means protecting the price at which we buy corn and the price at which we will sell our products in the future. It is a way to attempt to reduce the risk caused by price fluctuations. The effectiveness of our hedging activities depends on, among other things, the cost of corn and our ability to sell enough ethanol and distillers grains to use all of the corn subject to futures and option contracts we have purchased as part of our hedging strategy. Although we will attempt to link hedging activities to sales plans and pricing activities, such hedging activities themselves can result in costs

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because price movements in corn contracts are highly volatile and are influenced by many factors that are beyond our control. We may incur such costs and they may be significant.
Utilities
          Our ethanol plant requires a significant and uninterrupted supply of electricity, natural gas and water to operate. We have entered into agreements with gas and electric utilities to provide our needed energy. There can be no assurance that those utilities will be able to reliably supply the gas and electricity that we need. If there is an interruption in the supply of energy or water for any reason, such as supply, delivery or mechanical problems, we may be required to halt production. If production is halted for an extended period of time, our financial performance may suffer.
          Natural Gas. Our plant produces steam from its own boiler system and dries the distillers dried grains via a direct gas-fired dryer. The plant requires a natural gas supply of approximately 4,000 Million British Thermal Units (“MMBtu”) per day when drying. If the direct gas-fired dryer operates 100% of the time for an entire year, the plant could consume approximately 1,400,000 MMBtu per year. Natural gas is the second largest component of our production costs. As a result, fluctuations in the price of natural gas prices can significantly affect the profitability of our operations. We purchase natural gas from various venders and have a natural gas throughput agreement with Northern Natural Gas Company of Omaha, Nebraska (“Northern”) to provide us with natural gas transportation through a dedicated pipeline. Under this natural gas throughput service agreement, we pay Northern a monthly fee for the natural gas transportation, and a commodity rate equal to the maximum rate provided for in Northern’s Federal Energy Regulatory Commission (“FERC”) gas tariff. Our agreement with Northern runs through February 2017. We are also required to maintain a $1,078,000 letter of credit in favor of Northern to which we provided in lieu of a construction security deposit and a reservation fee.
          Beginning in December 2007, we obtained a portion of the gas needed to operate our plant from a nearby landfill pursuant to a Landfill Gas Purchase and Sale Agreement with L.P. Gill, Inc. (“L.P. Gill”). During the last three quarters of fiscal 2008, this gas accounted for approximately 9% of our total gas usage. Pursuant to this agreement, we are required to purchase all of the methane gas extracted by L.P. Gill from its landfill. We pay L.P. Gill for each MMBtu provided to the plant at a price set forth in the contract. During fiscal 2008, the average price we paid for this landfill gas was $5.77 per MMBtu. This compared to an average price of $9.57 per MMBtu for natural gas purchased in the same period. L.P. Gill is required to operate, maintain and repair all equipment used to extract, capture, handle, store and/or transport the landfill gas to our site. We are required to maintain the equipment and systems required for the combustion of landfill gas in our plant. As part of the agreement, L.P. Gill will reimburse us for up to $400,000 of expenses we incurred for the design and installation of equipment necessary for the combustion of the landfill gas at the ethanol plant. Such reimbursement must be paid by L.P. Gill prior to the end of 2012. During fiscal 2008, we recorded a long-term receivable for the present value of the $400,000 due from L.P.. The agreement with L.P. Gill runs through 2022, but is subject to early termination by either party after a period of thirty days following the occurrence of certain events set forth in the contract.
          Electricity. Our ethanol plant requires approximately 4.0 million kilowatts of electricity at peak demand. On February 2, 2007, we entered into a Power Purchase Agreement with Northeast Nebraska Public Power District (“NNPPD”) under which NNPPD provides electrical power to the plant. Electrical power is purchased according to NNPPD’s rate schedules, as adjusted by NNPPD from time to time, and may include minimum monthly billing amounts. We may also be billed for a proportionate amount of high-voltage transmission demand charges that NNPPD incurs. We maintain an irrevocable standby bank letter of credit in favor of NNPPD in the amount of $225,000 in lieu of maintaining a security deposit equal to 1.5 month’s average usage. Also, we were required to contribute approximately $719,000 to the construction of an electrical distribution substation to supply power to the plant. NNPPD is obligated to use reasonable diligence to provide electrical service to the plant, but does not guarantee uninterrupted service. We have agreed that our service may be curtailed in the event of failures, overloading and other problems with NNPPD’s system in order to allow it to serve the general welfare of its customers.
          Water. The production of ethanol requires a significant amount of water. While much of the water used in an ethanol plant is recycled back into the process, certain areas of production require fresh water. Those areas include boiler makeup water and cooling tower water. Boiler makeup water is treated on-site to minimize all

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elements that will harm the boiler and recycled water cannot be used for this process. Cooling tower water is deemed non-contact water because it does not come in contact with the mash, and, therefore, can be regenerated back into the cooling tower process. The makeup water requirements for the cooling tower are primarily a result of evaporation. In order to meet this demand for water, we have installed two 900 gallon per minute wells at the site to handle our water needs. Soil borings performed at the plant location indicate the presence of an adequate water supply.
          Recycling water back into the process also reduces the amount of discharge water and wastewater treatment costs. Our plant design incorporates the ICM/Phoenix Bio-Methanator wastewater treatment process resulting in a zero discharge of plant process water.
          On September 26, 2006, we entered into an Equipment and Services Agreement with U.S. Water Services of Cambridge, Minnesota (“USWS”) under which USWS installed certain water treatment equipment at our ethanol plant and provides chemicals and ongoing support and services for the water treatment equipment. The chemical and servicing provisions of our agreement with USWS have an initial term expiring in 2010 and are renewable for additional one-year terms. We pay USWS a monthly fee for necessary chemicals and support services. An additional initial payment of $22,000 was made to USWS for one-time use chemicals and laboratory equipment. For every one million gallons per year of ethanol production in excess of 50 million, we will pay USWS approximately $2,250 per year. If this agreement is renewed, prices are subject to increase.
Transportation
          Unlike gasoline and diesel fuel, ethanol cannot currently be transported by pipeline because ethanol can be easily contaminated by water present in the pipelines. Water dilutes ethanol and creates significant quality control issues. Therefore, ethanol must be shipped by rail or by truck. We transport our ethanol primarily by rail. On November 11, 2006, we entered into a Rail Service and Construction Agreement with Nebraska Northeastern Railroad (the “Railroad”) pursuant to which the Railroad provides rail service to our ethanol plant in Jackson, Nebraska. Pursuant to this agreement, we were responsible for the construction of a sidetrack running from the Railroad’s mainline to the entrance to our plant and of the tracks inside the plant yard. We have guaranteed a minimum of 1,500 railcars per year to the plant for the first five years after completion of our ethanol plant. The Railroad leases the sidetrack to us at no additional cost for our non-exclusive use. Any use by the Railroad of the sidetrack for other customers may not unreasonably interfere with our use of the sidetrack. We are required to maintain the sidetrack and the rails inside our plant yard at our own expense. If, after five years, the Railroad determines that there is insufficient rail traffic to our plant, it may require the payment of an annual continuation charge in order to keep the sidetrack in place.
          On December 7, 2006, we entered into two Railroad Car Lease Agreements (the “Car Leases”) with Trinity Industries Leasing Company (“Trinity”), pursuant to which we agreed to lease a total of 50 hopper cars that we use to transport commodities to and from our ethanol plant. The first Car Lease is for 15 cars and provides for a base monthly rental per car of $747 and has a minimum lease term of 60 months. The second Car Lease is for 35 cars and provides for a base monthly rent per car of $687 and has a minimum term of 120 months. Each Car Lease will continue beyond the minimum term on a month-to-month basis until either party notifies the other of its intent to cancel such Car Lease. In addition to the monthly rent, a surcharge of $0.03 per mile will be assessed for each mile in excess of 36,000 miles per year a car travels. We have secured our obligations under the Car Leases with an irrevocable standby bank letter of credit in the amount of $381,000.
          In addition to rail, we transport some ethanol by truck. While truck transportation can be more expensive than rail transportation, there may be opportunities to reduce truck transport costs by negotiating backhaul rates from trucking companies which would normally drive to the refined fuels terminals empty. To date, we have used trucks to transport minimal amounts of ethanol. A majority of our DDGS, and all of our MWDGS and corn oil produced at our plant are shipped by truck.
Compliance with Environmental Laws
          Production of ethanol at our plant is subject to extensive air, water and other environmental regulations. Our ethanol production operations are subject to oversight activities by the United States Environmental Protection

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Agency (the “EPA”) and the Nebraska Department of Environmental Quality (the “NDEQ”). We were issued and maintain all permits necessary to operate our plant. However, any retroactive change in environmental regulations, either at the federal or state level, could require us to obtain additional or new permits. In August, 2008, due to some improvements in our carbon dioxide emissions control process, we retested our emissions to determine if we remained in compliance within the permits issued by the NDEQ. Preliminary results were very favorable, but we are still awaiting the final approval of testing results. The cost of this environmental compliance testing was approximately $30,000.
          The government’s regulation of the environment is subject to change and it is possible that more stringent federal or state environmental rules or regulations could be adopted, which could increase our operating costs and expenses. It also is possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the use of ethanol. For example, changes in the environmental regulations regarding the required oxygen content of automobile fuels could have an adverse effect on the ethanol industry.
          In addition to these regulatory concerns, we could also be subject to environmental or nuisance claims from adjacent property owners or residents in the area arising from possible smells or other air or water discharges from our plant, whether or not our operations meet all regulatory requirements. Such claims may result in an adverse result in court if we are deemed to engage in a nuisance that substantially impairs the fair use and enjoyment of real property by such persons.
Employees
          At September 30, 2008, we employed 30 full-time equivalent employees, of whom, approximately 24 were engaged directly in ethanol production operations and six were engaged in general management and administration. We do not anticipate hiring a substantial number of additional employees during the next twelve months.
Item 2. PROPERTIES.
          Our ethanol plant is located on a 77.25-acre site located approximately one mile west of the Village of Jackson, Nebraska, in northeastern Nebraska. The Nebraska Northeastern Railroad provides rail service to the site. The ethanol production facility situated on the site was completed in May 2007 and has a stated capacity to produce 50 million gallons of denatured fuel grade ethanol and 160,000 tons of dried distillers grains per year.
          We own fee title to the site, but the property is encumbered by a first mortgage loan in favor of Farm Credit Services of America, FLCA in order to secure a $47,525,000 senior credit facility used to provide construction financing of our ethanol plant, the terms of which are more fully described under “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—LIQUIDITY AND CAPITAL RESOURCES” in this report. Management believes that the ethanol plant is adequately covered by insurance.
Item 3. LEGAL PROCEEDINGS.
          None.
Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None.

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PART II

Item 5.	MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.
          There is no public trading market for our units.
          As of December 31, 2008, we had 719 unit holders of record.
          We have not declared or paid any distributions on our units through September 30, 2008. Our Board of Directors has complete discretion over the timing and amount of distributions to our unit holders, however, our Operating Agreement requires the Board of Directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy the portion of their income tax liability resulting from their respective share of our taxable income. Under the terms of our principal borrowing agreements, our ability to make distributions to our unit holders is restricted to an amount designed to approximate their income tax liability on our net profit, if any. We will be able to pay distributions in excess of this amount during any fiscal year, only if we have made the required free cash flow payment to the lender for such fiscal year.

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Item 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
          We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the fiscal year ended September 30, 2008. Our discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and related notes contained in this report and with the understanding that our actual future results may be materially different from what we currently expect.
Overview
          Siouxland Ethanol, LLC is a Nebraska limited liability company that was formed on August 12, 2004, for the purpose of constructing and operating a dry mill corn-based ethanol plant near Jackson, Nebraska (the “Plant”). The Plant has a stated capacity to produce 50 million gallons of denatured fuel grade ethanol and 160,000 tons of dried distillers grains per year. The Plant was completed and full scale production of ethanol and distillers grains began in May 2007, at which time the Company discontinued reporting as a development stage company. In fiscal year 2008, we produced approximately 53.3 million gallons of ethanol and 174,000 dry equivalent tons of distillers grains from approximately 19.3 million bushels of corn. In January 2006, we announced our intent to double the production capacity of the Plant from an annual ethanol production capacity of 50 million gallons to 100 million gallons. However, tightening industry profit margins and other industry uncertainties have led us to delay this expansion indefinitely. In the first quarter of fiscal 2009, we began to derive additional revenues from the extraction and sale of corn oil with a temporary system. We are installing a permanent extraction system that we expect to begin operating in early calendar year 2009. The permanent system is expected to generate approximately 1 million gallons of corn oil per year.
          Our operating results are largely driven by the prices at which we sell ethanol and distillers grains and the costs related to their production, particularly the cost of corn and natural gas. Historically, the price of ethanol tended to fluctuate in the same direction as the price of unleaded gasoline and other petroleum products. However, during fiscal 2008 and continuing into fiscal 2009, it appears ethanol prices tended to move up and down proportionately, with changes in corn prices. The price of ethanol can also be influenced by factors such as general economic conditions, concerns over blending capacities, and government policies and programs. The price of distillers grains is generally influenced by supply and demand, the price of substitute livestock feed, such as corn and soybean meal, and other animal feed proteins. Our two largest components of production are corn and natural gas. The cost of corn is affected primarily by factors over which we lack any control such as crop production, carryout, exports, government policies and programs, and weather. The growth of the ethanol industry has increased the demand for corn. In conjunction with a continuing increase in global demand, this should continue to support corn prices above historic averages. Natural gas prices fluctuate with energy prices generally, but also have independent cost factors such as production disruptions, storage levels, pipeline capacities and weather in use areas. As an example of our potential sensitivity to price changes, if the price of ethanol rises or falls $.10 per gallon, our revenues increase or decrease accordingly by approximately $5.0 million. Additionally, if the price of corn rises or falls $.25 per bushel, our cost of goods sold increases or decreases by $5.0 million. During our fiscal 2008, the market price of ethanol, corn and natural gas were extremely volatile. The prices on the Chicago Board of Trade for ethanol reached a high of $2.95 per gallon, the price of corn reached $7.62 per bushel, and natural gas reached a price of $13.69 per Dth during the summer of 2008. Prices of these commodities then fell significantly during the fourth quarter of our fiscal 2008. As of September 30, 2008, ethanol had fallen to $2.18 per gallon, corn prices fell to $4.87 per bushel, and natural gas was $7.43 per Dth. The downward trend continued into the first quarter of fiscal 2009 with ethanol hitting a low of $1.37 per gallon, corn at $2.90 per bushel, and natural gas to $5.21 per Dth.
          As part of our corn procurement strategy, we entered into forward price purchase contracts with local farmers and elevators in advance to help ensure an adequate supply of corn to operate the Plant at desired capacity. These contracts allow us to purchase corn at its then market price but provide for actual delivery of a majority of the corn between 3 and 9 months in the future. On the other hand, all of our ethanol was sold under our marketing agreement with Archer Daniels Midland Co. at current market prices less expenses and a marketing fee. As a result of rising corn and ethanol prices during the first nine months of fiscal 2008, we benefited from being able to purchase corn under price purchase contracts that resulted in prices below the current market at the time of delivery, while selling ethanol at high current market prices. During the first nine months of fiscal 2008, the average price

9

paid for corn was approximately $.36 per bushel below our average cash bid for this same period due largely to these forward corn purchases. This resulted in improved gross margins for the Company during that time period. In addition, as part of our hedging strategies, we had corn options and futures contracts in place to help cover price movements. The dramatic increases in corn prices also significantly increased the market value of corn hedge contracts we owned. We record these market gains in our hedging contracts as an offset to our costs of goods sold. As of June 30, 2008, we recorded a nine month hedging gain of approximately $20.9 million which was the major reason our net earnings through the first nine months of fiscal 2008 was approximately $26.9 million. In the fourth quarter of fiscal 2008, the dramatic drop in corn and ethanol prices had the opposite effect on our gross margins since we were then obligated to purchase corn under fixed price purchase contracts that reflected the escalating price of corn during the first nine months of the year, but were selling ethanol at rapidly falling prices. During the fourth quarter of fiscal 2008, the average price paid for corn was approximately $.43 per bushel above our average cash bid, largely due to forward purchase contracts we had entered into. As a result of falling ethanol prices, we had negative operating margins during the fourth quarter of fiscal 2008. Also with the decrease in corn prices, the market value of our hedge position decreased dramatically, and we recorded a hedging loss of approximately $15.3 million in our fourth quarter of fiscal 2008. This was a major contributor in our net loss of approximately $19.9 million for that quarter. The loss incurred in the fourth quarter of fiscal 2008 substantially offset the net income realized during the first nine months of the year.
          At September 30, 2008, we had fixed price purchase contracts in place at an average price of $5.04 per bushel. Because these contracts are considered firm purchase commitments of inventory, and inventory is valued at the lower of cost or market, we recorded a loss of approximately $.81 per bushel for fixed price corn contracts in place at September 30, 2008, scheduled for delivery through January 2009. The amount of this loss was approximately $1.8 million and is included in cost of goods sold as part of the lower of cost or market adjustment on the statement of operations. Corn and ethanol prices have continued to decrease since September 30, 2008, and as a result, the effects on the Company’s operating margins and earnings experienced in the fourth quarter of fiscal 2008 have continued into fiscal 2009. When compared to our cash bid as of December 31, 2008, the Company’s average price for corn under price purchase contracts in place as of September 30, 2008, would be approximately $1.36 per bushel higher, which would result in a further decline in the value of the Company’s firm purchase commitments for corn.
          Our cash balances and working capital were also negatively affected during the fourth quarter of fiscal 2008, as our cash outlays for corn continued to increase while ethanol revenues fell. During the quarter ended September 30, 2008, our cash balances fell from $17.2 million to $4.0 million and our working capital (current assets less current liabilities) fell from $23.2 million to less than $1.0 million. At September 30, 2008, we had the capacity to borrow approximately $11.9 million under a revolving promissory note and $1.1 million under a line of credit for grain hedging. Our continued ability to access funds under these borrowing arrangements is contingent on, among other things, our continued compliance with certain financial and non-financial covenants in the loan agreements. The Company was in compliance with all loan covenants as of September 30, 2008, but there is no assurance that it will continue to be able to maintain compliance with these covenants in the long-term, under current market conditions.

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Results of Operations
          As previously mentioned, full scale production began in May 2007. Accordingly, the results of operations for the fiscal year ended September 30, 2007, includes only approximately 4 1/2 months of full scale production.
          Comparison of the fiscal years ended September 30, 2008 and 2007
          The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statement of operations for the fiscal years ended September 30, 2008 and 2007:

	September 30, 2008		September 30, 2007
Statement of Operations Data	Amount	%	Amount	%
Revenues	$130,898,558	100.0%	$45,679,815	100.0%
Cost of Goods Sold	119,003,777	90.9%	36,980,923	81.0%

Gross Profit	11,894,781	9.1%	8,698,892	19.0%
SG&A Expenses	2,853,984	2.2%	2,170,233	4.7%

Operating Income	9,040,797	6.9%	6,528,659	14.3%
Other Expense, net	(2,295,123)	(1.7)%	(1,401,623)	(3.1)%

Net Income	$6,745,674	5.2%	$5,127,036	11.2%

          Revenues. For the fiscal year ended September 30, 2008, ethanol revenues were approximately $111.1 million, comprising 85% of our sales. Sales of Distillers grains (“DGS”) during this period were approximately $19.8 million, comprising 15% of our sales. For the fiscal year ended September 30, 2007, ethanol revenues totaled approximately $39.4 million comprising 86% of our sales and DGS totaled $6.3 million comprising 14% of our sales. The $85 million increase in operating revenues for the fiscal year ended September 30, 2008, compared to the fiscal year ended September 30, 2007, was due primarily to the increase in gallons of ethanol and in tons of distillers grain sold in fiscal 2008 since our Plant was in full scale production for the entire year compared with 4 1/2 months of full scale production during fiscal 2007.
          In addition to the increase in production, there was a 5.5% increase in the average price of ethanol and a 20% increase in the average equivalent dry price of DGS sold during fiscal 2008 as compared to fiscal 2007. Ethanol prices reached $2.95 per gallon in July 2008, but has declined substantially since that time. During the fourth quarter of fiscal 2008, the average price at which we sold ethanol was $2.25 per gallon compared to $1.88 per gallon in the fourth quarter of fiscal 2007. Lower ethanol prices continued into the first quarter of fiscal 2009, and we expect to see continuing fluctuations in ethanol prices over the next fiscal year. While the demand for ethanol is expected to continue since gasoline blenders will need increasing amounts of ethanol to meet the Renewable Fuels Standard’s blending requirements, the supply is also expected to increase as additional production facilities are completed. In addition, low prices for petroleum and gasoline will exert downward pressure on ethanol prices. If ethanol prices decline, our earnings will also decline, particularly if corn prices remain substantially higher than historic averages.
          Similarly, the prices for DGS increased significantly during the first three quarters of fiscal 2008, due to the rising price of corn, soybean meal, and other animal feed proteins that are substitutes for DGS. However, during the last quarter of fiscal 2008, decreasing corn prices placed downward pressure on DGS prices. In addition, the average price we received for our DGS in fiscal 2008 was limited by forward wet distillers grains contracts locking in a portion of our DGS prices.
          Cost of Goods Sold. Our cost of goods sold included, among other things, the cost of corn and natural gas (typically the two largest components of costs of sales); gains or losses from derivative instruments used to hedge corn and natural gas costs, the cost of processing ingredients, electricity, and the salaries and benefits of production personnel. We use approximately 1.6 million bushels of corn and a combined 113,000 decatherms (“Dths”) of

11

natural and methane gas per month at the Plant. We contract with local farmers and elevators for our corn supply and use various natural gas vendors to supply the natural gas necessary to operate the Plant. The cost of both corn and natural gas fluctuate based on supply and demand, which in turn, is affected by a number of factors beyond our control. We expect our gross margin to fluctuate in the future based on the relative prices of corn, natural gas and fuel ethanol.
          The cost of goods sold during the fiscal years ended September 30, 2008 and 2007, were approximately $119.0 million and $37.0 million, respectively. The overall increase in the cost of goods sold was due primarily to the Plant being in full scale operation for 12 months during fiscal 2008 compared to only 4 1/2 months during fiscal 2007. In addition, the balance of the increase was primarily a result of higher corn and natural gas prices during the fiscal year ended September 30, 2008. Corn prices on the Chicago Board of Trade reached $7.62 per bushel during mid-summer of 2008. Natural gas reached a price of 13.69 per Dth during the summer of 2008. In each case, prices declined significantly since that time, but the average price paid for corn and natural gas during the fiscal year ended September 30, 2008, increased 33% and 30%, respectively over the same fiscal year ended 2007. These increases were primarily responsible for cost of goods sold as a percentage of revenues increasing to 91% during fiscal 2008 compared to only 81% during fiscal 2007. In addition, cost of goods sold in fiscal 2008 increased as a result of the recognition of a loss of approximately $309,000 related to our inventories of corn and ethanol as of September 30, 2008, and accrued losses of approximately $1.8 million on forward corn price purchase contracts as a result of a determination that the market value of these contracts was less than their cost basis. The losses are recorded in the lower of cost or market adjustments in the statement of operations. Accrued losses on forward corn purchases was determined by applying a lower of cost or market methodology that includes estimates of corn, ethanol, and distillers grains prices now, and over the course of the contracts. Based on the positions at September 30, 2008, further adverse price changes of 10% in the estimated price of corn, ethanol, and distillers grains subsequent to year end would have resulted in additional losses of approximately $1.3 million.
          The increases in corn and natural gas costs in fiscal 2008 were partially offset by a net gain of approximately $5.0 million recorded by the Company from its corn and natural gas derivative instruments during fiscal 2008. As of September 30, 2008, none of our derivative contracts were designated as cash flow or fair value hedges. As a result, changes to the market value of these contracts were recognized immediately as an increase or decrease to our costs of goods sold. The gain on derivatives during fiscal 2008 was primarily a result of higher corn prices, which increased the values of our derivative instruments. We use futures and option contracts to help mitigate our exposure to movements in corn and natural gas prices; but there is no assurance that these hedging strategies will be effective. As market conditions change, gains or losses may occur from derivatives in place as of September 30, 2008, and will have an effect on subsequent periods. In addition, gains or losses on derivative instruments do not necessarily coincide with the related corn or natural gas purchases. This may cause substantial fluctuations in cost of goods sold from period to period. While we do not use hedge accounting to match gains or losses on derivative instruments, we believe the derivative instruments provide an economic hedge.
          Because we expect natural gas prices to remain volatile, we use derivatives to limit our upside price risk in, addition to trading physical natural gas. In addition, we plan to continue supplementing our natural gas requirements with methane gas from a local landfill, which we began in December 2007. We purchased approximately 90,000 Dths of methane gas from the landfill during fiscal 2008, which represented approximately 9% of our gas use over the last 9 months of the fiscal year, at an average price of $5.77 per Dth. This compared to an average price of $9.57 per Dth for natural gas purchased in the same period. We anticipate that the percentage of our gas needs provided by methane will increase, but have no assurance that even current levels may be maintained.
          While corn prices and natural gas prices have declined from their mid-summer 2008 highs, the prices for these commodities remain volatile and difficult to predict. Corn prices remain above historical averages and lower anticipated U.S. corn production in 2009 and 2010, combined with continued demand for corn for human consumption, animal feed and an expanding ethanol industry can be expected to exert upward pressure on corn prices. Without a corresponding increase in ethanol prices, increasing corn prices will continue to lead to eroding gross margins for ethanol producers and could result in negative margins.
          Selling, General and Administrative Expenses. Selling, general and administrative expenses included salaries and benefits of administrative employees, insurance, taxes, professional fees and other general administrative costs. The increase in SG&A expenses for fiscal year ended September 30, 2008, compared to the

12

same period for 2007 was primarily due to increased costs in salaries, insurance, professional fees, and other general administrative costs due to the plant being under full-time production. These expenses generally do not vary with the level of production at the Plant; accordingly, even though these expenses increased overall period to period, the percentage of total revenues represented by these expenses fell from 4.7% for the fiscal year ended September 30, 2007, to 2.2% for the fiscal year ended September 30, 2008. This was primarily due to the increase in revenues from period to period as we had a full year of operations in fiscal year 2008.
     Other Income (Expense). Other income included interest income we earned on our cash balances of approximately $143,000 and $85,000 during the fiscal years ended September 30, 2008 and 2007, respectively. This other income was offset by interest expense on our borrowings of approximately $2,690,000 and $1,553,000 during the fiscal years ended September 30, 2008 and 2007, respectively. Interest expense consisted primarily of interest payments on our credit facilities with Farm Credit Services of America, FLCA described below. Interest expense also included interest payments on our Tax Increment Revenue Bonds and on a note used to finance certain equipment. Overall, our interest costs have declined due to lower average interest rates on our outstanding borrowings and to a reduction in our average debt balance during fiscal 2008. Approximately $1.5 million of interest incurred prior to the commencement of production at the Plant was capitalized during the fiscal year ended September 30, 2007 and, accordingly, was not included in interest expense for that fiscal year. No interest was capitalized in fiscal 2008.
     Other miscellaneous income also included in this category increased to approximately $251,000 during fiscal 2008 from approximately $67,000 during fiscal 2007, respectively. This increase was the primarily the result of a dividend received from Farm Credit Services of America of approximately $206,000 during fiscal 2008.
Liquidity and Capital Resources
          As of September 30, 2008, current assets totaled approximately $16.3 million, including cash and cash equivalents (other than restricted cash) of approximately $4.1 million, receivables of approximately $3.4 million, and inventory of approximately $4.1 million. Current assets at September 30, 2007 totaled approximately $12.0 million. A significant portion of the increase in current assets resulted from profitable operations, which was partially offset by an approximate $4.1 million increase in restricted cash relating to our derivative accounts and cash used to repay long term debt.
          Current liabilities at September 30, 2008 totaled approximately $15.9 million including approximately $5.0 million of long-term debt obligations due within 12 months, $3.7 million liability in the market value of derivative instruments, $6.5 million in accounts payable and accrued expenses, which include approximately $1.8 million in estimated losses on forward purchase contracts. Current liabilities were approximately $10.3 million on September 30, 2007. The increase in current liabilities resulted primarily from (i) an increase in our liability for derivative instruments of approximately $3.7 million, (ii) an increase in accounts payable and accrued expenses of approximately $3.5 million, (iii) an increase in the outstanding balance on our line of credit of approximately $700,000, and (iv) partially offset by a decrease in current maturities of long-term debt of approximately $2.3 million.
          Our principal uses of cash were to pay operating expenses of the Plant and to make debt service payments on our long-term debt described below. During the fiscal year ended September 30, 2008, we used cash to make principal payments of approximately $16.0 million against our long-term debt. In addition to regularly scheduled principal payments of $4.8 million for fiscal year ended September 30, 2008, we made an annual “excess cash flow” payment of $2.5 million of principal under our term loan. We prepaid two of the quarterly principal installments for a total of approximately $2.4 million and we paid down the entire balance of our revolving term note in the amount of approximately $6.4 million. Long-term debt, including current maturities, totaled approximately $30.1 million on September 30, 2008, as compared to approximately $46.1 million on September 30, 2007.
          Our principal long-term debt obligations consist of borrowings under our Credit Facility with Farm Credit Services of America FLCA (the “Credit Facility”). The Credit Facility provides for:
          (i) a term credit facility with an original amount of $35,643,750 which we are obligated to repay in quarterly installments of $1,188,125, plus accrued interest with the final installment due in March 2015,

13

subject to a requirement to make special principal payments out of excess cash flow in certain cases (the “Term Note”); and
          (ii) a revolving credit facility under which we may borrow up to $11,881,250 on a revolving basis as required to meet our working capital needs (the “Revolving Promissory Note”); and
          (iii) a line of credit for up to $3,500,000 which we use primarily for grain hedging (the “Line of Credit”) which currently expires February 2009. The amount available to us under the line of credit is reduced by the amount of three standby letters of credit totaling $1,684,000 as of September 30, 2008.
          As of September 30, 2008, the remaining principal on the Term Note was $26.0 million. The daily average borrowing under the Revolving Promissory Note during the fiscal year ended September 30, 2008 was approximately $1.3 million and there was no balance outstanding on September 30, 2008. The daily average borrowing under the Line of Credit during the fiscal year ended September 30, 2008 was approximately $78,000 and there was a balance outstanding of approximately $703,000 on September 30, 2008.
          We pay interest on funds borrowed under the Credit Facility at a variable annual rate of 3.0% above the three-month LIBOR rate. The interest rate that we pay on the Term Note and the Revolving Promissory Note will be reduced to 2.85% above the LIBOR Short Term Index Rate after a year end in which our ratio of net worth to total tangible assets exceeds 60% and we are not in default under the terms of the Credit Facility. The interest rate is reset on a monthly basis and there is no limit on the amount of the change in the interest rate. The average interest rate on the Credit Facility during the fiscal year ended September 30, 2008, was approximately 6.7%.
          On April 11, 2008, we entered into an amendment to the Credit Facility that provides that from time to time we may elect to convert up to 75% of the outstanding borrowings under the Term Note from the variable rate interest described above to a fixed rate of interest quoted by Farm Credit at the time of any such election. Each such election will be for a specific amount of loan principal (a “Converted Amount”) for a specified period of time we choose, as long as: (i) the minimum period for which the interest rate on any Converted Amount may be fixed is 180 days; (ii) the Converted Amount is at least $500,000 or a multiple thereof; and (iii) the interest rate may be fixed on no more than ten separate Converted Amounts at any one time. Interest rates may not be fixed for a period of time that exceeds the maturity date of the Term Note or would require us to repay any Converted Amount prior to the end of its respective fixed rate period in order to pay an installment of the Term Note as and when due. In the event we prepay any Converted Amount before the fixed rate period for that Converted Amount expires, we will pay Farm Credit a surcharge in an amount equal to the excess, if any, of (i) the present value of the aggregate remaining periodic principal and interest payments due and allocable to such prepaid Converted Amount from the date of prepayment through the fixed rate period of such Converted Amount using a discount rate equal to the yield to maturity of the U.S. Treasury Note with a maturity date closest to the remaining fixed rate period of such Converted Amount on the business day immediately preceding the date of the prepayment over (ii) the Converted Amount, absent such prepayment.
          On April 17, 2008, we elected to convert $3.5 million of borrowings under the Term Note to a fixed interest rate of 6.12% for a period ending April 17, 2011. On April 18, 2008, we elected to convert $4.0 million of borrowings under the Term Note to a fixed interest rate of 5.97% for a period ending April 18, 2010. On April 21, 2008, we elected to convert increments of $5.5 million and $4.5 million of borrowings under the Term Note to a fixed interest rate of 5.65% for a period ending April 21, 2009, and 6.69% for a period ending April 21, 2012, respectively.
          The Term Note, Revolving Promissory Note and Line of Credit are subject to protective covenants requiring us to maintain various financial ratios and tangible net worth. As of September 30, 2008, we were in compliance with these covenants. Additional covenants also limit our annual capital expenditures and membership distributions. We are also required to make an additional annual payment on our Term Note equal to 65% of our “excess cash flow” as defined therein, within 120 days of our fiscal year end. This payment is in addition to our regular quarterly payments, and is limited to $2.5 million annually, not to exceed $8.0 million in the aggregate. In January 2008, we paid the maximum required annual amount of $2.5 million from available cash. Based on our operating results for fiscal year end September 30, 2008, we expect we could be required to make another “excess

14

cash flow” payment not to exceed $2.5 million within 120 days of our fiscal year end and have included this amount with current maturities of long-term debt.
          Tax Increment Financing. On September 28, 2006, we completed a tax increment financing transaction through the placement and sale of $4,030,000 Tax Increment Revenue Bonds, Taxable Series 2006A (the “Bonds”) issued by the Community Redevelopment Authority of the Village of Jackson, Nebraska (the “Issuer”) for the purpose of financing certain public redevelopment costs in connection with the Facility. We received net proceeds of approximately $3,819,000 from the issuance of the Bonds, of which approximately $613,000 was held in a capitalized interest fund and a debt service reserve fund. In connection with this financing, we entered into the following agreements:
(i)	a Redevelopment Contract, dated July 20, 2006, by and between us and the Issuer (the “Redevelopment Contract”);

(ii)	a Guaranty Agreement, dated September 28, 2006, from us to the Issuer (the “Guaranty”);

(iii)	a Subordinate Deed of Trust, Assignment of Leases and Rents and Security Agreement Fixture Filing Statement, dated September 28, 2006, made by us in favor of Wells Fargo Bank, National Association, as trustee of the Bonds (the “Deed of Trust”); and

(iv)	a Debt Subordination Agreement, dated September 28, 2006, by and among us, Wells Fargo Bank, National Associations, as trustee of the Bonds, and Farm Credit Services of America, FLCA (the “Subordination Agreement”).
          The Bonds bear interest at a fixed rate of 10% per annum on the outstanding principal. Principal of, and interest on, the Bonds are payable semi-annually, on June 1 and December 1, and commenced on June 1, 2007, for interest and June 1, 2008, for principal. The Bonds mature on December 1, 2021, but are subject to early redemption on or after June 1, 2011, at the option of the Company.
          In general, principal and interest on the Bonds are payable solely from (i) proceeds of the Bonds deposited into a capitalized interest fund and (ii) incremental real estate taxes paid by us on the Facility allocable to the Issuer (the “Tax Increment Revenues”). However, under the terms of the Redevelopment Contract, we are obligated to make payments to the Issuer in lieu of real estate taxes if for any reason the Tax Increment Revenues are not sufficient to pay principal and interest on the Bonds. This obligation is represented by the Guaranty under which we have guaranteed to the holders of the Bonds full and prompt payment of principal, premium, if any, and interest on the Bonds when due, whether at maturity, upon acceleration or otherwise. Our obligations under the Redevelopment Contract and the Guaranty are secured by the pledge of the real property on which the Facility is located, along with all improvements, equipment and fixtures making up the Facility, rents and profits from the Facility and certain other assets made in favor of the trustee of the Bonds under the Deed of Trust. Under the Subordination Agreement, the trustee of the Bonds has agreed to subordinate its rights to exercise its remedies against us to the rights of Farm Credit Services of America, FLCA with respect to the $47,525,000 senior credit facility that we obtained on May 4, 2006.
          Under the terms of the Redevelopment Agreement, we are obligated to construct the Facility and operate it until at least January 1, 2022. Until that date, we may not sell, transfer or encumber the Facility without the consent of the Issuer.
          Employment and Investment Growth Act Project Agreement. On March 15, 2006, we entered into an Employment and Investment Growth Act Project Agreement with the State of Nebraska Department of Revenue. The Agreement provides that upon our hiring at least 30 new individuals, and our involvement in a qualified business activity resulting in an investment of at least $3,000,000 in qualified property prior to September 30, 2011, the State agrees to allow the Company the use of several incentives. We may elect annually to determine taxable income for Nebraska income tax purposes by multiplying federal taxable income by the sales factor only. This calculation was first available to be used for 2005, and is available for each year thereafter for a period of fourteen years beginning in the year the required employees are hired and the applicable investment in property is made. In

15

addition, because we met the required minimum levels of employment and investments required by the Employment and Investment Growth Act, we are entitled to: (1) claim a refund once each quarter, for a period of six years, for sales and use taxes paid on purchases and leases of tangible property used or incorporated into an improvement of real estate as part of the Plant and placed in service after January 14, 2005; (2) tax credits equal to 5% of the amount of compensation paid during the year to employees who are Nebraska employees or who have been employed by the Company since September 30, 2004, (base-year employees) that exceeds the average compensation paid at the Plant multiplied by the number of base-year employees; and (3) a tax credit of 10% of the investment made in qualified property located and used at the Plant calculated by the total cost of property required to be capitalized, less the amount of Nebraska state and local option sales or use taxes subject to refund. The tax credits are available to us for a period of six years. If at any time we fail to meet the required levels of employment and investment during the six year period following the year the Application was submitted for the incentives, all or a portion of the incentives and any penalties applicable thereto will be recaptured or disallowed.
          The Company could face liquidity issues during the next fiscal year depending on its working capital resources and needs from time to time, however we expect that our current cash reserves, when combined with anticipated revenues generated from the sale of ethanol, DGS and corn oil, and our available borrowing capacity under our Revolving Promissory Note and Line of Credit will be sufficient to meet our capital needs and operating expenses going forward. There is no assurance that the funds available to us will be sufficient to cover our anticipated capital needs and operating expenses, particularly if low prices for ethanol and high operating costs, including specifically the cost of corn, result in operating margins at current levels or below for an extended period.
Application of Critical Accounting Estimates
          Management uses various estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles.  These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accounting estimates that are the most important to the presentation of our results of operations and financial condition, and which require the greatest use of judgment by management, are designated as our critical accounting estimates. We have the following critical accounting estimates:
          We review long-lived assets for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable.  Impairment testing for assets requires various estimates and assumptions, including an allocation of cash flows to those assets and, if required, an estimate of the fair value of those assets.  Our estimates are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable. These valuations require the use of management’s assumptions, which do not reflect unanticipated events and circumstances that may occur.  In our analysis, we consider future corn costs and ethanol prices, break-even points for our plant and our risk management strategies in place through our derivative instruments and forward contracts.  Given the significant assumptions required and the possibility that actual conditions will differ, we consider the assessment of the useful lives of property and equipment to be a critical accounting estimate.
          We enter forward contracts for corn purchases to supply the plant. These contracts represent firm purchase commitments which must be evaluated for potential losses. We have estimated a loss on these firm purchase commitments related to corn contracts in place at September 30, 2008 where the price of corn exceeds the market price and upon being used in the manufacturing process and eventual sale of products we anticipate losses. Our estimates include various assumptions including the future prices of ethanol, distillers grains and corn.
Off-Balance Sheet Arrangements
          We do not have any off-balance sheet arrangements.

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Item 8. FINANCIAL STATEMENTS.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and
Members of Siouxland Ethanol, LLC
We have audited the accompanying balance sheets of Siouxland Ethanol, LLC as of September 30, 2008 and 2007, and the related statements of operations, members’ equity, and cash flows for each of the years in the two-year period ended September 30, 2008. Siouxland Ethanol, LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Siouxland Ethanol, LLC as of September 30, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the two-year period ended September 30, 2008 in conformity with accounting principles generally accepted in the United States of America.
/s/ Boulay, Heutmaker, Zibell & Co. P.L.L.P.
Certified Public Accountants
Minneapolis, Minnesota
January 13, 2009

17

SIOUXLAND ETHANOL, LLC
Balance Sheets

	September 30,	September 30,
	2008	2007
ASSETS

Current Assets
Cash and equivalents	$4,130,632	$5,924,234
Restricted cash	4,430,581	286,902
Accounts receivable	3,432,770	2,396,558
Inventory	4,097,906	3,127,756
Deposits and prepaid expenses	210,576	312,887

Total current assets	16,302,465	12,048,337

Property and Equipment
Land and land improvements	9,740,984	9,637,884
Buildings	8,500,470	8,496,416
Office equipment and furnishings	223,079	190,170
Plant equipment and machinery	59,945,892	59,760,746
Construction in progress	603,338	—

	79,013,763	78,085,216
Less accumulated depreciation	(7,436,643)	(2,186,740)

Net property and equipment	71,577,120	75,898,476

Other Assets
Restricted cash	404,807	10,912
Restricted investments	—	399,533
Construction deposit	500,000	560,150
Debt issuance costs, net of amortization	394,646	568,553
Deposits and other	312,112	1,079,886

Total other assets	1,611,565	2,619,034

Total Assets	$89,491,150	$90,565,847

LIABILITIES AND EQUITY

Current Liabilities
Line of credit	$703,034	$—
Current maturities of long-term debt	4,992,970	7,297,627
Accounts payable	3,368,785	1,947,482
Accrued expenses	2,860,884	783,308
Derivative instruments	3,747,589	43,591
Construction payable	271,836	252,266

Total current liabilities	15,945,098	10,324,274

Long-Term Debt, net of current maturities	25,113,869	38,836,758

Other Long-Term Liabilities	281,694	—

Commitments and Contingencies

Members’ Equity, 3,789 units issued and outstanding	48,150,489	41,404,815

Total Liabilities and Members’ Equity	$89,491,150	$90,565,847

Notes to Financial Statements are an integral part of these Statements.

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SIOUXLAND ETHANOL, LLC
Statements of Operations

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
Revenues	$130,898,558	$45,679,815

Cost of Goods Sold	116,848,153	36,980,923
Lower of Cost or Market Adjustment	2,155,624	—

Gross Profit	11,894,781	8,698,892

Selling, General, and Administrative Expenses	2,853,984	2,170,233

Operating Income	9,040,797	6,528,659

Other Income (Expense)
Interest income	143,350	84,910
Interest expense	(2,689,529)	(1,553,421)
Other income	251,056	66,888

Total other expense, net	(2,295,123)	(1,401,623)

Net Income	$6,745,674	$5,127,036

Weighted Average Units Outstanding	3,789	3,789

Net Income Per Unit	$1,780.33	$1,353.14

Notes to Financial Statements are an integral part of these Statements.

19

SIOUXLAND ETHANOL, LLC
Statements of Changes in Members’ Equity

Balance — September 30, 2006	$36,277,779

Net income for the year ended September 30, 2007	5,127,036

Balance — September 30, 2007	41,404,815

Net income for the year ended September 30, 2008	6,745,674

Balance — September 30, 2008	$48,150,489

Notes to the Financial Statements are an integral part of these Statement.

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SIOUXLAND ETHANOL, LLC
Statements of Cash Flows

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
Cash Flows from Operating Activities
Net income	$6,745,674	$5,127,036
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,424,420	2,211,292
Change in fair value of derivative instruments	5,636,964	459,841
Loss on lower of cost or market adjustment	2,155,624	—
Loss on disposal of property and equipment	2,020	—
Income earned on restricted cash and investments	(20,943)	—
Change in assets and liabilities:
Restricted cash	(4,090,125)	(102,113)
Accounts receivable	(1,036,212)	(2,391,121)
Inventory	(1,279,622)	(3,127,756)
Derivative instruments	(1,932,966)	(416,250)
Deposits and prepaid expenses	102,311	(273,719)
Deposits and other	795,524	(33,770)
Accounts payable	1,421,303	1,804,649
Accrued expenses and other liabilities	513,118	774,227

Net cash provided by operating activities	14,437,090	4,032,316

Cash Flows from Investing Activities
Payment for construction deposit	—	(560,150)
Capital expenditures	(879,207)	(38,943,275)

Net cash used in investing activities	(879,207)	(39,503,425)

Cash Flows from Financing Activities
Proceeds from line of credit	1,260,510	1,795,966
Payments on line of credit	(557,476)	(1,795,966)
Proceeds from revolving term note	1,000,000	—
Payments on revolving term note	(7,353,691)	—
Proceeds from long-term debt	—	41,120,649
Payments on long-term debt	(9,673,855)	(4,016,264)
Payments for financing costs and other	—	(111,809)
Net (deposits to) withdrawals from restricted cash	(26,973)	642,047
Purchase of restricted investments	—	(399,533)

Net cash provided by (used in) financing activities	(15,351,485)	37,235,090

Net Increase (Decrease) in Cash and Equivalents	(1,793,602)	1,763,981

Cash and Equivalents — Beginning of Period	5,924,234	4,160,253

Cash and Equivalents — End of Period	$4,130,632	$5,924,234

Supplemental Cash Flow Information
Cash paid during the period for:
Interest capitalized	$—	$1,491,418
Interest expensed	$2,556,256	$1,419,088

Total	$2,556,256	$2,910,506

Supplemental Disclosure of Noncash Activities
Capital expenditures in construction payable	$271,836	$252,266

Capital expenditures paid from construction deposit	$32,400	$—

Restricted investments and cash released for operating purposes	$—	$242,514

Capitalized amortization of financing costs	$—	$31,467

Proceeds from restricted investments transferred to restricted cash	$405,000	$—

Notes to Financial Statements are an integral part of these Statements.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Business
Siouxland Ethanol, LLC (the “Company”) operates a 50 million gallon per year ethanol plant in Dakota County, Nebraska (the “Plant”). The Company produces and sells fuel ethanol and distillers grains, a co-product of the fuel ethanol production process, in the continental United States. The Company began full scale commercial operations in May 2007. Prior to May 2007, the Company was in the development stage.
Fiscal Reporting Period
The Company adopted a fiscal year ending of September 30 for financial reporting purposes.
Accounting Estimates
Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. The Company uses estimates and assumptions in accounting for the following significant matters, among others, the carrying value and useful lives of long-lived assets, and estimates of losses on forward contracts commitments.  Actual results may differ from previously estimated amounts, and such differences may be material to our financial statements. The Company periodically reviews estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made. Actual results could differ from those estimates.
Revenue Recognition
The Company generally sells ethanol and related products pursuant to marketing agreements. Revenues are recognized when the marketing company (the “customer”) has taken title and has assumed the risks and rewards of ownership, prices are fixed or determinable and collectability is reasonably assured. The marketing agreement with Archer Daniels Midland (ADM) provides that an initial price per gallon of ethanol is established upon shipment. The Company settles the final price with ADM monthly based upon the combined results of the ethanol marketing pool in which the Company participates. The Company believes that all sales of ethanol during a month are recorded at a price that is both fixed and determinable and that there are no ethanol sales, during any given month, which should be considered contingent and recorded as deferred revenue. The Company’s products are shipped FOB shipping point.
Cash and Equivalents
The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash and equivalents.
The Company maintains its accounts primarily at two financial institutions. At times throughout the year, the Company’s cash and equivalents balances may exceed amounts insured by the Federal Deposit Insurance Corporation. The Company does not believe it is exposed to any significant credit risk on cash and equivalents.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
Restricted Cash and Investments
The Company maintains cash and investment accounts set aside for capital interest and debt service requirements as part of the tax increment financing described in Note 8. These amounts are restricted for potential payments on the tax increment financing and are included in current assets or other assets based on the anticipated use of the funds. Investments at September 30, 2007, were comprised of corporate debt instruments with maturities greater than three months and were classified as available for sale. The Company is also periodically required to maintain cash balances at its broker related to derivative instrument positions. Restricted cash and investments were as follows at September 30:

	2008	2007
Included in Current Assets
Cash restricted for debt service	$238,344	$184,789
Cash restricted in derivative accounts	4,192,237	102,113

Total	$4,430,581	$286,902

Included in Other Assets
Cash restricted for debt service	$404,807	$10,912

Investments restricted for debt service	$—	$399,533

Accounts Receivable
Credit terms are extended to customers in the normal course of business. The Company routinely monitors accounts receivable and customer balances are generally kept current at 30 days or less. The Company generally requires no collateral.
Accounts receivable are recorded at their estimated net realizable value. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company’s credit terms. Accounts considered uncollectible are written off. The Company’s estimate of the allowance for doubtful accounts is based on historical experience, its evaluation of the current status of receivables, and unusual circumstances, if any. At September 30, 2008 and 2007, the Company believed that such amounts would be collectible and an allowance was not considered necessary.
Inventory
Inventory consists of raw materials, supplies, work in process, and finished goods. Inventory is stated at the lower of average cost or market or on a first-in, first-out (FIFO) basis.
Property and Equipment
Property and equipment are stated at the lower of cost or estimated fair value. Depreciation is computed using the straight-line method over the following estimated useful lives:

Asset Description	Years
Land improvements	15 – 20
Buildings	5 – 40
Office equipment and furnishings	3 – 7
Plant equipment and machinery	3 – 15
Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized.
The Company capitalized construction costs and construction period interest until the assets were placed in service. The Company capitalized interest of approximately $1,522,000 during fiscal 2007. Capitalized interest also includes

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
the amortization of debt issuance costs of approximately $32,000 during fiscal 2007. There was no capitalized interest during fiscal 2008.
Long-lived Assets
The Company reviews property and equipment and other long-lived assets for impairment in accordance with Statement of Financial Accounting Standards No. 144 (SFAS No. 144), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by comparison of its carrying amount to future undiscounted cash flows the assets are expected to generate. If property and equipment and certain identifiable intangibles are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the assets exceeds its fair market value. The Company did not recognize any long-lived asset impairment charges as of September 30, 2008 and 2007.
Derivative Instruments
The Company accounts for derivatives in accordance with Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires the recognition of derivatives in the balance sheet and the measurement of these instruments at fair value.
In order for a derivative to qualify as a hedge, specific criteria must be met and appropriate documentation maintained. Gains and losses from derivatives that do not qualify as hedges, or are undesignated, must be recognized immediately in earnings. If the derivative does qualify as a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will be either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Changes in the fair value of undesignated derivatives are recorded in revenue or cost of goods sold based on the commodity being hedged.
Additionally, SFAS No. 133 requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted as “normal purchases or normal sales.” Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Certain corn and distillers grains contracts that meet the requirement of normal are documented as normal and exempted from the accounting and reporting requirements of SFAS No. 133, and therefore, are not marked to market in our financial statements.
In order to reduce the risks caused by market fluctuations, the Company hedges its anticipated corn and natural gas purchases by entering into options and futures contracts. These contracts are used with the intention to fix the purchase price of anticipated requirements for corn and natural gas in the Company’s ethanol production activities. The fair value of these contracts is based on quoted prices in active exchange-traded or over-the-counter market conditions. The Company does not formally designate these instruments as hedges and records in earnings adjustments caused from marking these instruments to market on a monthly basis. The Company does not enter into financial instruments for trading or speculative purposes.
Fair Value of Financial Instruments
The carrying values of cash and equivalents and restricted cash approximate their fair value. Derivative instruments and investments approximate their fair value based on quoted prices in active exchange-traded or over-the-counter market conditions.
It is not currently practicable to estimate the fair value of the debt financing. Because these agreements contain certain unique terms, covenants, and restrictions, as discussed in Notes 7 and 8, there are no readily determinable similar instruments on which to base an estimate of fair value.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
Debt Issuance Costs
Costs associated with the issuance of debt are recorded as debt issuance costs and are amortized over the life of the related debt using the effective interest method. As of September 30, 2008 and 2007, the Company had amortized approximately $233,000 and $59,000 of debt issuance costs, respectively.
Net Income per Unit
Basic net income per unit is computed by dividing net income by the weighted average number of members’ units outstanding during the period. Diluted net income per unit is computed by dividing net income by the weighted average number of members’ units and members’ unit equivalents outstanding during the period. There were no member unit equivalents outstanding during the periods presented; accordingly, for all periods presented, the Company’s basic and diluted net income per unit are the same.
Income Taxes
The Company is treated as a partnership for federal and state income tax purposes, and generally does not incur income taxes. Instead its earnings and losses are included in the income tax returns of its members. Therefore, no provision or liability for federal and state income taxes has been included in these financial statements.
Environmental Liabilities
The Company’s operations are subject to environmental laws and regulations adopted by various governmental entities in the jurisdiction in which it operates. These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location. Accordingly, the Company has adopted policies, practices, and procedures in the areas of pollution control, occupational health, and the production, handling, storage, and use of hazardous materials to prevent material environmental or other damage, and to limit the financial liability, which could result from such events. Environmental liabilities are recorded when the liability is probable and the costs can be reasonably estimated.
Reclassifications
The Company made certain reclassifications to the balance sheet and statement of operations for the year ending September 30, 2007, to conform to classifications for the year ending September 30, 2008. The balance sheet at September 30, 2007 has changed to reclassify $2,500,000 to current maturities of long-term debt to reflect the excess cash flow payment payable after year end. The balance sheet at September 30, 2007 was changed to reclassify a payable of approximately $695,000 due to our ethanol customer with the corresponding receivable where the right of offset exists. The statement of operations for fiscal 2007 was changed to reclassify ethanol marketing fee commissions of approximately $522,000 paid to customers netted with revenue. The statement of operations for fiscal 2007 was changed to reclassify freight revenue of approximately $363,000 previously netted with freight costs. These reclassifications had no effect on members’ equity, net income, or cash flows previously reported.
Recently Issued Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The statement is effective for financial statements beginning in the Company’s fiscal year ending September 30, 2009 and interim periods within that fiscal year. It is effective for non-financial assets and liabilities in financial statements beginning in the Company’s fiscal year ending September 30, 2010 and interim periods within that fiscal year. The Company is currently evaluating the effect that the adoption of SFAS 157 will have, if any, on its results of operations, financial position and related disclosures, but does not expect it to have a material impact on the financial statements.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, (“SFAS 159”), The Fair Value Option for Financial Assets and Financial Liabilities which included an amendment of FASB Statement 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective beginning in the Company’s fiscal year ending September 30, 2009, with early adoption permitted. The Company is in the process of evaluating the effect, if any, that the adoption of SFAS 159 will have on its results of operations and financial position.
In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. SFAS 161 applies to all derivative instruments and nonderivative instruments that are designated and qualify as hedging instruments pursuant to paragraphs 37 and 42 of SFAS 133 and related hedged items accounted for under SFAS 133. SFAS 161 requires entities to provide greater transparency through additional disclosures about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity’s financial position, results of operations, and cash flows. SFAS 161 is effective as of the beginning of the Company’s fiscal year ending September 30, 2010. Because SFAS 161 requires enhanced disclosures but does not modify the accounting treatment of derivative instruments and hedging activities, the Company believes the adoption of this standard will have no impact on its financial position, results of operations, or cash flows.
In September 2008, the FASB issued “Clarification of the Effective Date of FASB Statement No. 161.” This FASB Staff Position (FSP) clarifies the effective date in SFAS No. 161. The disclosures required by SFAS No. 161 should be provided for any reporting period (annual or quarterly interim) beginning in the Company’s fiscal year ending September 30, 2010.
2. UNCERTAINTIES
The Company derives substantially all of its revenues from the sale of ethanol and distillers grains. These products are commodities and the market prices for these products display substantial volatility and are subject to a number of factors which are beyond the control of the Company. The Company’s most significant manufacturing inputs are corn and natural gas. The price of these commodities is also subject to substantial volatility and uncontrollable market factors. In addition, these input costs do not necessarily fluctuate with the market prices for ethanol and distillers grains. As a result, the Company is subject to significant risk that its operating margins can be reduced or eliminated due to the relative movements in the market prices of its products and major manufacturing inputs. As a result, market fluctuations in the price of or demand for these commodities can have a significant adverse effect on the Company’s operations and profitability.
3. CONCENTRATIONS
The Company has identified certain concentrations that are present in their business operations. The Company’s revenue from ethanol sales is derived from a single customer under an ethanol marketing agreement described in Note 12. Sales under that agreement account for approximately 85% and 86% of the Company’s revenues during fiscal 2008 and 2007, respectively. Accordingly, a significant portion of the Company’s receivables are regularly due from that same customer.
The Company has a revenue concentration in that its revenue is generated from the sales of just two products, ethanol and distillers grains.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
4. INVENTORY
Inventory consisted of the following at September 30:

	2008	2007
Raw materials	$2,634,690	$1,172,335
Supplies	340,485	215,530
Work in process	830,261	581,063
Finished goods	292,470	1,158,828

Total	$4,097,906	$3,127,756

At September 30, 2008, the Company recorded a loss of approximately $309,000 related to inventory where the market value was less than the cost basis, attributable primarily to decreases in market prices of corn and ethanol. The loss was recorded with the lower of cost or market adjustment in the statement of operations.
5. DERIVATIVE INSTRUMENTS
As of September 30, 2008 and 2007, the Company recorded a liability of approximately $3,748,000 and $44,000, respectively, related to its fair value positions in derivative instruments. Additionally, approximately $4,192,000 and $102,000, respectively, of restricted cash is related to margin requirements in the Company’s derivative accounts. The Company recorded a net gain on derivative instruments of approximately $5,012,000 and a net loss on derivative instruments of approximately $328,000 during fiscal 2008 and 2007, respectively, which are included in cost of goods sold. None of the derivative instrument positions are accounted for as fair value or cash flow hedges.
6. INVESTMENTS
The Company’s investment in corporate debt securities held at September 30, 2007, matured during fiscal 2008, at which point the Company recorded a gain of approximately $5,000. The proceeds remain restricted for future debt service. There were no other realized or unrealized gains or losses recorded from investments during fiscal 2008 and 2007. There were no investments held by the Company as of September 30, 2008.
7. LINE OF CREDIT
In October 2006, the Company obtained a line of credit for up to $3,500,000, subject to borrowing base limitations, until February 2009. Interest accrues on the outstanding balance at the three-month LIBOR rate plus 3%, which totaled 5.80% at September 30, 2008, and is payable monthly. The Company is obligated to pay the lender an unused commitment fee equal to .35% on the unused portion of the line. The Company had an outstanding balance on this line at September 30, 2008, of $703,034. There was no outstanding balance at September 30, 2007. The Company had average balances outstanding on the line of credit of approximately $78,000 and $357,000 in fiscal 2008 and 2007, respectively. The effective interest rates on the amounts outstanding were approximately 6.70% and 8.36% during fiscal 2008 and 2007, respectively. The line of credit is secured by a common credit agreement along with the revolving promissory note and the term note described in Note 8.
The Company maintains three standby letters of credit totaling approximately $1,684,000, which reduce the amount available on the line of credit. The letters of credit have been issued for the rail car lease agreement, the electrical agreement, and the natural gas agreement described in Note 12. An annual fee of 2.5% of the amount reserved is paid to the lender for the reservation under the letters of credit.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
8. LONG-TERM DEBT
Long-term debt consists of the following at September 30:

	2008	2007
Term note payable, see terms below	$26,015,000	$35,643,750

Revolving promissory note, see terms below	—	6,353,691

Tax increment financing, see terms below	4,025,000	4,030,000

Equipment note, see terms below	66,839	106,944

Total	30,106,839	46,134,385

Less amounts due within one year	4,992,970	7,297,627

Net long-term debt	$25,113,869	$38,836,758

Term Note
The Company has a term note which bears interest at a variable rate equal to the three-month LIBOR rate plus 3%, which totaled 5.80% and 8.60% at September 30, 2008 and 2007, respectively. In April 2008, the Company elected to convert $17,500,000 of the outstanding principal balance of the term note to fixed rates of interest ranging from 5.65% to 6.69% for periods maturing from 2009 through 2012. The Company is required to make 30 quarterly principal installments of $1,188,125 plus accrued interest which began December 1, 2007, payable in full in March 2015. Prepayments up to 180 days ahead of the scheduled installment will be applied to principal installments in the order of their maturity and additional prepayments applied in the inverse order of maturity. Certain prepayment provisions may restrict the Company’s ability to prepay amounts converted to fixed rate interest. In addition to the scheduled payments, the Company may be required to make additional principal payments equal to 65% of the Company’s excess cash flow not to exceed $2,500,000 per fiscal year and an aggregate total of $8,000,000. The Company has prepaid $2,376,250 in fiscal 2008 of scheduled loan payments due in fiscal 2009. The Company has included estimated excess cash flow payments of $2,500,000 with current maturities of long-term debt at both September 30, 2008 and 2007, in addition to the regularly scheduled principal payments. The estimated excess cash flow payment as of September 30, 2008, may be limited by other provisions of the debt agreement. As part of the financing agreement, the premium above LIBOR may be reduced to 2.85% based on the Company meeting a specified financial ratio.
The financing agreement requires an annual servicing fee of $25,000. The Company was initially permitted to make distributions up to 40% of net income. For fiscal 2008 and thereafter, the Company may make distributions which exceed 40% of net income as long as the Company has made the required excess cash flow payments and maintained the required financial covenants on a post distribution basis. The financing agreement assesses prepayment fees for any prepayments made from sources other than the Company’s operations during the first three years of scheduled principal payments.
The term note, the revolving promissory note described below, and the line of credit described in Note 7 are subject to a common credit agreement containing various financial and non-financial covenants that limit distributions and capital expenditures, require minimum debt service coverage, net worth and working capital requirements. The term note, revolving promissory note described below, and the line of credit described in Note 7 are secured by a security agreement on all of the Company’s business assets.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
Revolving Promissory Note
The Company has a revolving promissory note with the same lending institution for up to $11,881,250. The Company pays interest on the principal advances monthly at a variable rate equal to the three-month LIBOR rate plus 3% which totaled 5.80% and 8.60% at September 30, 2008 and 2007, respectively. Beginning in September 2015, or three months after the repayment of the term note described above, the Company is required to make 10 quarterly installments of $1,188,125, to the extent of the principal balance outstanding, plus accrued interest until December 1, 2017, The Company pays a commitment fee of .5% on the unused portion of the revolving promissory note. As part of the financing agreement, the premium above LIBOR may be reduced to 2.85% based on the Company meeting a specified financial ratio.
Tax Increment Financing (TIF)
In July 2006 the Community Redevelopment Authority of the Village of Jackson, Nebraska (“Authority”) approved the issuance of Tax Increment Revenue Bonds, Taxable Series 2006A (Siouxland Ethanol, LLC Project) in the total amount of $4,030,000 on behalf of the Company. The bond issuance was for the purpose of providing financing for a portion of the costs of construction of the Plant. These bonds were issued in one series in September 2006 and bear interest at the rate of 10%. The bonds are secured by a subordinate deed of trust in which the Company’s land and facilities have been pledged as collateral, in subordination to the Company’s senior debt holder. The Company has also guaranteed the bonds. As such, the bond liability and related accounts have been recorded on the Company’s balance sheet.
In connection with the issuance of the bonds, the Authority and the Company entered into a Redevelopment Contract (“Contract”). Under the terms of the Contract, the bond proceeds were used for Plant costs, for the establishment of special funds held by the bond trustee for interest and principal payments and reserves (the “Capitalized Interest Fund” and the “Debt Service Reserve Fund”), and for debt issuance costs. The approximate amounts of the uses of the bond proceeds were as follows: Plant costs $2,981,000; Capitalized Interest Fund $435,000; Debt Service Reserve Fund $403,000; and debt issuance costs $211,000.
Under the Contract, the Company agreed to create taxable real property in the Plant of at least $25 million no later than January 1, 2007. Additionally, the Company agreed to complete the Plant and then operate it not less than 15 years from January 1, 2007. The Company may not convey, assign, or transfer the Plant prior to the expiration of the 15 year period without the prior written consent of the Authority. If the Company were to default on the Contract liquidated damages plus interest could be charged against the Company.
The Company is assessed taxes on the value of the Plant (“Tax Increment Revenues”) which are paid by the Company to a special debt service fund and then used to pay the payments required on the bonds. The Company has guaranteed that if such assessed Tax Increment Revenues are not sufficient for the required bond payments, the Company will provide such funds as are needed to fund the shortfall.
The bonds require semi-annual principal payments, which began in June 2008, initially totaling $5,000 with increases to $615,000, with a final maturity of December 31, 2021. Interest on the bonds is payable semi-annually on June 1 and December 1, and commenced on June 1, 2007. The Company has the option to redeem or purchase the bonds in whole or in part on or after June 1, 2011. The Bonds are also subject to special semi-annual redemption provisions commencing June 1, 2008.
In connection with the bond issuance, the Authority also authorized a Series 2006B Note to the Company under which additional funding to the Company is contingently committed. Under the terms of the agreement the Authority may provide additional funding to the Company up to $2,000,000 to reimburse the Company for Plant costs the Company has paid. However, any such funding to the Company would only be paid if there were Tax Increment Revenues remaining once the bonds have been fully paid. This funding commitment bears no interest and no amounts have been recorded in the accompanying financial statements due to the contingent nature of the agreement.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
Equipment Note
The Company entered into an equipment note payable with a financing company for the purchase of equipment. The note requires payments of $3,632 per month including interest at 3.9%, maturing in April 2010. The note is secured by the equipment and the contract contains terms for care, maintenance and insurance coverage.
Maturities
The estimated maturities of long-term debt at September 30, 2008, are as follows:

2009	$4,992,970
2010	4,932,619
2011	4,922,500
2012	4,937,500
2013	4,957,500
Thereafter	5,363,750

Total long-term debt	$30,106,839

9. INCOME TAXES
The differences between financial statement basis and tax basis of assets are as follows at September 30:

	2008	2007
Financial statement basis of total assets	$89,491,150	$90,565,847

Organizational and start-up costs capitalized	1,672,558	1,799,588
Accumulated depreciation and amortization	(18,688,540)	(7,460,458)
Inventory costs capitalized	22,909	32,078

Income tax basis of total assets	$72,498,077	$84,937,055

Financial statement basis of total liabilities	$41,340,661	$49,161,032

Unrealized derivative losses	(5,636,964)	(43,591)
Accrued expenses	(1,879,717)	(18,312)

Income tax basis of total liabilities	$33,823,980	$49,099,129

10. LEASES
The Company has a five-year lease agreement for fifteen covered hopper cars and a ten-year lease agreement for thirty-five covered hopper cars to assist with the transport of distillers grains by rail. The Company will pay approximately $35,000 per month on these two leases for the first five years and then approximately $24,000 per month on the remaining lease during the second five years of its term which began in February 2007 when the rail cars were delivered. In addition, a surcharge of $0.03 per mile will be assessed for each mile in excess of 36,000 miles per year a car travels. The Company has provided a standby letter of credit for approximately $381,000 as described in Note 7 as part of this agreement.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
In May 2007, the Company entered into a five-year lease agreement for a rail shuttle wagon. The Company will pay approximately $3,000 per month for the five years with an optional buy-out of $33,700 at the end of the lease term.
Rent expense was approximately $462,000 and $313,000 for the years ended September 30, 2008 and 2007, respectively.
The aggregate minimum lease commitments at September 30, 2008, are as follows:

2009	$459,000
2010	459,000
2011	459,000
2012	351,000
2013	289,000
Thereafter	962,000

Total lease commitments	$2,979,000

The Company evaluates the terms of its lease arrangements to determine whether the leases are operating or capital leases. The Company has determined that all of its lease agreements are operating leases.
11. MEMBERS’ EQUITY
Under its Operating Agreement, the Company is authorized to issue up to 7,000 membership units (“Units”) all of which have identical rights and privileges. As of September 30, 2008, a total of 3,789 Units were issued and outstanding. Income and losses of the Company are allocated to members based on their respective percentage of Units held. Units are subject to certain transfer restrictions under the Operating Agreement designed to maintain the Company’s tax status.
12. COMMITMENTS AND CONTINGENCIES
Construction Deposit
The Company paid a $500,000 non-refundable construction deposit in December 2006. The general contractor agreed to not only allow the deposit to be applied against an expansion project, but also to other agreed upon capital improvement projects.
Rail Service and Construction Agreement
In November 2006, the Company entered into a rail service and construction agreement with an unrelated party to provide rail service to the ethanol plant. The Company was responsible for the construction of a sidetrack from the mainline to the entrance of the plant and the tracks inside the plant. The Company guarantees it will ship a minimum of 1,500 rail cars in each of the first five years after completion of the ethanol plant. In the event the minimum is not met in any of the years, the Company will pay $75 for each car short of the minimum. In addition, the Company will lease, at no additional cost, the sidetrack for their non-exclusive use. Either party may terminate the agreement following the five year term with thirty days notice.
Marketing Agreements
In February 2006, the Company entered into a marketing agreement with an unrelated party to purchase the dried distillers grains with solubles (DDGS), except the portion sold locally. The buyer agrees to pay the Company a percentage of the selling price, subject to a minimum amount per ton. The agreement is terminable by either party with four months notice.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
In March 2006, the Company entered into a marketing agreement with an unrelated party for the sale of ethanol the Company is expected to produce. The Company agrees to pay the buyer a certain percentage of the sales price for certain marketing, storage, and transportation costs. The initial term is for two years from commencement of operations with renewal options thereafter in one year increments.
Utility Contracts
In March 2006, the Company entered into an agreement with an unrelated party to provide all natural gas required by the Company for the period from the date the facilities are installed and for ten years thereafter. The agreement requires minimum charges over the ten year period of approximately $50,000 per month. During fiscal 2007, the Company paid a construction security deposit and a demand security deposit totaling approximately $1,182,000 related to the pipeline construction. During fiscal 2008, these deposits were refunded and replaced by one of the standby letters of credit described in Note 7.
In September 2006, the Company entered into an agreement with an unrelated party for the acquisition and installation of water treatment equipment. The agreement provides for chemicals and ongoing support and services for the water treatment equipment for an initial term of three years from the date the plant became operational and is renewable for additional one-year terms. The Company pays approximately $10,000 per month beginning in April 2007 for the necessary chemicals and support services based on name plate production.
In February 2007, the Company entered into an agreement with an unrelated party to purchase all electrical power required by the Company beginning in April 2007, or the date the substation is energized and continues perpetually thereafter. During fiscal 2007, the Company was required to make a security deposit equal to 1.5 month’s average usage. The security deposit was refunded during fiscal 2008 and this deposit requirement is now met by one of the standby letters of credit described in Note 7.
Landfill Gas Contract
In July 2006, the Company entered into an agreement with a related party to purchase all of the extracted landfill gas for use as fuel in one or more burners at the plant. The Company agrees to purchase all gas extracted from the landfill at a specified price per MMBtu as set forth in the contract. In addition, the Company will be reimbursed up to $400,000 for the design, installation and maintenance of specific equipment and systems required to be paid by the end of the fifth year from the commencement date. The Company has recorded approximately $310,000 as a receivable with other long-term assets at September 30, 2008, which reflects the discounted present value of the amount due to the Company. The Company has recorded a corresponding amount with accrued expenses and other long-term liabilities and will be amortized into income over the life of the contract. The initial contract term for the gas supply agreement is for fifteen years. Either party may terminate the agreement subject to specific guidelines in the agreement. The owner of the landfill is an investor of the Company. The Company began receiving delivery of landfill gas under this agreement in December 2007. The Company incurred approximately $519,000 for gas costs related to the agreement in fiscal 2008, which represented approximately 9% of our usage.
Grant
The Company was the beneficiary of a $77,500 Community Development Block Grant received by Dakota County from Nebraska’s Department of Economic Development which it used to partially finance a road to the ethanol plant. As part of the grant, the Company was required to create and maintain a specified number of jobs, which principally benefit low to moderate income persons. If the grant conditions are not fulfilled, the Company and the County will be obligated to repay the grant to the Department of Economic Development.

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SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
Purchase Commitments
The Company has forward contracts in place for corn purchases of approximately $19,406,000 through September 2010, which represents approximately 10% of the Company’s anticipated purchases over the period. The Company has forward sales contracts in place for the sale of modified wet distillers grain of approximately $10,944,000 through September 2009, which represents approximately 50% of the Company’s estimated wet distillers grain sales over the period. The Company also has forward sales contracts in place for the sale of its dry distillers grain of approximately $749,000 through June 2009, which represents approximately 19% of the Company’s estimated dry distillers grain sales over the period.
Currently, some of these contract prices are above current market prices for corn. Given declining corn and ethanol prices, upon taking delivery under these contracts, the Company would incur a loss. Accordingly, the Company recorded a loss on these purchase commitments of approximately $1,846,000 at September 30, 2008, for deliveries through January 2009. The loss was recorded in the lower of cost or market adjustment on the statement of operations. The amount of the loss was determined by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory. Given the uncertainty of future corn and ethanol prices, this loss may not be recovered, and further losses on the outstanding purchase commitments could be recorded in future periods. Based on the positions at September 30, 2008, further adverse price changes of 10% in the price of ethanol and corn subsequent to year end would result in additional losses of approximately $1,296,000.
Corn Oil Extraction Contract
During May 2008, the Company entered into a contract for the design and installation of a corn oil extraction system at the Company’s production facility. The total cost of the contract is approximately $1,200,000. Through September 30, 2008, the Company had incurred costs of approximately $603,000 included with construction in progress. The agreement also provides for the rental of a temporary system at $25,000 per month, allowing the Company to begin the extraction process prior to the completion of the permanent installation. The rental fees paid will be credited to the price of the permanent system. In December 2008, the Company began extracting corn oil using the temporary equipment with installation of the permanent equipment expected in early calendar year 2009.
Tax Incentive Rebate
The Company has entered into an agreement with the State of Nebraska under the Nebraska Employment and Investment Growth Act (LB775). Under this agreement, the Company may be entitled to refunds of sales tax paid on the purchase and installation of qualified plant, machinery and equipment. To be eligible for the refunds the Company must meet and maintain specified levels of investment and employment in the State of Nebraska. The Company believes the eligibility requirements have been met during the year ended September 30, 2008, and are in the process of compiling the necessary documentation to request payment of the refunds. After submission of the refund claim, the State of Nebraska will perform an audit to verify that the required investment and employment levels have been met and maintained. The Company anticipates a refund, however, there remains uncertainty about the amount and timing of the receipt of these refunds. Accordingly, a receivable has not been recorded at September 30, 2008.

33

SIOUXLAND ETHANOL, LLC
Notes to Financial Statements
September 30, 2008 and 2007
13. RELATED PARTY TRANSACTIONS
Related party transactions during the years ended September 30, 2008 and 2007 consisted of corn purchases from, and sales of distillers grains to, persons who are significant unit holders and/or directors of the Company. All these transactions were on the same terms and conditions extended to unaffiliated parties. The amounts of such sales are set forth below:

	2008	2007
Corn purchases	$2,301,000	$838,000
Distillers grain sales	906,000	214,700

34

Item 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
     None.
Item 9A(T). CONTROLS AND PROCEDURES.
     (a) Evaluation of Disclosure Controls and Procedures. Charles Hofland, our President and Chief Executive Officer (principal executive officer), and Mark Rolfes, our Treasurer and Chief Financial Officer (principal financial officer), have reviewed and evaluated the effectiveness of our disclosure controls and procedures as of September 30, 2008. Based upon their review and evaluation, these officers believe that our disclosure controls and procedures are effective in ensuring that material information related to the Company is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission.
     (b) Management’s Report on Internal Control over Financial Reporting. Management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in Rule 13a-15(f) of the 1934 Act. Management has assessed the effectiveness of our internal control over financial reporting as of September 30, 2008, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. As a result of this assessment, management concluded that, as of September 30, 2008, a material weakness existed in the Company’s internal control over financial reporting. There were delays in our closing process and adjustments that impacted the timely completion of our trial balance and the preparation of our financial statements. The material weakness is due mostly to the limited accounting staff and the Company being in the initial stages of operations. The Company continues to review internal control processes over financial reporting to improve overall controls. As a result, management concluded that the Company’s internal control over financial reporting was not effective as of September 30, 2008. This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial public reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.
     (c) Change in Internal Control Over Financial Reporting. There have been no changes in the Company’s internal control over financial reporting during the year ended September 30, 2008 that materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.
Item 9B. OTHER INFORMATION.
     None.

35

PART III
Item 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.
     The information required to be furnished pursuant to this Item 10 relating to our Board of Directors is incorporated by reference to the Company’s Definitive Proxy Statement for its 2009 Annual Meeting of Members which will be filed by the Company with the SEC pursuant to Regulation 14A within 120 days after September 30, 2008 (the “Proxy Statement”) under the heading “ELECTION OF DIRECTORS.” Our executive officers are Charles Hofland, President and Chief Executive Officer (Principal Executive Officer) and Mark Rolfes, Treasurer and Chief Financial Officer (Principal Accounting Officer). Information relating to Messrs. Hofland and Rolfes is set forth below:
     Charles Hofland. Mr. Hofland, age 56, serves as the Company’s President and Chief Executive Officer. Mr. Hofland has been employed by the Company since September 1, 2006 as General Manager. Mr. Hofland was previously employed by Little Sioux Corn Processors LLC since 2002 as a commodities manager.
     Mark Rolfes. Mr. Rolfes, age 46, is the Company’s Controller and Chief Financial Officer. Mr. Rolfes joined the Company’s accounting staff in August 2007. He was previously employed by Williams & Co., PC in charge of financial statement compliance. From November 2001 to March 2004, Mr. Rolfes was employed with Great West Casualty Company as a statistical/tax accountant.
Section 16(a) Beneficial Ownership Reporting Compliance
  The information required to be furnished pursuant to Section 16 (a) of the Securities Exchange Act of 1934 is incorporated by reference to the Proxy Statement under the heading “Section 16(a) Beneficial Ownership Reporting Compliance.”
Adoption of Code of Ethics
     Our Board of Directors adopted a Code of Ethics that applies to all employees of the Company, including our principal executive officer, Chuck Hofland, and our principal financial officer, Mark Rolfes. Any person who would like a copy of our code of ethics may contact the Company at (402) 632-2676. Upon request the Company will provide copies of the code of ethics at no charge to the requestor.
Audit Committee
     The information required to be furnished pursuant to this item 10 relating to the Audit Committee is incorporated by reference to the Proxy Statement under the heading “Audit Committee”.
Item 11. EXECUTIVE COMPENSATION.
     The information required to be furnished pursuant to this Item 11 is incorporated by reference to the Proxy Statement under the heading “Compensation of Executive Officers.”

Item 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
  The information required to be furnished pursuant to this Item 12 is incorporated by reference to the Proxy Statement under the heading “Ownership of Our Units by Our Directors and Officers and Principal Unit holders.”

36

Equity Compensation Plans
     The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of September 30, 2008:

Number of securities
remaining available for
	Number of Securities to		future issuance under
	be issued upon the	Weighted-average	equity compensation
	exercise of outstanding	exercise price of	plans (excluding
	options, warrants and	outstanding options,	securities reflected in
	rights	warrants and rights	column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	n/a	n/a	—

Item 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.
     The information required to be furnished pursuant to this Item 13 is incorporated by reference to the Proxy Statement under the heading “Certain Relationships and Related Transactions.”
Item 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     The information required to be furnished pursuant to this Item 14 is incorporated by reference to the Proxy Statement under the heading “Accounting Fees and Services.”

37

PART IV
Item 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit No.	Exhibit

3.1	Articles of Organization of Siouxland Ethanol, LLC. Filed as Exhibit 3.1 to the Company’s registration statement on Form SB-2 (Commission File 333-123473) and incorporated by reference herein.

3.2	Amended and Restated Operating Agreement of Siouxland Ethanol, LLC. Filed as Exhibit 3.2 to the Company’s registration statement on Form SB-2 (Commission File 333-123473) and incorporated by reference herein.

4.1	Form of Membership Certificate. Filed as Exhibit 4.1 to the Company’s registration statement on Form SB-2 (Commission File 333-123473) and incorporated by reference herein.

10.1	License Agreement, dated January 20, 2006, with ICM, Inc. Filed as Exhibit 10.3 to Quarterly Report on Form 10-QSB (Commission File 333-123473) filed by the Company on February 14, 2006 and incorporated by reference herein

10.2	Ethanol Marketing Agreement, dated March 29, 2006, with Archer Daniels Midland Co. Filed as Exhibit 10.5 to Quarterly Report on Form 10-QSB (Commission File 333-123473) filed by the Company on May15, 2006 and incorporated by reference herein

10.3	Distiller’s Grain Marketing Agreement, dated March 2, 2006, with Commodity Specialist Company. Filed as Exhibit 10.3 to Quarterly Report on Form 10-QSB (Commission File 333-123473) filed by the Company on May15, 2006 and incorporated by reference herein

10.4	Modification of the terms of Distiller’s Grain Marketing Agreement, dated August 7, 2007. Filed as Exhibit 10.35 to Annual Report on Form 10-KSB (Commission File 000-52420) filed by the Company on December 31, 2007 and incorporated by reference herein

38

Exhibit No.	Exhibit

10.5	Power Purchase Agreement, dated February 2, 2007, between the Company and Northeast Nebraska Public Power District. Filed as Exhibit 10.1 to Quarterly Report on Form 10-QSB (Commission File 000-52420) filed by the Company on May 21, 2007 and incorporated by reference herein

10.6	Firm Throughput Service Agreement, dated March 14, 2006, with Northern Natural Gas Company. Filed as Exhibit 10.4 to Quarterly Report on Form 10-QSB (Commission File 333-123473) filed by the Company on May15, 2006 and incorporated by reference herein

10.7	Landfill Gas Purchase and Sale Agreement, dated July 28, 2006, with L.P. Gill, Inc. Filed as Exhibit 10.5 to Quarterly Report on Form 10-QSB (Commission File 333-123473) filed by the Company on August 14, 2006 and incorporated by reference herein

10.8	Credit Agreement, dated May 4, 2006, with Farm Credit Services of America, FLCA (“Credit Agreement”). Filed as Exhibit 10.6 to Quarterly Report on Form 10-QSB (Commission File 333-123473) filed by the Company on May15, 2006 and incorporated by reference herein

10.9	Amendment to Credit Agreement, dated October 27, 2006. Filed as Exhibit 10.1 to Quarterly Report on Form 10-QSB (Commission File 000-52420) filed by the Company on February 14, 2007 and incorporated by reference herein

10.10	Second Amendment to Credit Agreement, dated May 24, 2007. Filed as Exhibit 10.14 to Annual Report on Form 10-KSB (Commission File 000-52420) filed by the Company on December 31, 2007 and incorporated by reference herein

10.11	Third Amendment to Credit Agreement, dated September 25, 2007. Filed as Exhibit 10.15 to Annual Report on Form 10-KSB (Commission File 000-52420) filed by the Company on December 31, 2007 and incorporated by reference herein

10.12	Fourth Amendment to Credit Agreement, dated April 11, 2008. Filed as Exhibit 10.1 to the Company’s Current Report on
Form 8-K. (Commission File No. 000-52420) filed April 15, 2008 and incorporated by reference herein

10.13	Fifth Amendment to Credit Agreement, dated June 30, 2008. Filed as Exhibit 10.2 to Quarterly Report on Form 10-Q (Commission File 000-52420) filed by the Company on August 14, 2008 and incorporated by reference herein

10.14	Term Note, dated May 4, 2006, with Farm Credit Services of America, FLCA. Filed as Exhibit 10.7 to Quarterly Report on Form 10-QSB (Commission File 333-123473) filed by the Company on May15, 2006 and incorporated by reference herein

10.15	Revolving Term Note, dated May 4, 2006, with Farm Credit Services of America, FLCA. Filed as Exhibit 10.8 to Quarterly Report on Form 10-QSB (Commission File 333-123473) filed by the Company on May15, 2006 and incorporated by reference herein

10.16	$3,500,000 Revolving Term Note, dated October 27, 2006, from the Company to Farm Credit Services of America, FLCA. Filed as Exhibit 10.2 to Quarterly Report on Form 10-QSB (Commission File 000-52420) filed by the Company on February 14, 2007 and incorporated by reference herein

10.17	Security Agreement and Assignment of Hedging Account, dated October 27, 2006, between the Company and Farm Credit Services of America, FLCA. Filed as Exhibit 10.3 to Quarterly Report on Form 10-QSB (Commission File 000-52420) filed by the Company on February 14, 2007 and incorporated by reference herein

39

Exhibit No.	Exhibit

10.18	Redevelopment Contract, dated July 20, 2006, by and between the Company and the Community Redevelopment Authority of the Village of Jackson, Nebraska relating to $4,030,000 Tax Increment Revenue Bonds, Taxable Series 2006A. Filed as Exhibit 10.22 to Annual Report on Form 10-KSB (Commission File 333-123473) filed by the Company on December 28, 2006 and incorporated by reference herein

10.19	Guaranty Agreement, dated September 28, 2006, from the Company to the Community Redevelopment Authority of the Village of Jackson, Nebraska relating to $4,030,000 Tax Increment Revenue Bonds, Taxable Series 2006A. Filed as Exhibit 10.23 to Annual Report on Form 10-KSB (Commission File 333-123473) filed by the Company on December 28, 2006 and incorporated by reference herein

10.20	Subordinate Deed of Trust, Assignment of Leases and Rents and Security Agreement Fixture Filing Statement, dated September 28, 2006, made by the Company in favor of Wells Fargo Bank, National Association, as trustee of $4,030,000 Tax Increment Revenue Bonds, Taxable Series 2006A issued by the Community Redevelopment Authority of the Village of Jackson, Nebraska. Filed as Exhibit 10.24 to Annual Report on Form 10-KSB (Commission File 333-123473) filed by the Company on December 28, 2006 and incorporated by reference herein

10.21	Debt Subordination Agreement, dated September 28, 2006, by and among the Company, Wells Fargo Bank, National Associations, as trustee of $4,030,000 Tax Increment Revenue Bonds, Taxable Series 2006A issued by the Community Redevelopment Authority of the Village of Jackson, Nebraska and Farm Credit Services of America FLCA. Filed as Exhibit 10.25 to Annual Report on Form 10-KSB (Commission File 333-123473) filed by the Company on December 28, 2006 and incorporated by reference herein

10.22	Equipment and Services Agreement, dated September 26, 2006, between the Company and U.S. Water Services. Filed as Exhibit 10.21 to Annual Report on Form 10-KSB (Commission File 333-123473) filed by the Company on December 28, 2006 and incorporated by reference herein

40

Exhibit No.	Exhibit

10.23	Rail Service and Construction Agreement, dated November 11, 2006, between the Company Nebraska Northeastern Railroad. Filed as Exhibit 10.4 to Quarterly Report on Form 10-QSB (Commission File 000-52420) filed by the Company on February 14, 2007 and incorporated by reference herein

10.24	Railroad Car Lease Agreement, dated December 7, 2006, between the Company and Trinity Industries Leasing Company. Filed as Exhibit 10.5 to Quarterly Report on Form 10-QSB (Commission File 000-52420) filed by the Company on February 14, 2007 and incorporated by reference herein

14.1	Code of Ethics of Siouxland Ethanol, LLC. Filed as Exhibit 14 to Current Report on Form 8-K (Commission File 000-52420) filed by the Company on December 31, 2008 and incorporated by reference herein

31.1	Certificate pursuant to 17 CFR 240.13a-14(a).

31.2	Certificate pursuant to 17 CFR 240.13a-14(a).

32.1	Certificate pursuant to 18 U.S.C. § 1350.

32.2	Certificate pursuant to 18 U.S.C. § 1350.

41

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIOUXLAND ETHANOL, LLC

By:	/s/ Charles Hofland Charles Hofland, President and Chief Executive Officer
Date: January 13, 2009
     Puruant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 13, 2009	/s/ Charles Hofland Charles Hofland, President and Chief Executive Officer (Principal Executive Officer)

Date: January 13, 2009	/s/ Mark Rolfes Mark Rolfes, Treasure and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: January 13, 2009	/s/ Tom Lynch Tom Lynch, Chairman and Director

Date: January 13, 2009	/s/ Pam Miller Pam Miller, Vice Chairman and Director

Date: January 13, 2009	/s/ David B. Aalfs David B. Aalfs, Director

Date: January 13, 2009	/s/ Darrell Downs Darrell Downs, Director

Date: January 13, 2009	/s/ Craig Ebberson Craig Ebberson, Director

Date: January 13, 2009	/s/ Doug Garwood Doug Garwood, Secretary and Director

Date: January 13, 2009	/s/ John Kingsbury John Kingsbury, Director

Date: January 13, 2009	/s/ Donald Meisner Donald Meisner, Director

Date: January 13, 2009	/s/ Shennen Saltzman Shennen Saltzman, Director

Date: January 13, 2009	/s/ Matt Sederstrom Matt Sederstrom, Director

Date: January 13, 2009	/s/ Ronald Wetherell Ronald Wetherell, Director

42

EXHIBIT D
QUARTERLY REPORT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q
(Mark One)

☑	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the quarterly period ended June 30, 2009
or

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the transition period from            to            .
Commission File Number: 000-52420
SIOUXLAND ETHANOL, LLC
(Exact name of Registrant as specified in its charter)

Nebraska (State or other jurisdiction of incorporation or organization)	22-3902184 (I.R.S. Employer Identification No.)
1501 Knox Boulevard
Jackson, NE 68743
(Address of principal executive offices)
(402) 632-2676
(Registrant’s telephone number, including area code)
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☑ Yes   ☐ No
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes   ☑ No
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). ☐ Yes   ☐ No
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not mark if Smaller Reporting Company)	Smaller Reporting Company ☑
As of August 14, 2009, there were 3,789 membership units outstanding.

SIOUXLAND ETHANOL, LLC
Condensed Balance Sheets

	June 30,	September 30,
	2009	2008
	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$—	$4,130,632
Restricted cash	104,317	4,430,581
Accounts receivable	2,788,327	3,432,770
Inventory	4,023,514	4,097,906
Derivative instruments	315,773	—
Prepaid expenses	509,285	210,576

Total current assets	7,741,216	16,302,465

Property and Equipment
Land and land improvements	9,740,984	9,740,984
Buildings	8,508,565	8,500,470
Office equipment and furnishings	224,004	223,079
Plant equipment and machinery	61,402,176	59,945,892
Construction in progress	—	603,338

	79,875,729	79,013,763
Less accumulated depreciation	(11,434,893)	(7,436,643)

Net property and equipment	68,440,836	71,577,120

Other Assets
Restricted cash	403,000	404,807
Construction deposit	500,000	500,000
Debt issuance costs, net of amortization	341,812	394,646
Other	455,280	312,112

Total other assets	1,700,092	1,611,565

Total Assets	$77,882,144	$89,491,150

LIABILITIES AND EQUITY

Current Liabilities
Line of credit	$1,816,114	$703,034
Current maturities of long-term debt	4,943,215	4,992,970
Checks written in excess of bank balance	510,424	—
Accounts payable	1,933,428	3,368,785
Accrued expenses	1,063,833	2,860,884
Derivative instruments	—	3,747,589
Construction payable	122,610	271,836

Total current liabilities	10,389,624	15,945,098

Long-Term Debt, net of current maturities	29,184,230	25,113,869

Other Long-Term Liabilities	266,868	281,694

Commitments and Contingencies

Members’ Equity, 3,789 units issued and outstanding	38,041,422	48,150,489

Total Liabilities and Members’ Equity	$77,882,144	$89,491,150

Notes to Unaudited Condensed Financial Statements are an integral part of these Statements.

1

SIOUXLAND ETHANOL, LLC
Condensed Statements of Operations

	Three months ended	Three months ended
	June 30,	June 30,
	2009	2008
	(Unaudited)	(Unaudited)

Revenues	$22,880,100	$34,257,388

Cost of Goods Sold	21,309,140	22,238,275
Lower of Cost or Market Adjustment	109,022	—

Gross Profit	1,461,938	12,019,113

Selling, General, and Administrative Expenses	408,823	420,391

Operating Income	1,053,115	11,598,722

Other Income (Expense)
Interest income	1,130	20,258
Interest expense	(637,815)	(652,719)
Other income	5,409	2,500

Total other expense, net	(631,276)	(629,961)

Net Income	$421,839	$10,968,761

Weighted Average Units Outstanding — Basic and Diluted	3,789	3,789

Net Income Per Unit — Basic and Diluted	$111.33	$2,894.90

Distributions Per Unit — Basic and Diluted	$—	$—

Notes to Unaudited Condensed Financial Statements are an integral part of these Statements.

2

SIOUXLAND ETHANOL, LLC
Condensed Statements of Operations

	Nine months ended	Nine months ended
	June 30,	June 30,
	2009	2008
	(Unaudited)	(Unaudited)

Revenues	$67,877,417	$93,889,327

Cost of Goods Sold	74,131,266	63,442,277
Lower of Cost or Market Adjustment	1,187,725	—

Gross Profit (Loss)	(7,441,574)	30,447,050

Selling, General, and Administrative Expenses	1,252,425	1,363,058

Operating Income (Loss)	(8,693,999)	29,083,992

Other Income (Expense)
Interest income	15,947	58,033
Interest expense	(1,820,346)	(2,439,843)
Other income	389,331	217,366

Total other expense, net	(1,415,068)	(2,164,444)

Net Income (Loss)	$(10,109,067)	$26,919,548

Weighted Average Units Outstanding — Basic and Diluted	3,789	3,789

Net Income (Loss) Per Unit — Basic and Diluted	$(2,668.00)	$7,104.66

Distributions Per Unit — Basic and Diluted	$—	$—

Notes to Unaudited Condensed Financial Statements are an integral part of these Statements.

3

SIOUXLAND ETHANOL, LLC
Condensed Statements of Cash Flows

	Nine months ended	Nine months ended
	June 30,	June 30,
	2009	2008
	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities
Net income (loss)	$(10,109,067)	$26,919,548
Adjustments to reconcile net income (loss) to net cash from (used in) operations:
Depreciation and amortization	4,051,084	4,063,627
Change in fair value of derivative instruments	(407,954)	(1,899,181)
Loss on lower of cost or market adjustment	1,187,725	—
Income earned on restricted cash and investments	(2,138)	(19,022)
Other	(143,168)	—
Change in assets and liabilities:
Restricted cash	4,192,237	(907,387)
Accounts receivable	644,443	(94,388)
Inventory	(1,113,333)	(3,411,779)
Derivative instruments	(3,655,408)	(1,333,291)
Deposits and prepaid expenses	(298,709)	1,163,489
Accounts payable	(1,435,357)	(55,855)
Accrued expenses and other liabilities	(1,811,877)	(51,464)

Net cash from (used in) operating activities	(8,901,522)	24,374,297

Cash Flows from Investing Activities
Capital expenditures	(1,011,192)	(775,383)

Net cash used in investing activities	(1,011,192)	(775,383)

Cash Flows from Financing Activities
Proceeds from line of credit	2,467,161	771,000
Payments on line of credit	(1,354,081)	(771,000)
Checks written in excess of bank balance	510,424	—
Proceeds from revolving term note	6,127,920	1,000,000
Payments on revolving term note	(813,065)	(7,353,691)
Payments on long-term debt	(1,294,249)	(6,099,312)
Net withdrawals from restricted cash	137,972	183,548

Net cash from (used in) financing activities	5,782,082	(12,269,455)

Net Decrease in Cash and Equivalents	(4,130,632)	11,329,459

Cash and Equivalents — Beginning of Period	4,130,632	5,924,234

Cash and Equivalents — End of Period	$—	$17,253,693

Supplemental Cash Flow Information
Cash paid during the period for interest expensed	$1,746,561	$2,129,583

Supplemental Disclosure of Noncash Investing and Financing Activities
Capital expenditures in construction payable	$122,610	$—

Notes to Unaudited Condensed Financial Statements are an integral part of these Statements.

4

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The condensed balance sheet as of September 30, 2008, which has been derived from audited financial statements, and the accompanying unaudited interim condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to those rules and regulations, although the company believes that the disclosures made are adequate to make the information not misleading. These condensed financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company’s audited financial statements for the year ended September 30, 2008, contained in the Company’s annual report on Form 10-K.
In the opinion of management, the condensed interim financial statements reflect all adjustments (consisting of normal recurring accruals) that we consider necessary to present fairly the Company’s results of operations, financial position and cash flows. The results reported in these condensed interim financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.
Nature of Business
Siouxland Ethanol, LLC (the “Company”) operates a 50 million gallon per year ethanol plant (the “Plant”) in Dakota County, Nebraska. The Company produces and sells fuel ethanol and distillers grains, a co-product of the fuel ethanol production process, and corn oil.
Accounting Estimates
Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. The Company uses estimates and assumptions in accounting for the following significant matters, among others, the carrying value and useful lives of long-lived assets, and estimates of losses on forward contract commitments. Actual results may differ from previously estimated amounts, and such differences may be material to our financial statements. The Company periodically reviews estimates and assumptions, and the effects of revisions are reflected in the period in which the revision is made. Actual results could differ from those estimates.
Revenue Recognition
The Company generally sells ethanol and related products pursuant to marketing agreements. The Company’s products are shipped FOB shipping point. Revenues are recognized when the marketing company has taken title and has assumed the risks and rewards of ownership, prices are fixed or determinable and collectability is reasonably assured.

5

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
Fair Value of Financial Instruments
The carrying values of cash and equivalents and restricted cash approximate their fair value. Derivative instruments and investments approximate their fair value based on quoted prices in active exchange-traded or over-the-counter market conditions.
The Company believes the carrying amount of the line of credit approximates the fair value due to the variable interest rate and short-term nature of the debt.
The Company has long-term debt with fixed and variable rates of interest as described in Note 7. The carrying amount and the fair value of long-term debt are as follows at June 30, 2009:

	Carrying Amount	Fair Value

Long-term debt at June 30, 2009	$34,127,445	$33,299,000
Reclassifications
The Company made certain reclassifications to the statements of operations for the three and nine months ended June 30, 2008, to conform to classifications for the three and nine months ended June 30, 2009. The statement of operations for the 2008 period was changed to reclassify marketing fees and commissions of approximately $357,000 and $1,011,000 for the three and nine month periods, respectively, netted against revenue rather than as a component of selling, general, and administrative expenses. Freight revenues of approximately $289,000 and $749,000 for the three and nine month periods, respectively, previously netted with freight costs in cost of goods sold, are now included with revenues for the 2008 period. Additionally, certain indirect production taxes, insurance expense and compliance testing fees of approximately $171,000 and $413,000 for the three and nine month periods, respectively, are included in cost of goods sold rather than in selling, general and administrative expenses. Lastly, loan fees and amortization of capitalized debt issue costs of approximately $74,000 and $265,000 for the three and nine month periods, respectively, are included in interest expense rather than selling, general, and administrative expenses. These reclassifications had no effect on members’ equity, net income, or cash flows previously reported.
Recently Adopted Accounting Pronouncements
In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments.” FSP FAS 107-1 and APB 28-1 require disclosures about fair value of financial instruments for interim reporting periods as well as in annual financial statements. This new accounting standard was adopted for our financial statements for the three months ending June 30, 2009. The adoption of FSP FAS 107-1 and APB 28-1 did not have a material impact on our financial statements.
In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165 (SFAS 165), “Subsequent Events.” SFAS 165 establishes the general standards of accounting for and disclosure of subsequent events. In addition, it requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. This new accounting standard was adopted for our financial statements for the three months ending June 30, 2009. The adoption of SFAS 165 did not have a material impact on our financial statements.

6

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
Subsequent Events
The Company has evaluated subsequent events through August 14, 2009, the date which the financial statements were available to be issued.
2. UNCERTAINTIES
The Company derives substantially all of its revenues from the sale of ethanol and distillers grains. These products are commodities and the market prices for these products display substantial volatility and are subject to a number of factors which are beyond the control of the Company. The Company’s most significant manufacturing inputs are corn and natural gas. The price of these commodities is also subject to substantial volatility and uncontrollable market factors. In addition, these input costs do not necessarily fluctuate with the market price for ethanol and distillers grains. As a result, the Company is subject to significant risk that its operating margins can be reduced or eliminated due to the relative movements in the market prices of its products and major manufacturing inputs. As a result, market fluctuations in the price of or demand for these commodities can have a significant adverse effect on the Company’s operations, profitability, the availability and adequacy of cash flow to meet the Company’s working capital requirements, and the Company’s ability to maintain compliance with loan covenants. The Company experienced negative margins during the first six months of fiscal 2009 and as a result was out of compliance with certain provisions of the credit agreement at that time. The Company is currently in compliance with all of its covenants in the credit agreement. While the Company received waivers and the lenders have amended the credit agreement for the instances of non-compliance in prior quarters, in the event of future instances of non-compliance, there is no assurance that the Company will continue to receive additional waivers or amendments.
3. FAIR VALUE MEASUREMENTS
Effective October 1, 2008, we adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (SFAS 157), as it applies to our financial instruments, and Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115 (SFAS 159). SFAS 157 defines fair value, outlines a framework for measuring fair value, and details the required disclosures about fair value measurements. SFAS 159 permits companies to irrevocably choose to measure certain financial instruments and other items at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparison between entities that choose different measurement attributes for similar types of assets and liabilities.
Under SFAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market. SFAS 157 establishes a hierarchy in determining the fair value of an asset or liability. The fair value hierarchy has three levels of inputs, both observable and unobservable. SFAS 157 requires the utilization of the lowest possible level of input to determine fair value. Level 1 inputs include quoted market prices in an active market for identical assets or liabilities. Level 2 inputs are market data, other than Level 1, that are observable either directly or indirectly. Level 2 inputs include quoted market prices for similar assets or liabilities, quoted market prices in an inactive market,

7

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
and other observable information that can be corroborated by market data. Level 3 inputs are unobservable and corroborated by little or no market data. Except for those assets and liabilities which are required by authoritative accounting guidance to be recorded at fair value in our balance sheets, the Company has elected not to record any other assets or liabilities at fair value, as permitted by SFAS 159. No events occurred during the nine months ended June 30, 2009, that would require adjustment to the recognized balances of assets or liabilities which are recorded at fair value on a nonrecurring basis.
The following table provides information on those assets measured at fair value on a recurring basis.

	Fair Value as of	Fair Value Measurement Using
	June 30, 2009	Level 1	Level 2	Level 3
Restricted Cash — current	$104,317	$104,317	$—	$—
Restricted Cash — long-term	$403,000	$403,000	$—	$—
Commodity derivative instruments	$315,773	$315,773	$—	$—
The fair value of the commodity derivative instruments, which relates to corn, and money market funds included in restricted cash are based on quoted market prices in an active market.
4. INVENTORY
Inventory consisted of the following at:

	June 30,	September 30,
	2009	2008*
Raw materials	$2,119,428	$2,634,690
Supplies	342,470	340,485
Work in process	548,180	830,261
Finished goods	1,013,436	292,470

Total	$4,023,514	$4,097,906

*	Derived from audited financial statements.
The Company recorded a loss of approximately $44,000 and $615,000 for the three and nine months ending June 30, 2009, related to inventory where the market value was determined to be less than the cost basis, attributable primarily to decreases in market prices of corn and ethanol. The loss was recorded with the lower of cost or market adjustment in the statement of operations.
5. DERIVATIVE INSTRUMENTS
From time to time, the Company enters into derivative transactions to hedge its exposures to commodity price fluctuations. During the first quarter of 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FAS Statement No. 133 (SFAS 161). This statement requires holders of derivative instruments to provide qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses from derivative instruments, and disclosures about credit-risk-

8

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
related contingent features in derivative agreements. The Company adopted this statement effective in the first calendar quarter of 2009.
As of June 30, 2009, the Company has entered into corn derivative instruments, which are required to be recorded as either assets or liabilities at fair value in the statement of financial position. Derivatives qualify for treatment as hedges when there is a high correlation between the change in fair value of the derivative instrument and the related change in value of the underlying hedged item and when the Company formally documents, designates, and assesses the effectiveness of transactions that receive hedge accounting initially and on an on-going basis. The Company must designate the hedging instruments based upon the exposure being hedged as a fair value hedge or a cash flow hedge. While the Company does not typically designate the derivative instruments that it enters into as hedging instruments because of the administrative costs associated with the related accounting, the Company believes that the derivative instruments represent an economic hedge. The Company does not enter into derivative transactions for trading purposes.
The Company enters into corn and natural gas commodity-based derivatives in order to protect cash flows from fluctuations caused by volatility in commodity prices for periods up to 24 months. These derivatives are put in place to protect gross profit margins from potentially adverse effects of market and price volatility on ethanol sales and corn purchase commitments where the prices are set at a future date. These derivatives are not designated as effective hedges for accounting purposes. For derivative instruments that are not accounted for as hedges, or for the ineffective portions of qualifying hedges, the change in fair value is recorded through earnings in the period of change. Gains and losses from corn and natural gas derivative instruments, including unrealized changes in the fair value of these positions, are included in the results of operations and are classified as costs of goods sold.
As of June 30, 2009, the notional amount of the Company’s outstanding corn derivative instruments was approximately 1,060,000 bushels that were entered into to hedge forecasted corn purchases through December 2009.
The following tables provide details regarding the Company’s fair value of the derivative instruments at June 30, 2009, none of which are designated as hedging instruments:

	Balance Sheet location	Assets	Liabilities

Corn contracts	Derivative instruments	$315,773	$—

9

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
The following tables provide details regarding the approximate gains and (losses) from the Company’s derivative instruments in statements of operations, none of which are designated as hedging instruments:

	Statement of	Three Months Ended June 30,
	Operations location	2009	2008
Corn contracts	Cost of goods sold	$164,000	$9,515,000
Natural gas contracts	Cost of goods sold	—	30,000

Totals		$164,000	$9,545,000

	Statement of	Nine Months Ended June 30,
	Operations location	2009	2008
Corn contracts	Cost of goods sold	$(6,202,000)	$20,875,000
Natural gas contracts	Cost of goods sold	(141,000)	30,000

Totals		$(6,343,000)	$20,905,000

6. LINE OF CREDIT
The Company has a line of credit for up to $3,500,000, subject to borrowing base limitations, until March 1, 2010. Interest accrues on the outstanding balance at the three-month LIBOR rate plus 4%, however, in accordance with an amendment to the loan agreement, beginning May 15, 2009, the minimum rate of interest will not be less than 5.0%. As of June 30, 2009, interest was accruing at 5.0% and is payable monthly. The Company is obligated to pay the lender a commitment fee equal to 0.35% on the unused portion of the line. The Company had an outstanding balance on this line at June 30, 2009, of $1,816,114. The line of credit is secured by a common credit agreement along with the revolving promissory note and the term note described in Note 7.
The Company maintains three standby letters of credit totaling approximately $1,579,000, which reduce the amount available on the line of credit. The letters of credit have been issued for a rail car lease agreement, an electrical purchase agreement and a natural gas purchase agreement. An annual fee of 2.5% of the amount reserved is paid to the lender for the reservation under the letters of credit.

10

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
7. LONG-TERM DEBT
Long-term debt consists of the following at:

	June 30,	September 30,
	2009	2008*
Term note payable, see terms below	$24,826,875	$26,015,000

Revolving promissory note, see terms below	5,314,855	—

Tax increment financing	3,950,000	4,025,000

Equipment note	35,715	66,839

Total	34,127,445	30,106,839

Less amounts due within one year	4,943,215	4,992,970

Net long-term debt	$29,184,230	$25,113,869

*	Derived from audited financial statements.
Term Note
The Company has a term note which bears interest at a variable rate equal to the three-month LIBOR rate plus 4%, however, in accordance with an amendment to the loan agreement, beginning May 15, 2009, the minimum rate of interest will not be less than 5.0%. As of June 30, 2009, interest was accruing at 5.0% on the variable rate portion of the loan. In April 2008, the Company elected to convert $17,500,000 of the outstanding principal balance of the term note to fixed rates of interest ranging from 5.65% to 6.69% for periods maturing from April 2009 through April 2012. A total of $5,500,000 million converted back to variable rate debt in April 2009. In addition to the scheduled payments, the Company is required to make additional principal payments within 120 days of each fiscal year end equal to 65% of the Company’s excess cash flow determined at the end of the fiscal year, but not to exceed $2,500,000 per fiscal year and an aggregate total of $8,000,000, provided such payments will not result in a default to other loan covenants. At September 30, 2008, the Company included an estimated excess cash flow payment of $2,500,000 with current maturities of long-term debt, in addition to the regularly scheduled principal payments. The Company was not required to make that payment in January 2009 in order to maintain compliance with other provisions of the credit agreement.
Revolving Promissory Note
The Company has a revolving promissory note with the same lending institution for up to $11,881,250. The Company pays interest on the principal advances monthly at a variable rate equal to the three-month LIBOR rate plus 4%, however, in accordance with an amendment to the loan agreement, beginning May 15, 2009, the minimum rate of interest will not be less than 5.0%. As of June 30, 2009, interest was accruing at 5.0% and is payable monthly. Beginning in September 2015, or three months after the repayment of the term note described above, the Company is required to make 10 quarterly installments of $1,188,125, to the extent of the principle balance outstanding, plus accrued interest until December 1, 2017. The Company pays a commitment fee of 0.5% on the unused portion of the revolving promissory note.

11

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
The term note, the revolving promissory note and the line of credit described in Note 6 are subject to a common credit agreement containing various financial and non-financial covenants that, among other things, limit cash distributions and capital expenditures, and require minimum debt service coverage, net worth and working capital levels. The lending institution modified the terms of the credit agreement to reduce the minimum working capital requirement from $6,000,000 to $4,000,000 beginning January 31, 2009 and from $4,000,000 to $2,750,000 effective April 1, 2009. On December 31, 2009 the minimum working capital requirement will increase to $3,500,000 through December 31, 2010, after which the minimum working capital requirement will increase to $5,000,000. For purposes of the credit agreement, working capital is defined as current assets, plus any unused borrowing capacity under the revolving promissory note, less current liabilities. In addition, the lending institution agreed to eliminate the debt coverage ratio requirement for the fiscal year ending September 30, 2009. The tangible net worth requirement was reduced from $36,800,000 to $35,000,000 effective April 1, 2009. On December 31, 2009, the minimum tangible net worth requirement will increase to $36,250,000 through December 31, 2010, after which it will increase to $37,750,000. Capital expenditures during fiscal years 2008 and 2009 are limited to a total of $2,500,000 for the two year period. Thereafter, capital expenditures are limited to $500,000 per year. The amendment also prohibits distribution of earnings without prior written consent of the lender through September 30, 2010.
With the foregoing modifications, the Company anticipates that it will be able to comply with all covenants in the credit agreement through June 30, 2010, based on its current projection of operating results. However, it is at least reasonably possible that actual results could differ from those projections; which include among other things, management estimates, assumptions, and weighted probabilities for anticipated corn, ethanol, natural gas, and distillers grains prices, cash flows, and production rates and efficiencies. If the Company is not in compliance with its credit agreement covenants, the lending institution may enforce its available remedies against the Company. Among other things, borrowings under the term note, revolving promissory note and the line of credit are secured by a first priority security interest on all of the Company’s business assets. In addition, the lending institution may limit additional advances under the credit agreement in the event it determines there has been an event, occurrence or circumstance that has a material negative effect on the Company’s business operations or prospects.
In connection with the waivers and the amendments to the credit agreement, the interest rate on the variable portion of the Company’s borrowings for the remaining term of the credit agreement was increased from 3% over the three-month LIBOR to 4% over the three-month LIBOR rate, but shall not, in any event, be less than 5%. The amendments to the credit agreement also eliminated the provision that would have lowered the interest rate on the term note and the revolving promissory note to 2.85% above the three-month LIBOR rate after a year end in which the Company’s ratio of net worth to total assets exceeds 60% and the Company was not in default under the terms of the credit agreement.

12

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
Maturities
The estimated maturities of long-term debt at June 30, 2009, are as follows:

2010	$4,943,215
2011	4,922,500
2012	4,937,500
2013	4,957,500
2014	4,977,500
Thereafter	9,389,230

Total long-term debt	$34,127,445

8. COMMITMENTS AND CONTINGENCIES
Purchase and Sales Commitments
The Company has forward fixed price and basis contracts in place for corn purchases of approximately $10,689,000, which at name plate capacity, represents approximately 40% and 13% of the Company’s anticipated purchases through September 2009 and 2010, respectively. The Company has forward sales contracts in place for the sale of modified wet distillers grain of approximately $4,874,000 which represents approximately 80% and 25% of the Company’s estimated wet distillers grain sales through September 2009 and 2010, respectively. The Company has forward sales contracts in place for the sale of dry distillers grain of approximately $604,000 which represents approximately 14% and 7% of the Company’s estimated dry distillers grain sales through September 2009 and 2010, respectively. The Company also has forward sales contracts in place for the sale of ethanol of approximately $2,766,000 through July 2009, which represents approximately 38% of the Company’s estimated sales volume for the period.
Currently, some of the forward corn contract prices are above current and future estimated market prices for corn in their respective delivery month. Given a decline in corn and ethanol prices since these contracts were entered into, the Company estimates it has incurred an economic loss as of June 30, 2009, on some of these contracted bushels. The Company had accrued losses on these purchase commitments of approximately $125,000, included with accrued expenses, at June 30, 2009. Losses on purchase commitments are recorded in the lower of cost or market adjustment on the statement of operations. This amount includes losses of approximately $65,000 and $573,000 for the three and nine months ended June 30, 2009. The amount of the loss was determined by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory. Given the uncertainty of future corn and ethanol prices, this loss may not be recovered, and further losses on the outstanding purchase commitments could be recorded in future periods.
Ethanol Sales Agreement
On May 1, 2009, the Company entered into an Ethanol Product Off-Take Agreement (the “Ethanol Agreement”) with Gavilon LLC (“Gavilon”) and terminated its prior ethanol marketing agreement with Archer Daniels Midland. Under the Ethanol Agreement, Gavilon is obligated to bid on 100% of the

13

SIOUXLAND ETHANOL, LLC
Notes to Unaudited Condensed Financial Statements
June 30, 2009
Company’s annual production of fuel ethanol up to 60 million gallons per year and the Company is obligated to consider all such bids, subject to the right of the Company to retain up to 600,000 gallons of ethanol per month for sales to third parties. Gavilon will pay all transportation costs associated with the ethanol sold under the Ethanol Agreement. However, to the extent Gavilon maintains a dedicated fleet of railcars to be used to transport ethanol sold by the Company, the Company has agreed to be responsible for the net leasing cost incurred by Gavilon (including in-service freight and mileage equalization costs) for these dedicated railcars. The Company and Gavilon will confer at least annually to determine the number of railcars needed to transport ethanol from the Company’s plant. Gavilon will invoice the Company monthly for such railcar leasing costs.
The Ethanol Agreement has an initial term of one year, but may be extended for up to three additional one-year terms by mutual agreement of the parties. Either party may terminate the Ethanol Agreement without cause at any time upon 90 days written notice. If the Company terminates the Ethanol Agreement without cause, it will remain responsible for any railcar leasing costs incurred by Gavilon through the remainder of the current term of the Ethanol Agreement.
9. RELATED PARTY TRANSACTIONS
Related party transactions during the nine months ended June 30, 2009 and 2008, consisted of corn purchases from, and sales of distillers grains to, persons who are significant unit holders and/or directors of the Company. All these transactions were on the same terms and conditions extended to unaffiliated parties. The approximate amounts of such transactions are set forth below for the three and nine months ended June 30:

Three Months Ended	2009	2008
Corn purchases	$648,000	$446,000
Distillers grain sales	198,000	264,000

Nine Months Ended	2009	2008
Corn purchases	$2,451,000	$1,774,000
Distillers grain sales	787,000	698,000

14

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation
     We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the three- and nine-month periods ended June 30, 2009. This discussion and analysis should be read in conjunction with the financial statements, notes and the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008. Our results of operations for the three- and nine-months ended June 30, 2009 are not necessarily indicative of the results of operations we may experience for the full fiscal year ending September 30, 2009 or any other future period.
Disclosure Regarding Forward-Looking Statements
     This report on Form 10-Q, including this Management’s Discussion and Analysis of Financial Condition and Results of Operations, contains a number of forward-looking statements that relate to future events and our expectations regarding future performance or conditions. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements, and others we make from time to time, are subject to a number of risks and uncertainties, both known and unknown. Many factors could cause our actual results to differ materially from those projected in forward-looking statements. While it is impossible to identify all such risk factors, some which could cause our actual results to differ materially from those that we anticipate in our forward-looking statements include, but are not limited to:
•	Changes in the availability and costs of products and raw materials, particularly corn and natural gas;

•	Changes in the production capacity of the ethanol industry, advances in ethanol technologies and other competitive factors;

•	Fluctuations in the price and market for ethanol and distillers grains;

•	Financial impact of our hedging strategies;

•	Our ability to market and our reliance on third parties to market our products;

•	Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;

•	Changes in interest rates and the availability of credit to support capital improvements and operations;

•	Changes in or elimination of governmental mandates for the use of ethanol or other laws, tariffs, trade or other controls or enforcement practices affecting the ethanol markets;

•	Fluctuations in U.S. petroleum consumption and in petroleum and gasoline prices;

•	The availability and adequacy of cash flow to meet our working capital requirements;

•	Competition from alternative fuels and alternative fuel additives;

•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

•	Lack of transport, storage and blending infrastructure preventing ethanol from reaching markets;

•	The loss of, or inability to obtain, any license or permit needed to operate our plant;

•	The loss of available loan funding due to our inability to comply with loan covenants;

•	Unanticipated liability resulting from litigation or regulatory actions.
     The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We do not undertake any duty to update forward-looking statements after the date they are

15

made or to conform them to actual results or to changes in circumstances or expectations. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.
Overview
     We operate a single dry mill corn-based ethanol plant near Jackson, Nebraska with a stated capacity to produce 50 million gallons of denatured fuel grade ethanol and 160,000 tons of dried distillers grains per year (the “Plant”). The Plant was completed and full scale production began in May 2007. Our revenues are derived primarily from the sale of ethanol and distillers grains (“DGs”). We also began the extraction of corn oil in December 2008 and we are continuing to fine tune the operation of that equipment. We have operated the Plant at substantially full capacity since May 2007 however, we continually evaluate production levels in light of market conditions and there is no assurance that we will continue to operate the Plant at substantially full capacity in future periods. Due to current market conditions in the ethanol industry, the Company is not currently pursuing its previously announced plans to expand the Plant’s productive capacity from 50 million to 100 million gallons per year.
     Our operating results are largely driven by the prices at which we sell ethanol and DGs and the costs related to their production, particularly the prices of corn and natural gas which are the two largest components of our production costs. Ethanol, DGs, corn and natural gas are commodities and their market prices are influenced by supply and demand and a number of other factors over which we have no control. The prices of ethanol, corn and natural gas have been extremely volatile during the past eighteen months and we expect to see continuing fluctuations in these prices during the remainder of fiscal 2009. While we anticipate continued demand for ethanol due to a number of factors discussed in our report on Form 10-K, the downturn in the U.S. economy has reduced the demand for motor fuels generally. This puts downward pressure on the price of unleaded gasoline in U.S. markets and on the price of ethanol. In addition, although the ethanol industry is currently operating at less than capacity, new plants are coming online and existing plants are restarting production. As a result, the ethanol market may continue to be oversupplied. Until we see the demand side keep pace or exceed the supply, we expect we will continue to see downward pressure on the price of ethanol. Our financial condition may be negatively affected by decreases in the selling price of ethanol.
     We realized negative operating margins, cash flows and a net loss during the first half of fiscal 2009 as a result of low ethanol prices, our comparatively high cost of corn, and derivative losses. However, by the end of our second quarter of fiscal 2009, we had used a majority of the higher priced corn that we contracted in 2008. We have also seen a slight rebound in the price of ethanol from the lows earlier in this fiscal year. This improved relationship between the price of ethanol and our cost of corn, in conjunction with other steps mentioned below, has allowed us to return to positive operating margins and a net profit during the quarter ending June 30, 2009. We continue to take steps to reduce our exposure to negative margins including but not limited to reducing overhead expenses, taking various measures to maximize production efficiencies, and making adjustments in our hedging and risk management strategies. Effective May 1, 2009, we terminated our ethanol marketing agreement with Archer Daniels Midland (“ADM”) and entered into a new ethanol marketing agreement with Gavilon, LLC. The new ethanol marketing agreement provides management with more transparent ethanol pricing information, better control over operating margins and an improved ability to market our ethanol, including selling to local markets.

16

Results of Operations
     Comparison of the three month periods ended June 30, 2009 and 2008. The following table shows the results of our operations for the three months ended June 30, 2009 and 2008.

	Three Months Ended		Three Months Ended
	June 30, 2009		June 30, 2008
	(Unaudited)		(Unaudited)
Statement of Operations Data	Amount	% of Revenues	Amount	% of Revenues
Revenues	$22,880,100	100.0%	$34,257,388	100.0%
Cost of Goods Sold	21,418,162	93.6%	22,238,275	64.9%

Gross Profit	1,461,938	6.4%	12,019,113	35.1%
SG&A Expenses	408,823	1.8%	420,391	1.2%

Operating Income	1,053,115	4.6%	11,598,722	33.9%
Other Expense, net	(631,276)	(2.8)%	(629,961)	(1.9)%

Net Income	$421,839	1.8%	$10,968,761	32.0%

     Revenues. During the three months ended June 30, 2009, we sold approximately 11.6 million gallons of ethanol for approximately $17.4 million comprising 76.3% of our total revenues and approximately 38,000 dry equivalent tons of distillers grains (“DGs”) for approximately $5.1 million comprising 22.1% of our total revenues. We also sold approximately 722,000 pounds of corn oil for approximately $142,000 comprising 0.6% of our total revenues. During the three months ended June 30, 2008, we sold approximately 12.4 million gallons of ethanol for approximately $29.0 million comprising 84.8% of our total revenues and approximately 44,000 dry equivalent tons of DGs for approximately $4.9 million comprising 14.4% of our total revenues. No corn oil was produced at the Plant during the three months ended June 30, 2008. The 33.2% decrease in overall revenues for the three months ended June 30, 2009 as compared to the same period in the previous fiscal year was due primarily to a 39.9% decrease in our ethanol revenues. The decrease in ethanol revenues was due to a 7.0% decrease in gallons sold, in conjunction with a 35.4% decrease in the average sale price per gallon of ethanol. The decrease in gallons sold was primarily a result of slightly reduced production capacity during the three-month period ending June 30, 2009, due to a production equipment issue which was repaired during our scheduled maintenance shut down in June 2009. Our average price per gallon of ethanol sold had fallen from $2.34 during the third quarter of fiscal 2008, to $1.51 during the third quarter of fiscal 2009.
     The decrease in ethanol revenue was partially offset by a 2.7% increase in revenues from the sale of DGs. Although there was a decrease in dry equivalent tons of DGs sold in the third quarter of fiscal 2009 compared to the third quarter of fiscal 2008, a 18.8% increase in the average price per dry equivalent ton received for DGs during the third quarter of fiscal 2009 compared to the third quarter of fiscal 2008, resulted in the overall increase in DGs revenue. Modified wet DGs are sold to customers in the local market under contracted or current market prices and typically represents approximately 70.0% of DGs sales. Dry DGs are sold to local customers or to Cenex Harvest States under a marketing agreement. We use forward contracts to lock in a portion of the anticipated sales of distillers grains.
     Cost of Goods Sold. Our cost of goods sold include, among other things, the cost of corn and natural gas, processing ingredients, electricity, salaries and benefits of production personnel, Plant maintenance and depreciation expense. In addition, gains or losses on derivative instruments that we use to hedge the price of corn and natural gas and changes to the carrying value of our inventories affect our costs of goods sold. Although we produced and sold less ethanol and DGs during the quarter ended

17

June 30, 2009, than we did during the quarter ended June 30, 2008, our costs of goods sold only decreased by approximately $800,000 from period to period. However as a percentage of sales, our cost of goods sold increased 28.7% primarily a result of a $9.4 million change in the recorded amount of derivative gains (discussed below) from period to period. This $9.4 million swing in hedge gains, is also the main driving force in the $10.6 million or 28.7% decrease in gross profit from period to period.
     During the third quarter of fiscal 2009, there was a 29.4% decrease in our price per bushel paid for corn. Including the net effects of lower of cost or market adjustments to corn, our average cost was $3.82 per bushel of corn compared to $5.41 per bushel of corn during the third quarter of the prior fiscal year. Similarly, the average price of natural gas used at the Plant during the third quarter of fiscal 2009 was 64.5% less than during the third quarter of fiscal 2008. In addition, we supplement our natural gas requirements with methane generated at a landfill located near the Plant. During the quarter ended June 30, 2009, we purchased approximately 30,000 decatherms (“Dths”) of methane gas from the landfill, which represented approximately 9.4% of our gas usage for the quarter, at an average purchase price of $4.75 per Dth. This compared to an average purchase price of $3.76 per Dth for natural gas purchased in the same period.
     Because none of our derivative contracts were designated as cash flow or fair value hedges, gains or losses in the market value of these contracts were recognized during the quarters as an increase or decrease to our costs of goods sold. The gain, primarily from corn derivative instruments during the third quarter of fiscal 2009 was approximately $164,000 compared to approximately $9.5 million in gains from corn derivatives during the third quarter of fiscal 2008. Because derivative gains are a reduction to the cost of goods sold, this resulted in an approximate $164,000 decrease in our cost of goods sold for the third quarter of fiscal 2009 as compared to an approximate $9.5 million decrease in the third quarter of fiscal 2008. In addition, cost of goods sold for the third quarter of fiscal 2009, as compared to the third quarter of fiscal 2008, increased as a result of the recognition of lower of cost or market adjustments totaling approximately $109,000 related to inventory and accrued losses on forward corn price purchase contracts, as a result of a determination that the market value of the inventory and of these contracts were less than their cost basis. This was a decrease from the lower of cost or market adjustment of $871,000 and $207,000 recorded in the first and second quarter of fiscal 2009, respectively.
     With the new ethanol marketing agreement entered into during the third quarter of fiscal 2009, management is able to forward contract ethanol sales, while simultaneously purchasing required corn and natural gas inputs, allowing us to lock in relative profit margins. We also use futures and option contracts to help mitigate our exposure to movements in corn and natural gas prices; but there is no assurance that these hedging strategies will be effective With the new marketing structure, and given the current market conditions, we anticipate a smaller volume of derivative instruments than in prior periods. As market conditions change, gains or losses may occur from derivatives in place as of June 30, 2009, and will have an effect on subsequent periods. In addition, gains or losses on derivative instruments do not necessarily coincide with the related corn or natural gas purchases. This may cause substantial fluctuations in cost of goods sold from period to period. While we do not use hedge accounting to match gains or losses on derivative instruments, we believe the derivative instruments provide an economic hedge.
     Selling, General and Administrative Expenses. Selling, general and administrative (“SG&A”) expenses included salaries and benefits of administrative employees, insurance, professional fees and other general administrative costs. These expenses generally do not vary with the level of production at the Plant. While we saw a slight decrease in our SG&A expenses from period to period, the percentage as compared to revenues increased to 1.8% for the quarter ending June 30, 2009 compared to 1.2% the quarter ended June 30, 2008, primarily due to the decrease in revenues from ethanol sales.
     Other Income (Expense). Other expense consists primarily of interest expense on our borrowings of approximately $638,000 and $653,000 during the three months ended June 30, 2009 and 2008,

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respectively. Interest expense consisted primarily of interest payments on our credit facilities with Farm Credit Services of America, FLCA (“Farm Credit”) described below. Interest expense also included interest payments on our Tax Increment Revenue Bonds and on a note used to finance certain equipment. Overall our interest costs have declined slightly due to lower average interest rates on that portion of our borrowings that bear interest at variable rates.
     Comparison of the nine-month periods ended June 30, 2009 and 2008. The following table shows the results of our operations for the nine months ended June 30, 2009 and 2008.

	Nine Months Ended		Nine Months Ended
	June 30, 2009		June 30, 2008
	(Unaudited)		(Unaudited)
Statement of Operations Data	Amount	% of Revenues	Amount	% of Revenues
Revenues	$67,877,417	100.0%	$93,889,327	100.0%
Cost of Goods Sold	75,318,991	111.0%	63,442,277	67.6%

Gross Profit (Loss)	(7,441,574)	(11.0)%	30,447,050	32.4%
SG&A Expenses	1,252,425	1.8%	1,363,058	1.4%

Operating Income (loss)	(8,693,999)	(12.8)%	29,083,992	31.0%
Other Expense, net	(1,415,068)	(2.1)%	(2,164,444)	(2.3)%

Net Income (loss)	$(10,109,067)	(14.9)%	$26,919,548	28.7%

     Revenues. During the nine months ended June 30, 2009, we sold approximately 34.8 million gallons of ethanol for approximately $51.7 million comprising 76.2% of our total revenues and approximately 111,000 dry equivalent tons of DGs for approximately $15.1 million comprising 22.3% of our total revenues. We also sold approximately 1.2 million pounds of corn oil for approximately $212,000 comprising 0.3% of our total revenues. During the nine months ended June 30, 2008, we sold approximately 39.6 million gallons of ethanol for approximately $79.3 million comprising 84.4% of our total revenues and approximately 131,000 dry equivalent tons of DGs sales for approximately $13.9 million comprising 14.8% of our total revenues. No corn oil was produced at the Plant during the nine months ended June 30, 2008. The 27.7 % decrease in overall revenues for the nine months ended June 30, 2009 as compared to the same period in the previous year was due primarily to a 34.7% decrease in our ethanol revenues. The decrease in ethanol revenues was due to a 12.1% decrease in gallons of ethanol sold in conjunction with a 25.7% decrease in the average sale price per gallon of ethanol. The decrease in gallons sold was primarily the effect of planned lower production rates in an effort to maximize production efficiencies during a period of reduced margins. In addition our overall production capacity was slightly limited for a portion of the three-month period ending June 30, 2009, due to a production equipment issue which was repaired during our scheduled maintenance shut down in June 2009. Our average price per gallon of ethanol sold had fallen from $2.00 during the first nine months of fiscal 2008, to $1.49 during the first nine months of fiscal 2009.
     The decrease in ethanol revenue was partially offset by a 9.1% increase in revenues from the sale of DGs. Although there was a decrease in tons of DGs sold in the first nine months of fiscal 2009 compared to the first nine months of fiscal 2008, a 28.6% increase in the average price per ton received for DGs during the first nine months of fiscal 2009 compared to the first nine months of fiscal 2008, resulted in the overall increase in DGs revenue.
     Cost of Goods Sold. Although we produced and sold less ethanol and DGs during the nine months ended June 30, 2009, than we did during the nine months ended June 30, 2008, our costs of goods

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sold increased by $11.9 million or 18.7% during the nine months ended June 30, 2009, compared with the nine months ended June 30, 2008. This was primarily the result of a $27.2 million change in the amount of derivative gains and losses (discussed below), which in effect resulted in a net increase in the cost of goods sold from period to period; offset by an approximate $13.1 million decrease in the cost of corn used, an approximate $3.5 million decrease in the cost of natural gas, and a $1.7 million decrease in processing ingredients. As a percentage of sales, our cost of goods sold increased 43.4% during the first nine months of fiscal 2009 compared to the first nine months of fiscal 2008. This was a result of the increase in the cost of goods sold in conjunction with a 27.7% decrease in revenues from period to period.
     Cost of goods sold during the first nine months of fiscal 2009 include derivative losses of approximately $6.3 million, primarily from corn derivative instruments, compared to approximately $20.9 million in derivative gains from corn derivative instruments during the first nine months of fiscal 2008. This change in derivative gains and losses from period to period resulted in an approximate $27.2 million relative increase in our cost of goods sold during the first nine months of fiscal 2009 compare to the first nine months of fiscal 2008. The losses on these corn derivative instruments were primarily a result of corn prices falling since the dates we entered into these contracts.
     During the first nine months of fiscal 2009, including the net effects of lower of cost or market adjustments to corn, our average cost of corn was $4.00 per bushel, compared to $4.46 per bushel of corn during the first nine months of fiscal 2008. This decrease in the net per bushel price of corn, offset with a 11.0% decrease in the usage of corn, resulted in a net decrease of approximately $13.1 million in our cost of corn as compared to the first nine months of fiscal 2008.
     The average price of natural gas used at the Plant during the first nine months of fiscal 2009 was 40.2% less than during the first nine months of fiscal 2008. In addition, we supplement our natural gas requirements with methane generated at a landfill located near the Plant. During the nine months ended June 30, 2009, we purchased approximately 85,000 Dths of methane gas from the landfill, which represented approximately 8.8% of our gas usage for the period, at an average purchase price of $4.75 per Dth. This compared to an average purchase price of $5.22 per Dth for natural gas purchased in the same period.
     Selling, General and Administrative Expenses. SG&A expenses decreased approximately $111,000 during the nine months ended June 30, 2009 compared to the nine months ended June 30, 2008. A reduction in administrative labor expense for the nine months ended June 30, 2009 was the primary reason for the overall decrease. SG&A expenses increased to 1.8% of total revenues for the nine months ending June 30, 2009 compared to 1.4% for the nine months ended June 30, 2008, primarily due to a decrease in revenues from ethanol sales.
     Other Income (Expense). Other expense consists primarily of interest expense on our borrowings of approximately $1.8 million and $2.4 million during the nine months ended June 30, 2009 and 2008, respectively. Interest expense consisted primarily of interest payments on our credit facilities with Farm Credit described below. Interest expense also included interest payments on our Tax Increment Revenue Bonds and on a note used to finance certain equipment. Overall our interest costs have declined due to lower average interest rates on that portion of our borrowings that bear interest at variable rates and to lower debt balances during the first nine months of fiscal 2009 as compared to the first nine months of fiscal 2008. Other income in each period consisted primarily of a patronage dividend from our lenders.

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Liquidity and Capital Resources
     As of June 30, 2009, current assets (excluding restricted cash) total approximately $7.6 million. Current liabilities at June 30, 2009 totaled approximately $10.4 million and included approximately $4.9 million of long-term debt obligations due within 12 months. We also have approximately $6.6 million in available credit under the Revolving Promissory Note at June 30, 2009.
     Our principal uses of cash are to pay operating expenses of the Plant and to make debt service payments on our long-term debt described below. Our principal sources of cash are revenues from the sale of ethanol, DGs and corn oil and available borrowing capacity under our Credit Facility with Farm Credit Services of America FLCA and other participating lending institutions (the “Credit Facility”). While our loan agreement is with Farm Credit, they have participated out portions of our loan to other lending institutions. The Credit Facility provides for:
          (i) a term credit facility of $35,643,750 which we are obligated to repay in quarterly installments of $1,188,125 plus accrued interest with the final installment due in March 2015, subject to a requirement to make special principal payments out of excess cash flow in certain cases (the “Term Note”);
          (ii) a revolving credit facility under which we may borrow up to $11,881,250 on a revolving basis as required to meet our working capital needs which we are obligated to repay in quarterly installments of $1,188,125, to the extent of the principal balance outstanding, beginning September 2015, or three months after the repayment of the Term Note described above (the “Revolving Promissory Note”); and
          (iii) a line of credit for up to $3,500,000 which we use primarily for grain hedging (the “Line of Credit”) through February 2010.
     As of June 30, 2009, the remaining principal on the Term Note was approximately $24.8 million. We did not make an annual “excess cash flow” payment of principal under the Term Note in January 2009 in order to maintain compliance with loan covenants.
     We borrowed approximately a net $5.3 million under our Revolving Promissory Note and a net $1.1 million under our Line of Credit during the first nine months of fiscal 2009 in order to meet our cash flow needs. The daily average borrowing under the Revolving Promissory Note during the quarter ended June 30, 2009 was approximately $4.9 million and the outstanding balance at June 30, 2009 was approximately $5.3 million. As a result, we had approximately $6.6 million in available credit under the Revolving Promissory Note at June 30, 2009. However, as discussed below, our ability to obtain additional advances on the Revolving Promissory Note may be limited by the lenders under certain circumstances.
     The daily average borrowing under the Line of Credit during the quarter ended June 30, 2009 was approximately $1.8 million and the outstanding balance at June 30, 2009 was $1.8 million. The amount available to us under the Line of Credit is reduced by the amount of three standby letters of credit totaling approximately $1.6 million as of June 30, 2009. As a result, we had approximately $100,000 in available credit under the Line of Credit.
     Except for amounts on the Term Loan which we have elected to convert to a fixed rate of interest, we pay interest on funds borrowed under the Credit Facility at a variable annual rate equal to 4.0% above the three-month LIBOR rate (however, beginning May 15, 2009, will not be less than 5.0% per annum). The interest rate is reset on a monthly basis and there is no limit on the amount of the change in the interest rate. The average variable interest rate on the Credit Facility during the quarter ended June 30, 2009, was 5.12%.

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     The Credit Facility provides that from time to time we may elect to convert up to 75% of the outstanding borrowings under the Term Note from the variable rate interest described above to a fixed rate of interest quoted by Farm Credit at the time of any such election. Each such election will be for a specific amount of loan principal for a specified period of time, and subject to other terms and restrictions. On April 17, 2008, we elected to convert $3.5 million of borrowings under the Term Note to a fixed interest rate of 6.12% for a period ending April 17, 2011. On April 18, 2008, we elected to convert $4.0 million of borrowings under the Term Note to a fixed interest rate of 5.97% for a period ending April 18, 2010. On April 21, 2008, we elected to convert increments of $5.5 million and $4.5 million of borrowings under the Term Note to a fixed interest rate of 5.65% for a period ending April 21, 2009, and 6.69% for a period ending April 21, 2012, respectively. On April 21, 2009, a total of $5.5 million of our borrowings converted back to variable rate debt.
     The Term Note, Revolving Promissory Note and Line of Credit are subject to protective covenants requiring us to maintain various financial covenants, ratios and tangible net worth. They also limit our annual capital expenditures and membership distributions. The lending institutions modified the terms of the credit agreement to reduce the minimum working capital requirement from $6,000,000 to $4,000,000 beginning January 31, 2009. However, as of March 31, 2009, the Company was out of compliance with the amended minimum working capital covenant and obtained a waiver from the lending institutions of this noncompliance. The lending institutions also agreed to further reduce the minimum working capital requirement from $4,000,000 to $2,750,000 effective April 1, 2009. On December 31, 2009, the minimum working capital requirement will increase to $3,500,000 through December 30, 2010, after which the minimum working capital requirement will increase to $5,000,000. For purposes of the credit agreement, working capital is defined as current assets, plus any unused borrowing capacity under the revolving promissory note, less current liabilities. In addition, based on its projections of operating results in previous quarters, the Company reasonably anticipated that it would not be in compliance with the debt service coverage ratio and minimum tangible net worth covenants. The lending institutions agreed to eliminate the debt coverage ratio requirement for the fiscal year ending September 30, 2009. The tangible net worth requirement was reduced from $36,800,000 to $35,500,000 effective April 1, 2009. On December 31, 2009, the minimum tangible net worth requirement will increase to $36,250,000 through December 31, 2010, after which it will increase to $37,750,000. Capital expenditures during fiscal years 2008 and 2009 are limited to a total of $2,500,000 for the two year period. Thereafter, capital expenditures are limited to $500,000 per year. The amendment also prohibits distribution of earnings without prior written consent of the lender through September 30, 2010.
     With the forgoing modifications, the Company anticipates that it will be able to comply with all the covenants in the Credit Facility through June 30, 2010, based on its current projection of operating results. However, it is at least reasonably possible that actual results could differ from those projections; which include among other things, management estimates, assumptions, and weighted probabilities for anticipated corn, ethanol, natural gas, and distillers grains prices, cash flows, and production rates and efficiencies. If the Company is not in compliance with its credit agreement covenants, the lending institution may enforce its available remedies against the Company under the Credit Facility. Among other things, borrowings under the term note, revolving promissory note and the line of credit are secured by a first priority security interest on all of the Company’s business assets. The Company is currently in compliance with all of its credit agreement covenants. While the Company received waivers and the lenders have amended the credit agreement for the instances of non-compliance in previous quarters, in the event of future instances of non-compliance, there is no assurance that the Company will continue to receive additional waivers or amendments.

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     In connection with the waivers and the amendments to the credit agreement, the interest rate on the variable portion of the Company’s borrowings for the remaining term of the credit agreement was increased from 3% over the three-month LIBOR to 4% over the three-month LIBOR rate, but shall not, in any event, be less than 5% per annum. The amendments to the credit agreement also eliminated the provision that would have lowered the interest rate on the Term Note and the Revolving Promissory Note to 2.85% above the three-month LIBOR rate after a year end in which the Company’s ratio of net worth to total tangible assets exceeds 60% and the Company is not in default under the terms of the Credit Facility. The amendments to the interest rate provisions will result in the Company paying more interest on its variable rate borrowings under the Credit Facility.
     The Company is facing liquidity issues due to the operating losses that we incurred during the fourth quarter of fiscal 2008 and the first six months of fiscal 2009. Management has taken, and continues to take steps to control operating costs and increase revenues. We expect that our anticipated operating margins generated from the sale of ethanol, DGs and corn oil, and our available borrowing capacity under our Credit Facility will be sufficient to meet our working capital needs and operating expenses through June 30, 2010. However, there is no assurance that these funds available to us will be sufficient to cover our anticipated working capital needs and operating expenses, particularly if lower prices for ethanol and high operating costs, including specifically the cost of corn, return and result in negative operating margins for an extended period. In addition, the lending institution may limit additional advances to us under our Credit Facility in the event it determines there has been an event, occurrence or circumstance that has a material negative effect on our business operations or prospects. In that case, we may not be able to meet our working capital needs even though we remain in compliance with the covenants under the Credit Facility unless we were able to raise additional debt or equity capital. Furthermore, if we are unable to maintain compliance with loan covenants under the Credit Facility, the lending institution may require immediate payment of the outstanding balances of these loans and exercise other remedies available to it. There is no assurance that we could raise additional equity or debt financing if needed to meet our working capital needs or to repay borrowings under the Credit Facility in the event of a default. If we did raise additional equity capital or debt financing, it could result in dilution to the existing holders of our membership units.
Application of Critical Accounting Estimates
     Management uses various estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accounting estimates that are the most important to the presentation of our results of operations and financial condition, and which require the greatest use of judgment by management, are designated as our critical accounting estimates. We have described these critical accounting estimates in the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008. Management periodically re-evaluates and adjusts its critical accounting policies as circumstances change. However, there were no changes in the Company’s critical accounting estimates during the nine months ended June 30, 2009.
Off-Balance Sheet Arrangements
     We do not have any off-balance sheet arrangements.

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Item 4T. Controls and Procedures
     Our management, including our President and Chief Executive Officer (the principal executive officer), Charles Hofland, along with our Treasurer and Chief Financial Officer (the principal financial officer), Mark Rolfes, have reviewed and evaluated the effectiveness of our disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as of June 30, 2009. Based upon this review and evaluation, these officers believe that our disclosure controls and procedures are effective in ensuring that material information related to us is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission.
     There has been no change in our internal control over financial reporting that occurred during the quarter ended June 30, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II. OTHER INFORMATION
Item 1. Legal Proceedings
     None.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds
     None
Item 3. Defaults Upon Senior Securities
     None.
Item 4. Submission of Matters to a Vote of Security Holders
     None
Item 5. Other Information
     None

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Item 6. Exhibits
The following exhibits are included in this report:

Exhibit No.	Exhibit

3.1	Articles of Organization of Siouxland Ethanol, LLC. Filed as Exhibit 3.1 to the Company’s Registration Statement on Form SB-2 (Commission File No. 333-123473) and incorporated by reference herein.

3.2	Amended and Restated Operating Agreement of Siouxland Ethanol, LLC. Filed as Exhibit 3.2 to the Company’s Registration Statement on Form SB-2 (Commission File No. 333-123473) and incorporated by reference herein.

4.1	Form of Membership Certificate. Filed as Exhibit 4.1 to the Company’s Registration Statement on Form SB-2 (Commission File No. 333-123473) and incorporated by reference herein.

10.1	Eighth Amendment to Credit Agreement, made and entered into effective April 13, 2009, by and between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA. Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 14, 2009 (Commission File No. 000-52420) and incorporated by reference herein.

10.2	Ninth Amendment to Credit Agreement, made and entered into effective May 15, 2009, by and between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA. Filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed May 20, 2009 (Commission File No. 000-52420) and incorporated by reference herein.

10.3	Tenth Amendment to Credit Agreement, made and entered into effective June 30, 2009, by and between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA. Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 1, 2009 (Commission File No. 000-52420) and incorporated by reference herein.

10.4	Ethanol Product Off-Take Agreement, dated May 1, 2009, by and between the Company and Gavilon, LLC. Filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed May 20, 2009 (Commission File No. 000-52420) and incorporated by reference herein.

31.1	Certification of Principal Executive Officer pursuant to 17 CFR 240.13a-14(a).

31.2	Certification of Principal Financial Officer pursuant to 17 CFR 240.13a-14(a).

32.1	Certification of Principal Executive Officer pursuant to 18 U.S.C. § 1350.

32.2	Certification of Principal Financial Officer pursuant to 18 U.S.C. § 1350.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIOUXLAND ETHANOL, LLC
Date: August 14, 2009	/s/ Charles Hofland
Charles Hofland
President and Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2009	/s/ Mark Rolfes
Mark Rolfes
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

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[PRELIMINARY FORM OF PROXY]
Siouxland Ethanol, LLC
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SIOUXLAND ETHANOL, LLC FOR USE ONLY AT THE SPECIAL MEETING OF MEMBERS
TO BE HELD ON [DATE], 2009 AND AT ANY ADJOURNMENT THEREOF.
Special Meeting Materials are available online at:
http://www.siouxlandethanol.com/index.cfm?show=10&mid=33.
     The undersigned hereby authorizes the Board of Directors of Siouxland Ethanol, LLC (the “Company”), and any of them individually or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Special Meeting of Members of the Company to be held at the Marina Inn Conference Center, 4th & B Streets, South Sioux City, Nebraska, on [Day], [Date], 2009, at 1.30 p.m. local time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below. Please note that the approval of a proposal is not contingent upon the approval of any other proposal except as indicated in Proposals 1 and 3 below.
PROPOSAL 1. RECLASSIFICATION AMENDMENTS. Adoption of the group of interrelated amendments to the Company’s Amended and Restated Operating Agreement (the “Operating Agreement”) that will (i) divide the existing single class of Units into three separate classes designated as Class A Units, Class B Units and Class C Units, (ii) establish the distinct rights and obligations of these three classes of Units and (iii) provide how the new classes of Units will be distributed among members in exchange for their existing Units. Please note that approval of this Proposal 1 is a condition precedent to the approval of Proposal 3 below.
☐     FOR          ☐     AGAINST          ☐     ABSTAIN
PROPOSAL 2. ELIMINATE OBSOLETE PROVISIONS RELATION TO MAKEUP OF BOARD OF DIRECTORS. Amendments to Section 5.3(a) to eliminate obsolete provisions relating to the appointment of the original directors prior to the time the Company’s ethanol plant was completed and to the process of initially creating three groups of directors with staggered terms.
☐     FOR          ☐     AGAINST          ☐     ABSTAIN
PROPOSAL 3. CHANGE DIRECTOR NOMINEE INFORMATION REQUIREMENTS. Amend Section 5.3(b)(v) of the Operating Agreement to allow members to nominate persons to serve on the Board of Directors without necessarily providing all the information about the nominee required by the SEC’s proxy statement rules. Please note that approval of this Proposal 3 is contingent upon the approval of Proposal 1 above.
☐     FOR          ☐     AGAINST          ☐     ABSTAIN
PROPOSAL 4. AUTHORIZE MEMBERS TO ACT BY WRITTEN CONSENT. Amend Section 6.10 of the Operating Agreement to allow members to take action by written consent in lieu of a vote taken at a meeting of members.
☐     FOR          ☐     AGAINST          ☐     ABSTAIN

PROPOSAL 5. AUTHORIZE BOARD TO ESTABLISH RECORD DATES. Amend Section 6.11 of the Operating Agreement to authorize the Board of Directors to establish record dates for determining members entitled to receive notice of, and vote at, a meeting of members other than the mailing date of the notice of the meeting and to establish record dates for determining members entitled to a cash distribution other than the date the distribution is declared.
☐     FOR          ☐     AGAINST          ☐     ABSTAIN
PROPOSAL 6. CLARIFY THAT NO SIGNATURES ARE REQUIRED ON AMENDMENTS. Add new Section 8.1(d) to the Operating Agreement to clarify that amendments to the Operating Agreement are effective when approved by our members and do not require each member to sign the document incorporating the amendments.
☐     FOR          ☐     AGAINST          ☐     ABSTAIN
PROPOSAL 7. VOTE TO ADJOURN OR POSTPONE THE SPECIAL MEETING. Approval of adjournment or postponement of the Special Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the merger.
☐     FOR          ☐     AGAINST          ☐     ABSTAIN
To vote at Board of Directors’ discretion with respect to any other proposal or item of business that may properly come before the Special Meeting.
     This proxy is revocable and the undersigned may revoke it at any time prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Special Meeting or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the Special Meeting. The undersigned hereby revokes all previous proxies for the Special Meeting, acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement for the Special Meeting prior to signing this proxy and ratifies all that the said proxies may do by virtue hereof.

2

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSED AMENDMENTS TO OUR AMENDED AND RESTATED OPERATING AGREEMENT AND “FOR” THE APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.
Dated:                                         , 2009
Number of Units owned on
[Date], 2009:

Signature

Print Name:

Signature

Print Name:

Please sign exactly as your name appears on your Unit certificate(s). When Units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If Units are owned by a corporation or other type of entity, please sign in the name of the entity by a duly authorized person.
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
IMMEDIATELY IN THE ENCLOSED ENVELOPE

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